UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 15 of its series:

Allspring Asset Allocation fund, Allspring Growth Balanced Fund, Allspring Moderate Balanced Fund, Allspring C&B Large Cap Value Fund, Allspring Emerging Growth Fund, Allspring Index Fund, Allspring Small Company Growth Fund, Allspring Small Company Value Fund, Allspring Core Bond Fund, Allspring Real Return Fund, Allspring Spectrum Income Allocation Fund, Allspring Spectrum Growth Fund, Allspring Spectrum Moderate Growth Fund, Allspring Spectrum Conservative Growth Fund and Allspring Spectrum Aggressive Growth Fund.

Date of reporting period: May 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
May 31, 2022
Allspring Growth Balanced Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Growth Balanced Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Growth Balanced Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Growth Balanced Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Growth Balanced Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Growth Balanced Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Growth Balanced Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡, FRM, Travis L. Keshemberg, CFA®‡#, CIPM, FRM
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFGBX)	10-14-1998	-12.73	5.29	7.93	-7.41	6.55	8.57	1.30	1.13
Class C (WFGWX)	10-1-1998	-9.09	5.76	7.92	-8.09	5.76	7.92	2.05	1.88
Administrator Class (NVGBX)	11-11-1994	–	–	–	-7.25	6.76	8.81	1.22	0.95
Growth Balanced Blended Index[3]	–	–	–	–	-6.89	7.25	8.72	–	–
Bloomberg U.S. Aggregate Bond Index[4]	–	–	–	–	-8.22	1.18	1.71	–	–
MSCI ACWI ex USA Index (Net)[5]	–	–	–	–	-12.41	4.42	6.39	–	–
Russell 3000® Index[6]	–	–	–	–	-3.68	12.75	14.00	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.46% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.13% for Class A, 1.88% for Class C, and 0.95% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Source: Allspring Funds Management, LLC. The Growth Balanced Blended Index is composed 45% of the Russell 3000® Index, 35% of the Bloomberg U.S. Aggregate Bond Index, and 20% of the MSCI ACWI ex USA Index (Net). Prior to November 30, 2017, the Growth Balanced Blended Index was composed 35% of the Bloomberg U.S. Aggregate Bond Index, 16.25% of the Russell 1000® Growth Index, 16.25% of the Russell 1000® Value Index, 16.25% of the S&P 500 Index, 9.75% of the MSCI EAFE Index (Net), and 6.50% of the Russell 2000® Index. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Keshemberg became a portfolio manager of the Fund on March 24, 2022.

6  |  Allspring Growth Balanced Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
1The chart compares the performance of Class A shares for the most recent ten years with the Growth Balanced Blended Index, Bloomberg U.S. Aggregate Bond Index, MSCI ACWI ex USA Index (Net) and Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Footnotes continued from previous page
[6]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. This fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Growth Balanced Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed the Growth Balanced Blended Index for the 12-month period that ended May 31, 2022.
■	The Tactical Asset Allocation (TAA) overlay was the largest detractor from relative performance over the period.
■	Strong relative performance from both U.S. and international factor-based strategies had the largest positive impact on performance.
Strong economic growth was followed by rapidly increasing inflation and uncertainty.
Stocks and bonds both decreased in value. The 12-month period that ended May 31, 2022, saw weak results from the broad U.S. equity markets, as illustrated by the Russell 3000® Index’s return of -3.68%. The broad foreign markets did worse, as reflected by the MSCI ACWI ex USA Index (Net)’s return of -12.41%. The broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned -8.22%. Inflation-sensitive bonds experienced better returns but, as represented by the Bloomberg U.S. TIPS Index*, still lost 1.45%.
Ten largest holdings (%) as of May 31, 2022[1]
Allspring Managed Fixed Income Portfolio	21.61
Allspring Disciplined U.S. Core Fund Class R6	13.57
Allspring Large Company Value Portfolio	11.80
Allspring Diversified Large Cap Growth Portfolio	10.83
Allspring Disciplined International Developed Markets Portfolio	8.91
Allspring Core Bond Portfolio	6.71
iShares Core MSCI EAFE ETF	4.04
Allspring C&B Large Cap Value Portfolio	3.56
Allspring Real Return Portfolio	3.43
Allspring Factor Enhanced International Equity Portfolio	3.32
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio management made no changes to the underlying portfolio.
While the portfolio remained stable, the Fund’s TAA overlay was active throughout the year. Our pro-growth positioning at the start of the period gave way to much more defensive positioning at the end of the period.
The TAA overlay was the largest detractor from relative performance over the period.
During the first portion of the period, the overlay was well positioned for upward movements in growth assets and it enjoyed positive returns. Near the end of calendar-year 2021, we started to reduce the exposure to growth assets to make the overall positioning a bit more neutral. The reduction in exposure continued, and by the end of the period, the positioning was defensive. While the TAA added to performance early in the period, positions held during the transition periods lost money and the strategy detracted from performance over the full period.
Allocation (%) as of May 31, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	35	41
Stock Funds	65	65
Effective Cash	0	(6)
[1]	Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. These amounts are subject to change and may have changed since the date specified.
Strong relative performance from both U.S. and international factor-based strategies had the largest positive impact on performance.
Value stocks, as represented by the return on the Russell 3000® Value Index** of +0.35%, fared better than growth stocks, as represented by the return on the Russell 3000® Growth Index*** of -7.60% over the trailing 12 months. The same situation occurred in the non-U.S. markets over this

*	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

***	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

8  |  Allspring Growth Balanced Fund

Performance highlights (unaudited)
period; the MSCI ACWI ex USA Value Index (Net)* Index returned -5.70% while the MSCI ACWI ex USA Growth Index (Net)** was down 18.91%. The portfolio uses a number of factor-based U.S. and international equity strategies. These strategies had an overweighting in value-type factors over the trailing 12 months, which added to relative performance. In particular, the U.S. large cap factor-based portfolios added 40 basis points (bps; 100 bps equal 1.00%) to relative performance and the non-U.S. developed markets portfolio added 13 bps to relative performance.
Looking ahead, we are guarded.
At this time last year, we held an outlook we classified as “guardedly optimistic” as the massive amount of uncertainty we faced in 2020 had faded. Uncertainty has returned and today our outlook is guarded. Along with the financial markets, we are digesting a great deal of data related to central bank tightening, geopolitical concerns, the war in Ukraine, and deteriorating consumer sentiment. Our base case doesn’t foresee a major geopolitical spillover from the Russia-Ukraine war, but we expect to see continued price increases for energy and some agricultural commodities. We suspect that the supply chain bottleneck issues within the U.S. will improve, which will help economic growth stay or return to positive levels. We see the U.S. Federal Reserve (Fed) raising rates by another 50 bps in June, but future rate hikes will be dependent upon the data. While inflation is at 40-year-high levels, the Fed has shifted from being super-hawkish to something more moderate. The Fed will continue to focus on inflation, but we think it is concerned about overreacting. Along with the Fed, we will continue to monitor the data and make adjustments to the portfolio as needed.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Value Index (Net) measures the equity market performance of large- and mid-cap securities exhibiting overall value style characteristics across developed and emerging market countries, excluding the U.S. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield. You cannot invest directly in an index.
**	The MSCI ACWI ex USA Growth Index (Net) measures the equity market performance of the large- and mid-cap securities exhibiting overall growth style characteristics across developed and emerging market countries, excluding the U.S. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend. You cannot invest directly in an index.

Allspring Growth Balanced Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 910.55	$4.95	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.24	1.04%
Class C
Actual	$1,000.00	$ 907.34	$8.42	1.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.11	$8.90	1.77%
Administrator Class
Actual	$1,000.00	$ 911.45	$4.05	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

10  |  Allspring Growth Balanced Fund

Portfolio of investments—May 31, 2022

		Shares	Value
Investment companies: 99.50%
Affiliated master portfolios: 76.41%
Allspring C&B Large Cap Value Portfolio			$ 7,161,815
Allspring Core Bond Portfolio			13,489,329
Allspring Disciplined International Developed Markets Portfolio			17,923,735
Allspring Diversified Large Cap Growth Portfolio			21,775,965
Allspring Emerging Growth Porfolio			2,005,398
Allspring Factor Enhanced Emerging Markets Equity Portfolio			2,727,351
Allspring Factor Enhanced International Equity Portfolio			6,675,704
Allspring Large Company Value Portfolio			23,742,891
Allspring Managed Fixed Income Portfolio			43,474,257
Allspring Real Return Portfolio			6,899,776
Allspring Small Company Growth Portfolio			2,211,817
Allspring Small Company Value Portfolio			5,605,840
			153,693,878
Exchange-traded funds: 6.87%
iShares Core MSCI EAFE ETF		123,429	8,133,971
iShares Core U.S. Aggregate Bond ETF		54,840	5,674,295
			13,808,266
Stock funds: 16.22%
Allspring Disciplined U.S. Core Fund Class R6 ♠		1,295,082	27,300,335
Allspring Emerging Markets Equity Fund Class R6 ♠		101,708	2,608,804
Allspring Emerging Markets Equity Income Fund Class R6 ♠		236,607	2,716,244
			32,625,383
Total Investment companies (Cost $180,978,591)			200,127,527
Total investments in securities (Cost $180,978,591)	99.50%		200,127,527
Other assets and liabilities, net	0.50		1,015,459
Total net assets	100.00%		$201,142,986

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Disciplined U.S. Core Fund Class R6	$32,623,137	$2,773,000	$(6,466,718)	$ 188,421	$ (1,817,505)	$ 27,300,335
Allspring Emerging Markets Equity Fund Class R6	2,962,887	534,200	0	0	(888,283)	2,608,804
Allspring Emerging Markets Equity Income Fund Class R6	3,069,290	231,821	(123,063)	(1,337)	(460,467)	2,716,244
				$187,084	$(3,166,255)	$32,625,383

The accompanying notes are an integral part of these financial statements.

Allspring Growth Balanced Fund  |  11

Portfolio of investments—May 31, 2022

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Disciplined U.S. Core Fund Class R6	1,295,082	$ 352,909	$ 2,326,242
Allspring Emerging Markets Equity Fund Class R6	101,708	20,820	0
Allspring Emerging Markets Equity Income Fund Class R6	236,607	85,025	0
		$458,754	$2,326,242
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring C&B Large Cap Value Portfolio	2.05%	2.15%	$ 1,359,151	$ (1,489,937)	$ 0	$ 141,921	$ 362	$ 7,161,815
Allspring Core Bond Portfolio	0.28	0.28	(483,327)	(1,021,406)	260,226	0	569	13,489,329
Allspring Disciplined International Developed Markets Portfolio	10.29	11.21	707,270	(3,196,769)	0	654,599	11,898	17,923,735
Allspring Diversified Large Cap Growth Portfolio	9.05	11.13	4,120,618	(6,795,731)	0	186,116	1,015	21,775,965
Allspring Emerging Growth Porfolio	0.25	0.54	1,144,078	(1,794,419)	0	2,571	1,367	2,005,398
Allspring Factor Enhanced Emerging Markets Equity Portfolio	1.67	2.00	(53,076)	(590,570)	0	89,797	108	2,727,351
Allspring Factor Enhanced International Equity Portfolio	1.11	1.23	199,224	(1,007,338)	0	226,651	170	6,675,704
Allspring Large Company Value Portfolio	9.70	10.96	2,028,893	(1,632,777)	0	544,256	497	23,742,891
Allspring Managed Fixed Income Portfolio	10.14	10.40	(180,858)	(5,021,452)	1,452,070	0	982	43,474,257
Allspring Real Return Portfolio	3.39	2.98	154,753	(564,250)	444,315	24,257	114	6,899,776
Allspring Small Company Growth Portfolio	0.19	0.27	404,189	(801,636)	0	6,197	252	2,211,817
Allspring Small Company Value Portfolio	1.06	0.94	864,201	(972,318)	0	93,132	363	5,605,840
			$10,265,116	$(24,888,603)	$2,156,611	$1,969,497	$17,697	$153,693,878
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Growth Balanced Fund

Portfolio of investments—May 31, 2022

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Australian Dollar Futures	58	6-13-2022	$ 4,273,797	$ 4,162,370	$ 0	$ (111,427)
E-Mini Consumer Staples Select Sector Futures	75	6-17-2022	6,012,881	5,600,250	0	(412,631)
E-Mini Energy Select Sector Futures	58	6-17-2022	4,511,317	5,258,860	747,543	0
10-Year U.S. Treasury Notes	148	9-21-2022	17,760,391	17,679,063	0	(81,328)
Short
British Pound Futures	(52)	6-13-2022	(4,258,802)	(4,096,625)	162,177	0
E-Mini S&P 500 Index	(35)	6-17-2022	(6,991,136)	(7,229,688)	0	(238,552)
Euro STOXX 50 Futures	(76)	6-17-2022	(2,965,901)	(3,087,358)	0	(121,457)
U.S. Ultra Treasury Bonds	(40)	9-21-2022	(6,317,142)	(6,230,000)	87,142	0
					$996,862	$(965,395)
The accompanying notes are an integral part of these financial statements.

Allspring Growth Balanced Fund  |  13

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolios, at value (cost $138,213,725)	$ 153,693,878
Investments in affiliated Underlying Funds, at value (cost $27,186,689)	32,625,383
Investments in unaffiliated securities, at value (cost $15,578,177)	13,808,266
Cash	59,036
Cash at broker segregated for futures contracts	1,043,894
Receivable for daily variation margin on open futures contracts	198,896
Receivable for investments sold	52,920
Receivable for Fund shares sold	40,150
Prepaid expenses and other assets	34,829
Total assets	201,557,252
Liabilities
Payable for daily variation margin on open futures contracts	229,490
Shareholder servicing fees payable	41,468
Shareholder report expenses payable	30,989
Payable for Fund shares redeemed	30,500
Administration fees payable	26,968
Management fee payable	18,470
Distribution fee payable	3,704
Trustees’ fees and expenses payable	2,192
Accrued expenses and other liabilities	30,485
Total liabilities	414,266
Total net assets	$201,142,986
Net assets consist of
Paid-in capital	$ 182,262,041
Total distributable earnings	18,880,945
Total net assets	$201,142,986
Computation of net asset value and offering price per share
Net assets – Class A	$ 71,327,082
Shares outstanding – Class A1	1,552,380
Net asset value per share – Class A	$45.95
Maximum offering price per share – Class A2	$48.75
Net assets – Class C	$ 6,000,612
Shares outstanding – Class C1	157,345
Net asset value per share – Class C	$38.14
Net assets – Administrator Class	$ 123,815,292
Shares outstanding – Administrator Class[1]	3,146,680
Net asset value per share – Administrator Class	$39.35
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Growth Balanced Fund

Statement of operations—year ended May 31, 2022

Investment income
Interest allocated from affiliated Master Portfolios (net of foreign withholding taxes of $53)	$ 2,156,611
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $131,162)	1,969,497
Dividends from affiliated Underlying Funds	458,754
Dividends from unaffiliated securities	422,352
Affiliated income allocated from affiliated Master Portfolios	17,697
Expenses allocated from affiliated Master Portfolios	(867,144)
Waivers allocated from affiliated Master Portfolios	83,142
Total investment income	4,240,909
Expenses
Management fee	690,391
Administration fees
Class A	169,184
Class C	17,567
Administrator Class	183,562
Shareholder servicing fees
Class A	201,410
Class C	20,648
Administrator Class	349,471
Distribution fee
Class C	61,942
Custody and accounting fees	16,332
Professional fees	37,631
Registration fees	19,569
Shareholder report expenses	11,788
Trustees’ fees and expenses	20,687
Other fees and expenses	7,969
Total expenses	1,808,151
Less: Fee waivers and/or expense reimbursements
Fund-level	(233,151)
Class A	(5,450)
Administrator Class	(156,847)
Net expenses	1,412,703
Net investment income	2,828,206
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	10,265,116
Affiliated Underlying Funds	187,084
Unaffiliated securities	27,338
Futures contracts	(2,017,850)
Capital gain distributions from affiliated Underlying Funds	2,326,242
Net realized gains on investments	10,787,930
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	(24,888,603)
Affiliated Underlying Funds	(3,166,255)
Unaffiliated securities	(1,901,611)
Futures contracts	551,641
Net change in unrealized gains (losses) on investments	(29,404,828)
Net realized and unrealized gains (losses) on investments	(18,616,898)
Net decrease in net assets resulting from operations	$(15,788,692)
The accompanying notes are an integral part of these financial statements.

Allspring Growth Balanced Fund  |  15

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 2,828,206		$ 2,793,792
Net realized gains on investments		10,787,930		31,671,306
Net change in unrealized gains (losses) on investments		(29,404,828)		22,293,655
Net increase (decrease) in net assets resulting from operations		(15,788,692)		56,758,753
Distributions to shareholders from
Net investment income and net realized gains
Class A		(10,097,006)		(4,537,603)
Class C		(1,172,850)		(577,341)
Administrator Class		(20,615,474)		(9,295,207)
Total distributions to shareholders		(31,885,330)		(14,410,151)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	87,465	4,683,432	101,624	5,268,635
Class C	12,808	560,338	20,044	915,152
Administrator Class	133,987	6,154,188	157,869	7,209,637
		11,397,958		13,393,424
Reinvestment of distributions
Class A	192,468	9,901,778	85,990	4,440,603
Class C	27,531	1,172,634	12,805	561,013
Administrator Class	464,785	20,538,888	205,233	9,281,044
		31,613,300		14,282,660
Payment for shares redeemed
Class A	(201,168)	(10,553,283)	(194,217)	(10,010,832)
Class C	(82,846)	(3,614,242)	(86,892)	(3,822,827)
Administrator Class	(413,340)	(18,657,031)	(574,313)	(25,780,552)
		(32,824,556)		(39,614,211)
Net increase (decrease) in net assets resulting from capital share transactions		10,186,702		(11,938,127)
Total increase (decrease) in net assets		(37,487,320)		30,410,475
Net assets
Beginning of period		238,630,306		208,219,831
End of period		$201,142,986		$238,630,306
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Growth Balanced Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$56.39	$46.33	$45.15	$47.12	$43.91
Net investment income	0.61	0.61 [1]	0.65 [1]	0.72 [1]	0.53
Net realized and unrealized gains (losses) on investments	(4.08)	12.62	1.80	(0.60)	3.13
Total from investment operations	(3.47)	13.23	2.45	0.12	3.66
Distributions to shareholders from
Net investment income	(0.53)	(0.50)	(0.47)	(1.26)	(0.45)
Net realized gains	(6.44)	(2.67)	(0.80)	(0.83)	0.00
Total distributions to shareholders	(6.97)	(3.17)	(1.27)	(2.09)	(0.45)
Net asset value, end of period	$45.95	$56.39	$46.33	$45.15	$47.12
Total return[2]	(7.41)%	29.31%	5.31%	0.53%	8.34%
Ratios to average net assets (annualized)*
Gross expenses	1.15%	1.22%	1.32%	1.33%	1.35%
Net expenses	1.04%	1.05%	1.04%	1.07%	1.17%
Net investment income	1.14%	1.18%	1.40%	1.55%	1.27%
Supplemental data
Portfolio turnover rate[3]	113%	140%	116%	149%	114%
Net assets, end of period (000s omitted)	$71,327	$83,102	$68,581	$68,832	$62,473

*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
Year ended May 31, 2020	0.45%
Year ended May 31, 2019	0.47%
Year ended May 31, 2018	0.51%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Allspring Growth Balanced Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$47.98	$39.81	$38.95	$40.86	$38.14
Net investment income	0.17 [1]	0.19 [1]	0.26 [1]	0.37 [1]	0.14
Net realized and unrealized gains (losses) on investments	(3.37)	10.80	1.54	(0.56)	2.74
Total from investment operations	(3.20)	10.99	1.80	(0.19)	2.88
Distributions to shareholders from
Net investment income	(0.20)	(0.15)	(0.14)	(0.89)	(0.16)
Net realized gains	(6.44)	(2.67)	(0.80)	(0.83)	0.00
Total distributions to shareholders	(6.64)	(2.82)	(0.94)	(1.72)	(0.16)
Net asset value, end of period	$38.14	$47.98	$39.81	$38.95	$40.86
Total return[2]	(8.09)%	28.35%	4.52%	(0.23)%	7.55%
Ratios to average net assets (annualized)*
Gross expenses	1.89%	1.97%	2.07%	2.08%	2.10%
Net expenses	1.78%	1.80%	1.79%	1.82%	1.92%
Net investment income	0.38%	0.43%	0.64%	0.93%	0.52%
Supplemental data
Portfolio turnover rate[3]	113%	140%	116%	149%	114%
Net assets, end of period (000s omitted)	$6,001	$9,588	$10,108	$11,434	$16,649

*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
Year ended May 31, 2020	0.45%
Year ended May 31, 2019	0.48%
Year ended May 31, 2018	0.51%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Growth Balanced Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$49.28	$40.83	$39.93	$42.04	$39.22
Net investment income	0.61 [1]	0.68	0.84	1.05	0.75
Net realized and unrealized gains (losses) on investments	(3.46)	11.03	1.41	(0.90)	2.63
Total from investment operations	(2.85)	11.71	2.25	0.15	3.38
Distributions to shareholders from
Net investment income	(0.64)	(0.59)	(0.55)	(1.43)	(0.56)
Net realized gains	(6.44)	(2.67)	(0.80)	(0.83)	0.00
Total distributions to shareholders	(7.08)	(3.26)	(1.35)	(2.26)	(0.56)
Net asset value, end of period	$39.35	$49.28	$40.83	$39.93	$42.04
Total return	(7.25)%	29.56%	5.51%	0.70%	8.63%
Ratios to average net assets (annualized)*
Gross expenses	1.07%	1.14%	1.24%	1.25%	1.27%
Net expenses	0.86%	0.86%	0.86%	0.89%	0.92%
Net investment income	1.33%	1.37%	1.57%	1.72%	1.51%
Supplemental data
Portfolio turnover rate[2]	113%	140%	116%	149%	114%
Net assets, end of period (000s omitted)	$123,815	$145,940	$129,531	$138,788	$157,889

*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
Year ended May 31, 2020	0.45%
Year ended May 31, 2019	0.47%
Year ended May 31, 2018	0.51%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Allspring Growth Balanced Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Growth Balanced Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a fund-of-funds that invests in various affiliated mutual funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund may also invest directly in securities. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Allspring Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Allspring Master Trust. The financial statements for all other affiliated Underlying Funds are also publicly available on the SEC website at sec.gov.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in underlying mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.

20  |  Allspring Growth Balanced Fund

Notes to financial statements
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates and is subject to interest rate risk, equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolios are recorded on a trade date basis. The Fund records daily its proportionate share of each affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $182,293,329 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$20,111,334
Gross unrealized losses	(2,245,669)
Net unrealized gains	$17,865,665

Allspring Growth Balanced Fund  |  21

Notes to financial statements
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to redemptions-in-kind. At May 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$889,228	$(889,228)
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $3,064,981 in short-term losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22  |  Allspring Growth Balanced Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$ 46,433,649	$0	$0	$ 46,433,649
Investments measured at net asset value*				153,693,878
	46,433,649	0	0	200,127,527
Futures contracts	996,862	0	0	996,862
Total assets	$47,430,511	$0	$0	$201,124,389
Liabilities
Futures contracts	$ 965,395	$0	$0	$ 965,395
Total liabilities	$ 965,395	$0	$0	$ 965,395

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $153,693,878. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
For the year ended May 31, 2022, the Fund did not have any transfers into/out of Level 3.
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Allspring C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Allspring Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Allspring Disciplined International Developed Markets Portfolio	Seeks long-term capital appreciation
Allspring Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Allspring Emerging Growth Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced Emerging Markets Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced International Equity Portfolio	Seeks long-term capital appreciation
Allspring Large Company Value Portfolio	Seeks long-term capital appreciation
Allspring Managed Fixed Income Portfolio	Seeks consistent fixed-income return
Allspring Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Allspring Small Company Growth Portfolio	Seeks long-term capital appreciation
Allspring Small Company Value Portfolio	Seeks long-term capital appreciation
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment

Allspring Growth Balanced Fund  |  23

Notes to financial statements
objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.300%
Next $500 million	0.280
Next $2 billion	0.260
Next $2 billion	0.240
Next $5 billion	0.230
Over $10 billion	0.220
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.
Allspring Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolios are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.13%
Class C	1.88
Administrator Class	0.95

24  |  Allspring Growth Balanced Fund

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $5,326 from the sale of Class A shares and $60 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing in various affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund's ownership percentage in the respective affiliated Master Portfolio at the end of the period by the corresponding affiliated Master Portfolio’s purchases and sales. Purchase and sales in affiliated Underlying Funds and unaffiliated securities in which the Fund invests are actual purchases and sales of those investments. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$82,765,700	$171,488,705	$90,761,769	$187,414,486
6. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2022, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with its asset allocation strategy. The Fund had an average notional amount of $31,758,435 in long futures contracts and $24,563,944 in short futures contracts during the year ended May 31, 2022.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 87,142*	Unrealized losses on futures contracts	$ 81,328*
Equity risk	Unrealized gains on futures contracts	747,543*	Unrealized losses on futures contracts	772,640*
Foreign currency risk	Unrealized gains on futures contracts	162,177*	Unrealized losses on futures contracts	111,427*
		$996,862		$965,395

*	Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of May 31, 2022 is reported separately on the Statement of Assets and Liabilities.

Allspring Growth Balanced Fund  |  25

Notes to financial statements
The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2022 was as follows:
	Net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Interest rate risk	$ 79,564	$ 40,000
Equity risk	(2,303,817)	471,243
Foreign currency risk	206,403	40,398
	$(2,017,850)	$551,641
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$18,667,572	$7,587,206
Long-term capital gain	13,217,758	6,822,945
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred
$844,391	$3,235,870	$17,865,665	$(3,064,981)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

26  |  Allspring Growth Balanced Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Growth Balanced Fund (formerly, Wells Fargo Growth Balanced Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Growth Balanced Fund  |  27

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 7% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $13,217,758 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $2,462,621 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $1,555,662 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, $15,698,855 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Allspring Growth Balanced Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Growth Balanced Fund  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Allspring Growth Balanced Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Growth Balanced Fund  |  31

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject. In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.

32  |  Allspring Growth Balanced Fund

Other information (unaudited)
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Growth Balanced Fund  |  33

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00184 07-22
A278/AR278 05-22

Annual Report
May 31, 2022
Allspring Moderate Balanced Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Moderate Balanced Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Moderate Balanced Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Moderate Balanced Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Moderate Balanced Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Moderate Balanced Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Moderate Balanced Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡, FRM, Travis L. Keshemberg, CFA®‡#, CIPM, FRM
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFMAX)	1-30-2004	-12.28	3.58	5.53	-6.93	4.82	6.15	1.29	1.15
Class C (WFBCX)	1-30-2004	-8.60	4.03	5.51	-7.60	4.03	5.51	2.04	1.90
Administrator Class (NVMBX)	11-11-1994	–	–	–	-6.67	5.08	6.41	1.21	0.90
Institutional Class (WFMYX)[3]	7-31-2018	–	–	–	-6.61	5.16	6.45	0.96	0.80
Moderate Balanced Blended Index[4]	–	–	–	–	-5.48	5.46	6.15	–	–
Bloomberg U.S. Aggregate Bond Index[5]	–	–	–	–	-8.22	1.18	1.71	–	–
Bloomberg U.S. Short Treasury 9-12 Months Index[6]	–	–	–	–	-0.63	1.27	0.82	–	–
MSCI EAFE Index (Net)[7]	–	–	–	–	-10.38	4.17	7.15	–	–
Russell 1000® Growth Index[8]	–	–	–	–	-6.25	16.13	16.06	–	–
Russell 1000® Value Index[9]	–	–	–	–	0.93	9.50	12.06	–	–
Russell 2000® Index[10]	–	–	–	–	-16.92	7.72	10.83	–	–
S&P 500 Index[11]	–	–	–	–	-0.30	13.38	14.40	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.39% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class A, 1.90% for Class C, 0.90% for Administrator Class, and 0.80% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Keshemberg became a portfolio manager of the Fund on March 24, 2022.

6  |  Allspring Moderate Balanced Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
1The chart compares the performance of Class A shares for the most recent ten years with the Moderate Balanced Blended Index, Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Short Treasury 9-12 Months Index, MSCI EAFE Index (Net), Russell 1000® Growth Index, Russell 1000® Value Index, Russell 2000® Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Footnotes continued from previous page
[4]	Source: Allspring Funds Management, LLC. The Moderate Balanced Blended Index is composed 45% of the Bloomberg U.S. Aggregate Bond Index, 15% of the Bloomberg U.S. Short Treasury 9-12 Months Index, 10% of the Russell 1000® Growth Index, 10% of the Russell 1000® Value Index, 10% of the S&P 500 Index, 6% of the MSCI EAFE Index (Net) (USD), and 4% of the Russell 2000® Index. You cannot invest directly in an index.
[5]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[6]	The Bloomberg U.S. Short Treasury 9–12 Months Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero-coupon STRIPS. You cannot invest directly in an index.
[7]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[8]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
[9]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
[10]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
[11]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Moderate Balanced Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed the Moderate Balanced Fund Blended Index for the 12-month period that ended May 31, 2022.
■	The Tactical Asset Allocation (TAA) overlay was the largest detractor from relative performance over the period.
■	Strong relative performance from the factor-based U.S. large cap equity and the inflation-sensitive bond portfolio had the largest positive impact on performance.
Strong economic growth was followed by rapidly increasing inflation and uncertainty. Both stocks and bonds decreased in value.
The 12-month period that ended May 31, 2022, saw weak results from the broad U.S. equity markets, as illustrated by the Russell 3000® Index’s* return of -3.68%. The broad foreign markets did worse, as reflected by the MSCI ACWI ex USA Index (Net)** return of -12.41%. The broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned -8.22%. Inflation-sensitive bonds experienced better returns but, as represented by Bloomberg U.S. TIPS Index***, still lost 1.45%.
Ten largest holdings (%) as of May 31, 2022[1]
Allspring Managed Fixed Income Portfolio	28.74
Allspring Conservative Income Fund Institutional Class	15.41
Allspring Core Bond Portfolio	8.37
Allspring Disciplined Large Cap Portfolio	8.30
Allspring Large Company Value Portfolio	7.64
Allspring Diversified Large Cap Growth Portfolio	7.50
Allspring Real Return Portfolio	4.44
Allspring C&B Large Cap Value Portfolio	3.85
Allspring Disciplined International Developed Markets Portfolio	3.06
iShares Core U.S. Aggregate Bond ETF	2.79
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio management made no changes to the underlying portfolio.
While the portfolio remained stable, the Fund’s TAA overlay was active throughout the year. Our pro-growth positioning at the start of the period gave way to much more defensive positioning at the end of the period.
The TAA overlay was the largest detractor from relative performance over the period.
During the first portion of the period, the overlay was well positioned for upward movements in growth assets and it enjoyed positive returns. Near the end of calendar-year 2021, we started to reduce the exposure to growth assets to make the overall positioning a bit more neutral. The reduction in exposure continued, and by the end of the period, the positioning was defensive. While the TAA added to performance early in the period, positions held during the transition period lost money and the strategy detracted about 71 bps from performance over the full period.
Allocation (%) as of May 31, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	60	66
Stock Funds	40	40
Effective Cash	0	(6)
[1]	Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. These amounts are subject to change and may have changed since the date specified.

*	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
**	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. You cannot invest directly in an index.
***	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

8  |  Allspring Moderate Balanced Fund

Performance highlights (unaudited)
Strong relative performance from the factor-based U.S. large cap equity and the inflation-sensitive bond portfolio had the largest positive impact on performance.
Value stocks, as represented by the return on the Russell 3000® Value Index* of 0.35%, fared better than growth stocks, as represented by the return on the Russell 3000® Index of -7.60% over the trailing 12 months. The portfolio uses a number of factor-based U.S. equity strategies. As these strategies had an overweighting in value-type factors over the trailing 12 months, this added to relative performance. A portion of the fixed income portfolio is invested in the Allspring Real Return Portfolio. While this fund posted a 0.15% loss over the period, it helped relative performance as that was ahead of the 1.45% loss of the Bloomberg U.S. TIPS Index and the 8.22% loss of the Bloomberg U.S. Aggregate Bond Index. Together, the Real Return Fund, Disciplined Large Cap Portfolio, and Large Company Value Portfolio added about 46 basis points (bps; 100 bps equal 1.00%) to relative performance.
Looking ahead, we are guarded.
At this time last year, we held an outlook we classified as “guardedly optimistic” as the massive amount of uncertainty we faced in 2020 had faded. Uncertainty has returned and today our outlook is guarded. Along with the financial markets, we are digesting a great deal of data related to central bank tightening, geopolitical concerns, the war in Ukraine, and deteriorating consumer sentiment. Our base case doesn’t foresee a major geopolitical spillover from the Russia-Ukraine war, but we expect to see continued price increases for energy and some agricultural commodities. We suspect that the supply chain bottleneck issues within the U.S. will improve, which will help economic growth stay or return to positive levels. We see the U.S. Federal Reserve (Fed) raising rates by another 50 bps in June, but future rate hikes will be dependent upon the data. While inflation is at 40-year-high levels, the Fed has shifted from being super-hawkish to something more moderate. The Fed will continue to focus on inflation, but we think it is concerned about overreacting. Along with the Fed, we will continue to monitor the data and make adjustments to the portfolio as needed.

*	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

Allspring Moderate Balanced Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 917.06	$5.11	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.39	1.07%
Class C
Actual	$1,000.00	$ 913.96	$8.68	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.86	$9.15	1.82%
Administrator Class
Actual	$1,000.00	$ 918.60	$3.92	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.13	0.82%
Institutional Class
Actual	$1,000.00	$ 918.85	$3.35	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

10  |  Allspring Moderate Balanced Fund

Portfolio of investments—May 31, 2022

		Shares	Value
Investment companies: 99.52%
Affiliated master portfolios: 77.62%
Allspring C&B Large Cap Value Portfolio			$ 4,497,183
Allspring Core Bond Portfolio			9,786,082
Allspring Disciplined International Developed Markets Portfolio			3,571,698
Allspring Disciplined Large Cap Portfolio			9,697,870
Allspring Diversified Large Cap Growth Portfolio			8,764,812
Allspring Emerging Growth Portfolio			1,014,659
Allspring Factor Enhanced Emerging Markets Equity Portfolio			1,000,213
Allspring Factor Enhanced International Equity Portfolio			1,193,539
Allspring Large Company Value Portfolio			8,936,293
Allspring Managed Fixed Income Portfolio			33,596,748
Allspring Real Return Portfolio			5,189,408
Allspring Small Company Growth Portfolio			1,119,525
Allspring Small Company Value Portfolio			2,371,625
			90,739,655
Bond funds: 15.41%
Allspring Conservative Income Fund Institutional Class ♠		1,820,148	18,019,461
Exchange-traded funds: 4.81%
iShares Core MSCI EAFE ETF		35,770	2,357,243
iShares Core U.S. Aggregate Bond ETF		31,530	3,262,408
			5,619,651
Stock funds: 1.68%
Allspring Emerging Markets Equity Fund Class R6 ♠		37,581	963,943
Allspring Emerging Markets Equity Income Fund Class R6 ♠		86,593	994,083
			1,958,026
Total Investment companies (Cost $110,753,780)			116,336,793
Total investments in securities (Cost $110,753,780)	99.52%		116,336,793
Other assets and liabilities, net	0.48		561,102
Total net assets	100.00%		$116,897,895

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
The accompanying notes are an integral part of these financial statements.

Allspring Moderate Balanced Fund  |  11

Portfolio of investments—May 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Conservative Income Fund Institutional Class	$19,585,535	$1,499,726	$(2,809,464)	$ (19,467)	$ (236,869)	$ 18,019,461
Allspring Emerging Markets Equity Fund Class R6	1,110,160	235,106	(44,953)	(3,519)	(332,851)	963,943
Allspring Emerging Markets Equity Income Fund Class R6	1,118,530	114,841	(70,193)	(1,997)	(167,098)	994,083
				$(24,983)	$(736,818)	$19,977,487

	Shares, end of period	Dividends from affiliated Underlying Funds
Investment companies
Allspring Conservative Income Fund Institutional Class	1,820,148	$ 103,325
Allspring Emerging Markets Equity Fund Class R6	37,581	8,001
Allspring Emerging Markets Equity Income Fund Class R6	86,593	31,005
		$142,331
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Moderate Balanced Fund

Portfolio of investments—May 31, 2022

Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring C&B Large Cap Value Portfolio	1.28%	1.35%	$ 882,755	$ (973,468)	$ 0	$ 88,006	$ 225	$ 4,497,183
Allspring Core Bond Portfolio	0.20	0.20	(354,438)	(729,061)	187,193	0	412	9,786,082
Allspring Disciplined International Developed Markets Portfolio	2.01	2.23	141,495	(624,019)	0	128,215	2,358	3,571,698
Allspring Disciplined Large Cap Portfolio	3.42	3.61	1,393,820	(1,267,302)	0	156,330	168	9,697,870
Allspring Diversified Large Cap Growth Portfolio	3.65	4.48	1,859,144	(2,888,971)	0	74,413	409	8,764,812
Allspring Emerging Growth Portfolio	0.14	0.27	621,980	(958,737)	0	1,371	697	1,014,659
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.62	0.73	(18,886)	(219,513)	0	33,374	40	1,000,213
Allspring Factor Enhanced International Equity Portfolio	0.19	0.22	37,766	(178,973)	0	39,843	30	1,193,539
Allspring Large Company Value Portfolio	3.61	4.12	767,816	(635,880)	0	200,842	186	8,936,293
Allspring Managed Fixed Income Portfolio	7.88	8.04	(103,332)	(3,884,938)	1,110,934	0	756	33,596,748
Allspring Real Return Portfolio	2.52	2.24	120,561	(425,672)	329,757	17,854	84	5,189,408
Allspring Small Company Growth Portfolio	0.10	0.14	220,014	(417,569)	0	3,463	128	1,119,525
Allspring Small Company Value Portfolio	0.45	0.40	370,520	(419,745)	0	38,595	151	2,371,625
			$5,939,215	$(13,623,848)	$1,627,884	$782,306	$5,644	$90,739,655
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Australian Dollar Futures	34	6-13-2022	$ 2,505,328	$ 2,440,010	$ 0	$ (65,318)
E-Mini Consumer Staples Select Sector Futures	44	6-17-2022	3,527,557	3,285,480	0	(242,077)
E-Mini Energy Select Sector Futures	34	6-17-2022	2,646,807	3,082,780	435,973	0
10-Year U.S. Treasury Notes	88	9-21-2022	10,560,232	10,511,875	0	(48,357)
Short
British Pound Futures	(30)	6-13-2022	(2,457,001)	(2,363,438)	93,563	0
E-Mini S&P 500 Index	(21)	6-17-2022	(4,209,119)	(4,337,813)	0	(128,694)
Euro STOXX 50 Futures	(45)	6-17-2022	(1,756,125)	(1,828,041)	0	(71,916)
U.S. Ultra Treasury Bonds	(24)	9-21-2022	(3,790,285)	(3,738,000)	52,285	0
					$581,821	$(556,362)
The accompanying notes are an integral part of these financial statements.

Allspring Moderate Balanced Fund  |  13

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolios, at value (cost $84,533,851)	$ 90,739,655
Investments in affiliated Underlying Funds, at value (cost $19,922,124)	19,977,487
Investments in unaffiliated securities, at value (cost $6,297,805)	5,619,651
Cash at broker segregated for futures contracts	614,937
Receivable for daily variation margin on open futures contracts	118,096
Receivable for investments sold	77,506
Receivable for dividends	15,458
Receivable for Fund shares sold	14,608
Prepaid expenses and other assets	50,370
Total assets	117,227,768
Liabilities
Payable for daily variation margin on open futures contracts	134,840
Payable for Fund shares redeemed	87,158
Overdraft due to custodian bank	28,470
Payable for investments purchased	16,492
Administration fees payable	15,521
Management fee payable	6,202
Distribution fee payable	3,610
Trustees’ fees and expenses payable	2,296
Accrued expenses and other liabilities	35,284
Total liabilities	329,873
Total net assets	$116,897,895
Net assets consist of
Paid-in capital	$ 109,716,602
Total distributable earnings	7,181,293
Total net assets	$116,897,895
Computation of net asset value and offering price per share
Net assets – Class A	$ 34,201,046
Shares outstanding – Class A1	1,740,446
Net asset value per share – Class A	$19.65
Maximum offering price per share – Class A2	$20.85
Net assets – Class C	$ 5,658,488
Shares outstanding – Class C1	297,249
Net asset value per share – Class C	$19.04
Net assets – Administrator Class	$ 24,391,229
Shares outstanding – Administrator Class[1]	1,224,615
Net asset value per share – Administrator Class	$19.92
Net assets – Institutional Class	$ 52,647,132
Shares outstanding – Institutional Class[1]	2,636,485
Net asset value per share – Institutional Class	$19.97
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Moderate Balanced Fund

Statement of operations—year ended May 31, 2022

Investment income
Interest allocated from affiliated Master Portfolios (net of foreign withholding taxes of $41)	$ 1,627,884
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $29,478)	782,306
Dividends from unaffiliated securities	155,268
Dividends from affiliated Underlying Funds	142,331
Affiliated income allocated from affiliated Master Portfolios	5,644
Expenses allocated from affiliated Master Portfolios	(483,755)
Waivers allocated from affiliated Master Portfolios	45,829
Total investment income	2,275,507
Expenses
Management fee	395,897
Administration fees
Class A	79,496
Class C	14,057
Administrator Class	83,433
Institutional Class	30,208
Shareholder servicing fees
Class A	94,638
Class C	16,672
Administrator Class	157,462
Distribution fee
Class C	50,016
Custody and accounting fees	15,281
Professional fees	41,704
Registration fees	34,205
Shareholder report expenses	23,667
Trustees’ fees and expenses	20,687
Other fees and expenses	6,433
Total expenses	1,063,856
Less: Fee waivers and/or expense reimbursements
Fund-level	(157,219)
Class A	(2,728)
Administrator Class	(106,573)
Institutional Class	(10,038)
Net expenses	787,298
Net investment income	1,488,209
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	5,939,215
Affiliated Underlying Funds	(24,983)
Unaffiliated securities	38,044
Futures contracts	(1,294,918)
Net realized gains on investments	4,657,358
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	(13,623,848)
Affiliated Underlying Funds	(736,818)
Unaffiliated securities	(709,348)
Futures contracts	340,264
Net change in unrealized gains (losses) on investments	(14,729,750)
Net realized and unrealized gains (losses) on investments	(10,072,392)
Net decrease in net assets resulting from operations	$ (8,584,183)
The accompanying notes are an integral part of these financial statements.

Allspring Moderate Balanced Fund  |  15

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 1,488,209		$ 1,411,063
Net realized gains on investments		4,657,358		13,591,055
Net change in unrealized gains (losses) on investments		(14,729,750)		7,674,133
Net increase (decrease) in net assets resulting from operations		(8,584,183)		22,676,251
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,868,924)		(2,015,996)
Class C		(643,902)		(373,639)
Administrator Class		(7,300,294)		(4,052,501)
Institutional Class		(1,611,488)		(703,391)
Total distributions to shareholders		(13,424,608)		(7,145,527)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	194,763	4,339,052	330,272	7,438,398
Class C	77,990	1,716,267	49,296	1,081,638
Administrator Class	186,756	4,236,804	264,666	6,037,467
Institutional Class	2,280,595	47,694,894	285,163	6,638,262
		57,987,017		21,195,765
Reinvestment of distributions
Class A	171,433	3,722,882	87,227	1,943,994
Class C	30,756	643,772	17,286	372,949
Administrator Class	330,130	7,273,495	179,103	4,041,113
Institutional Class	72,918	1,611,488	31,036	701,932
		13,251,637		7,059,988
Payment for shares redeemed
Class A	(289,386)	(6,396,781)	(255,197)	(5,746,787)
Class C	(139,167)	(3,030,276)	(129,801)	(2,834,859)
Administrator Class	(2,328,139)	(48,484,933)	(1,129,791)	(25,741,880)
Institutional Class	(475,121)	(10,947,858)	(54,941)	(1,245,870)
		(68,859,848)		(35,569,396)
Net increase (decrease) in net assets resulting from capital share transactions		2,378,806		(7,313,643)
Total increase (decrease) in net assets		(19,629,985)		8,217,081
Net assets
Beginning of period		136,527,880		128,310,799
End of period		$116,897,895		$136,527,880
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Moderate Balanced Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$23.45	$20.87	$20.35	$22.73	$23.47
Net investment income	0.23	0.25	0.30	0.36 [1]	0.29
Net realized and unrealized gains (losses) on investments	(1.64)	3.62	0.86	0.11	0.97
Total from investment operations	(1.41)	3.87	1.16	0.47	1.26
Distributions to shareholders from
Net investment income	(0.20)	(0.24)	(0.35)	(0.42)	(0.32)
Net realized gains	(2.19)	(1.05)	(0.29)	(2.43)	(1.68)
Total distributions to shareholders	(2.39)	(1.29)	(0.64)	(2.85)	(2.00)
Net asset value, end of period	$19.65	$23.45	$20.87	$20.35	$22.73
Total return[2]	(6.93)%	18.90%	5.65%	2.68%	5.38%
Ratios to average net assets (annualized)*
Gross expenses	1.20%	1.24%	1.30%	1.31%	1.33%
Net expenses	1.07%	1.09%	1.08%	1.12%	1.13%
Net investment income	0.99%	0.93%	1.43%	1.65%	1.42%
Supplemental data
Portfolio turnover rate[3]	110%	119%	119%	191%	113%
Net assets, end of period (000s omitted)	$34,201	$39,005	$31,334	$30,132	$31,980

*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2022	0.33%
Year ended May 31, 2021	0.34%
Year ended May 31, 2020	0.37%
Year ended May 31, 2019	0.40%
Year ended May 31, 2018	0.44%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Allspring Moderate Balanced Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.78	$20.30	$19.80	$22.20	$22.97
Net investment income	0.05 [1]	0.04 [1]	0.09	0.12	0.10
Net realized and unrealized gains (losses) on investments	(1.58)	3.55	0.88	0.18	0.95
Total from investment operations	(1.53)	3.59	0.97	0.30	1.05
Distributions to shareholders from
Net investment income	(0.02)	(0.06)	(0.18)	(0.27)	(0.14)
Net realized gains	(2.19)	(1.05)	(0.29)	(2.43)	(1.68)
Total distributions to shareholders	(2.21)	(1.11)	(0.47)	(2.70)	(1.82)
Net asset value, end of period	$19.04	$22.78	$20.30	$19.80	$22.20
Total return[2]	(7.60)%	18.01%	4.89%	1.90%	4.56%
Ratios to average net assets (annualized)*
Gross expenses	1.94%	1.99%	2.05%	2.06%	2.08%
Net expenses	1.83%	1.84%	1.84%	1.87%	1.88%
Net investment income	0.23%	0.19%	0.69%	0.89%	0.66%
Supplemental data
Portfolio turnover rate[3]	110%	119%	119%	191%	113%
Net assets, end of period (000s omitted)	$5,658	$7,463	$7,935	$8,509	$10,260

*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2022	0.33%
Year ended May 31, 2021	0.34%
Year ended May 31, 2020	0.37%
Year ended May 31, 2019	0.40%
Year ended May 31, 2018	0.44%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Moderate Balanced Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$23.73	$21.10	$20.56	$22.94	$23.68
Net investment income	0.27 [1]	0.38	0.35 [1]	0.41 [1]	0.38
Net realized and unrealized gains (losses) on investments	(1.64)	3.59	0.88	0.12	0.94
Total from investment operations	(1.37)	3.97	1.23	0.53	1.32
Distributions to shareholders from
Net investment income	(0.25)	(0.29)	(0.40)	(0.48)	(0.38)
Net realized gains	(2.19)	(1.05)	(0.29)	(2.43)	(1.68)
Total distributions to shareholders	(2.44)	(1.34)	(0.69)	(2.91)	(2.06)
Net asset value, end of period	$19.92	$23.73	$21.10	$20.56	$22.94
Total return	(6.67)%	19.19%	5.94%	2.95%	5.59%
Ratios to average net assets (annualized)*
Gross expenses	1.11%	1.17%	1.22%	1.23%	1.25%
Net expenses	0.83%	0.84%	0.83%	0.87%	0.88%
Net investment income	1.19%	1.21%	1.69%	1.88%	1.67%
Supplemental data
Portfolio turnover rate[2]	110%	119%	119%	191%	113%
Net assets, end of period (000s omitted)	$24,391	$72,033	$78,538	$78,209	$112,302

*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2022	0.33%
Year ended May 31, 2021	0.34%
Year ended May 31, 2020	0.37%
Year ended May 31, 2019	0.41%
Year ended May 31, 2018	0.44%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Allspring Moderate Balanced Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$23.78	$21.14	$20.60	$23.24
Net investment income	0.31 [2]	0.42	0.37 [2]	0.37 [2]
Net realized and unrealized gains (losses) on investments	(1.66)	3.58	0.88	(0.12)
Total from investment operations	(1.35)	4.00	1.25	0.25
Distributions to shareholders from
Net investment income	(0.27)	(0.31)	(0.42)	(0.46)
Net realized gains	(2.19)	(1.05)	(0.29)	(2.43)
Total distributions to shareholders	(2.46)	(1.36)	(0.71)	(2.89)
Net asset value, end of period	$19.97	$23.78	$21.14	$20.60
Total return[3]	(6.61)%	19.35%	6.02%	1.72%
Ratios to average net assets (annualized)*
Gross expenses	0.88%	0.91%	0.97%	0.98%
Net expenses	0.72%	0.74%	0.74%	0.75%
Net investment income	1.43%	1.27%	1.78%	2.15%
Supplemental data
Portfolio turnover rate[4]	110%	119%	119%	191%
Net assets, end of period (000s omitted)	$52,647	$18,028	$10,504	$8,871

*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2022	0.33%
Year ended May 31, 2021	0.34%
Year ended May 31, 2020	0.37%
Year ended May 31, 2019[1]	0.38%

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Moderate Balanced Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Moderate Balanced Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a fund-of-funds that invests in various affiliated mutual funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund may also invest directly in securities. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Allspring Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Allspring Master Trust. The financial statements for all other affiliated Underlying Funds are also publicly available on the SEC website at sec.gov.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in underlying mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.

Allspring Moderate Balanced Fund  |  21

Notes to financial statements
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates and is subject to interest rate risk, equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolios are recorded on a trade date basis. The Fund records daily its proportionate share of each affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $110,192,464 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$6,873,555
Gross unrealized losses	(703,767)
Net unrealized gains	$6,169,788

22  |  Allspring Moderate Balanced Fund

Notes to financial statements
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to redemptions-in-kind. At May 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$483,534	$(483,534)
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $1,361,270 in short-term capital losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Moderate Balanced Fund  |  23

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$ 25,597,138	$0	$0	$ 25,597,138
Investments measured at net asset value*				90,739,655
	25,597,138	0	0	116,336,793
Futures contracts	581,821	0	0	581,821
Total assets	$26,178,959	$0	$0	$116,918,614
Liabilities
Futures contracts	$ 556,362	$0	$0	$ 556,362
Total liabilities	$ 556,362	$0	$0	$ 556,362

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $90,739,655. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
For the year ended May 31, 2022, the Fund did not have any transfers into/out of Level 3.
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Allspring C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Allspring Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Allspring Disciplined International Developed Markets Portfolio	Seeks long-term capital appreciation
Allspring Disciplined Large Cap Portfolio	Seeks long-term capital appreciation
Allspring Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Allspring Emerging Growth Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced Emerging Markets Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced International Equity Portfolio	Seeks long-term capital appreciation
Allspring Large Company Value Portfolio	Seeks long-term capital appreciation
Allspring Managed Fixed Income Portfolio	Seeks consistent fixed-income return
Allspring Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Allspring Small Company Growth Portfolio	Seeks long-term capital appreciation
Allspring Small Company Value Portfolio	Seeks long-term capital appreciation
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and

24  |  Allspring Moderate Balanced Fund

Notes to financial statements
provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.300%
Next $500 million	0.280
Next $2 billion	0.260
Next $2 billion	0.240
Next $5 billion	0.230
Over $10 billion	0.220
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.
Allspring Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolios are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:

Allspring Moderate Balanced Fund  |  25

Notes to financial statements
Expense ratio caps
Class A	1.15%
Class C	1.90
Administrator Class	0.90
Institutional Class	0.80
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $3,527 from the sale of Class A shares and $70 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing in various affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund's ownership percentage in the respective affiliated Master Portfolio at the end of the period by the corresponding affiliated Master Portfolio’s purchases and sales. Purchase and sales in affiliated Underlying Funds and unaffiliated securities in which the Fund invests are actual purchases and sales of those investments. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$60,143,650	$81,818,750	$66,135,281	$86,339,312
6. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2022, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with its asset allocation strategy. The Fund had an average notional amount of $18,260,396 in long futures contracts and $14,755,431 in short futures contracts during the year ended May 31, 2022.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

26  |  Allspring Moderate Balanced Fund

Notes to financial statements
The fair value of derivative instruments as of May 31, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 52,285*	Unrealized losses on futures contracts	$ 48,357*
Equity risk	Unrealized gains on futures contracts	435,973*	Unrealized losses on futures contracts	442,687*
Foreign currency risk	Unrealized gains on futures contracts	93,563*	Unrealized losses on futures contracts	65,318*
		$581,821		$556,362

*	Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of May 31, 2022 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2022 was as follows:
	Net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Interest rate risk	$ (100,511)	$ 39,293
Equity risk	(1,307,145)	278,642
Foreign currency risk	112,738	22,329
	$(1,294,918)	$340,264
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$8,410,470	$3,486,043
Long-term capital gain	5,014,138	3,659,484
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred
$593,486	$1,779,289	$6,169,788	$(1,361,270)

Allspring Moderate Balanced Fund  |  27

Notes to financial statements
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Allspring Moderate Balanced Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Moderate Balanced Fund (formerly, Wells Fargo Moderate Balanced Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Moderate Balanced Fund  |  29

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 9% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $5,014,138 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $958,768 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $1,032,126 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, $7,058,225 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Allspring Moderate Balanced Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Moderate Balanced Fund  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Allspring Moderate Balanced Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Moderate Balanced Fund  |  33

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject. In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.

34  |  Allspring Moderate Balanced Fund

Other information (unaudited)
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Moderate Balanced Fund  |  35

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00226 07-22
A279/AR279 05-22

Annual Report
May 31, 2022
Multi-Asset Funds
■	Allspring Spectrum Aggressive Growth Fund
■	Allspring Spectrum Conservative Growth Fund
■	Allspring Spectrum Growth Fund
■	Allspring Spectrum Income Allocation Fund
■	Allspring Spectrum Moderate Growth Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Multi-Asset Funds  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Spectrum Funds for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Multi-Asset Funds

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Multi-Asset Funds  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Multi-Asset Funds

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Multi-Asset Funds  |  5

Performance highlights (unaudited)
Allspring Spectrum Aggressive Growth Fund

Investment objective	The Fund seeks long-term capital appreciation with no emphasis on income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡#, FRM, Travis L. Keshemberg, CFA®‡, CIPM, FRM

Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WEAFX)[3]	2-10-2017	-13.49	8.46	9.39	-8.22	9.75	10.04	1.03	1.02
Class C (WEACX)[4]	10-1-1997	-9.87	8.94	9.76	-8.87	8.94	9.76	1.78	1.77
Administrator Class [5]	2-4-2022	–	–	–	-8.10	9.87	10.10	0.95	0.94
Institutional Class (WEAYX)[6]	7-31-2018	–	–	–	-7.89	10.03	10.18	0.70	0.69
Spectrum Aggressive Growth Blended Index[7]	–	–	–	–	-6.32	10.25	11.73	–	–
MSCI ACWI ex USA Index (Net)[8]	–	–	–	–	-12.41	4.42	6.39	–	–
Russell 3000® Index[9]	–	–	–	–	-3.68	12.75	14.00	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.27% in acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.67% for Administrator Class, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance for the Class A shares prior to their inception reflects the performance of the Class C shares and includes the higher expenses applicable to the Class C shares. If these expenses had not been included, returns for the Class A shares would be higher.
[4]	Prior to February 13, 2017, historical performance shown for the Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for the Class C shares and the predecessor share class are similar.
[5]	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.
[6]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares adjusted to reflect that the Institutional Class shares do not have a sales load but not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Bocray became portfolio manager of the Fund on December 13, 2021.

6  |  Multi-Asset Funds

Performance highlights (unaudited)
Allspring Spectrum Aggressive Growth Fund (continued)

Growth of $10,000 investment as of May 31, 2022[1]
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Spectrum Aggressive Growth Blended Index, MSCI ACWI ex USA Index (Net) and Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Footnotes continued from previous page
[7]	Source: Allspring Funds Management, LLC. The Spectrum Aggressive Growth Blended Index is composed 70% of the Russell 3000® Index and 30% of the MSCI ACWI ex USA Index (Net). Effective November 2, 2020, the WealthBuilder Equity Blended Index was renamed the Spectrum Aggressive Growth Blended Index. You cannot invest directly in an index.
[8]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[9]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to alternative investment risk, foreign investment risk and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Multi-Asset Funds  |  7

Performance highlights (unaudited)
Allspring Spectrum Aggressive Growth Fund (continued)

MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed the Spectrum Aggressive Growth Fund Blended Index for the 12-month period that ended May 31, 2022.
■	Tactical Allocation trades were the largest detractor from relative performance over the period.
■	Strong relative performance from both U.S. and international factor-based strategies had the largest positive impact on performance.
Strong economic growth was followed by rapidly increasing inflation and uncertainty. Stocks decreased in value over the period.
The 12-month period that ended May 31, 2022, saw weak results from the broad U.S. equity markets, as illustrated by the Russell 3000® Index return of -3.68%. Large-cap U.S. stocks, as measured by the Russell 1000® Index*, which lost 2.71%, fared better than small-cap stocks, as represented by the Russell 2000® Index**, which declined a remarkable 16.92%. Non-U.S. equity also declined. The MSCI ACWI ex USA Index (Net) posted a -12.41% return over the period. The developed market, as represented by the MSCI EAFE Index (Net)***, fell 10.38%, while emerging markets, as represented by the MSCI EM Index (Net)†, declined 19.84%. While this fund does not hold fixed income securities, it is interesting to note that the broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index††, also declined, posting a return of -8.22%.
The trailing 12 months saw few changes in the underlying portfolio.
Late in 2020, we modernized our allocation approach and view the allocation through a lens that manages risk by balancing exposures to growth, rates, and inflation factors. The approach worked well over the trailing 12 months. The most significant adjustment was the inclusion of a dedicated investment sleeve that focuses on U.S. value stocks. The Dynamic Risk Hedging process was very active throughout most of 2022, but it had a small impact on overall performance. The seesaw action of the equity markets in February and March resulted in a loss from the hedge, but the general deterioration of market conditions in April and May earned back those losses.
Ten largest holdings (%) as of May 31, 2022[1]
Allspring Disciplined Large Cap Portfolio	23.62
Allspring Factor Enhanced International Equity Portfolio	19.60
iShares Core S&P 500 ETF	12.81
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	10.83
Allspring Premier Large Company Growth Fund Class R6	3.94
Allspring Discovery Large Cap Growth Fund Class R6	3.93
Allspring Special Large Cap Value Fund Class R6	3.92
Allspring Emerging Markets Equity Fund Class R6	3.00
iShares Core S&P Small-Cap ETF	2.94
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	2.93
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Tactical trading was the largest detractor from relative performance.
The portfolio engaged in certain tactical trades over the period. These trades were the largest detractor from relative

*	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
***	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index.
†	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
††	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

8  |  Multi-Asset Funds

Performance highlights (unaudited)
Allspring Spectrum Aggressive Growth Fund (continued)

performance over the period. During the first portion of the period, these overlay trades were well positioned for upward movements in growth assets and enjoyed positive returns. However, we transitioned to a neutral and then a defensive posturing, and positions held during the transition periods lost money and the strategy detracted from performance over the full period.
Strong relative performance from both U.S. and international factor-based strategies had the largest positive impact on performance.
Value stocks, as represented by the 0.35% return of the Russell 3000® Value Index*, fared better than growth stocks, as represented by the -7.60% return of the Russell 3000® Growth Index** over the 12-month period. The same situation occurred in the non-U.S. markets over this period: The MSCI ACWI ex USA Value Index (Net)*** returned -5.70% while the MSCI ACWI ex USA Growth Index (Net)† was down 18.91%. The portfolio uses a number of factor-based U.S. and international equity strategies. These strategies had an overweighting in value-type factors over the period, which added to relative performance. In particular, the U.S. large cap factor-based portfolios added 78 basis points (bps; 100 bps equal 1.00%) to relative performance and the non-U.S. developed markets portfolio added 80 bps to relative performance.
Allocation (%) as of May 31, 2022
	Neutral allocation	Effective allocation[1]
Large Cap Funds	60	60
International Developed Funds	23	23
Small Cap Funds	10	10
Emerging Markets Funds	7	7
[1]	The effective allocation reflects the effect of futures positions that may be in place. Effective cash, if any, represents the net offset to such futures positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies due to the frequency of changes. These amounts are subject to change and may have changed since the date specified.
Looking ahead, we are guarded.
At this time last year, we held an outlook we classified as “guardedly optimistic” as the massive amount of uncertainty we faced in 2020 had faded. Uncertainty has returned and today our outlook is guarded. Along with the financial markets, we are digesting a great deal of data related to central bank tightening, geopolitical concerns, the war in Ukraine, and deteriorating consumer sentiment. Our base case doesn’t foresee a major geopolitical spillover from the Russia-Ukraine war, but we expect to see continued price increases for energy and some agricultural commodities. We suspect that the supply chain bottleneck issues within the U.S. will improve, which will help economic growth stay or return to positive levels. We see the U.S. Federal Reserve (Fed) raising rates by another 50 bps in June, but future rate hikes will be dependent upon the data. While inflation is at 40-year-high levels, the Fed has shifted from being super-hawkish to something more moderate. The Fed will continue to focus on inflation, but we think it is concerned about overreacting. Along with the Fed, we will continue to monitor the data and make adjustments to the portfolio as needed.

*	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
**	The Russell 3000® Growth Index measures the performance of those Russell 3000 ® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
***	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Value Index (Net) measures the equity market performance of large- and mid-cap securities exhibiting overall value style characteristics across developed and emerging market countries, excluding the U.S. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield. You cannot invest directly in an index.
†	The MSCI ACWI ex USA Growth Index (Net) measures the equity market performance of the large- and mid-cap securities exhibiting overall growth style characteristics across developed and emerging market countries, excluding the U.S. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend. You cannot invest directly in an index.

Multi-Asset Funds  |  9

Performance highlights (unaudited)
Allspring Spectrum Conservative Growth Fund

Investment objective	The Fund seeks a combination of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡#, Travis L. Keshemberg, CFA®‡, CIPM, FRM

Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WMBGX)[3]	2-10-2017	-11.11	3.83	4.74	-5.69	5.07	5.36	1.09	1.07
Class C (WMBFX)[4]	9-30-2004	-7.38	4.30	5.11	-6.38	4.30	5.11	1.84	1.82
Institutional Class (WMBZX)[5]	7-31-2018	–	–	–	-5.36	5.35	5.50	0.76	0.74
Spectrum Conservative Growth Blended Index[6]	–	–	–	–	-6.09	5.08	5.86	–	–
Bloomberg U.S. Aggregate Bond Index[7]	–	–	–	–	-8.22	1.18	1.71	–	–
Bloomberg U.S. TIPS Index[8]	–	–	–	–	-1.45	3.68	2.00	–	–
ICE BofA U.S. High Yield Constrained Index[9]	–	–	–	–	-5.00	3.41	5.35	–	–
MSCI ACWI ex USA Index (Net)[10]	–	–	–	–	-12.41	4.42	6.39	–	–
Russell 3000® Index[11]	–	–	–	–	-3.68	12.75	14.00	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.32% in acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance for the Class A shares prior to their inception reflects the performance of the Class C shares and includes the higher expenses applicable to the Class C shares. If these expenses had not been included, returns for the Class A shares would be higher.
[4]	Prior to February 13, 2017, historical performance shown for the Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for the Class C shares and the predecessor share class are similar.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Bocray became portfolio manager of the Fund on December 13, 2021.

10  |  Multi-Asset Funds

Performance highlights (unaudited)
Allspring Spectrum Conservative Growth Fund (continued)

Growth of $10,000 investment as of May 31, 2022[1]
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Spectrum Conservative Growth Blended Index, Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. TIPS Index, ICE BofA U.S. High Yield Constrained Index, MSCI ACWI ex USA Index (Net) and Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Footnotes continued from previous page
[5]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares adjusted to reflect that the Institutional Class shares do not have a sales load but not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.
[6]	Source: Allspring Funds Management, LLC. Spectrum Conservative Growth Blended Index is composed 41% of the Bloomberg U.S. Aggregate Bond Index, 20% of the Russell 3000® Index, 15% of the Bloomberg U.S. TIPS Index, 15% of ICE BofA U.S. High Yield Constrained Index, and 9% of the MSCI ACWI ex USA Index (Net). Effective November 2, 2020, the WealthBuilder Moderate Balanced Blended Index, which was composed 60% of the Bloomberg U.S. Aggregate Bond Index, 28% of the Russell 3000® Index, and 12% of the MSCI ACWI ex USA Index (Net), was renamed the Spectrum Conservative Growth Blended Index. You cannot invest directly in an index.
[7]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[8]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
[9]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[10]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[11]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and

Multi-Asset Funds  |  11

Performance highlights (unaudited)
Allspring Spectrum Conservative Growth Fund (continued)

general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

12  |  Multi-Asset Funds

Performance highlights (unaudited)
Allspring Spectrum Conservative Growth Fund (continued)

MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) outperformed the Spectrum Conservative Growth Blended Index for the 12-month period that ended May 31, 2022.
■	The allocation to strong-performing inflation-sensitive assets was the largest contributor to relative performance over the period.
■	The Tactical Asset Allocation (TAA) overlay was the largest detractor from relative performance over the period.
Strong economic growth was followed by rapidly increasing inflation and uncertainty. Stocks and bonds both decreased in value.
The 12-month period that ended May 31, 2022, saw weak results from the broad U.S. equity markets, as illustrated by the Russell 3000® Index return of -3.68%. The broad foreign markets did worse, as reflected by the MSCI ACWI ex USA Index (Net) return of -12.41%. The broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned -8.22%. Inflation-sensitive bonds experienced better returns but, as represented by the Bloomberg U.S. TIPS Index, still lost 1.45%. Commodity prices moved higher in the face of higher inflation and the Bloomberg Commodity Index* advanced 41.85%.
Ten largest holdings (%) as of May 31, 2022[1]
Allspring Core Bond Portfolio	14.67
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	13.08
Allspring Income Plus Fund Institutional Class	11.37
Allspring Disciplined Large Cap Portfolio	9.66
Allspring Real Return Portfolio	5.88
Allspring Factor Enhanced International Equity Portfolio	5.82
PIMCO CommodityRealReturn Strategy Fund Institutional Class	4.45
Allspring High Yield Bond Fund Institutional Class	4.21
iShares Core S&P 500 ETF	3.79
Allspring Diversified Income Builder Fund Class R6	3.48
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The trailing 12 months saw few changes in the underlying portfolio.
Late in 2020, we modernized our allocation approach and view the allocation through a lens that manages risk by balancing exposures to growth, rates, and inflation factors. The approach worked well over the trailing 12 months. The most significant adjustment was the inclusion of a dedicated investment sleeve that focuses on U.S. value stocks. The Fund’s TAA overlay was active throughout the year. Our pro-growth positioning at the start of the period gave way to much more defensive positioning at the end of the period. The Dynamic Risk Hedging process was very active throughout most of 2022 but it had a small impact on overall performance. The seesaw action of the equity markets in February and March resulted in a loss from the hedge, but the general deterioration of market conditions in April and May earned back those losses.
The allocation to strong-performing inflation-sensitive assets was the largest contributor to relative performance.
The allocation modernization process in 2020 introduced a dedicated inflation-sensitive assets investment sleeve. In the face of high inflation over the period, these assets performed well and were the largest contributor to relative performance. A portion of the sleeve is invested the Allspring Real Return Portfolio, and while the portfolio posted a 0.14% loss, it helped relative performance as that was ahead of the 1.45% loss of the Bloomberg U.S. TIPS Index and the 8.22% loss on the Bloomberg U.S. Aggregate Bond Index. The inflation-sensitive sleeve also held two investments in commodities and both earned returns in excess of 40%.

*	The Bloomberg Commodity Index (BCOM) provides broad-based exposure to commodities, and no single commodity or commodity sector dominates the index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison with non-diversified commodity investments. You cannot invest directly in an index.

Multi-Asset Funds  |  13

Performance highlights (unaudited)
Allspring Spectrum Conservative Growth Fund (continued)

The TAA overlay was the largest detractor from relative performance over the period.
During the first portion of the period, the overlay was well positioned for upward movements in growth assets and it enjoyed positive returns. Near the end of calendar-year 2021, we started to reduce the exposure to growth assets to make the overall positioning a bit more neutral. The reduction in exposure continued, and by the end of the period, the positioning was defensive. While the TAA added to performance early in the period, positions held during the transition period lost money and the strategy detracted from performance over the full period.
Allocation (%) as of May 31, 2022
	Neutral allocation	Effective allocation[1]
Stock Funds	28	34
Bond Funds	54	59
Inflation Sensitive Funds	14	11
Alternative Funds	4	2
Effective Cash	0	(6)
[1]	The effective allocation reflects the effect of futures positions that may be in place. Effective cash, if any, represents the net offset to such futures positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies due to the frequency of changes. These amounts are subject to change and may have changed since the date specified.
Looking ahead, we are guarded.
At this time last year, we held an outlook we classified as “guardedly optimistic” as the massive amount of uncertainty we faced in 2020 had faded. Uncertainty has returned and today our outlook is guarded. Along with the financial markets, we are digesting a great deal of data related to central bank tightening, geopolitical concerns, the war in Ukraine, and deteriorating consumer sentiment. Our base case doesn’t foresee a major geopolitical spillover from the Russia-Ukraine war, but we expect to see continued price increases for energy and some agricultural commodities. We suspect that the supply chain bottleneck issues within the U.S. will improve, which will help economic growth stay or return to positive levels. We see the U.S. Federal Reserve (Fed) raising rates by another 50 basis points (bps; 100 bps equal 1.00%) in June, but future rate hikes will be dependent upon the data. While inflation is at 40-year-high levels, the Fed has shifted from being super-hawkish to something more moderate. The Fed will continue to focus on inflation, but we think it is concerned about overreacting. Along with the Fed, we will continue to monitor the data and make adjustments to the portfolio as needed.

14  |  Multi-Asset Funds

Performance highlights (unaudited)
Allspring Spectrum Growth Fund

Investment objective	The Fund seeks capital appreciation with a secondary emphasis on current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡#, Travis L. Keshemberg, CFA®‡, CIPM, FRM

Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WGAFX)[3]	2-10-2017	-11.24	6.79	8.23	-5.83	8.06	8.87	1.09	1.05
Class C (WGCFX)[4]	9-30-2004	-7.53	7.27	8.62	-6.53	7.27	8.62	1.84	1.80
Institutional Class (WGAYX)[5]	7-31-2018	–	–	–	-5.55	8.30	8.99	0.76	0.72
Spectrum Growth Blended Index[6]	–	–	–	–	-5.60	7.83	9.42	–	–
Bloomberg U.S. Aggregate Bond Index[7]	–	–	–	–	-8.22	1.18	1.71	–	–
Bloomberg U.S. TIPS Index[8]	–	–	–	–	-1.45	3.68	2.00	–	–
ICE BofA U.S. High Yield Constrained Index[9]	–	–	–	–	-5.00	3.41	5.35	–	–
MSCI ACWI ex USA Index (Net)[10]	–	–	–	–	-12.41	4.42	6.39	–	–
Russell 3000® Index[11]	–	–	–	–	-3.68	12.75	14.00	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.30% in acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance for the Class A shares prior to their inception reflects the performance of the Class C shares and includes the higher expenses applicable to the Class C shares. If these expenses had not been included, returns for the Class A shares would be higher.
[4]	Prior to February 13, 2017, historical performance shown for the Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for the Class C shares and the predecessor share class are similar.
[5]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares adjusted to reflect that the Institutional Class shares do not have a sales load but not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Bocray became portfolio manager of the Fund on December 13, 2021.

Multi-Asset Funds  |  15

Performance highlights (unaudited)
Allspring Spectrum Growth Fund (continued)

Growth of $10,000 investment as of May 31, 2022[1]
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Spectrum Growth Blended Index, Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. TIPS Index, ICE BofA U.S. High Yield Constrained Index, MSCI ACWI ex USA Index (Net) and Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Footnotes continued from previous page
[6]	Source: Allspring Funds Management, LLC. Spectrum Growth Blended Index is composed 40% of the Russell 3000® Index, 17% of the MSCI ACWI ex USA Index (Net), 15% of the Bloomberg U.S. Aggregate Bond Index, 14% of the Bloomberg U.S. TIPS Index, and 14% of ICE BofA U.S. High Yield Constrained Index. Effective November 2, 2020, the WealthBuilder Growth Allocation Blended Index, which was composed 56% of the Russell 3000® Index, 24% of the MSCI ACWI ex USA Index (Net), and 20% of the Bloomberg U.S. Aggregate Bond Index, was renamed the Spectrum Growth Blended Index. You cannot invest directly in an index.
[7]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[8]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
[9]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[10]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[11]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

16  |  Multi-Asset Funds

Performance highlights (unaudited)
Allspring Spectrum Growth Fund (continued)

MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) underperformed the Spectrum Growth Blended Index for the 12-month period that ended May 31, 2022.
■	The Tactical Asset Allocation (TAA) overlay was the largest detractor from relative performance over the period.
■	The allocation to strong-performing inflation-sensitive assets was the largest contributor to relative performance over the period.
Strong economic growth was followed by rapidly increasing inflation and uncertainty. Both stocks and bonds decreased in value.
The 12-month period that ended May 31, 2022, saw weak results from the broad U.S. equity markets, as illustrated by the Russell 3000® Index return of -3.68%. The broad foreign markets did worse, as reflected by the MSCI ACWI ex USA Index (Net) return of -12.41%. The broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned -8.22%. Inflation-sensitive bonds experienced better returns but, as represented by the Bloomberg U.S. TIPS Index, still lost 1.45%. Commodity prices moved higher in the face of higher inflation, and the Bloomberg Commodity Index* advanced 41.85%.
Ten largest holdings (%) as of May 31, 2022[1]
Allspring Disciplined Large Cap Portfolio	16.15
Allspring Factor Enhanced International Equity Portfolio	11.93
iShares Core S&P 500 ETF	7.93
Allspring Real Return Portfolio	7.27
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	6.74
Allspring High Yield Bond Fund Institutional Class	4.75
PIMCO CommodityRealReturn Strategy Fund Institutional Class	4.41
Allspring Diversified Income Builder Fund Class R6	3.93
Allspring Core Bond Portfolio	3.85
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	2.68
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The trailing 12 months saw few changes in the underlying portfolio.
Late in 2020, we modernized our allocation approach and view the allocation through a lens that manages risk by balancing exposures to growth, rates, and inflation factors. The approach worked well over the trailing 12 months. The most significant adjustment was the inclusion of a dedicated investment sleeve that focuses on U.S. value stocks. The Fund’s TAA overlay was active throughout the year. Our pro-growth positioning at the start of the period gave way to much more defensive positioning at the end of the period. The Dynamic Risk Hedging process was very active throughout most of 2022, but it had a small impact on overall performance. The seesaw action of the equity markets in February and March resulted in a loss from the hedge, but the general deterioration of market conditions in April and May earned back those losses.
The TAA overlay was the largest detractor from relative performance over the period.
During the first portion of the period, the overlay was well positioned for upward movements in growth assets and it enjoyed positive returns. Near the end of calendar-year 2021, we started to reduce the exposure to growth assets to make the overall positioning a bit more neutral. The reduction in exposure continued, and by the end of the period, the positioning was defensive. While the TAA added to performance early in the period, positions held during the transition period lost money and the strategy detracted from performance over the full period.

*	The Bloomberg Commodity Index (BCOM) provides broad-based exposure to commodities, and no single commodity or commodity sector dominates the index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison with non-diversified commodity investments. You cannot invest directly in an index.

Multi-Asset Funds  |  17

Performance highlights (unaudited)
Allspring Spectrum Growth Fund (continued)

The allocation to strong-performing inflation-sensitive assets was the largest contributor to relative performance.
The allocation modernization process in 2020 introduced a dedicated inflation-sensitive assets investment sleeve. In the face of high inflation over the period, these assets performed well and were the largest contributor to relative performance. A portion of the sleeve is invested in the Allspring Real Return Portfolio, and while the portfolio lost 0.14% over the period, it helped relative performance as that was ahead of the 1.45% loss of the Bloomberg U.S. TIPS Index and the 8.22% loss of the Bloomberg U.S. Aggregate Bond Index. The inflation-sensitive sleeve also held two investments in commodities and both earned returns in excess of 40%.
Allocation (%) as of May 31, 2022
	Neutral allocation	Effective allocation[1]
Stock Funds	58	64
Bond Funds	24	28
Inflation Sensitive Funds	15	13
Alternative Investment Funds	3	1
Effective Cash	0	(6)
[1]	The effective allocation reflects the effect of futures positions that may be in place. Effective cash, if any, represents the net offset to such futures positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies due to the frequency of changes. These amounts are subject to change and may have changed since the date specified.
Looking ahead, we are guarded.
At this time last year, we held an outlook we classified as “guardedly optimistic” as the massive amount of uncertainty we faced in 2020 had faded. Uncertainty has returned and today our outlook is guarded. Along with the financial markets, we are digesting a great deal of data related to central bank tightening, geopolitical concerns, the war in Ukraine, and deteriorating consumer sentiment. Our base case doesn’t foresee a major geopolitical spillover from the Russia-Ukraine war, but we expect to see continued price increases for energy and some agricultural commodities. We suspect that the supply chain bottleneck issues within the U.S. will improve, which will help economic growth stay or return to positive levels. We see the U.S. Federal Reserve (Fed) raising rates by another 50 basis points (bps; 100 bps equal 1.00%) in June, but future rate hikes will be dependent upon the data. While inflation is at 40-year-high levels, the Fed has shifted from being super-hawkish to something more moderate. The Fed will continue to focus on inflation, but we think it is concerned about overreacting. Along with the Fed, we will continue to monitor the data and make adjustments to the portfolio as needed.

18  |  Multi-Asset Funds

Performance highlights (unaudited)
Allspring Spectrum Income Allocation Fund

Investment objective	The Fund seeks current income with a secondary emphasis on capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡#, Travis L. Keshemberg, CFA®‡, CIPM, FRM

Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WCAFX)[3]	2-10-2017	-11.67	1.73	2.43	-6.28	2.94	3.03	1.10	1.05
Class C (WCCFX)[4]	9-30-2004	-7.91	2.17	2.76	-6.91	2.17	2.76	1.85	1.80
Institutional Class (WCYFX)[5]	7-31-2018	–	–	–	-5.93	3.20	3.16	0.77	0.72
Spectrum Income Allocation Blended Index[6]	–	–	–	–	-6.83	3.12	3.78	–	–
Bloomberg U.S. Aggregate Bond Index[7]	–	–	–	–	-8.22	1.18	1.71	–	–
Bloomberg U.S. TIPS Index[8]	–	–	–	–	-1.45	3.68	2.00	–	–
ICE BofA U.S. High Yield Constrained Index[9]	–	–	–	–	-5.00	3.41	5.35	–	–
MSCI ACWI ex USA Index (Net)[10]	–	–	–	–	-12.41	4.42	6.39	–	–
Russell 3000® Index[11]	–	–	–	–	-3.68	12.75	14.00	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.30% in acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance for the Class A shares prior to their inception reflects the performance of the Class C shares and includes the higher expenses applicable to the Class C shares. If these expenses had not been included, returns for the Class A shares would be higher.
[4]	Prior to February 13, 2017, historical performance shown for the Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for the Class C shares and the predecessor share class are similar.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Bocray became portfolio manager of the Fund on December 13, 2021.

Multi-Asset Funds  |  19

Performance highlights (unaudited)
Allspring Spectrum Income Allocation Fund (continued)

Growth of $10,000 investment as of May 31, 2022[1]
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Spectrum Income Allocation Blended Index, Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. TIPS Index, ICE BofA U.S. High Yield Constrained Index, MSCI ACWI ex USA Index (Net) and Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Footnotes continued from previous page
[5]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares adjusted to reflect that the Institutional Class shares do not have a sales load but not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.
[6]	Source: Allspring Funds Management, LLC. Spectrum Income Allocation Blended Index is composed 65% of the Bloomberg U.S. Aggregate Bond Index, 15% of ICE BofA U.S. High Yield Constrained Index, 10% of the Bloomberg U.S. TIPS Index, 7% of the Russell 3000® Index, and 3% of the MSCI ACWI ex USA Index (Net). Effective November 2, 2020, the WealthBuilder Growth Allocation Blended Index, which was composed 80% of the Bloomberg U.S. Aggregate Bond Index, 14% of the Russell 3000® Index, and 6% of the MSCI ACWI ex USA Index (Net), was renamed the Spectrum Income Allocation Blended Index. You cannot invest directly in an index.
[7]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[8]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
[9]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[10]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[11]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

20  |  Multi-Asset Funds

Performance highlights (unaudited)
Allspring Spectrum Income Allocation Fund (continued)

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Multi-Asset Funds  |  21

Performance highlights (unaudited)
Allspring Spectrum Income Allocation Fund (continued)

MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) outperformed the Spectrum Income Allocation Blended Index for the 12-month period that ended May 31, 2022.
■	The allocation to strong-performing inflation-sensitive assets was the largest contributor to relative performance over the period.
■	The Tactical Asset Allocation (TAA) overlay was the largest detractor from relative performance over the period.
Strong economic growth was followed by rapidly increasing inflation and uncertainty. Stocks and bonds both decreased in value over the period.
The 12-month period that ended May 31, 2022, saw weak results from the broad U.S. equity markets, as illustrated by the Russell 3000® Index return of -3.68%. The broad foreign markets did worse, as reflected by the MSCI ACWI ex USA Index (Net) return of -12.41%. The broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned -8.22%. Inflation-sensitive bonds experienced better returns but, as represented by the Bloomberg U.S. TIPS Index, still posted a return of -1.45%. Commodity prices moved higher in the face of higher inflation, and the Bloomberg Commodity Index* advanced 41.85%.
Ten largest holdings (%) as of May 31, 2022[1]
Allspring Core Bond Portfolio	29.54
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	23.95
Allspring Income Plus Fund Institutional Class	9.93
Allspring High Yield Bond Fund Institutional Class	5.03
PIMCO CommodityRealReturn Strategy Fund Institutional Class	4.43
Allspring Disciplined Large Cap Portfolio	4.30
Allspring Diversified Income Builder Fund Class R6	3.51
Allspring Global Investment Grade Credit Fund Class R6	2.98
iShares Core U.S. Aggregate Bond ETF	2.48
Allspring Real Return Portfolio	2.46
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The trailing 12 months saw few changes in the underlying portfolio.
Late in 2020, we modernized our allocation approach and view the allocation through a lens that manages risk by balancing exposures to growth, rates, and inflation factors. The approach worked well over the trailing 12 months. The most significant adjustment was the inclusion of a dedicated investment sleeve that focuses on U.S. value stocks. The Fund’s TAA overlay was active throughout the year. Our pro-growth positioning at the start of the period gave way to much more defensive positioning at the end of the period. The Dynamic Risk Hedging process was very active throughout most of 2022, but it had a small impact on overall performance. The seesaw action of the equity markets in February and March resulted in a loss from the hedge, but the general deterioration of market conditions in April and May earned back those losses.
The allocation to strong-performing inflation-sensitive assets was the largest contributor to relative performance.
The allocation modernization process in 2020 introduced a dedicated inflation-sensitive assets investment sleeve. In the face of high inflation over the period, these assets performed well and were the largest contributor to relative performance. A portion of the sleeve is invested in the Allspring Real Return Portfolio, and while the portfolio lost 0.14% over the period, it helped relative performance as that was ahead of the 1.45% loss of the Bloomberg U.S. TIPS Index and the 8.22% loss of the Bloomberg U.S. Aggregate Bond Index. The inflation-sensitive sleeve also held two investments in commodities and both earned returns in excess of 40%.

*	The Bloomberg Commodity Index (BCOM) provides broad-based exposure to commodities, and no single commodity or commodity sector dominates the index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison with non-diversified commodity investments. You cannot invest directly in an index.

22  |  Multi-Asset Funds

Performance highlights (unaudited)
Allspring Spectrum Income Allocation Fund (continued)

The TAA overlay was the largest detractor from relative performance over the period.
During the first portion of the period, the overlay was well positioned for upward movements in growth assets and it enjoyed positive returns. Near the end of calendar-year 2021, we started to reduce the exposure to growth assets to make the overall positioning a bit more neutral. The reduction in exposure continued, and by the end of the period, the positioning was defensive. While the TAA added to performance early in the period, positions held during the transition period lost money and the strategy detracted from performance over the full period.
Allocation (%) as of May 31, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	77	84
Stock Funds	10	12
Inflation Sensitive Funds	10	8
Alternative Funds	3	2
Effective Cash	0	(6)
[1]	The effective allocation reflects the effect of futures positions that may be in place. Effective cash, if any, represents the net offset to such futures positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies due to the frequency of changes. These amounts are subject to change and may have changed since the date specified.
Looking ahead, we are guarded.
At this time last year, we held an outlook we classified as “guardedly optimistic” as the massive amount of uncertainty we faced in 2020 had faded. Uncertainty has returned and today our outlook is guarded. Along with the financial markets, we are digesting a great deal of data related to central bank tightening, geopolitical concerns, the war in Ukraine, and deteriorating consumer sentiment. Our base case doesn’t foresee a major geopolitical spillover from the Russia-Ukraine war, but we expect to see continued price increases for energy and some agricultural commodities. We suspect that the supply chain bottleneck issues within the U.S. will improve, which will help economic growth stay or return to positive levels. We see the U.S. Federal Reserve (Fed) raising rates by another 50 basis points (bps; 100 bps equal 1.00%) in June, but future rate hikes will be dependent upon the data. While inflation is at 40-year-high levels, the Fed has shifted from being super-hawkish to something more moderate. The Fed will continue to focus on inflation, but we think it is concerned about overreacting. Along with the Fed, we will continue to monitor the data and make adjustments to the portfolio as needed.

Multi-Asset Funds  |  23

Performance highlights (unaudited)
Allspring Spectrum Moderate Growth Fund

Investment objective	The Fund seeks a combination of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡#, Travis L. Keshemberg, CFA®‡, CIPM, FRM

Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WGBAX)[3]	2-10-2017	-11.09	5.51	6.90	-5.66	6.77	7.54	1.06	1.06
Class C (WGBFX)[4]	10-1-1997	-7.39	5.97	7.26	-6.39	5.97	7.26	1.81	1.81
Institutional Class (WGBIX)[5]	7-31-2018	–	–	–	-5.40	7.01	7.66	0.73	0.73
Spectrum Moderate Growth Blended Index[6]	–	–	–	–	-5.83	6.66	7.75	–	–
Bloomberg U.S. Aggregate Bond Index[7]	–	–	–	–	-8.22	1.18	1.71	–	–
Bloomberg U.S. TIPS Index[8]	–	–	–	–	-1.45	3.68	2.00	–	–
ICE BofA U.S. High Yield Constrained Index[9]	–	–	–	–	-5.00	3.41	5.35	–	–
MSCI ACWI ex USA Index (Net)[10]	–	–	–	–	-12.41	4.42	6.39	–	–
Russell 3000® Index[11]	–	–	–	–	-3.68	12.75	14.00	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.31% in acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance for the Class A shares prior to their inception reflects the performance of the Class C shares and includes the higher expenses applicable to the Class C shares. If these expenses had not been included, returns for the Class A shares would be higher.
[4]	Prior to February 13, 2017, historical performance shown for the Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for the Class C shares and the predecessor share class are similar.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Bocray became portfolio manager of the Fund on December 13, 2021.

24  |  Multi-Asset Funds

Performance highlights (unaudited)
Allspring Spectrum Moderate Growth Fund (continued)

Growth of $10,000 investment as of May 31, 2022[1]
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Spectrum Moderate Growth Blended Index, Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. TIPS Index, ICE BofA U.S. High Yield Constrained Index, MSCI ACWI ex USA Index (Net) and Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Footnotes continued from previous page
[5]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares adjusted to reflect that the Institutional Class shares do not have a sales load but not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.
[6]	Source: Allspring Funds Management, LLC. Spectrum Moderate Growth Blended Index is composed 32% of the Russell 3000® Index, 26% of the Bloomberg U.S. Aggregate Bond Index, 14% of the Bloomberg U.S. TIPS Index, 14% of ICE BofA U.S. High Yield Constrained Index, and 14% of the MSCI ACWI ex USA Index (Net). Effective November 2, 2020, the WealthBuilder Growth Balanced Blended Index, which was composed of 42% of the Russell 3000® Index, 40% of the Bloomberg U.S. Aggregate Bond Index, and 18% of the MSCI ACWI ex USA Index (Net), was renamed the Spectrum Moderate Growth Blended Index. You cannot invest directly in an index.
[7]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[8]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
[9]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[10]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[11]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Multi-Asset Funds  |  25

Performance highlights (unaudited)
Allspring Spectrum Moderate Growth Fund (continued)

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

26  |  Multi-Asset Funds

Performance highlights (unaudited)
Allspring Spectrum Moderate Growth Fund (continued)

MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) outperformed the Spectrum Moderate Growth Blended Index for the 12-month period that ended May 31, 2022.
■	The allocation to strong-performing inflation-sensitive assets was the largest contributor to relative performance over the period.
■	The Tactical Asset Allocation (TAA) overlay was the largest detractor from relative performance over the period.
Strong economic growth was followed by rapidly increasing inflation and uncertainty. Both stocks and bonds decreased in value.
The 12-month period that ended May 31, 2022, saw weak results from the broad U.S. equity markets, as illustrated by the Russell 3000® Index return of -3.68%. The broad foreign markets did worse, as reflected by the MSCI ACWI ex USA Index (Net) return of -12.41%. The broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned -8.22%. Inflation-sensitive bonds experienced better returns but, as represented by the Bloomberg U.S. TIPS Index, still lost 1.45%. Commodity prices moved higher in the face of higher inflation, and the Bloomberg Commodity Index* advanced 41.85%.
Ten largest holdings (%) as of May 31, 2022[1]
Allspring Disciplined Large Cap Portfolio	13.38
Allspring Factor Enhanced International Equity Portfolio	9.96
Allspring Income Plus Fund Institutional Class	7.73
Allspring Real Return Portfolio	7.32
Allspring Core Bond Portfolio	6.00
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	5.96
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	5.79
iShares Core S&P 500 ETF	5.65
PIMCO CommodityRealReturn Strategy Fund Institutional Class	4.41
Allspring High Yield Bond Fund Institutional Class	4.38
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The trailing 12 months saw few changes in the underlying portfolio.
Late in 2020, we modernized our allocation approach and view the allocation through a lens that manages risk by balancing exposures to growth, rates, and inflation factors. The approach worked well over the trailing 12 months. The most significant adjustment was the inclusion of a dedicated investment sleeve that focuses on U.S. value stocks. The Fund’s TAA overlay was active throughout the year. Our pro-growth positioning at the start of the period gave way to much more defensive positioning at the end of the period. The Dynamic Risk Hedging process was very active throughout most of 2022, but it had a small impact on overall performance. The seesaw action of the equity markets in February and March resulted in a loss from the hedge, but the general deterioration of market conditions in April and May earned back those losses.
The allocation to strong-performing inflation-sensitive assets was the largest contributor to relative performance.
The allocation modernization process in 2020 introduced a dedicated inflation-sensitive assets investment sleeve. In the face of high inflation over the period, these assets performed well and were the largest contributor to relative performance. A portion of the sleeve is invested in the Allspring Real Return Portfolio, and while the portfolio posted a 0.14% loss, it helped relative performance as that was ahead of the 1.45% loss of the Bloomberg U.S. TIPS Index and the 8.22% loss of the Bloomberg U.S. Aggregate Bond Index. The inflation-sensitive sleeve also held two investments in commodities and both earned returns in excess of 40%.

*	The Bloomberg Commodity Index (BCOM) provides broad-based exposure to commodities, and no single commodity or commodity sector dominates the index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison with non-diversified commodity investments. You cannot invest directly in an index.

Multi-Asset Funds  |  27

Performance highlights (unaudited)
Allspring Spectrum Moderate Growth Fund (continued)

The TAA overlay was the largest detractor from relative performance over the period.
During the first portion of the period, the overlay was well positioned for upward movements in growth assets and it enjoyed positive returns. Near the end of calendar-year 2021, we started to reduce the exposure to growth assets to make the overall positioning a bit more neutral. The reduction in exposure continued, and by the end of the period, the positioning was defensive. While the TAA added to performance early in the period, positions held during the transition period lost money and the strategy detracted from performance over the full period.
Allocation (%) as of May 31, 2022
	Neutral allocation	Effective allocation[1]
Stock Funds	45	52
Bond Funds	37	39
Inflation Sensitive Funds	14	13
Alternative Investment Funds	4	2
Effective Cash	0	(6)
[1]	The effective allocation reflects the effect of futures positions that may be in place. Effective cash, if any, represents the net offset to such futures positions. The effective allocation does not reflect futures positions held in dynamic risk hedging strategies due to the frequency of changes. These amounts are subject to change and may have changed since the date specified.
Looking ahead, we are guarded.
At this time last year, we held an outlook we classified as “guardedly optimistic” as the massive amount of uncertainty we faced in 2020 had faded. Uncertainty has returned and today our outlook is guarded. Along with the financial markets, we are digesting a great deal of data related to central bank tightening, geopolitical concerns, the war in Ukraine, and deteriorating consumer sentiment. Our base case doesn’t foresee a major geopolitical spillover from the Russia-Ukraine war, but we expect to see continued price increases for energy and some agricultural commodities. We suspect that the supply chain bottleneck issues within the U.S. will improve, which will help economic growth stay or return to positive levels. We see the U.S. Federal Reserve (Fed) raising rates by another 50 basis points (bps; 100 bps equal 1.00%) in June, but future rate hikes will be dependent upon the data. While inflation is at 40-year-high levels, the Fed has shifted from being super-hawkish to something more moderate. The Fed will continue to focus on inflation, but we think it is concerned about overreacting. Along with the Fed, we will continue to monitor the data and make adjustments to the portfolio as needed.

28  |  Multi-Asset Funds

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Spectrum Aggressive Growth Fund
Class A
Actual	$1,000.00	$ 885.63	$3.53	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000.00	$ 882.45	$6.99	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%
Administrator Class
Actual	$1,000.00	$ 886.42	$3.15	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.59	$3.38	0.67%
Institutional Class
Actual	$1,000.00	$ 887.31	$1.98	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts do not reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

Multi-Asset Funds  |  29

Fund expenses (unaudited)
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Spectrum Conservative Growth Fund
Class A
Actual	$1,000.00	$ 920.51	$3.59	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000.00	$ 917.10	$7.17	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Institutional Class
Actual	$1,000.00	$ 923.04	$2.01	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
Spectrum Growth Fund
Class A
Actual	$1,000.00	$ 912.08	$3.58	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000.00	$ 908.28	$7.14	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Institutional Class
Actual	$1,000.00	$ 912.94	$2.00	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
Spectrum Income Allocation Fund
Class A
Actual	$1,000.00	$ 920.84	$3.59	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000.00	$ 918.10	$7.17	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Institutional Class
Actual	$1,000.00	$ 923.19	$2.01	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
Spectrum Moderate Growth Fund
Class A
Actual	$1,000.00	$ 916.36	$3.54	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.24	$3.73	0.74%
Class C
Actual	$1,000.00	$ 912.32	$7.10	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%
Institutional Class
Actual	$1,000.00	$ 917.01	$1.96	0.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.07	0.41%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts do not reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

30  |  Multi-Asset Funds

Portfolio of investments—May 31, 2022
Spectrum Aggressive Growth Fund

	Shares	Value
Investment companies: 98.37%
Affiliated master portfolios: 63.40%
Allspring Disciplined Large Cap Portfolio		$ 120,488,660
Allspring Emerging Growth Portfolio		9,919,887
Allspring Factor Enhanced Emerging Markets Equity Portfolio		12,812,312
Allspring Factor Enhanced International Equity Portfolio		99,957,557
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		55,245,897
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		14,971,949
Allspring Small Company Value Portfolio		10,024,161
		323,420,423
Exchange-traded funds: 20.18%
iShares Core MSCI EAFE ETF	189,081	12,460,438
iShares Core MSCI Emerging Markets ETF	192,963	10,144,065
iShares Core S&P 500 ETF	157,447	65,320,037
iShares Core S&P Small-Cap ETF	148,045	14,993,997
		102,918,537
Stock funds: 14.79%
Allspring Discovery Large Cap Growth Fund Class R6 ♠†	2,185,046	20,058,723
Allspring Emerging Markets Equity Fund Class R6 ♠	597,050	15,314,331
Allspring Premier Large Company Growth Fund Class R6 ♠†	1,609,184	20,066,524
Allspring Special Large Cap Value Fund Class R6 ♠	1,708,082	19,984,560
		75,424,138
Total Investment companies (Cost $446,475,013)		501,763,098

		Yield
Short-term investments: 0.47%
Investment companies: 0.47%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	2,400,005	2,400,005
Total Short-term investments (Cost $2,400,005)				2,400,005
Total investments in securities (Cost $448,875,018)	98.84%			504,163,103
Other assets and liabilities, net	1.16			5,934,710
Total net assets	100.00%			$510,097,813

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  31

Portfolio of investments—May 31, 2022
Spectrum Aggressive Growth Fund

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Discovery Large Cap Growth Fund Class R6†	$17,434,387	$16,355,602	$ (7,952,625)	$ 31,720	$ (5,810,361)	$ 20,058,723
Allspring Emerging Markets Equity Fund Class R6	14,081,634	10,821,483	(4,779,267)	(1,511,622)	(3,297,897)	15,314,331
Allspring Premier Large Company Growth Fund Class R6†	0	28,429,110	(4,989,857)	(317,799)	(3,054,930)	20,066,524
Allspring Special Large Cap Value Fund Class R6	0	25,485,590	(4,037,606)	(156,116)	(1,307,308)	19,984,560
Short-term investments
Allspring Government Money Market Fund Select Class	2,400,000	57,763,041	(57,763,036)	0	0	2,400,005
Affiliated securities no longer held at end of period
Allspring Large Cap Growth Fund Class R6†	17,452,406	3,594,787	(18,841,212)	1,918,715	(4,124,696)	0
				$ (35,102)	$(17,595,192)	$77,824,143

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Discovery Large Cap Growth Fund Class R6†	2,185,046	$ 0	$ 2,341,683
Allspring Emerging Markets Equity Fund Class R6	597,050	103,526	0
Allspring Premier Large Company Growth Fund Class R6†	1,609,184	0	0
Allspring Special Large Cap Value Fund Class R6	1,708,082	0	0
Short-term investments
Allspring Government Money Market Fund Select Class	2,400,005	849	0
Affiliated securities no longer held at end of period
Allspring Large Cap Growth Fund Class R6†	0	0	2,355,628
		$104,375	$4,697,311

†	Non-income-earning security
The accompanying notes are an integral part of these financial statements.

32  |  Multi-Asset Funds

Portfolio of investments—May 31, 2022
Spectrum Aggressive Growth Fund

Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Disciplined Large Cap Portfolio	37.76%	44.89%	$ 14,854,903	$ (15,019,143)	$ 1,811,453	$ 2,602	$ 120,488,660
Allspring Emerging Growth Portfolio	0.88	2.67	3,989,847	(6,763,325)	11,264	5,046	9,919,887
Allspring Factor Enhanced Emerging Markets Equity Portfolio	5.98	9.37	518,302	(3,297,338)	362,690	553	12,812,312
Allspring Factor Enhanced International Equity Portfolio	12.62	18.40	2,502,471	(14,477,253)	3,038,502	2,903	99,957,557
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	5.99	9.31	7,445,138	(9,197,242)	704,018	2,204	55,245,897
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	6.93	9.95	4,024,386	(6,341,037)	164,300	662	14,971,949
Allspring Small Company Value Portfolio	1.42	1.68	843,003	173,765	135,512	586	10,024,161
			$34,178,050	$(54,921,573)	$6,227,739	$14,556	$323,420,423
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Australian Dollar Futures	149	6-13-2022	$ 10,979,238	$ 10,692,985	$ 0	$ (286,253)
E-Mini S&P 500 Consumer Staples Select Sector Index	194	6-17-2022	13,983,088	14,485,980	502,892	0
E-Mini S&P 500 Energy Select Sector Index	149	6-17-2022	11,592,985	13,509,830	1,916,845	0
Short
British Pound Futures	(133)	6-13-2022	(10,892,704)	(10,477,906)	414,798	0
E-Mini Russell 2000 Index	(35)	6-17-2022	(3,108,010)	(3,258,325)	0	(150,315)
E-Mini S&P 500 Index	(157)	6-17-2022	(30,790,035)	(32,430,313)	0	(1,640,278)
Euro STOXX 50 Index	(191)	6-17-2022	(7,453,777)	(7,759,018)	0	(305,241)
MSCI EAFE Index	(52)	6-17-2022	(5,067,328)	(5,296,200)	0	(228,872)
MSCI Emerging Markets Index	(36)	6-17-2022	(1,827,821)	(1,913,940)	0	(86,119)
					$2,834,535	$(2,697,078)
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  33

Portfolio of investments—May 31, 2022
Spectrum Conservative Growth Fund

	Shares	Value
Investment companies: 99.02%
Affiliated master portfolios: 55.32%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 40,583,608
Allspring Core Bond Portfolio		45,520,224
Allspring Disciplined Large Cap Portfolio		29,987,933
Allspring Emerging Growth Portfolio		1,839,728
Allspring Factor Enhanced Emerging Markets Equity Portfolio		2,236,990
Allspring Factor Enhanced International Equity Portfolio		18,057,217
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		10,228,306
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		3,085,195
Allspring Real Return Portfolio		18,254,695
Allspring Small Company Value Portfolio		1,859,065
		171,652,961
Alternative investment funds: 6.35%
Allspring Alternative Risk Premia Fund Class R6 ♠†	660,065	5,907,585
PIMCO CommodityRealReturn Strategy Fund Institutional Class	1,754,800	13,792,730
		19,700,315
Bond funds: 18.56%
Allspring Global Investment Grade Credit Fund Class R6 ♠	1,032,802	9,264,236
Allspring High Yield Bond Fund Institutional Class ♠	4,251,034	13,050,676
Allspring Income Plus Fund Institutional Class ♠	3,938,688	35,290,646
		57,605,558
Exchange-traded funds: 10.89%
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	50,466	1,535,176
iShares Core MSCI EAFE ETF	84,839	5,590,890
iShares Core MSCI Emerging Markets ETF	54,160	2,847,191
iShares Core S&P 500 ETF	28,350	11,761,564
iShares Core S&P Small-Cap ETF	42,708	4,325,466
iShares Core U.S. Aggregate Bond ETF	74,785	7,738,004
		33,798,291
Multi-asset funds: 3.48%
Allspring Diversified Income Builder Fund Class R6 ♠	1,938,163	10,795,571
Stock funds: 4.42%
Allspring Discovery Large Cap Growth Fund Class R6 ♠†	405,265	3,720,335
Allspring Emerging Markets Equity Fund Class R6 ♠	99,374	2,548,936
Allspring Premier Large Company Growth Fund Class R6 ♠†	298,439	3,721,531
Allspring Special Large Cap Value Fund Class R6 ♠	316,757	3,706,054
		13,696,856
Total Investment companies (Cost $306,820,679)		307,249,552

The accompanying notes are an integral part of these financial statements.

34  |  Multi-Asset Funds

Portfolio of investments—May 31, 2022
Spectrum Conservative Growth Fund

		Yield	Shares	Value
Short-term investments: 0.41%
Investment companies: 0.41%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	1,280,702	$ 1,280,702
Total Short-term investments (Cost $1,280,702)				1,280,702
Total investments in securities (Cost $308,101,381)	99.43%			308,530,254
Other assets and liabilities, net	0.57			1,781,814
Total net assets	100.00%			$310,312,068

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Alternative Risk Premia Fund Class R6†	$ 7,209,326	$ 305,101	$ (1,937,293)	$ (274,912)	$ 605,363	$ 5,907,585
Allspring Discovery Large Cap Growth Fund Class R6†	3,739,462	2,226,139	(1,165,250)	142,256	(1,222,272)	3,720,335
Allspring Diversified Income Builder Fund Class R6	13,208,671	963,461	(1,989,204)	56,989	(1,444,346)	10,795,571
Allspring Emerging Markets Equity Fund Class R6	3,182,955	747,854	(477,449)	(103,589)	(800,835)	2,548,936
Allspring Global Investment Grade Credit Fund Class R6	10,860,958	1,429,505	(1,299,302)	(81,498)	(1,645,427)	9,264,236
Allspring High Yield Bond Fund Institutional Class	11,133,814	5,846,836	(2,576,398)	(85,312)	(1,268,264)	13,050,676
Allspring Income Plus Fund Institutional Class	34,142,358	13,274,056	(7,620,242)	(186,816)	(4,318,710)	35,290,646
Allspring Premier Large Company Growth Fund Class R6†	0	4,893,801	(581,924)	(4,002)	(586,344)	3,721,531
Allspring Special Large Cap Value Fund Class R6	0	4,435,521	(457,649)	(6,339)	(265,479)	3,706,054
Short-term investments
Allspring Government Money Market Fund Select Class	1,280,700	50,145,198	(50,145,196)	0	0	1,280,702
Affiliated securities no longer held at end of period
Allspring Large Cap Growth Fund Class R6†	3,739,344	652,922	(3,935,685)	(98,870)	(357,711)	0
				$(642,093)	$(11,304,025)	$89,286,272

The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  35

Portfolio of investments—May 31, 2022
Spectrum Conservative Growth Fund

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Alternative Risk Premia Fund Class R6†	660,065	$ 0	$ 0
Allspring Discovery Large Cap Growth Fund Class R6†	405,265	0	482,266
Allspring Diversified Income Builder Fund Class R6	1,938,163	499,253	0
Allspring Emerging Markets Equity Fund Class R6	99,374	22,490	0
Allspring Global Investment Grade Credit Fund Class R6	1,032,802	245,855	410,858
Allspring High Yield Bond Fund Institutional Class	4,251,034	502,712	0
Allspring Income Plus Fund Institutional Class	3,938,688	1,416,362	862,552
Allspring Premier Large Company Growth Fund Class R6†	298,439	0	0
Allspring Special Large Cap Value Fund Class R6	316,757	0	0
Short-term investments
Allspring Government Money Market Fund Select Class	1,280,702	489	0
Affiliated securities no longer held at end of period
Allspring Large Cap Growth Fund Class R6†	0	0	486,357
		$2,687,161	$2,242,033

†	Non-income-earning security
The accompanying notes are an integral part of these financial statements.

36  |  Multi-Asset Funds

Portfolio of investments—May 31, 2022
Spectrum Conservative Growth Fund

Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	7.80%	9.86%	$(1,484,932)	$ (2,511,473)	$ 568,727	$ 0	$ 6,136	$ 40,583,608
Allspring Core Bond Portfolio	1.07	0.94	(1,917,393)	(3,353,183)	928,277	0	2,039	45,520,224
Allspring Disciplined Large Cap Portfolio	11.83	11.17	5,576,120	(4,806,357)	0	512,981	542	29,987,933
Allspring Emerging Growth Portfolio	0.21	0.49	1,321,274	(1,849,268)	0	2,296	1,126	1,839,728
Allspring Factor Enhanced Emerging Markets Equity Portfolio	1.47	1.64	242,703	(767,453)	0	75,685	91	2,236,990
Allspring Factor Enhanced International Equity Portfolio	2.86	3.32	1,030,336	(3,140,637)	0	596,408	477	18,057,217
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	1.09	1.72	2,016,747	(2,290,916)	0	127,473	373	10,228,306
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	1.78	2.05	1,164,261	(1,673,681)	0	39,001	128	3,085,195
Allspring Real Return Portfolio	9.91	7.88	205,378	(1,296,931)	1,208,895	67,900	330	18,254,695
Allspring Small Company Value Portfolio	0.35	0.31	175,609	(201,781)	0	30,260	120	1,859,065
Investments in affiliates no longer held at end of period
Allspring High Yield Corporate Bond Portfolio	6.66	0.00	43,374	(99,650)	106,361	0	11	0
Allspring Strategic Retirement Bond Portfolio	15.45	0.00	11,285	(570,032)	516,928	0	22	0
			$ 8,384,762	$(22,561,362)	$3,329,188	$1,452,004	$11,395	$171,652,961
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Australian Dollar Futures	91	6-13-2022	$ 6,705,441	$ 6,530,615	$ 0	$ (174,826)
E-Mini S&P 500 Consumer Staples Select Sector Index	118	6-17-2022	9,460,267	8,811,060	0	(649,207)
E-Mini S&P 500 Energy Select Sector Index	90	6-17-2022	7,005,211	8,160,300	1,155,089	0
10-Year U.S. Treasury Notes	234	9-21-2022	28,080,618	27,952,031	0	(128,587)
Short
British Pound Futures	(81)	6-13-2022	(6,633,902)	(6,381,281)	252,621	0
E-Mini Russell 2000 Index	(8)	6-17-2022	(712,128)	(744,760)	0	(32,632)
E-Mini S&P 500 Index	(60)	6-17-2022	(11,788,154)	(12,393,750)	0	(605,596)
Euro STOXX 50 Index	(119)	6-17-2022	(4,643,977)	(4,834,153)	0	(190,176)
MSCI EAFE Index	(11)	6-17-2022	(1,069,374)	(1,120,350)	0	(50,976)
MSCI Emerging Markets Index	(8)	6-17-2022	(405,714)	(425,320)	0	(19,606)
U.S. Ultra Treasury Bonds	(64)	9-21-2022	(10,107,428)	(9,968,000)	139,428	0
					$1,547,138	$(1,851,606)
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  37

Portfolio of investments—May 31, 2022
Spectrum Growth Fund

	Shares	Value
Investment companies: 98.65%
Affiliated master portfolios: 54.49%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 6,579,860
Allspring Core Bond Portfolio		9,432,263
Allspring Disciplined Large Cap Portfolio		39,600,226
Allspring Emerging Growth Portfolio		2,881,199
Allspring Factor Enhanced Emerging Markets Equity Portfolio		3,742,621
Allspring Factor Enhanced International Equity Portfolio		29,254,572
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		16,532,232
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		4,831,726
Allspring Real Return Portfolio		17,818,106
Allspring Small Company Value Portfolio		2,911,485
		133,584,290
Alternative investment funds: 5.69%
Allspring Alternative Risk Premia Fund Class R6 ♠†	350,676	3,138,549
PIMCO CommodityRealReturn Strategy Fund Institutional Class	1,374,268	10,801,745
		13,940,294
Bond funds: 8.75%
Allspring Global Investment Grade Credit Fund Class R6 ♠	536,374	4,811,276
Allspring High Yield Bond Fund Institutional Class ♠	3,791,738	11,640,635
Allspring Income Plus Fund Institutional Class ♠	559,209	5,010,516
		21,462,427
Exchange-traded funds: 16.44%
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	39,384	1,198,061
iShares Core MSCI EAFE ETF	88,579	5,837,356
iShares Core MSCI Emerging Markets ETF	56,385	2,964,159
iShares Core S&P 500 ETF	46,865	19,442,883
iShares Core S&P Small-Cap ETF	47,775	4,838,652
iShares Core U.S. Aggregate Bond ETF	58,109	6,012,538
		40,293,649
Multi-asset funds: 3.93%
Allspring Diversified Income Builder Fund Class R6 ♠	1,731,138	9,642,438
Stock funds: 9.35%
Allspring Discovery Large Cap Growth Fund Class R6 ♠†	661,121	6,069,094
Allspring Emerging Markets Equity Fund Class R6 ♠	184,341	4,728,342
Allspring Premier Large Company Growth Fund Class R6 ♠†	486,856	6,071,093
Allspring Special Large Cap Value Fund Class R6 ♠	517,209	6,051,349
		22,919,878
Total Investment companies (Cost $226,339,113)		241,842,976

The accompanying notes are an integral part of these financial statements.

38  |  Multi-Asset Funds

Portfolio of investments—May 31, 2022
Spectrum Growth Fund

		Yield	Shares	Value
Short-term investments: 0.39%
Investment companies: 0.39%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	966,952	$ 966,952
Total Short-term investments (Cost $966,952)				966,952
Total investments in securities (Cost $227,306,065)	99.04%			242,809,928
Other assets and liabilities, net	0.96			2,351,007
Total net assets	100.00%			$245,160,935

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Alternative Risk Premia Fund Class R6†	$ 3,859,909	$ 112,147	$ (1,009,586)	$ (4,880)	$ 180,959	$ 3,138,549
Allspring Discovery Large Cap Growth Fund Class R6†	5,886,257	3,727,849	(1,774,986)	181,798	(1,951,824)	6,069,094
Allspring Diversified Income Builder Fund Class R6	10,365,802	1,891,519	(1,388,112)	(11,887)	(1,214,884)	9,642,438
Allspring Emerging Markets Equity Fund Class R6	4,921,422	2,006,271	(675,479)	(210,377)	(1,313,495)	4,728,342
Allspring Global Investment Grade Credit Fund Class R6	8,208,087	762,225	(3,087,022)	(310,289)	(761,725)	4,811,276
Allspring High Yield Bond Fund Institutional Class	11,713,687	4,503,534	(3,360,705)	(96,513)	(1,119,368)	11,640,635
Allspring Income Plus Fund Institutional Class	15,484,337	2,394,746	(11,659,618)	(17,680)	(1,191,269)	5,010,516
Allspring Premier Large Company Growth Fund Class R6†	0	8,110,704	(1,062,075)	(23,266)	(954,270)	6,071,093
Allspring Special Large Cap Value Fund Class R6	0	7,226,681	(722,179)	(17,806)	(435,347)	6,051,349
Short-term investments
Allspring Government Money Market Fund Select Class	966,950	35,925,530	(35,925,528)	0	0	966,952
Affiliated securities no longer held at end of period
Allspring Large Cap Growth Fund Class R6†	5,882,177	804,558	(5,968,741)	(162,059)	(555,935)	0
				$(672,959)	$(9,317,158)	$58,130,244

The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  39

Portfolio of investments—May 31, 2022
Spectrum Growth Fund

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Alternative Risk Premia Fund Class R6†	350,676	$ 0	$ 0
Allspring Discovery Large Cap Growth Fund Class R6†	661,121	0	757,363
Allspring Diversified Income Builder Fund Class R6	1,731,138	409,559	0
Allspring Emerging Markets Equity Fund Class R6	184,341	34,164	0
Allspring Global Investment Grade Credit Fund Class R6	536,374	167,670	315,490
Allspring High Yield Bond Fund Institutional Class	3,791,738	487,665	0
Allspring Income Plus Fund Institutional Class	559,209	475,027	383,701
Allspring Premier Large Company Growth Fund Class R6†	486,856	0	0
Allspring Special Large Cap Value Fund Class R6	517,209	0	0
Short-term investments
Allspring Government Money Market Fund Select Class	966,952	346	0
Affiliated securities no longer held at end of period
Allspring Large Cap Growth Fund Class R6†	0	0	762,559
		$1,574,431	$2,219,113

†	Non-income-earning security
The accompanying notes are an integral part of these financial statements.

40  |  Multi-Asset Funds

Portfolio of investments—May 31, 2022
Spectrum Growth Fund

Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	1.10%	1.60%	$ (206,316)	$ (418,316)	$ 86,302	$ 0	$ 976	$ 6,579,860
Allspring Core Bond Portfolio	0.04	0.19	(311,337)	(566,832)	94,414	0	340	9,432,263
Allspring Disciplined Large Cap Portfolio	16.86	14.75	7,614,103	(6,382,898)	0	709,560	742	39,600,226
Allspring Emerging Growth Portfolio	0.32	0.77	1,756,492	(2,611,930)	0	3,502	1,740	2,881,199
Allspring Factor Enhanced Emerging Markets Equity Portfolio	2.47	2.74	333,070	(1,218,831)	0	126,733	157	3,742,621
Allspring Factor Enhanced International Equity Portfolio	4.97	5.38	1,431,053	(4,927,877)	0	997,282	804	29,254,572
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	2.16	2.79	3,088,675	(3,378,869)	0	232,996	630	16,532,232
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	2.67	3.21	1,759,895	(2,565,499)	0	58,807	204	4,831,726
Allspring Real Return Portfolio	7.80	7.69	(377,272)	(664,713)	1,018,122	56,269	314	17,818,106
Allspring Small Company Value Portfolio	0.53	0.49	226,593	(283,141)	0	46,289	185	2,911,485
Investments in affiliates no longer held at end of period
Allspring High Yield Corporate Bond Portfolio	5.23	0.00	34,824	(77,706)	82,906	0	8	0
Allspring Strategic Retirement Bond Portfolio	12.15	0.00	8,776	(442,427)	403,739	0	17	0
			$15,358,556	$(23,539,039)	$1,685,483	$2,231,438	$6,117	$133,584,290
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Australian Dollar Futures	71	6-13-2022	$ 5,231,717	$ 5,095,315	$ 0	$ (136,402)
E-Mini S&P 500 Consumer Staples Select Sector Index	92	6-17-2022	7,375,801	6,869,640	0	(506,161)
E-Mini S&P 500 Energy Select Sector Index	71	6-17-2022	5,525,939	6,437,570	911,631	0
10-Year U.S. Treasury Notes	182	9-21-2022	21,840,481	21,740,469	0	(100,012)
Short
British Pound Futures	(64)	6-13-2022	(5,241,602)	(5,042,000)	199,602	0
E-Mini Russell 2000 Index	(11)	6-17-2022	(976,907)	(1,024,045)	0	(47,138)
E-Mini S&P 500 Index	(53)	6-17-2022	(10,415,416)	(10,947,813)	0	(532,397)
Euro STOXX 50 Index	(93)	6-17-2022	(3,629,326)	(3,777,951)	0	(148,625)
MSCI EAFE Index	(16)	6-17-2022	(1,560,301)	(1,629,600)	0	(69,299)
MSCI Emerging Markets Index	(11)	6-17-2022	(558,304)	(584,815)	0	(26,511)
U.S. Ultra Treasury Bonds	(49)	9-21-2022	(7,738,499)	(7,631,750)	106,749	0
					$1,217,982	$(1,566,545)
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  41

Portfolio of investments—May 31, 2022
Spectrum Income Allocation Fund

	Shares	Value
Investment companies: 98.92%
Affiliated master portfolios: 64.06%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 41,870,426
Allspring Core Bond Portfolio		51,634,959
Allspring Disciplined Large Cap Portfolio		7,518,242
Allspring Emerging Growth Portfolio		345,582
Allspring Factor Enhanced Emerging Markets Equity Portfolio		359,991
Allspring Factor Enhanced International Equity Portfolio		3,331,833
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		1,749,175
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		521,530
Allspring Real Return Portfolio		4,303,230
Allspring Small Company Value Portfolio		349,121
		111,984,089
Alternative investment funds: 6.02%
Allspring Alternative Risk Premia Fund Class R6 ♠†	311,268	2,785,847
PIMCO CommodityRealReturn Strategy Fund Institutional Class	985,022	7,742,272
		10,528,119
Bond funds: 17.94%
Allspring Global Investment Grade Credit Fund Class R6 ♠	579,824	5,201,022
Allspring High Yield Bond Fund Institutional Class ♠	2,863,761	8,791,749
Allspring Income Plus Fund Institutional Class ♠	1,938,120	17,365,555
		31,358,326
Exchange-traded funds: 6.08%
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	28,366	862,894
iShares Core MSCI EAFE ETF	23,893	1,574,549
iShares Core MSCI Emerging Markets ETF	13,563	713,007
iShares Core S&P 500 ETF	5,061	2,099,657
iShares Core S&P Small-Cap ETF	10,312	1,044,399
iShares Core U.S. Aggregate Bond ETF	41,907	4,336,117
		10,630,623
Multi-asset funds: 3.51%
Allspring Diversified Income Builder Fund Class R6 ♠	1,099,947	6,126,706
Stock funds: 1.31%
Allspring Discovery Large Cap Growth Fund Class R6 ♠†	76,096	698,564
Allspring Emerging Markets Equity Fund Class R6 ♠	20,989	538,374
Allspring Premier Large Company Growth Fund Class R6 ♠†	56,053	698,985
Allspring Special Large Cap Value Fund Class R6 ♠	29,876	349,550
		2,285,473
Total Investment companies (Cost $178,722,680)		172,913,336

The accompanying notes are an integral part of these financial statements.

42  |  Multi-Asset Funds

Portfolio of investments—May 31, 2022
Spectrum Income Allocation Fund

		Yield	Shares	Value
Short-term investments: 0.63%
Investment companies: 0.63%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	1,100,002	$ 1,100,002
Total Short-term investments (Cost $1,100,002)				1,100,002
Total investments in securities (Cost $179,822,682)	99.55%			174,013,338
Other assets and liabilities, net	0.45			790,627
Total net assets	100.00%			$174,803,965

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Alternative Risk Premia Fund Class R6†	$ 3,465,667	$ 243,742	$ (1,083,966)	$ (152,089)	$ 312,493	$ 2,785,847
Allspring Discovery Large Cap Growth Fund Class R6†	1,080,857	383,136	(530,050)	50,255	(285,634)	698,564
Allspring Diversified Income Builder Fund Class R6	5,427,996	2,654,670	(1,188,612)	(5,694)	(761,654)	6,126,706
Allspring Emerging Markets Equity Fund Class R6	653,110	201,757	(128,871)	(28,622)	(159,000)	538,374
Allspring Global Investment Grade Credit Fund Class R6	6,281,998	951,125	(1,034,851)	(64,244)	(933,006)	5,201,022
Allspring High Yield Bond Fund Institutional Class	4,315,963	7,197,114	(1,827,334)	(87,995)	(805,999)	8,791,749
Allspring Income Plus Fund Institutional Class	17,700,186	6,568,244	(4,616,848)	(123,960)	(2,162,067)	17,365,555
Allspring Premier Large Company Growth Fund Class R6†	0	956,892	(151,013)	(1,898)	(104,996)	698,985
Allspring Special Large Cap Value Fund Class R6	0	422,862	(47,462)	(751)	(25,099)	349,550
Short-term investments
Allspring Government Money Market Fund Select Class	1,100,000	26,993,539	(26,993,537)	0	0	1,100,002
Affiliated securities no longer held at end of period
Allspring Large Cap Growth Fund Class R6†	1,082,406	251,004	(1,203,142)	(27,898)	(102,370)	0
				$(442,896)	$(5,027,332)	$43,656,354

The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  43

Portfolio of investments—May 31, 2022
Spectrum Income Allocation Fund

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Alternative Risk Premia Fund Class R6†	311,268	$ 0	$ 0
Allspring Discovery Large Cap Growth Fund Class R6†	76,096	0	138,212
Allspring Diversified Income Builder Fund Class R6	1,099,947	234,345	0
Allspring Emerging Markets Equity Fund Class R6	20,989	4,618	0
Allspring Global Investment Grade Credit Fund Class R6	579,824	141,832	237,792
Allspring High Yield Bond Fund Institutional Class	2,863,761	265,280	0
Allspring Income Plus Fund Institutional Class	1,938,120	724,322	442,870
Allspring Premier Large Company Growth Fund Class R6†	56,053	0	0
Allspring Special Large Cap Value Fund Class R6	29,876	0	0
Short-term investments
Allspring Government Money Market Fund Select Class	1,100,002	469	0
Affiliated securities no longer held at end of period
Allspring Large Cap Growth Fund Class R6†	0	0	139,046
		$1,370,866	$957,920

†	Non-income-earning security
The accompanying notes are an integral part of these financial statements.

44  |  Multi-Asset Funds

Portfolio of investments—May 31, 2022
Spectrum Income Allocation Fund

Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	8.37%	10.18%	$(1,813,080)	$ (2,514,976)	$ 602,118	$ 0	$ 6,381	$ 41,870,426
Allspring Core Bond Portfolio	1.28	1.06	(2,112,431)	(4,151,208)	1,094,077	0	2,321	51,634,959
Allspring Disciplined Large Cap Portfolio	2.57	2.80	1,366,577	(1,284,566)	0	117,714	133	7,518,242
Allspring Emerging Growth Portfolio	0.07	0.09	428,647	(550,582)	0	535	308	345,582
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.24	0.26	60,230	108,463	0	12,506	15	359,991
Allspring Factor Enhanced International Equity Portfolio	0.40	0.61	250,583	(638,824)	0	98,252	82	3,331,833
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.15	0.29	491,404	(559,340)	0	19,124	62	1,749,175
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.31	0.35	244,154	(331,400)	0	6,718	21	521,530
Allspring Real Return Portfolio	3.60	1.86	234,878	(515,983)	387,673	22,192	89	4,303,230
Allspring Small Company Value Portfolio	0.10	0.06	71,714	(72,294)	0	8,089	30	349,121
Investments in affiliates no longer held at end of period
Allspring High Yield Corporate Bond Portfolio	3.87	0.00	26,405	(58,834)	61,593	0	6	0
Allspring Strategic Retirement Bond Portfolio	5.61	0.00	3,597	(205,798)	186,715	0	8	0
			$ (747,322)	$(10,775,342)	$2,332,176	$285,130	$9,456	$111,984,089
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Australian Dollar Futures	53	6-13-2022	$ 3,905,367	$ 3,803,545	$ 0	$ (101,822)
E-Mini S&P 500 Consumer Staples Select Sector Index	67	6-17-2022	5,371,507	5,002,890	0	(368,617)
E-Mini S&P 500 Energy Select Sector Index	52	6-17-2022	4,046,667	4,714,840	668,173	0
10-Year U.S. Treasury Notes	133	9-21-2022	15,960,352	15,887,266	0	(73,086)
Short
British Pound Futures	(48)	6-13-2022	(3,931,202)	(3,781,500)	149,702	0
E-Mini Russell 2000 Index	(2)	6-17-2022	(177,550)	(186,190)	0	(8,640)
E-Mini S&P 500 Index	(32)	6-17-2022	(6,302,565)	(6,610,000)	0	(307,435)
Euro STOXX 50 Index	(68)	6-17-2022	(2,653,700)	(2,762,373)	0	(108,673)
MSCI EAFE Index	(2)	6-17-2022	(194,432)	(203,700)	0	(9,268)
MSCI Emering Markets Index	(2)	6-17-2022	(101,404)	(106,330)	0	(4,926)
U.S. Ultra Bond	(36)	9-21-2022	(5,685,428)	(5,607,000)	78,428	0
					$896,303	$(982,467)
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  45

Portfolio of investments—May 31, 2022
Spectrum Moderate Growth Fund

	Shares	Value
Investment companies: 98.67%
Affiliated master portfolios: 53.08%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 26,458,179
Allspring Core Bond Portfolio		27,423,398
Allspring Disciplined Large Cap Portfolio		61,105,474
Allspring Emerging Growth Portfolio		4,479,060
Allspring Factor Enhanced Emerging Markets Equity Portfolio		5,595,655
Allspring Factor Enhanced International Equity Portfolio		45,478,637
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		27,212,521
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		6,760,184
Allspring Real Return Portfolio		33,414,184
Allspring Small Company Value Portfolio		4,526,142
		242,453,434
Alternative investment funds: 6.39%
Allspring Alternative Risk Premia Fund Class R6 ♠†	1,011,591	9,053,738
PIMCO CommodityRealReturn Strategy Fund Institutional Class	2,562,458	20,140,918
		29,194,656
Bond funds: 15.07%
Allspring Global Investment Grade Credit Fund Class R6 ♠	1,507,126	13,518,921
Allspring High Yield Bond Fund Institutional Class ♠	6,513,200	19,995,524
Allspring Income Plus Fund Institutional Class ♠	3,944,252	35,340,494
		68,854,939
Exchange-traded funds: 13.19%
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	73,592	2,238,669
iShares Core MSCI EAFE ETF	117,047	7,713,397
iShares Core MSCI Emerging Markets ETF	105,453	5,543,664
iShares Core S&P 500 ETF	62,244	25,823,168
iShares Core S&P Small-Cap ETF	75,754	7,672,365
iShares Core U.S. Aggregate Bond ETF	108,693	11,246,465
		60,237,728
Multi-asset funds: 3.46%
Allspring Diversified Income Builder Fund Class R6 ♠	2,836,711	15,800,480
Stock funds: 7.48%
Allspring Discovery Large Cap Growth Fund Class R6 ♠†	986,650	9,057,449
Allspring Emerging Markets Equity Fund Class R6 ♠	271,952	6,975,576
Allspring Premier Large Company Growth Fund Class R6 ♠†	726,572	9,060,356
Allspring Special Large Cap Value Fund Class R6 ♠	774,041	9,056,281
		34,149,662
Total Investment companies (Cost $436,666,027)		450,690,899

The accompanying notes are an integral part of these financial statements.

46  |  Multi-Asset Funds

Portfolio of investments—May 31, 2022
Spectrum Moderate Growth Fund

		Yield	Shares	Value
Short-term investments: 0.58%
Investment companies: 0.58%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	2,652,135	$ 2,652,135
Total Short-term investments (Cost $2,652,135)				2,652,135
Total investments in securities (Cost $439,318,162)	99.25%			453,343,034
Other assets and liabilities, net	0.75			3,429,219
Total net assets	100.00%			$456,772,253

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Alternative Risk Premia Fund Class R6†	$11,146,214	$ 236,496	$ (2,836,695)	$ (395,778)	$ 903,501	$ 9,053,738
Allspring Discovery Large Cap Growth Fund Class R6†	8,279,598	5,832,156	(2,481,040)	301,973	(2,875,238)	9,057,449
Allspring Diversified Income Builder Fund Class R6	16,635,917	3,368,880	(2,198,482)	(2,400)	(2,003,435)	15,800,480
Allspring Emerging Markets Equity Fund Class R6	7,354,031	2,618,881	(723,163)	(227,394)	(2,046,779)	6,975,576
Allspring Global Investment Grade Credit Fund Class R6	15,438,876	1,851,457	(1,254,016)	(176,328)	(2,341,068)	13,518,921
Allspring High Yield Bond Fund Institutional Class	13,627,279	12,656,375	(4,247,257)	(145,847)	(1,895,026)	19,995,524
Allspring Income Plus Fund Institutional Class	38,626,187	10,267,218	(8,811,670)	(241,921)	(4,499,320)	35,340,494
Allspring Premier Large Company Growth Fund Class R6†	0	11,982,592	(1,455,663)	(34,358)	(1,432,215)	9,060,356
Allspring Special Large Cap Value Fund Class R6	0	10,780,531	(1,049,522)	(24,626)	(650,102)	9,056,281
Short-term investments
Allspring Government Money Market Fund Select Class	2,652,130	75,963,830	(75,963,825)	0	0	2,652,135
Affiliated securities no longer held at end of period
Allspring Large Cap Growth Fund Class R6†	8,278,161	1,108,891	(8,392,422)	(209,684)	(784,946)	0
				$(1,156,363)	$(17,624,628)	$130,510,954

The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  47

Portfolio of investments—May 31, 2022
Spectrum Moderate Growth Fund

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Alternative Risk Premia Fund Class R6†	1,011,591	$ 0	$ 0
Allspring Discovery Large Cap Growth Fund Class R6†	986,650	0	1,064,929
Allspring Diversified Income Builder Fund Class R6	2,836,711	663,663	0
Allspring Emerging Markets Equity Fund Class R6	271,952	50,757	0
Allspring Global Investment Grade Credit Fund Class R6	1,507,126	357,030	591,313
Allspring High Yield Bond Fund Institutional Class	6,513,200	687,499	0
Allspring Income Plus Fund Institutional Class	3,944,252	1,528,226	963,436
Allspring Premier Large Company Growth Fund Class R6†	726,572	0	0
Allspring Special Large Cap Value Fund Class R6	774,041	0	0
Short-term investments
Allspring Government Money Market Fund Select Class	2,652,135	1,072	0
Affiliated securities no longer held at end of period
Allspring Large Cap Growth Fund Class R6†	0	0	1,072,041
		$3,288,247	$3,691,719

†	Non-income-earning security
The accompanying notes are an integral part of these financial statements.

48  |  Multi-Asset Funds

Portfolio of investments—May 31, 2022
Spectrum Moderate Growth Fund

Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	7.25%	6.43%	$ (1,106,178)	$ (1,774,979)	$ 473,339	$ 0	$ 4,360	$ 26,458,179
Allspring Core Bond Portfolio	0.63	0.56	(1,179,163)	(1,971,101)	555,256	0	1,235	27,423,398
Allspring Disciplined Large Cap Portfolio	27.57	22.77	12,361,334	(9,931,404)	0	1,141,854	1,133	61,105,474
Allspring Emerging Growth Portfolio	0.52	1.20	2,875,856	(4,191,863)	0	5,564	2,768	4,479,060
Allspring Factor Enhanced Emerging Markets Equity Portfolio	3.71	4.09	472,090	(1,803,452)	0	190,255	233	5,595,655
Allspring Factor Enhanced International Equity Portfolio	7.41	8.37	2,171,645	(7,565,578)	0	1,522,869	1,236	45,478,637
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	3.02	4.58	4,715,855	(5,418,205)	0	347,546	1,015	27,212,521
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	3.96	4.49	2,567,943	(3,710,870)	0	86,091	287	6,760,184
Allspring Real Return Portfolio	14.53	14.43	(131,190)	(1,816,256)	1,908,409	105,570	581	33,414,184
Allspring Small Company Value Portfolio	0.86	0.76	419,042	(497,268)	0	74,154	297	4,526,142
Investments in affiliates no longer held at end of period
Allspring High Yield Corporate Bond Portfolio	9.76	0.00	64,545	(144,910)	155,097	0	15	0
Allspring Strategic Retirement Bond Portfolio	22.64	0.00	16,516	(824,737)	754,738	0	33	0
			$23,248,295	$(39,650,623)	$3,846,839	$3,473,903	$13,193	$242,453,434
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Australian Dollar Futures	134	6-13-2022	$ 9,873,946	$ 9,616,510	$ 0	$ (257,436)
E-Mini S&P 500 Consumer Staples Select Sector Index	173	6-17-2022	13,869,713	12,917,910	0	(951,803)
E-Mini S&P 500 Energy Select Sector Index	132	6-17-2022	10,272,537	11,968,440	1,695,903	0
10-Year U.S. Treasury Notes	342	9-21-2022	41,040,903	40,852,969	0	(187,934)
Short
British Pound Futures	(120)	6-13-2022	(9,828,004)	(9,453,750)	374,254	0
E-Mini Russell 2000 Index	(16)	6-17-2022	(1,420,782)	(1,489,520)	0	(68,738)
E-Mini S&P 500 Index	(86)	6-17-2022	(16,809,703)	(17,764,375)	0	(954,672)
Euro STOXX 50 Index	(175)	6-17-2022	(6,829,377)	(7,109,048)	0	(279,671)
MSCI EAFE Index	(24)	6-17-2022	(2,340,438)	(2,444,400)	0	(103,962)
MSCI Emerging Markets Index	(16)	6-17-2022	(812,180)	(850,640)	0	(38,460)
U.S. Ultra Treasury Bonds	(93)	9-21-2022	(14,687,356)	(14,484,750)	202,606	0
					$2,272,763	$(2,842,676)
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  49

Statements of assets and liabilities—May 31, 2022
	Spectrum Aggressive Growth Fund	Spectrum Conservative Growth Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 323,420,423	$ 171,652,961
Investments in unaffiliated Underlying Funds, at value (see cost below)	102,918,537	47,591,021
Investments in affiliated Underlying Funds, at value (see cost below)	77,824,143	89,286,272
Cash at broker segregated for futures contracts	6,504,847	2,313,808
Receivable for investments sold	1,098,913	394,011
Receivable for daily variation margin on open futures contracts	450,520	335,358
Receivable for Fund shares sold	103,640	17,135
Receivable for dividends	0	52,884
Prepaid expenses and other assets	100,334	69,846
Total assets	512,421,357	311,713,296
Liabilities
Overdraft due to custodian bank	1,099,379	394,096
Payable for Fund shares redeemed	360,585	220,946
Payable for daily variation margin on open futures contracts	355,130	360,288
Distribution fee payable	187,162	165,944
Management fee payable	105,422	56,777
Shareholder servicing fees payable	104,855	62,629
Administration fees payable	83,849	54,178
Trustees’ fees and expenses payable	3,789	1,877
Payable for investments purchased	0	56,625
Accrued expenses and other liabilities	23,373	27,868
Total liabilities	2,323,544	1,401,228
Total net assets	$510,097,813	$310,312,068
Net assets consist of
Paid-in capital	$ 456,565,719	$ 307,217,856
Total distributable earnings	53,532,094	3,094,212
Total net assets	$510,097,813	$310,312,068
Computation of net asset value and offering price per share
Net assets – Class A	$ 125,195,365	$ 34,171,444
Shares outstanding – Class A1	6,889,929	3,425,719
Net asset value per share – Class A	$18.17	$9.97
Maximum offering price per share – Class A2	$19.28	$10.58
Net assets – Class C	$ 302,402,358	$ 263,263,601
Shares outstanding – Class C1	16,801,520	25,725,427
Net asset value per share – Class C	$18.00	$10.23
Net assets – Administrator Class	$ 76,706,462	N/A
Shares outstanding – Administrator Class[1]	4,208,792	N/A
Net asset value per share – Administrator Class	$18.23	N/A
Net assets – Institutional Class	$ 5,793,628	$ 12,877,023
Shares outstanding – Institutional Class[1]	317,634	1,288,087
Net asset value per share – Institutional Class	$18.24	$10.00
Investments in affiliated Master Portfolios, at cost	$ 270,000,215	$ 171,162,177
Investments in unaffiliated Underlying Funds, at cost	$ 95,219,592	$ 41,887,655
Investments in affiliated Underlying Funds, at cost	$ 83,655,211	$ 95,051,549
[1]	Each Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

50  |  Multi-Asset Funds

Statements of assets and liabilities—May 31, 2022
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  51

Statements of assets and liabilities—May 31, 2022
	Spectrum Growth Fund	Spectrum Income Allocation Fund	Spectrum Moderate Growth Fund
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$ 133,584,290	$ 111,984,089	$ 242,453,434
Investments in unaffiliated Underlying Funds, at value (see cost below)	51,095,394	18,372,895	80,378,646
Investments in affiliated Underlying Funds, at value (see cost below)	58,130,244	43,656,354	130,510,954
Cash at broker segregated for futures contracts	2,652,862	1,026,887	4,293,735
Receivable for investments sold	297,374	93,969	792,992
Receivable for daily variation margin on open futures contracts	277,287	184,841	540,765
Receivable for Fund shares sold	38,641	2,040	21,575
Receivable for dividends	47,205	35,603	81,129
Prepaid expenses and other assets	56,265	51,702	37,845
Total assets	246,179,562	175,408,380	459,111,075
Liabilities
Overdraft due to custodian bank	297,628	93,840	793,209
Payable for Fund shares redeemed	91,869	46,061	321,025
Payable for daily variation margin on open futures contracts	283,275	206,416	570,575
Distribution fee payable	134,458	94,117	253,191
Management fee payable	38,595	27,002	96,129
Shareholder servicing fees payable	50,594	35,801	94,440
Administration fees payable	42,912	30,819	80,258
Trustees’ fees and expenses payable	1,576	1,895	1,899
Payable for investments purchased	50,520	38,117	86,849
Accrued expenses and other liabilities	27,200	30,347	41,247
Total liabilities	1,018,627	604,415	2,338,822
Total net assets	$245,160,935	$174,803,965	$456,772,253
Net assets consist of
Paid-in capital	$ 226,559,740	$ 184,688,543	$ 435,961,315
Total distributable earnings (loss)	18,601,195	(9,884,578)	20,810,938
Total net assets	$245,160,935	$174,803,965	$456,772,253
Computation of net asset value and offering price per share
Net assets – Class A	$ 26,716,978	$ 20,646,965	$ 46,649,812
Shares outstanding – Class A1	2,251,169	2,248,267	4,012,165
Net asset value per share – Class A	$11.87	$9.18	$11.63
Maximum offering price per share – Class A2	$12.59	$9.74	$12.34
Net assets – Class C	$ 215,968,778	$ 148,280,625	$ 402,753,317
Shares outstanding – Class C1	17,742,656	16,158,527	33,814,368
Net asset value per share – Class C	$12.17	$9.18	$11.91
Net assets – Institutional Class	$ 2,475,179	$ 5,876,375	$ 7,369,124
Shares outstanding – Institutional Class[1]	208,474	641,142	633,533
Net asset value per share – Institutional Class	$11.87	$9.17	$11.63
Investments in affiliated Master Portfolios, at cost	$ 119,774,730	$ 117,332,794	$ 226,770,462
Investments in unaffiliated Underlying Funds, at cost	$ 45,426,327	$ 16,160,820	$ 73,116,695
Investments in affiliated Underlying Funds, at cost	$ 62,105,008	$ 46,329,068	$ 139,431,005
[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

52  |  Multi-Asset Funds

Statements of operations—year ended May 31, 2022
	Spectrum Aggressive Growth Fund	Spectrum Conservative Growth Fund
Investment income
Dividends allocated from affiliated Master Portfolios*	$ 6,227,739	$ 1,452,004
Dividends from unaffiliated Underlying Funds	1,660,923	4,824,369
Dividends from affiliated Underlying Funds	104,375	2,687,161
Affiliated income allocated from affiliated Master Portfolios	14,556	11,395
Interest allocated from affiliated Master Portfolios	0	3,329,188
Expenses allocated from affiliated Master Portfolios	(869,327)	(582,870)
Waivers allocated from affiliated Master Portfolios	96,891	65,770
Total investment income	7,235,157	11,787,017
Expenses
Management fee	1,206,310	901,294
Administration fees
Class A	188,106	81,307
Class C	751,081	649,238
Administrator Class	34,997 [1]	N/A
Institutional Class	10,883	16,431
Shareholder servicing fees
Class A	223,936	96,794
Class C	893,821	772,130
Administrator Class	67,130 [1]	N/A
Distribution fee
Class C	2,664,943	2,312,402
Custody and accounting fees	45,501	65,775
Professional fees	47,267	56,338
Registration fees	51,425	63,231
Shareholder report expenses	52,264	40,546
Trustees’ fees and expenses	19,821	20,045
Other fees and expenses	77,985	7,892
Total expenses	6,335,470	5,083,423
Less: Fee waivers and/or expense reimbursements
Fund-level	(675)	(102,606)
Class A	(5,967)	(127)
Class C	(18,755)	(101)
Institutional Class	(659)	0
Net expenses	6,309,414	4,980,589
Net investment income	925,743	6,806,428
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	34,178,050	8,384,762
Affiliated Underlying Funds	(35,102)	(642,093)
Unaffiliated Underlying Funds	(250,358)	1,048,977
Futures contracts	(12,405,902)	(2,813,074)
Capital gain distributions from affiliated Underlying Funds	4,697,311	2,242,033
Net realized gains on investments	26,183,999	8,220,605
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	(54,921,573)	(22,561,362)
Affiliated Underlying Funds	(17,595,192)	(11,304,025)
Unaffiliated Underlying Funds	(6,540,218)	(2,781,582)
Futures contracts	1,084,792	584,629
Net change in unrealized gains (losses) on investments	(77,972,191)	(36,062,340)
Net realized and unrealized gains (losses) on investments	(51,788,192)	(27,841,735)
Net decrease in net assets resulting from operations	$(50,862,449)	$(21,035,307)
*Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$459,094	$92,013
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  53

Statements of operations—year ended May 31, 2022
[1]	For the period from February 4, 2022 (commencement of class operations) to May 31, 2022
The accompanying notes are an integral part of these financial statements.

54  |  Multi-Asset Funds

Statements of operations—year ended May 31, 2022
	Spectrum Growth Fund	Spectrum Income Allocation Fund	Spectrum Moderate Growth Fund
Investment income
Dividends allocated from affiliated Master Portfolios*	$ 2,231,438	$ 285,130	$ 3,473,903
Dividends from unaffiliated Underlying Funds	4,023,431	2,611,087	7,250,718
Dividends from affiliated Underlying Funds	1,574,431	1,370,866	3,288,247
Affiliated income allocated from affiliated Master Portfolios	6,117	9,456	13,193
Interest allocated from affiliated Master Portfolios	1,685,483	2,332,176	3,846,839
Expenses allocated from affiliated Master Portfolios	(453,758)	(366,214)	(857,491)
Waivers allocated from affiliated Master Portfolios	62,955	28,533	112,048
Total investment income	9,130,097	6,271,034	17,127,457
Expenses
Management fee	706,187	521,590	1,321,492
Administration fees
Class A	63,857	48,087	113,262
Class C	523,962	371,919	981,200
Institutional Class	3,330	11,223	9,652
Shareholder servicing fees
Class A	76,020	57,247	134,836
Class C	623,498	441,940	1,167,575
Distribution fee
Class C	1,861,820	1,323,314	3,495,535
Custody and accounting fees	55,223	39,492	49,132
Professional fees	58,398	44,733	39,774
Registration fees	67,697	55,469	36,697
Shareholder report expenses	42,417	39,536	32,484
Trustees’ fees and expenses	19,821	20,054	20,043
Other fees and expenses	11,051	8,090	5,173
Total expenses	4,113,281	2,982,694	7,406,855
Less: Fee waivers and/or expense reimbursements
Fund-level	(131,962)	(118,202)	(64)
Class A	(277)	(389)	(43)
Class C	(217)	(66)	(166)
Net expenses	3,980,825	2,864,037	7,406,582
Net investment income	5,149,272	3,406,997	9,720,875
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	15,358,556	(747,322)	23,248,295
Affiliated Underlying Funds	(672,959)	(442,896)	(1,156,363)
Unaffiliated Underlying Funds	835,011	555,523	1,409,005
Futures contracts	(3,180,984)	(870,966)	(4,833,814)
Capital gain distributions from affiliated Underlying Funds	2,219,113	957,920	3,691,719
Net realized gains (losses) on investments	14,558,737	(547,741)	22,358,842
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	(23,539,039)	(10,775,342)	(39,650,623)
Affiliated Underlying Funds	(9,317,158)	(5,027,332)	(17,624,628)
Unaffiliated Underlying Funds	(3,091,860)	(886,653)	(4,940,047)
Futures contracts	(318,808)	101,438	(541,775)
Net change in unrealized gains (losses) on investments	(36,266,865)	(16,587,889)	(62,757,073)
Net realized and unrealized gains (losses) on investments	(21,708,128)	(17,135,630)	(40,398,231)
Net decrease in net assets resulting from operations	$(16,558,856)	$(13,728,633)	$(30,677,356)
*Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$152,102	$15,596	$232,759
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  55

Statements of changes in net assets
	Spectrum Aggressive Growth Fund
	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income (loss)		$ 925,743		$ (34,813)
Net realized gains on investments		26,183,999		51,993,793
Net change in unrealized gains (losses) on investments		(77,972,191)		80,430,813
Net increase (decrease) in net assets resulting from operations		(50,862,449)		132,389,793
Distributions to shareholders from
Net investment income and net realized gains
Class A		(10,049,605)		(6,623,108)
Class C		(46,652,606)		(39,111,345)
Institutional Class		(874,349)		(694,018)
Total distributions to shareholders		(57,576,560)		(46,428,471)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	816,312	18,171,153	623,597	13,041,652
Class C	343,193	7,214,990	389,900	8,091,779
Administrator Class	45,122 [1]	865,939 [1]	N/A	N/A
Institutional Class	634,500	14,278,622	391,169	8,403,353
		40,530,704		29,536,784
Reinvestment of distributions
Class A	480,525	10,028,952	328,529	6,609,807
Class C	2,264,481	46,540,235	1,965,541	39,056,091
Institutional Class	41,686	874,349	34,207	690,909
		57,443,536		46,356,807
Payment for shares redeemed
Class A	(680,485)	(14,517,658)	(455,030)	(9,574,877)
Class C	(2,606,924)	(55,520,562)	(3,163,474)	(65,689,559)
Administrator Class	(563,869) [1]	(10,089,956) [1]	N/A	N/A
Institutional Class	(706,658)	(16,276,740)	(199,811)	(4,221,401)
		(96,404,916)		(79,485,837)
Net asset value of shares issued in acquisition
Class A	3,370,579	67,600,166	0	0
Class C	57,632	1,147,568	0	0
Administrator Class	4,727,539 [1]	95,077,457 [1]	N/A	N/A
		163,825,191		0
Net increase (decrease) in net assets resulting from capital share transactions		165,394,515		(3,592,246)
Total increase in net assets		56,955,506		82,369,076
Net assets
Beginning of period		453,142,307		370,773,231
End of period		$510,097,813		$453,142,307
[1]	For the period from February 4, 2022 (commencement of class operations) to May 31, 2022
The accompanying notes are an integral part of these financial statements.

56  |  Multi-Asset Funds

Statements of changes in net assets
	Spectrum Conservative Growth Fund
	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 6,806,428		$ 1,499,722
Net realized gains on investments		8,220,605		28,587,125
Net change in unrealized gains (losses) on investments		(36,062,340)		24,394,390
Net increase (decrease) in net assets resulting from operations		(21,035,307)		54,481,237
Distributions to shareholders from
Net investment income and net realized gains
Class A		(4,026,983)		(2,874,479)
Class C		(28,133,207)		(23,065,495)
Institutional Class		(1,743,701)		(232,146)
Total distributions to shareholders		(33,903,891)		(26,172,120)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	405,172	4,537,206	899,699	10,314,561
Class C	390,078	4,442,312	651,887	7,621,225
Institutional Class	1,635,750	19,304,397	392,489	4,509,854
		28,283,915		22,445,640
Reinvestment of distributions
Class A	362,796	4,006,426	256,759	2,862,770
Class C	2,485,248	28,094,921	2,023,499	23,054,380
Institutional Class	158,208	1,742,918	20,581	230,089
		33,844,265		26,147,239
Payment for shares redeemed
Class A	(782,754)	(8,635,241)	(642,548)	(7,354,896)
Class C	(5,251,986)	(60,023,029)	(5,048,642)	(59,028,155)
Institutional Class	(770,543)	(8,351,769)	(393,186)	(4,510,389)
		(77,010,039)		(70,893,440)
Net decrease in net assets resulting from capital share transactions		(14,881,859)		(22,300,561)
Total increase (decrease) in net assets		(69,821,057)		6,008,556
Net assets
Beginning of period		380,133,125		374,124,569
End of period		$310,312,068		$380,133,125
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  57

Statements of changes in net assets
	Spectrum Growth Fund
	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 5,149,272		$ 663,009
Net realized gains on investments		14,558,737		29,516,881
Net change in unrealized gains (losses) on investments		(36,266,865)		38,470,371
Net increase (decrease) in net assets resulting from operations		(16,558,856)		68,650,261
Distributions to shareholders from
Net investment income and net realized gains
Class A		(4,137,271)		(3,243,409)
Class C		(30,888,748)		(26,381,409)
Institutional Class		(338,432)		(222,924)
Total distributions to shareholders		(35,364,451)		(29,847,742)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	246,428	3,515,326	272,532	3,728,807
Class C	465,805	6,529,020	596,433	8,374,465
Institutional Class	204,168	2,791,934	384,979	5,297,306
		12,836,280		17,400,578
Reinvestment of distributions
Class A	307,722	4,128,480	244,354	3,224,483
Class C	2,251,455	30,852,298	1,960,878	26,340,207
Institutional Class	25,184	338,432	16,651	220,017
		35,319,210		29,784,707
Payment for shares redeemed
Class A	(467,843)	(6,436,687)	(327,346)	(4,519,304)
Class C	(2,997,181)	(42,147,744)	(3,206,938)	(45,083,560)
Institutional Class	(199,958)	(2,769,747)	(302,532)	(4,187,189)
		(51,354,178)		(53,790,053)
Net decrease in net assets resulting from capital share transactions		(3,198,688)		(6,604,768)
Total increase (decrease) in net assets		(55,121,995)		32,197,751
Net assets
Beginning of period		300,282,930		268,085,179
End of period		$245,160,935		$300,282,930
The accompanying notes are an integral part of these financial statements.

58  |  Multi-Asset Funds

Statements of changes in net assets
	Spectrum Income Allocation Fund
	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 3,406,997		$ 884,589
Net realized gains (losses) on investments		(547,741)		12,427,633
Net change in unrealized gains (losses) on investments		(16,587,889)		3,329,187
Net increase (decrease) in net assets resulting from operations		(13,728,633)		16,641,409
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,594,768)		(1,654,082)
Class C		(10,477,880)		(12,372,666)
Institutional Class		(790,454)		(45,632)
Total distributions to shareholders		(12,863,102)		(14,072,380)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	287,235	2,920,363	655,046	6,974,259
Class C	367,054	3,613,412	388,820	4,117,662
Institutional Class	1,272,557	13,383,942	158,340	1,658,872
		19,917,717		12,750,793
Reinvestment of distributions
Class A	157,714	1,593,948	158,621	1,651,355
Class C	1,036,351	10,471,257	1,194,142	12,367,736
Institutional Class	78,749	789,993	4,206	43,767
		12,855,198		14,062,858
Payment for shares redeemed
Class A	(498,067)	(5,053,056)	(555,818)	(5,851,268)
Class C	(3,981,333)	(39,973,681)	(3,353,220)	(35,330,536)
Institutional Class	(818,687)	(7,694,286)	(122,318)	(1,287,654)
		(52,721,023)		(42,469,458)
Net decrease in net assets resulting from capital share transactions		(19,948,108)		(15,655,807)
Total decrease in net assets		(46,539,843)		(13,086,778)
Net assets
Beginning of period		221,343,808		234,430,586
End of period		$174,803,965		$221,343,808
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  59

Statements of changes in net assets
	Spectrum Moderate Growth Fund
	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 9,720,875		$ 1,570,209
Net realized gains on investments		22,358,842		55,240,630
Net change in unrealized gains (losses) on investments		(62,757,073)		51,414,974
Net increase (decrease) in net assets resulting from operations		(30,677,356)		108,225,813
Distributions to shareholders from
Net investment income and net realized gains
Class A		(6,498,756)		(5,511,031)
Class C		(50,916,068)		(46,615,891)
Institutional Class		(1,255,455)		(150,799)
Total distributions to shareholders		(58,670,279)		(52,277,721)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	437,749	5,871,568	727,816	9,730,692
Class C	525,068	7,193,590	854,810	11,731,065
Institutional Class	861,717	11,938,967	526,569	7,041,595
		25,004,125		28,503,352
Reinvestment of distributions
Class A	496,494	6,478,082	424,298	5,499,365
Class C	3,817,523	50,833,512	3,533,044	46,579,077
Institutional Class	96,014	1,255,455	11,400	148,048
		58,567,049		52,226,490
Payment for shares redeemed
Class A	(945,140)	(12,411,416)	(780,095)	(10,438,615)
Class C	(5,676,098)	(76,893,468)	(6,366,969)	(87,080,597)
Institutional Class	(571,340)	(7,428,017)	(444,706)	(5,953,456)
		(96,732,901)		(103,472,668)
Net decrease in net assets resulting from capital share transactions		(13,161,727)		(22,742,826)
Total increase (decrease) in net assets		(102,509,362)		33,205,266
Net assets
Beginning of period		559,281,615		526,076,349
End of period		$ 456,772,253		$ 559,281,615
The accompanying notes are an integral part of these financial statements.

60  |  Multi-Asset Funds

Financial highlights
Spectrum Aggressive Growth Fund
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.82	$18.59	$16.52	$20.55	$21.41
Net investment income	0.25	0.14	0.19	0.17 [1]	0.10
Net realized and unrealized gains (losses) on investments	(1.74)	6.65	2.11	(0.81)	2.59
Total from investment operations	(1.49)	6.79	2.30	(0.64)	2.69
Distributions to shareholders from
Net investment income	(0.18)	(0.22)	(0.19)	(0.26)	0.00
Net realized gains	(2.98)	(2.34)	(0.04)	(3.13)	(3.55)
Total distributions to shareholders	(3.16)	(2.56)	(0.23)	(3.39)	(3.55)
Net asset value, end of period	$18.17	$22.82	$18.59	$16.52	$20.55
Total return[2]	(8.22)%	38.53%	13.91%	(2.35)%	12.61%
Ratios to average net assets (annualized)
Gross expenses*	0.76%	0.77%	0.77%	0.76%	0.75%
Net expenses*	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.76%	0.63%	1.08%	0.97%	0.75%
Supplemental data
Portfolio turnover rate[3]	62%	82%	71%	78%	63%
Net assets, end of period (000s omitted)	$125,195	$66,239	$44,714	$42,588	$3,993

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.16%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.18%
Year ended May 31, 2019	0.18%
Year ended May 31, 2018	0.12%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  61

Financial highlights
Spectrum Aggressive Growth Fund
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.63	$18.45	$16.39	$20.33	$21.36
Net investment income (loss)	(0.01)	(0.03)	0.07	0.06	(0.02) [1]
Net realized and unrealized gains (losses) on investments	(1.63)	6.62	2.07	(0.82)	2.54
Total from investment operations	(1.64)	6.59	2.14	(0.76)	2.52
Distributions to shareholders from
Net investment income	(0.01)	(0.07)	(0.04)	(0.05)	0.00
Net realized gains	(2.98)	(2.34)	(0.04)	(3.13)	(3.55)
Total distributions to shareholders	(2.99)	(2.41)	(0.08)	(3.18)	(3.55)
Net asset value, end of period	$18.00	$22.63	$18.45	$16.39	$20.33
Total return[2]	(8.87)%	37.57%	13.06%	(3.16)%	11.80%
Ratios to average net assets (annualized)
Gross expenses*	1.50%	1.52%	1.52%	1.51%	1.50%
Net expenses*	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.03)%	(0.12)%	0.33%	0.32%	(0.10)%
Supplemental data
Portfolio turnover rate[3]	62%	82%	71%	78%	63%
Net assets, end of period (000s omitted)	$302,402	$378,941	$323,778	$355,837	$491,304

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.16%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.18%
Year ended May 31, 2019	0.18%
Year ended May 31, 2018	0.12%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

62  |  Multi-Asset Funds

Financial highlights
Spectrum Aggressive Growth Fund
(For a share outstanding throughout each period)
Year ended May 31
Administrator Class	2022 [1]
Net asset value, beginning of period	$20.11
Net investment income	0.06
Net realized and unrealized gains (losses) on investments	(1.94)
Total from investment operations	(1.88)
Distributions to shareholders from
Net investment income	0.00
Net realized gains	0.00
Total distributions to shareholders	0.00
Net asset value, end of period	$18.23
Total return[2]	(9.35)%
Ratios to average net assets (annualized)
Gross expenses*	0.67%
Net expenses*	0.67%
Net investment income	0.98%
Supplemental data
Portfolio turnover rate[3]	62%
Net assets, end of period (000s omitted)	$76,706

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by 0.15%.

[1]	For the period from February 4, 2022 (commencement of class operations) to May 31, 2022
[2]	Returns for periods of less than one year are not annualized.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  63

Financial highlights
Spectrum Aggressive Growth Fund
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$22.87	$18.62	$16.55	$21.08
Net investment income	0.27	0.22	0.29	0.14
Net realized and unrealized gains (losses) on investments	(1.69)	6.65	2.07	(1.26)
Total from investment operations	(1.42)	6.87	2.36	(1.12)
Distributions to shareholders from
Net investment income	(0.23)	(0.28)	(0.25)	(0.28)
Net realized gains	(2.98)	(2.34)	(0.04)	(3.13)
Total distributions to shareholders	(3.21)	(2.62)	(0.29)	(3.41)
Net asset value, end of period	$18.24	$22.87	$18.62	$16.55
Total return[2]	(7.89)%	38.96%	14.26%	(4.54)%
Ratios to average net assets (annualized)
Gross expenses*	0.43%	0.43%	0.44%	0.43%
Net expenses*	0.42%	0.42%	0.42%	0.42%
Net investment income	1.00%	0.96%	1.40%	1.40%
Supplemental data
Portfolio turnover rate[3]	62%	82%	71%	78%
Net assets, end of period (000s omitted)	$5,794	$7,962	$2,281	$1,172

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.16%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.18%
Year ended May 31, 2019	0.18%

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[2]	Returns for periods of less than one year are not annualized.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

64  |  Multi-Asset Funds

Financial highlights
Spectrum Conservative Growth Fund
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.73	$10.92	$10.30	$10.90	$11.83
Net investment income	0.28	0.14	0.15	0.19 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	(0.85)	1.56	0.76	0.03	0.40
Total from investment operations	(0.57)	1.70	0.91	0.22	0.58
Distributions to shareholders from
Net investment income	(0.29)	(0.11)	(0.21)	(0.18)	(0.50)
Net realized gains	(0.90)	(0.78)	(0.08)	(0.64)	(1.01)
Total distributions to shareholders	(1.19)	(0.89)	(0.29)	(0.82)	(1.51)
Net asset value, end of period	$9.97	$11.73	$10.92	$10.30	$10.90
Total return[2]	(5.69)%	16.04%	8.95%	2.40%	4.87%
Ratios to average net assets (annualized)
Gross expenses*	0.78%	0.77%	0.77%	0.76%	0.75%
Net expenses*	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.52%	1.07%	1.47%	1.81%	1.58%
Supplemental data
Portfolio turnover rate[3]	137%	152%	162%	155%	161%
Net assets, end of period (000s omitted)	$34,171	$40,354	$31,965	$34,104	$2,712

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019	0.16%
Year ended May 31, 2018	0.13%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  65

Financial highlights
Spectrum Conservative Growth Fund
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.98	$11.14	$10.50	$11.10	$11.83
Net investment income	0.21	0.04	0.09	0.12 [1]	0.09
Net realized and unrealized gains (losses) on investments	(0.88)	1.61	0.77	0.02	0.41
Total from investment operations	(0.67)	1.65	0.86	0.14	0.50
Distributions to shareholders from
Net investment income	(0.18)	(0.03)	(0.14)	(0.10)	(0.22)
Net realized gains	(0.90)	(0.78)	(0.08)	(0.64)	(1.01)
Total distributions to shareholders	(1.08)	(0.81)	(0.22)	(0.74)	(1.23)
Net asset value, end of period	$10.23	$11.98	$11.14	$10.50	$11.10
Total return[2]	(6.38)%	15.17%	8.24%	1.58%	4.11%
Ratios to average net assets (annualized)
Gross expenses*	1.53%	1.52%	1.52%	1.51%	1.50%
Net expenses*	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.80%	0.31%	0.73%	1.13%	0.81%
Supplemental data
Portfolio turnover rate[3]	137%	152%	162%	155%	161%
Net assets, end of period (000s omitted)	$263,264	$336,665	$339,482	$393,207	$559,104

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019	0.17%
Year ended May 31, 2018	0.13%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

66  |  Multi-Asset Funds

Financial highlights
Spectrum Conservative Growth Fund
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$11.77	$10.94	$10.32	$11.06
Net investment income	0.34	0.17	0.20	0.14
Net realized and unrealized gains (losses) on investments	(0.87)	1.57	0.74	(0.04)
Total from investment operations	(0.53)	1.74	0.94	0.10
Distributions to shareholders from
Net investment income	(0.34)	(0.13)	(0.24)	(0.20)
Net realized gains	(0.90)	(0.78)	(0.08)	(0.64)
Total distributions to shareholders	(1.24)	(0.91)	(0.32)	(0.84)
Net asset value, end of period	$10.00	$11.77	$10.94	$10.32
Total return[2]	(5.36)%	16.44%	9.26%	1.28%
Ratios to average net assets (annualized)
Gross expenses*	0.45%	0.44%	0.44%	0.43%
Net expenses*	0.42%	0.42%	0.42%	0.42%
Net investment income	2.24%	1.39%	1.80%	1.37%
Supplemental data
Portfolio turnover rate[3]	137%	152%	162%	155%
Net assets, end of period (000s omitted)	$12,877	$3,114	$2,678	$1,817

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019[1]	0.16%

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[2]	Returns for periods of less than one year are not annualized.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  67

Financial highlights
Spectrum Growth Fund
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.46	$12.70	$11.57	$13.88	$14.60
Net investment income	0.34 [1]	0.13	0.15	0.14 [1]	0.12
Net realized and unrealized gains (losses) on investments	(1.00)	3.24	1.17	(0.30)	1.39
Total from investment operations	(0.66)	3.37	1.32	(0.16)	1.51
Distributions to shareholders from
Net investment income	(0.33)	(0.13)	(0.18)	(0.23)	(0.30)
Net realized gains	(1.60)	(1.48)	(0.01)	(1.92)	(1.93)
Total distributions to shareholders	(1.93)	(1.61)	(0.19)	(2.15)	(2.23)
Net asset value, end of period	$11.87	$14.46	$12.70	$11.57	$13.88
Total return[2]	(5.83)%	27.87%	11.34%	(0.38)%	10.33%
Ratios to average net assets (annualized)
Gross expenses*	0.80%	0.79%	0.79%	0.78%	0.78%
Net expenses*	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.46%	0.90%	1.14%	1.20%	1.07%
Supplemental data
Portfolio turnover rate[3]	61%	100%	98%	97%	93%
Net assets, end of period (000s omitted)	$26,717	$31,295	$25,089	$23,420	$2,009

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.14%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019	0.17%
Year ended May 31, 2018	0.12%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

68  |  Multi-Asset Funds

Financial highlights
Spectrum Growth Fund
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.78	$12.96	$11.78	$14.02	$14.58
Net investment income	0.24	0.02	0.06	0.08	0.04
Net realized and unrealized gains (losses) on investments	(1.03)	3.30	1.20	(0.33)	1.34
Total from investment operations	(0.79)	3.32	1.26	(0.25)	1.38
Distributions to shareholders from
Net investment income	(0.22)	(0.02)	(0.07)	(0.07)	(0.01)
Net realized gains	(1.60)	(1.48)	(0.01)	(1.92)	(1.93)
Total distributions to shareholders	(1.82)	(1.50)	(0.08)	(1.99)	(1.94)
Net asset value, end of period	$12.17	$14.78	$12.96	$11.78	$14.02
Total return[1]	(6.53)%	26.86%	10.67%	(1.12)%	9.45%
Ratios to average net assets (annualized)
Gross expenses*	1.55%	1.54%	1.53%	1.52%	1.51%
Net expenses*	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.73%	0.15%	0.40%	0.56%	0.26%
Supplemental data
Portfolio turnover rate[2]	61%	100%	98%	97%	93%
Net assets, end of period (000s omitted)	$215,969	$266,399	$241,980	$261,722	$354,185

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019	0.17%
Year ended May 31, 2018	0.12%

[1]	Total return calculations do not include any sales charges.
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  69

Financial highlights
Spectrum Growth Fund
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$14.46	$12.70	$11.57	$14.20
Net investment income	0.42	0.22	0.16	0.18
Net realized and unrealized gains (losses) on investments	(1.03)	3.19	1.20	(0.65)
Total from investment operations	(0.61)	3.41	1.36	(0.47)
Distributions to shareholders from
Net investment income	(0.38)	(0.17)	(0.22)	(0.24)
Net realized gains	(1.60)	(1.48)	(0.01)	(1.92)
Total distributions to shareholders	(1.98)	(1.65)	(0.23)	(2.16)
Net asset value, end of period	$11.87	$14.46	$12.70	$11.57
Total return[2]	(5.55)%	28.25%	11.71%	(2.47)%
Ratios to average net assets (annualized)
Gross expenses*	0.47%	0.46%	0.46%	0.45%
Net expenses*	0.42%	0.42%	0.42%	0.42%
Net investment income	2.85%	1.24%	1.44%	1.84%
Supplemental data
Portfolio turnover rate[3]	61%	100%	98%	97%
Net assets, end of period (000s omitted)	$2,475	$2,589	$1,016	$699

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.14%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019[1]	0.17%

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[2]	Returns for periods of less than one year are not annualized.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

70  |  Multi-Asset Funds

Financial highlights
Spectrum Income Allocation Fund
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.50	$10.40	$9.82	$10.05	$10.52
Net investment income	0.23	0.11	0.16	0.18	0.20
Net realized and unrealized gains (losses) on investments	(0.83)	0.71	0.59	0.18	0.02
Total from investment operations	(0.60)	0.82	0.75	0.36	0.22
Distributions to shareholders from
Net investment income	(0.25)	(0.14)	(0.17)	(0.19)	(0.19)
Net realized gains	(0.47)	(0.58)	0.00	(0.40)	(0.50)
Total distributions to shareholders	(0.72)	(0.72)	(0.17)	(0.59)	(0.69)
Net asset value, end of period	$9.18	$10.50	$10.40	$9.82	$10.05
Total return[1]	(6.28)%	8.07%	7.72%	3.84%	2.05%
Ratios to average net assets (annualized)
Gross expenses*	0.81%	0.80%	0.80%	0.79%	0.77%
Net expenses*	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.26%	1.04%	1.61%	2.15%	1.81%
Supplemental data
Portfolio turnover rate[2]	225%	206%	197%	183%	192%
Net assets, end of period (000s omitted)	$20,647	$24,170	$21,256	$16,242	$4,532

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.16%
Year ended May 31, 2021	0.16%
Year ended May 31, 2020	0.15%
Year ended May 31, 2019	0.16%
Year ended May 31, 2018	0.13%

[1]	Total return calculations do not include any sales charges.
[2]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  71

Financial highlights
Spectrum Income Allocation Fund
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.46	$10.36	$9.81	$10.06	$10.51
Net investment income	0.15	0.03	0.09	0.14 [1]	0.11
Net realized and unrealized gains (losses) on investments	(0.82)	0.71	0.58	0.13	0.04
Total from investment operations	(0.67)	0.74	0.67	0.27	0.15
Distributions to shareholders from
Net investment income	(0.14)	(0.06)	(0.12)	(0.12)	(0.10)
Net realized gains	(0.47)	(0.58)	0.00	(0.40)	(0.50)
Total distributions to shareholders	(0.61)	(0.64)	(0.12)	(0.52)	(0.60)
Net asset value, end of period	$9.18	$10.46	$10.36	$9.81	$10.06
Total return[2]	(6.91)%	7.25%	6.90%	2.89%	1.37%
Ratios to average net assets (annualized)
Gross expenses*	1.56%	1.55%	1.55%	1.54%	1.52%
Net expenses*	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.53%	0.30%	0.89%	1.41%	1.05%
Supplemental data
Portfolio turnover rate[3]	225%	206%	197%	183%	192%
Net assets, end of period (000s omitted)	$148,281	$196,035	$212,465	$237,153	$319,498

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.16%
Year ended May 31, 2021	0.16%
Year ended May 31, 2020	0.15%
Year ended May 31, 2019	0.16%
Year ended May 31, 2018	0.13%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

72  |  Multi-Asset Funds

Financial highlights
Spectrum Income Allocation Fund
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$10.50	$10.39	$9.80	$10.15
Net investment income	0.20 [2]	0.19	0.21	0.15
Net realized and unrealized gains (losses) on investments	(0.77)	0.68	0.57	0.12
Total from investment operations	(0.57)	0.87	0.78	0.27
Distributions to shareholders from
Net investment income	(0.29)	(0.18)	(0.19)	(0.22)
Net realized gains	(0.47)	(0.58)	0.00	(0.40)
Total distributions to shareholders	(0.76)	(0.76)	(0.19)	(0.62)
Net asset value, end of period	$9.17	$10.50	$10.39	$9.80
Total return[3]	(5.93)%	8.51%	8.07%	2.95%
Ratios to average net assets (annualized)
Gross expenses*	0.48%	0.47%	0.47%	0.46%
Net expenses*	0.42%	0.42%	0.42%	0.42%
Net investment income	1.98%	1.33%	1.96%	1.61%
Supplemental data
Portfolio turnover rate[4]	225%	206%	197%	183%
Net assets, end of period (000s omitted)	$5,876	$1,139	$710	$434

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.16%
Year ended May 31, 2021	0.16%
Year ended May 31, 2020	0.15%
Year ended May 31, 2019[1]	0.16%

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  73

Financial highlights
Spectrum Moderate Growth Fund
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.92	$12.64	$11.64	$13.27	$14.24
Net investment income	0.32	0.14	0.15	0.18 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	(0.95)	2.59	1.07	(0.14)	0.89
Total from investment operations	(0.63)	2.73	1.22	0.04	1.08
Distributions to shareholders from
Net investment income	(0.32)	(0.15)	(0.21)	(0.23)	(0.42)
Net realized gains	(1.34)	(1.30)	(0.01)	(1.44)	(1.63)
Total distributions to shareholders	(1.66)	(1.45)	(0.22)	(1.67)	(2.05)
Net asset value, end of period	$11.63	$13.92	$12.64	$11.64	$13.27
Total return[2]	(5.66)%	22.56%	10.49%	1.02%	7.51%
Ratios to average net assets (annualized)
Gross expenses*	0.74%	0.75%	0.76%	0.76%	0.75%
Net expenses*	0.74%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.49%	0.96%	1.31%	1.51%	1.33%
Supplemental data
Portfolio turnover rate[3]	89%	120%	131%	126%	129%
Net assets, end of period (000s omitted)	$46,650	$56,004	$46,133	$46,380	$3,031

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019	0.17%
Year ended May 31, 2018	0.12%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

74  |  Multi-Asset Funds

Financial highlights
Spectrum Moderate Growth Fund
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.22	$12.87	$11.85	$13.40	$14.21
Net investment income	0.24 [1]	0.03	0.08	0.11	0.09
Net realized and unrealized gains (losses) on investments	(1.00)	2.66	1.06	(0.14)	0.87
Total from investment operations	(0.76)	2.69	1.14	(0.03)	0.96
Distributions to shareholders from
Net investment income	(0.21)	(0.04)	(0.11)	(0.08)	(0.14)
Net realized gains	(1.34)	(1.30)	(0.01)	(1.44)	(1.63)
Total distributions to shareholders	(1.55)	(1.34)	(0.12)	(1.52)	(1.77)
Net asset value, end of period	$11.91	$14.22	$12.87	$11.85	$13.40
Total return[2]	(6.39)%	21.79%	9.58%	0.31%	6.65%
Ratios to average net assets (annualized)
Gross expenses*	1.49%	1.50%	1.51%	1.50%	1.50%
Net expenses*	1.49%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.76%	0.21%	0.57%	0.84%	0.56%
Supplemental data
Portfolio turnover rate[3]	89%	120%	131%	126%	129%
Net assets, end of period (000s omitted)	$402,753	$499,835	$477,998	$539,352	$732,031

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019	0.17%
Year ended May 31, 2018	0.12%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

Multi-Asset Funds  |  75

Financial highlights
Spectrum Moderate Growth Fund
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$13.93	$12.64	$11.65	$13.52
Net investment income	0.31 [2]	0.23	0.25	0.15
Net realized and unrealized gains (losses) on investments	(0.90)	2.55	1.01	(0.33)
Total from investment operations	(0.59)	2.78	1.26	(0.18)
Distributions to shareholders from
Net investment income	(0.37)	(0.19)	(0.26)	(0.25)
Net realized gains	(1.34)	(1.30)	(0.01)	(1.44)
Total distributions to shareholders	(1.71)	(1.49)	(0.27)	(1.69)
Net asset value, end of period	$11.63	$13.93	$12.64	$11.65
Total return[3]	(5.40)%	22.99%	10.78%	(0.62)%
Ratios to average net assets (annualized)
Gross expenses*	0.41%	0.42%	0.43%	0.43%
Net expenses*	0.41%	0.42%	0.42%	0.42%
Net investment income	2.38%	1.32%	1.63%	1.38%
Supplemental data
Portfolio turnover rate[4]	89%	120%	131%	126%
Net assets, end of period (000s omitted)	$7,369	$3,443	$1,945	$1,067

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2022	0.14%
Year ended May 31, 2021	0.15%
Year ended May 31, 2020	0.16%
Year ended May 31, 2019[1]	0.16%

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the Underlying Funds and included in the portfolio turnover calculation.
The accompanying notes are an integral part of these financial statements.

76  |  Multi-Asset Funds

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Allspring Spectrum Aggressive Growth Fund ("Spectrum Aggressive Growth Fund"), Allspring Spectrum Conservative Growth Fund ("Spectrum Conservative Growth Fund"), Allspring Spectrum Growth Fund ("Spectrum Growth Fund"), Allspring Spectrum Income Allocation Fund ("Spectrum Income Allocation Fund"), Allspring Spectrum Moderate Growth Fund ("Spectrum Moderate Growth Fund") (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund is a fund-of-funds that may invest in various affiliated and unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”) to pursue its investment objective. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated mutual funds may also include investments in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Allspring Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and each Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of each affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements for the Underlying Funds are presented in separate financial statements and may be obtained by contacting Investor Services for the affiliated mutual funds or by contacting the servicing agent of the unaffiliated mutual funds and exchange-traded funds. The financial statements of the affiliated Master Portfolios are available by visiting the SEC website at sec.gov and are filed with the SEC under Allspring Master Trust. The financial statements for all other affiliated Underlying Funds are also publicly available on the SEC website at sec.gov.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Funds changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted a new investment management agreement and subadvisory agreement which became effective on November 1, 2021 or on the date of Special Meeting of Shareholders if approval was received after November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments in underlying mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the

Multi-Asset Funds  |  77

Notes to financial statements
determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Futures contracts
Futures contracts are agreements between each Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. Each Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates and is subject to interest rate risk, equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statements of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statements of Operations.
Investment transactions, income and expenses
Investments in affiliated Master Portfolios and securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Each Fund records on a daily basis its proportionate share of each affiliated Master Portfolio’s income, expenses and realized and unrealized gains and losses. Each Fund also accrues its own expenses. Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date for each Funds as follows:
	Net investment income	Net realized gains
Spectrum Aggressive Growth Fund	Annually	Annually
Spectrum Conservative Growth Fund	Quarterly	Annually
Spectrum Growth Fund	Annually	Annually
Spectrum Income Allocation Fund	Monthly	Annually
Spectrum Moderate Growth Fund	Annually	Annually
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

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Notes to financial statements
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:
	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains/ (losses)
Spectrum Aggressive Growth Fund	$457,866,369	$70,461,264	$(24,027,073)	$46,434,191
Spectrum Conservative Growth Fund	313,187,099	7,717,686	(12,678,999)	(4,961,313)
Spectrum Growth Fund	229,735,381	22,031,921	(9,305,937)	12,725,984
Spectrum Income Allocation Fund	182,465,312	2,212,075	(10,750,213)	(8,538,138)
Spectrum Moderate Growth Fund	440,234,668	27,770,563	(15,232,110)	12,538,453
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:
	Paid-in capital	Total distributable earnings (loss)
Spectrum Aggressive Growth Fund	$3,058,916	$(3,058,916)
Spectrum Conservative Growth Fund	543,387	(543,387)
Spectrum Growth Fund	789,579	(789,579)
Spectrum Income Allocation Fund	157,209	(157,209)
Spectrum Moderate Growth Fund	1,363,039	(1,363,039)
As of May 31, 2022, the following Funds had post-October losses deferred which will be recognized on the first day of the following fiscal year:
	No expiration
	Short-term	Long-term
Spectrum Aggressive Growth Fund	$7,468,705	$0
Spectrum Conservative Growth Fund	2,181,619	0
Spectrum Growth Fund	2,936,592	0
Spectrum Income Allocation Fund	3,049,378	0
Spectrum Moderate Growth Fund	5,519,715	0
As of May 31, 2022, the Spectrum Aggressive Growth Fund had a qualified late-year ordinary loss of $1,436,545 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

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Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of May 31, 2022:
Spectrum Aggressive Growth Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$ 178,342,675	$0	$0	$ 178,342,675
Short-term investments
Investment companies	2,400,005	0	0	2,400,005
Investments measured at net asset value*				323,420,423
	180,742,680	0	0	504,163,103
Futures contracts	2,834,535	0	0	2,834,535
Total assets	$183,577,215	$0	$0	$506,997,638
Liabilities
Futures contracts	$ 2,697,078	$0	$0	$ 2,697,078
Total liabilities	$ 2,697,078	$0	$0	$ 2,697,078

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $323,420,423. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

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Notes to financial statements
Spectrum Conservative Growth Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$ 135,596,591	$0	$0	$ 135,596,591
Short-term investments
Investment companies	1,280,702	0	0	1,280,702
Investments measured at net asset value*				171,652,961
	136,877,293	0	0	308,530,254
Futures contracts	1,547,138	0	0	1,547,138
Total assets	$138,424,431	$0	$0	$310,077,392
Liabilities
Futures contracts	$ 1,851,606	$0	$0	$ 1,851,606
Total liabilities	$ 1,851,606	$0	$0	$ 1,851,606

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $171,652,961. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Spectrum Growth Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$ 108,258,686	$0	$0	$ 108,258,686
Short-term investments
Investment companies	966,952	0	0	966,952
Investments measured at net asset value*				133,584,290
	109,225,638	0	0	242,809,928
Futures contracts	1,217,982	0	0	1,217,982
Total assets	$110,443,620	$0	$0	$244,027,910
Liabilities
Futures contracts	$ 1,566,545	$0	$0	$ 1,566,545
Total liabilities	$ 1,566,545	$0	$0	$ 1,566,545

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $133,584,290. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

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Notes to financial statements
Spectrum Income Allocation Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$ 60,929,247	$0	$0	$ 60,929,247
Short-term investments
Investment companies	1,100,002	0	0	1,100,002
Investments measured at net asset value*				111,984,089
	62,029,249	0	0	174,013,338
Futures contracts	896,303	0	0	896,303
Total assets	$62,925,552	$0	$0	$174,909,641
Liabilities
Futures contracts	$ 982,467	$0	$0	$ 982,467
Total liabilities	$ 982,467	$0	$0	$ 982,467

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $111,984,089. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Spectrum Moderate Growth Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$ 208,237,465	$0	$0	$ 208,237,465
Short-term investments
Investment companies	2,652,135	0	0	2,652,135
Investments measured at net asset value*				242,453,434
	210,889,600	0	0	453,343,034
Futures contracts	2,272,763	0	0	2,272,763
Total assets	$213,162,363	$0	$0	$455,615,797
Liabilities
Futures contracts	$ 2,842,676	$0	$0	$ 2,842,676
Total liabilities	$ 2,842,676	$0	$0	$ 2,842,676

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $242,453,434. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following each Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
For the year ended May 31, 2022, the Funds did not have any transfers into/out of Level 3.

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Notes to financial statements
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg U.S. Aggregate ex-Corporate Index, before fee and expenses
Allspring Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Allspring Disciplined Large Cap Portfolio	Seeks long-term capital appreciation
Allspring Emerging Growth Portoflio	Seeks long-term capital appreciation
Allspring Factor Enhanced Emerging Markets Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced International Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	Seeks long-term capital appreciation
Allspring High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Bloomberg U.S. High Yield 2% Issuer Capped Bond Index, before fees and expenses
Allspring Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Allspring Small Company Value Portfolio	Seeks long-term capital appreciation
Allspring Strategic Retirement Bond Portfolio	Seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg U.S. Treasury Inflation-Linked 1-10 Year Bond Index and 50% to the Bloomberg U.S. Intermediate Government Bond Index, before fees and expenses
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on each Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.25% of each Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to each Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to each Fund and is entitled to receive an annual rate of 0.15% of each Fund average daily net assets.
Allspring Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

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Notes to financial statements
account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for each Fund. When each class of each Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.75%
Class C	1.50
Administrator Class	0.67
Institutional Class	0.42
Distribution fee
The Trust has adopted a Distribution Plan for Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter of each Fund, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received front-end sales charges and/or contingent deferred sales charges from the following Funds:
	Front-end sales charges	Contingent deferred sales charges
	Class A	Class A	Class C
Spectrum Aggressive Growth Fund	$ 5,127	$ 0	$ 1,399
Spectrum Conservative Growth Fund	3,753	0	211
Spectrum Growth Fund	4,085	176	369
Spectrum Income Allocation Fund	786	0	315
Spectrum Moderate Growth Fund	3,021	0	2,667

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Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of each applicable Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of each Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Each Fund seeks to achieve its investment objective by investing in various affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund's ownership percentage in the respective affiliated Master Portfolio at the end of the period by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales in Underlying Funds in which the Fund invests are actual aggregate purchases and sales of those investments. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2022 were as follows:
	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Spectrum Aggressive Growth Fund	$ 0	$282,686,937	$ 0	$291,246,622
Spectrum Conservative Growth Fund	324,095,349	160,910,428	347,713,662	147,551,754
Spectrum Growth Fund	39,139,480	127,975,356	49,172,640	144,015,110
Spectrum Income Allocation Fund	365,138,937	103,381,397	383,259,007	89,178,767
Spectrum Moderate Growth Fund	221,551,378	235,182,379	246,709,803	222,734,823
6. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2022, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy. The volume of each Fund's futures contracts during the year ended May 31, 2022 was as follows:

	Long contracts	Short contracts
Spectrum Aggressive Growth Fund	$54,716,351	$83,233,138
Spectrum Conservative Growth Fund	51,741,477	45,168,056
Spectrum Growth Fund	43,158,564	39,303,192
Spectrum Income Allocation Fund	32,578,036	28,139,259
Spectrum Moderate Growth Fund	89,380,154	77,904,916
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

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Notes to financial statements
The fair value of derivative instruments as of May 31, 2022 by primary risk type was as follows for the Spectrum Aggressive Growth Fund:
	Asset derivatives		Liability derivatives
	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$ 2,419,737*	Unrealized losses on futures contracts	$ 2,410,825*
Foreign currency risk	Unrealized gains on futures contracts	414,798*	Unrealized losses on futures contracts	286,253*
		$2,834,535		$2,697,078
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of May 31, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2022 was as follows:
	Net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Equity risk	$ (12,455,784)	$ 976,041
Foreign currency risk	49,882	108,751
	$(12,405,902)	$1,084,792
The fair value of derivative instruments as of May 31, 2022 by primary risk type was as follows for the Spectrum Conservative Growth Fund:
	Asset derivatives		Liability derivatives
	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 139,428*	Unrealized losses on futures contracts	$ 128,587*
Equity risk	Unrealized gains on futures contracts	1,155,089*	Unrealized losses on futures contracts	1,548,193*
Foreign currency risk	Unrealized gains on futures contracts	252,621*	Unrealized losses on futures contracts	174,826*
		$1,547,138		$1,851,606
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of May 31, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2022 was as follows:
	Net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Interest rate risk	$ 604,634	$ 10,841
Equity risk	(4,135,900)	512,829
Foreign currency risk	718,192	60,959
	$(2,813,074)	$584,629

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Notes to financial statements
The fair value of derivative instruments as of May 31, 2022 by primary risk type was as follows for the Spectrum Growth Fund:
	Asset derivatives		Liability derivatives
	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 106,749*	Unrealized losses on futures contracts	$ 100,012*
Equity risk	Unrealized gains on futures contracts	911,631*	Unrealized losses on futures contracts	1,330,131*
Foreign currency risk	Unrealized gains on futures contracts	199,602*	Unrealized losses on futures contracts	136,402*
		$1,217,982		$1,566,545
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of May 31, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2022 was as follows:
	Net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Interest rate risk	$ 463,568	$ 6,737
Equity risk	(4,207,116)	(375,549)
Foreign currency risk	562,564	50,004
	$(3,180,984)	$(318,808)
The fair value of derivative instruments as of May 31, 2022 by primary risk type was as follows for the Spectrum Income Allocation Fund:
	Asset derivatives		Liability derivatives
	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 78,428*	Unrealized losses on futures contracts	$ 73,086*
Equity risk	Unrealized gains on futures contracts	668,173*	Unrealized losses on futures contracts	807,559*
Foreign currency risk	Unrealized gains on futures contracts	149,702*	Unrealized losses on futures contracts	101,822*
		$896,303		$982,467
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of May 31, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2022 was as follows:
	Net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Interest rate risk	$ 142,047	$ 28,526
Equity risk	(1,429,421)	34,815
Foreign currency risk	416,408	38,097
	$ (870,966)	$101,438

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Notes to financial statements
The fair value of derivative instruments as of May 31, 2022 by primary risk type was as follows for the Spectrum Moderate Growth Fund:
	Asset derivatives		Liability derivatives
	Statements of Assets and Liabilities location	Fair value	Statements of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 202,606*	Unrealized losses on futures contracts	$ 187,934*
Equity risk	Unrealized gains on futures contracts	1,695,903*	Unrealized losses on futures contracts	2,397,306*
Foreign currency risk	Unrealized gains on futures contracts	374,254*	Unrealized losses on futures contracts	257,436*
		$2,272,763		$2,842,676
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of May 31, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2022 was as follows:
	Net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Interest rate risk	$ 878,511	$ 14,672
Equity risk	(6,769,535)	(648,579)
Foreign currency risk	1,057,210	92,132
	$(4,833,814)	$(541,775)
7. ACQUISITION
After the close of business on February 4, 2022, Spectrum Aggressive Growth Fund acquired the net assets of Allspring Diversified Equity Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C and Administrator Class shares of Allspring Diversified Equity Fund received Class A, Class C, and Administrator Class shares, respectively, of Spectrum Aggressive Growth Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Allspring Diversified Equity Fund for 8,155,750 shares of Spectrum Aggressive Growth Fund valued at $163,825,191 at an exchange ratio of 0.78, 0.56, and 0.79 for Class A, Class C, and Administrator Class shares, respectively. The investment portfolio of Allspring Diversified Equity Fund with a fair value of $112,534,752, identified cost of $82,610,160 and unrealized gains (losses) of $29,924,592 at February 4, 2022 were the principal assets acquired by the Fund. The aggregate net assets of Allspring Diversified Equity Fund and Spectrum Aggressive Growth Fund immediately prior to the acquisition were $163,825,191 and $426,061,071, respectively. The aggregate net assets of Spectrum Aggressive Growth Fund immediately after the acquisition were $589,886,262. For financial reporting purposes, assets received and shares issued by Spectrum Aggressive Growth Fund were recorded at fair value; however, the cost basis of the investments received from Allspring Diversified Equity Fund was carried forward to align with ongoing reporting of Spectrum Aggressive Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed June 1, 2021, the beginning of the annual reporting period for Spectrum Aggressive Growth Fund, the pro forma results of operations for the year ended May 31, 2022 would have been as follows (unaudited):
Net investment income	$ 1,889,609
Net realized and unrealized gains (losses) on investments	(64,314,900)
Net decrease in net assets resulting from operations	(62,425,291)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Allspring Diversified Equity Fund that have been included in Spectrum Aggressive Growth Fund’s Statement of Operations since February 5, 2022.

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Notes to financial statements
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 0.00% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by each Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Ordinary income		Long-term capital gain
	2022	2021	2022	2021
Spectrum Aggressive Growth Fund	$26,022,522	$ 6,231,697	$31,554,038	$40,196,774
Spectrum Conservative Growth Fund	20,737,292	8,241,896	13,166,727	17,930,224
Spectrum Growth Fund	19,119,343	5,367,505	16,245,108	24,480,237
Spectrum Income Allocation Fund	8,811,314	7,360,080	4,051,788	6,712,300
Spectrum Moderate Growth Fund	29,731,201	13,066,589	28,939,078	39,211,132
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains (losses)	Late-year ordinary losses deferred	Post- October capital losses deferred
Spectrum Aggressive Growth Fund	$ 0	$ 16,003,153	$ 46,434,191	$ (1,436,545)	$ (7,468,705)
Spectrum Conservative Growth Fund	2,169,668	8,067,476	(4,961,313)	0	(2,181,619)
Spectrum Growth Fund	1,033,015	7,778,788	12,725,984	0	(2,936,592)
Spectrum Income Allocation Fund	363,181	1,339,757	(8,538,138)	0	(3,049,378)
Spectrum Moderate Growth Fund	1,925,232	11,866,968	12,538,453	0	(5,519,715)
10. INDEMNIFICATION
Under each Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to each Fund. Each Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under each Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, each Fund may enter into contracts with service providers that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Multi-Asset Funds  |  89

Report of independent registered public accounting firm
To the Shareholders of the Funds and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Allspring Spectrum Aggressive Growth Fund (formerly, Wells Fargo Spectrum Aggressive Growth Fund), Allspring Spectrum Conservative Growth Fund (formerly, Wells Fargo Spectrum Conservative Growth Fund), Allspring Spectrum Growth Fund (formerly, Wells Fargo Spectrum Growth Fund), Allspring Spectrum Income Allocation Fund (formerly, Wells Fargo Spectrum Income Allocation Fund) and Allspring Spectrum Moderate Growth Fund (formerly, Wells Fargo Spectrum Moderate Growth Fund) (collectively, the Funds), five of the funds constituting Allspring Funds Trust (formerly Wells Fargo Funds Trust), including the portfolios of investments, as of May 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

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Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2022:
Dividends-received deduction
Spectrum Aggressive Growth Fund	20%
Spectrum Conservative Growth Fund	8
Spectrum Growth Fund	12
Spectrum Moderate Growth Fund	11
Pursuant to Section 852 of the Internal Revenue Code, the Funds had the following 20% rate gain distributions and long-term capital gains distributed in connection with Fund share redemptions for the fiscal year ended May 31, 2022:
	20% rate gain distribution	Long-term capital gains distributed with share redemptions
Spectrum Aggressive Growth Fund	$31,554,038	$ 0
Spectrum Conservative Growth Fund	13,880,224	713,497
Spectrum Growth Fund	16,544,394	299,286
Spectrum Income Allocation Fund	4,333,581	281,783
Spectrum Moderate Growth Fund	29,427,219	488,141
Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2022 have been designated as qualified dividend income (QDI):
QDI
Spectrum Aggressive Growth Fund	$9,428,411
Spectrum Conservative Growth Fund	2,598,435
Spectrum Growth Fund	3,985,641
Spectrum Income Allocation Fund	517,473
Spectrum Moderate Growth Fund	5,661,316
For the fiscal year ended May 31, 2022, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:
Interest-related dividends
Spectrum Conservative Growth Fund	$ 2,269,043
Spectrum Growth Fund	1,193,998
Spectrum Income Allocation Fund	1,087,272
Spectrum Moderate Growth Fund	2,431,350

Multi-Asset Funds  |  91

Other information (unaudited)
For the fiscal year ended May 31, 2022, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:
Short-term capital gain dividends
Spectrum Aggressive Growth Fund	$ 25,151,338
Spectrum Conservative Growth Fund	14,553,974
Spectrum Growth Fund	14,159,251
Spectrum Income Allocation Fund	5,527,496
Spectrum Moderate Growth Fund	20,697,267
For the fiscal year ended May 31, 2022, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:
% of U.S. government income
Spectrum Conservative Growth Fund	2%
Spectrum Income Allocation Fund	4
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

92  |  Multi-Asset Funds

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Multi-Asset Funds  |  95

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject. In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.

96  |  Multi-Asset Funds

Other information (unaudited)
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Multi-Asset Funds  |  97

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Funds' website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Allspring Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Funds' website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00188 07-22
AWBP\AR102 05-22

Annual Report
May 31, 2022
Allspring
C&B Large Cap Value Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring C&B Large Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring C&B Large Cap Value Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring C&B Large Cap Value Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring C&B Large Cap Value Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring C&B Large Cap Value Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring C&B Large Cap Value Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Cooke & Bieler, L.P.
Portfolio managers	Andrew B. Armstrong, CFA®‡, Wesley Lim, CFA®‡, Steve Lyons, CFA®‡, Michael M. Meyer, CFA®‡, Edward W. O'Connor, CFA®‡, R. James O'Neil, CFA®‡, Mehul Trivedi, CFA®‡, William Weber, CFA®‡
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (CBEAX)	7-26-2004	-7.06	8.66	11.52	-1.37	9.96	12.19	1.25	1.08
Class C (CBECX)	7-26-2004	-3.22	9.11	11.50	-2.22	9.11	11.50	2.00	1.83
Class R6 (CBEJX)[3]	10-31-2016	–	–	–	-0.98	10.42	12.61	0.82	0.65
Administrator Class (CBLLX)	7-26-2004	–	–	–	-1.29	10.05	12.34	1.17	1.00
Institutional Class (CBLSX)	7-26-2004	–	–	–	-1.08	10.32	12.60	0.92	0.75
Russell 1000® Value Index[4]	–	–	–	–	0.93	9.50	12.06	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 0.65% for Class R6, 1.00% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring C&B Large Cap Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring C&B Large Cap Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended May 31, 2022.
■	Stock selection in health care and industrials, as well as an underweight in energy, detracted from relative performance.
■	Stock selection in financials, information technology (IT), and communication services, as well as an underweight position in IT, were key contributors to relative performance.
Portfolio overview and updates
The tumultuous macro backdrop over the trailing 12 months led to considerable volatility and a wide dispersion of returns across sectors, though, surprisingly, the U.S. markets ended up mostly flat at the end of the period. For the first quarter of 2022, stocks turned in their worst performance since the onset of the COVID-19 pandemic two years ago as investors processed a seeming tsunami of bad news and pushed all major indexes into negative territory. The Russian invasion of Ukraine signaled not just the largest European war in 75 years but perhaps the most aggressive set of sanctions in history. The combination touched off a price surge in oil and other commodities, further fueling inflationary trends that were already running at 40-year highs and sending 10-year U.S. Treasury yields to their highest level in two years. Recent history would suggest the U.S. Federal Reserve (Fed) would react to these shocks by communicating its willingness to ease monetary conditions to protect the economy. However, with COVID-19-era stimulus measures still very much in force and inflation at worrying levels, the Fed instead has embarked on what is forecast to be an extended tightening process.
Ten largest holdings (%) as of May 31, 2022[1]
Arrow Electronics Incorporated	3.42
Brookfield Asset Management Incorporated Class A	3.19
Johnson & Johnson	2.99
Arch Capital Group Limited	2.84
State Street Corporation	2.80
Verizon Communications Incorporated	2.59
Progressive Corporation	2.53
London Stock Exchange Group plc ADR	2.51
Fidelity National Financial Incorporated	2.48
AerCap Holdings NV	2.36
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Amid the volatility of the past year, stock initiations occurred across multiple sectors and included CarMax, Inc.; Ingredion Inc.; The Kraft Heinz Co.; The Williams Companies, Inc.; Globe Life Inc.; London Stock Exchange; Wells Fargo & Co.; Dentsply Sirona Inc.; and PACCAR Inc. Making room for these holdings, we also eliminated positions across multiple sectors, including Schlumberger Ltd.; Intercontinental Exchange, Inc.; Synchrony Financial; United Parcel Service, Inc.; Axalta Coating Systems Ltd.; Reliance Steel & Aluminum Co.; and CBRE Group, Inc.
Detractors included an underweight to the high-performing energy sector.
Allocation effect detracted from performance, most prominently due to the underweight to energy—a sector that boasted a 76% return over the period. The overweight to financials and industrials, as well as the underweight to utilities, also hindered results. From a stock selection perspective, Stanley Black & Decker, Inc., a global manufacturer and marketer of hand/power tools, industrial products, and outdoor landscaping tools/mowers, was the largest detractor as it struggled alongside other building products companies amid supply chain, labor, and inflation headwinds. Dentsply Sirona Inc., a dental products manufacturer, was the second-largest detractor as the company suffered from negative press and turnover of C-suite employees. Hanesbrands Inc., a manufacturer and marketer of basic apparel products, was the third-largest detractor. The company suffered from concerns that inflation would affect both its input costs and its customers’ ability to make discretionary clothing purchases. Notably, we added to all three holdings during the period.
Contributors included an underweight to IT and stock selection within financials.
Stock selection was additive across multiple sectors, and though allocation effect was negative overall, the underweight to IT was a bright spot. Selection effect was strongest within financials, where the Fund’s insurance companies in particular outperformed the broader market and sector. Top-performing stocks included Arch Capital Group Ltd.; Chubb Ltd.; The Progressive Corp.; and Alleghany Corp. Stock selection within IT was also additive, with Amdocs Ltd. and Arrow Electronics, Inc., contributing most, as well as stocks within communication services, including Omnicom Group Inc. and Verizon Communications Inc. However, the best-performing holding was energy company Williams, which is primarily a gas infrastructure company with operations in 15 supply areas that provides natural gas gathering; processing; transmission services; and natural gas

8  |  Allspring C&B Large Cap Value Fund

Performance highlights (unaudited)
liquids fractionation, transportation, and storage services. UnitedHealth Group Inc. was another top-five holding over the period.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
Outlook: Despite negative current sentiment, we remain confident in the prospects of higher-quality holdings.
The extremely unsettled macro backdrop is creating challenges both for managements forced to reevaluate their supply chain and pricing strategies and investors struggling to untangle the complicated interactions between inflation, monetary policy, and geopolitical tension. So far, the market seems to be pricing in a severe and long-lasting consumer recession and a lasting boom in oil prices. We take these potential outcomes seriously and have re-underwritten consumer-exposed holdings and reexamined our underweight to energy. The portfolio remains overweight in the economically sensitive consumer discretionary and industrials sectors, which may present a short-term headwind to performance. Over a full cycle, however, we believe the Fund’s higher-quality holdings—businesses with more pricing power and more favorable demand environments—will generate attractive returns. Conversely, we believe the run-up in energy prices is, if anything, likely to undermine the long-term attractiveness of energy companies as adding geopolitical risks to existing climate pressures will only speed the move away from fossil fuels. Short-term relative performance is highly challenging to manage, and the Fund’s decidedly out-of-consensus positioning may not work in the short term. However, our experience is that patience and steadfast focus is generally rewarded over time.

Allspring C&B Large Cap Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,035.14	$5.43	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.39	1.07%
Class C
Actual	$1,000.00	$1,030.69	$9.26	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.20	1.83%
Class R6
Actual	$1,000.00	$1,037.14	$3.30	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28	0.65%
Administrator Class
Actual	$1,000.00	$1,035.27	$5.02	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.99	0.99%
Institutional Class
Actual	$1,000.00	$1,036.75	$3.81	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring C&B Large Cap Value Fund

Portfolio of investments—May 31, 2022

		Value
Investment companies: 100.03%
Affiliated master portfolio: 100.03%
Allspring C&B Large Cap Value Portfolio		$ 266,094,197
Total Investment companies (Cost $207,427,303)		266,094,197
Total investments in securities (Cost $207,427,303)	100.03%	266,094,197
Other assets and liabilities, net	(0.03)	(91,733)
Total net assets	100.00%	$266,002,464
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring C&B Large Cap Value Portfolio	76.92%	79.89%	$47,346,569	$(53,785,190)	$5,257,129	$13,471	$266,094,197
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Fund  |  11

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $207,427,303)	$ 266,094,197
Receivable for Fund shares sold	106,554
Receivable from manager	15,524
Prepaid expenses and other assets	38,159
Total assets	266,254,434
Liabilities
Payable for Fund shares redeemed	174,615
Administration fees payable	33,978
Shareholder servicing fees payable	23,259
Distribution fee payable	2,581
Trustees’ fees and expenses payable	2,195
Accrued expenses and other liabilities	15,342
Total liabilities	251,970
Total net assets	$266,002,464
Net assets consist of
Paid-in capital	$ 177,287,883
Total distributable earnings	88,714,581
Total net assets	$266,002,464
Computation of net asset value and offering price per share
Net assets – Class A	$ 101,496,273
Shares outstanding – Class A1	6,850,518
Net asset value per share – Class A	$14.82
Maximum offering price per share – Class A2	$15.72
Net assets – Class C	$ 4,103,009
Shares outstanding – Class C1	280,755
Net asset value per share – Class C	$14.61
Net assets – Class R6	$ 23,486,548
Shares outstanding – Class R6[1]	1,576,379
Net asset value per share – Class R6	$14.90
Net assets – Administrator Class	$ 6,001,168
Shares outstanding – Administrator Class[1]	403,977
Net asset value per share – Administrator Class	$14.86
Net assets – Institutional Class	$ 130,915,466
Shares outstanding – Institutional Class[1]	8,788,498
Net asset value per share – Institutional Class	$14.90
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring C&B Large Cap Value Fund

Statement of operations—year ended May 31, 2022

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $97,607)	$ 5,257,129
Affiliated income allocated from affiliated Master Portfolio	13,471
Expenses allocated from affiliated Master Portfolio	(2,062,297)
Waivers allocated from affiliated Master Portfolio	144,027
Total investment income	3,352,330
Expenses
Management fee	149,837
Administration fees
Class A	217,465
Class C	9,475
Class R6	13,003
Administrator Class	8,112
Institutional Class	184,629
Shareholder servicing fees
Class A	258,887
Class C	11,272
Administrator Class	15,583
Distribution fee
Class C	33,815
Custody and accounting fees	6,466
Professional fees	35,362
Registration fees	23,452
Shareholder report expenses	17,652
Trustees’ fees and expenses	20,687
Other fees and expenses	6,220
Total expenses	1,011,917
Less: Fee waivers and/or expense reimbursements
Fund-level	(319,924)
Class A	(8,728)
Administrator Class	(726)
Net expenses	682,539
Net investment income	2,669,791
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	47,346,569
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(53,785,190)
Net realized and unrealized gains (losses) on investments	(6,438,621)
Net decrease in net assets resulting from operations	$ (3,768,830)
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 2,669,791		$ 2,415,023
Net realized gains on investments		47,346,569		25,510,777
Net change in unrealized gains (losses) on investments		(53,785,190)		89,716,793
Net increase (decrease) in net assets resulting from operations		(3,768,830)		117,642,593
Distributions to shareholders from
Net investment income and net realized gains
Class A		(12,919,436)		(4,170,269)
Class C		(535,250)		(154,865)
Class R6		(6,057,662)		(2,183,532)
Administrator Class		(841,849)		(299,002)
Institutional Class		(17,599,026)		(6,446,162)
Total distributions to shareholders		(37,953,223)		(13,253,830)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	989,891	15,969,277	610,000	8,963,843
Class C	43,159	682,181	68,098	996,267
Class R6	349,706	5,728,171	281,375	4,009,424
Administrator Class	55,766	954,376	19,784	279,674
Institutional Class	1,764,097	28,100,206	3,644,970	49,931,868
		51,434,211		64,181,076
Reinvestment of distributions
Class A	845,770	12,689,368	291,093	4,115,619
Class C	36,313	535,250	11,107	154,614
Class R6	80,021	1,208,696	24,172	343,838
Administrator Class	34,924	525,330	13,379	189,677
Institutional Class	1,158,450	17,489,868	451,083	6,414,372
		32,448,512		11,218,120
Payment for shares redeemed
Class A	(946,956)	(15,053,324)	(1,092,566)	(14,863,709)
Class C	(76,840)	(1,207,888)	(115,785)	(1,529,367)
Class R6	(1,596,640)	(24,419,329)	(844,970)	(11,496,464)
Administrator Class	(34,305)	(524,769)	(221,462)	(3,119,176)
Institutional Class	(3,201,272)	(51,615,218)	(3,426,687)	(47,236,282)
		(92,820,528)		(78,244,998)
Net decrease in net assets resulting from capital share transactions		(8,937,805)		(2,845,802)
Total increase (decrease) in net assets		(50,659,858)		101,542,961
Net assets
Beginning of period		316,662,322		215,119,361
End of period		$266,002,464		$316,662,322
The accompanying notes are an integral part of these financial statements.

14  |  Allspring C&B Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.16	$11.49	$13.01	$13.91	$14.54
Net investment income	0.11	0.10	0.12	0.11	0.09 [1]
Net realized and unrealized gains (losses) on investments	(0.34)	6.29	(0.33)	0.02	0.87
Total from investment operations	(0.23)	6.39	(0.21)	0.13	0.96
Distributions to shareholders from
Net investment income	(0.11)	(0.11)	(0.13)	(0.12)	(0.06)
Net realized gains	(2.00)	(0.61)	(1.18)	(0.91)	(1.53)
Total distributions to shareholders	(2.11)	(0.72)	(1.31)	(1.03)	(1.59)
Net asset value, end of period	$14.82	$17.16	$11.49	$13.01	$13.91
Total return[2]	(1.37)%	56.98%	(3.61)%	1.33%	6.29%
Ratios to average net assets (annualized)*
Gross expenses	1.19%	1.24%	1.27%	1.23%	1.21%
Net expenses	1.07%	1.07%	1.07%	1.08%	1.10%
Net investment income	0.69%	0.73%	0.92%	0.83%	0.58%
Supplemental data
Portfolio turnover rate[3]	32%	38%	33%	47%	42%
Net assets, end of period (000s omitted)	$101,496	$102,332	$70,680	$79,172	$85,707

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.97	$11.36	$12.87	$13.75	$14.44
Net investment income (loss)	(0.01)	(0.03)	0.02 [1]	0.01 [1]	(0.02) [1]
Net realized and unrealized gains (losses) on investments	(0.35)	6.25	(0.35)	0.03	0.86
Total from investment operations	(0.36)	6.22	(0.33)	0.04	0.84
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	0.00
Net realized gains	(2.00)	(0.61)	(1.18)	(0.91)	(1.53)
Total distributions to shareholders	(2.00)	(0.61)	(1.18)	(0.92)	(1.53)
Net asset value, end of period	$14.61	$16.97	$11.36	$12.87	$13.75
Total return[2]	(2.22)%	55.94%	(4.41)%	0.61%	5.46%
Ratios to average net assets (annualized)*
Gross expenses	1.94%	1.99%	2.02%	1.97%	1.96%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.85%
Net investment income (loss)	(0.08)%	(0.04)%	0.16%	0.07%	(0.16)%
Supplemental data
Portfolio turnover rate[3]	32%	38%	33%	47%	42%
Net assets, end of period (000s omitted)	$4,103	$4,719	$3,576	$5,098	$11,031

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring C&B Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.24	$11.53	$13.06	$13.97	$14.59
Net investment income	0.18 [1]	0.16 [1]	0.18 [1]	0.18 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	(0.34)	6.32	(0.33)	0.00 [2]	0.85
Total from investment operations	(0.16)	6.48	(0.15)	0.18	1.03
Distributions to shareholders from
Net investment income	(0.18)	(0.16)	(0.20)	(0.18)	(0.12)
Net realized gains	(2.00)	(0.61)	(1.18)	(0.91)	(1.53)
Total distributions to shareholders	(2.18)	(0.77)	(1.38)	(1.09)	(1.65)
Net asset value, end of period	$14.90	$17.24	$11.53	$13.06	$13.97
Total return	(0.98)%	57.75%	(3.25)%	1.74%	6.76%
Ratios to average net assets (annualized)*
Gross expenses	0.76%	0.82%	0.84%	0.79%	0.77%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.11%	1.14%	1.33%	1.27%	1.28%
Supplemental data
Portfolio turnover rate[3]	32%	38%	33%	47%	42%
Net assets, end of period (000s omitted)	$23,487	$47,301	$37,859	$68,366	$110,665

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.65%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.20	$11.51	$13.03	$13.92	$14.56
Net investment income	0.12 [1]	0.11 [1]	0.13 [1]	0.12 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(0.33)	6.30	(0.33)	0.02	0.87
Total from investment operations	(0.21)	6.41	(0.20)	0.14	0.97
Distributions to shareholders from
Net investment income	(0.13)	(0.11)	(0.14)	(0.12)	(0.08)
Net realized gains	(2.00)	(0.61)	(1.18)	(0.91)	(1.53)
Total distributions to shareholders	(2.13)	(0.72)	(1.32)	(1.03)	(1.61)
Net asset value, end of period	$14.86	$17.20	$11.51	$13.03	$13.92
Total return	(1.29)%	57.12%	(3.56)%	1.44%	6.36%
Ratios to average net assets (annualized)*
Gross expenses	1.11%	1.17%	1.19%	1.15%	1.13%
Net expenses	0.99%	0.99%	0.99%	1.00%	1.00%
Net investment income	0.76%	0.81%	1.00%	0.90%	0.69%
Supplemental data
Portfolio turnover rate[2]	32%	38%	33%	47%	42%
Net assets, end of period (000s omitted)	$6,001	$5,980	$6,167	$9,274	$12,742

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring C&B Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.24	$11.53	$13.05	$13.96	$14.58
Net investment income	0.16	0.15	0.16	0.14	0.13 [1]
Net realized and unrealized gains (losses) on investments	(0.34)	6.32	(0.33)	0.02	0.89
Total from investment operations	(0.18)	6.47	(0.17)	0.16	1.02
Distributions to shareholders from
Net investment income	(0.16)	(0.15)	(0.17)	(0.16)	(0.11)
Net realized gains	(2.00)	(0.61)	(1.18)	(0.91)	(1.53)
Total distributions to shareholders	(2.16)	(0.76)	(1.35)	(1.07)	(1.64)
Net asset value, end of period	$14.90	$17.24	$11.53	$13.05	$13.96
Total return	(1.08)%	57.58%	(3.33)%	1.64%	6.68%
Ratios to average net assets (annualized)*
Gross expenses	0.86%	0.91%	0.94%	0.90%	0.88%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.77%
Net investment income	1.01%	1.05%	1.25%	1.17%	0.87%
Supplemental data
Portfolio turnover rate[2]	32%	38%	33%	47%	42%
Net assets, end of period (000s omitted)	$130,915	$156,330	$96,838	$108,613	$135,082

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.64%
Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring C&B Large Cap Value Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring C&B Large Cap Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 79.89% of Allspring C&B Large Cap Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

20  |  Allspring C&B Large Cap Value Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $209,311,057 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$56,783,140
Gross unrealized losses	0
Net unrealized gains	$56,783,140
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal	$266,094,197
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Allspring C&B Large Cap Value Fund  |  21

Notes to financial statements
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.08%
Class C	1.83
Class R6	0.65
Administrator Class	1.00
Institutional Class	0.75
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring

22  |  Allspring C&B Large Cap Value Fund

Notes to financial statements
Funds Distributor received $3,373 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $94,136,861 and $143,314,002, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$ 4,587,798	$4,722,816
Long-term capital gain	33,365,425	8,531,014
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,934,550	$29,996,891	$56,783,140
8. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the financials sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification

Allspring C&B Large Cap Value Fund  |  23

Notes to financial statements
clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Allspring C&B Large Cap Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring C&B Large Cap Value Fund (formerly, Wells Fargo C&B Large Cap Value Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring C&B Large Cap Value Fund  |  25

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 96.54%
Communication services: 6.67%
Diversified telecommunication services: 2.59%
Verizon Communications Incorporated	168,000	$ 8,616,720
Entertainment: 1.77%
Activision Blizzard Incorporated	75,500	5,879,940
Media: 2.31%
Omnicom Group Incorporated	103,350	7,710,944
Consumer discretionary: 9.11%
Household durables: 1.79%
Whirlpool Corporation	32,300	5,950,952
Leisure products: 1.66%
Hasbro Incorporated	61,820	5,548,345
Specialty retail: 1.76%
CarMax Incorporated †	59,050	5,861,894
Textiles, apparel & luxury goods: 3.90%
Gildan Activewear Incorporated	205,900	6,481,732
HanesBrands Incorporated	549,500	6,522,565
		13,004,297
Consumer staples: 8.92%
Food products: 4.83%
General Mills Incorporated	108,100	7,550,785
Ingredion Incorporated	36,260	3,433,459
The Kraft Heinz Company	134,480	5,087,378
		16,071,622
Personal products: 2.34%
Unilever plc ADR	161,150	7,788,380
Tobacco: 1.75%
Philip Morris International Incorporated	55,000	5,843,750
Energy: 2.24%
Oil, gas & consumable fuels: 2.24%
The Williams Companies Incorporated	201,100	7,452,766
Financials: 32.47%
Banks: 5.79%
JPMorgan Chase & Company	44,900	5,937,127
PNC Financial Services Group Incorporated	12,800	2,245,248
US Bancorp	146,900	7,795,983
Wells Fargo & Company	72,350	3,311,460
		19,289,818
Capital markets: 10.33%
Brookfield Asset Management Incorporated Class A	209,810	10,616,386
London Stock Exchange Group plc ADR	356,200	8,370,700
The accompanying notes are an integral part of these financial statements.

26  |  Allspring C&B Large Cap Value Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Capital markets (continued)
State Street Corporation	128,820	$ 9,338,162
The Charles Schwab Corporation	86,800	6,084,680
		34,409,928
Diversified financial services: 1.88%
Berkshire Hathaway Incorporated Class B †	19,820	6,262,724
Insurance: 14.47%
Alleghany Corporation †	6,255	5,215,294
Arch Capital Group Limited †	199,580	9,472,067
Chubb Limited	33,270	7,029,618
Fidelity National Financial Incorporated	195,100	8,252,730
Globe Life Incorporated	55,300	5,395,621
Progressive Corporation	70,697	8,439,808
The Allstate Corporation	32,100	4,387,749
		48,192,887
Health care: 14.23%
Health care equipment & supplies: 6.05%
Becton Dickinson & Company	25,620	6,553,596
Dentsply Sirona Incorporated	185,770	7,349,061
Medtronic plc	62,500	6,259,375
		20,162,032
Health care providers & services: 5.19%
HCA Healthcare Incorporated	32,050	6,743,320
Laboratory Corporation of America Holdings	23,100	5,699,232
UnitedHealth Group Incorporated	9,750	4,843,605
		17,286,157
Pharmaceuticals: 2.99%
Johnson & Johnson	55,450	9,954,939
Industrials: 14.13%
Aerospace & defense: 1.19%
Woodward Incorporated	39,139	3,976,914
Commercial services & supplies: 2.12%
IAA Incorporated †	180,640	7,050,379
Electrical equipment: 1.65%
AMETEK Incorporated	45,140	5,483,156
Industrial conglomerates: 0.89%
3M Company	19,950	2,978,336
Machinery: 4.45%
ESAB Corporation †	46,493	2,324,650
PACCAR Incorporated	55,700	4,836,988
Stanley Black & Decker Incorporated	64,510	7,656,688
		14,818,326
Professional services: 1.47%
Leidos Holdings Incorporated	46,950	4,906,275
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Portfolio  |  27

Portfolio of investments—May 31, 2022

	Shares	Value
Trading companies & distributors: 2.36%
AerCap Holdings NV †	158,700	$ 7,846,128
Information technology: 6.78%
Electronic equipment, instruments & components: 5.77%
Arrow Electronics Incorporated †	94,440	11,394,186
TE Connectivity Limited	60,525	7,831,330
		19,225,516
IT services: 1.01%
Amdocs Limited	38,550	3,349,610
Utilities: 1.99%
Gas utilities: 1.99%
Atmos Energy Corporation	57,060	6,636,649
Total Common stocks (Cost $239,929,010)		321,559,384

		Yield
Short-term investments: 3.67%
Investment companies: 3.67%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	12,217,232	12,217,232
Total Short-term investments (Cost $12,217,232)				12,217,232
Total investments in securities (Cost $252,146,242)	100.21%			333,776,616
Other assets and liabilities, net	(0.21)			(715,844)
Total net assets	100.00%			$333,060,772

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
The accompanying notes are an integral part of these financial statements.

28  |  Allspring C&B Large Cap Value Portfolio

Portfolio of investments—May 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$20,061,602	$106,661,154	$(114,505,524)	$0	$0	$ 12,217,232	12,217,232	$ 10,638
Affiliated securities no longer held at end of period
Securities Lending Cash Investments LLC	0	38,191,280	(38,191,280)	0	0	0	0	191 #
				$0	$0	$12,217,232		$10,829

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Portfolio  |  29

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $239,929,010)	$ 321,559,384
Investments in affiliated securities, at value (cost $12,217,232)	12,217,232
Receivable for dividends	522,161
Receivable for securities lending income, net	17
Prepaid expenses and other assets	12,158
Total assets	334,310,952
Liabilities
Payable for investments purchased	1,085,053
Advisory fee payable	165,127
Total liabilities	1,250,180
Total net assets	$333,060,772
The accompanying notes are an integral part of these financial statements.

30  |  Allspring C&B Large Cap Value Portfolio

Statement of operations—year ended May 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $123,303)	$ 6,629,744
Income from affiliated securities	16,900
Total investment income	6,646,644
Expenses
Advisory fee	2,456,058
Custody and accounting fees	21,385
Professional fees	54,265
Interest holder report expenses	19,814
Trustees’ fees and expenses	21,440
Other fees and expenses	26,709
Total expenses	2,599,671
Less: Fee waivers and/or expense reimbursements	(181,399)
Net expenses	2,418,272
Net investment income	4,228,372
Realized and unrealized gains (losses) on investments
Net realized gains on investments	59,295,012
Net change in unrealized gains (losses) on investments	(67,362,442)
Net realized and unrealized gains (losses) on investments	(8,067,430)
Net decrease in net assets resulting from operations	$ (3,839,058)
The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 4,228,372	$ 3,900,892
Net realized gains on investments	59,295,012	33,139,971
Net change in unrealized gains (losses) on investments	(67,362,442)	117,846,464
Net increase (decrease) in net assets resulting from operations	(3,839,058)	154,887,327
Capital transactions
Transactions in investors’ beneficial interests
Contributions	20,407,586	49,283,346
Withdrawals	(94,906,626)	(79,684,157)
Net decrease in net assets resulting from capital transactions	(74,499,040)	(30,400,811)
Total increase (decrease) in net assets	(78,338,098)	124,486,516
Net assets
Beginning of period	411,398,870	286,912,354
End of period	$333,060,772	$411,398,870
The accompanying notes are an integral part of these financial statements.

32  |  Allspring C&B Large Cap Value Portfolio

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(1.05)%	57.96%	(3.40)%	1.80%	6.65%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.68%	0.68%	0.67%	0.67%
Net expenses[1]	0.64%	0.64%	0.64%	0.65%	0.66%
Net investment income	1.12%	1.16%	1.36%	1.27%	1.02%
Supplemental data
Portfolio turnover rate	32%	38%	33%	47%	42%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

Allspring C&B Large Cap Value Portfolio  |  33

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring C&B Large Cap Value Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the

34  |  Allspring C&B Large Cap Value Portfolio

Notes to financial statements
borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $256,501,252 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 94,285,255
Gross unrealized losses	(17,009,891)
Net unrealized gains	$ 77,275,364
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring C&B Large Cap Value Portfolio  |  35

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 22,207,604	$0	$0	$ 22,207,604
Consumer discretionary	30,365,488	0	0	30,365,488
Consumer staples	29,703,752	0	0	29,703,752
Energy	7,452,766	0	0	7,452,766
Financials	108,155,357	0	0	108,155,357
Health care	47,403,128	0	0	47,403,128
Industrials	47,059,514	0	0	47,059,514
Information technology	22,575,126	0	0	22,575,126
Utilities	6,636,649	0	0	6,636,649
Short-term investments
Investment companies	12,217,232	0	0	12,217,232
Total assets	$333,776,616	$0	$0	$333,776,616
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.650%
Next $500 million	0.625
Next $1 billion	0.600
Next $2 billion	0.575
Next $4 billion	0.550
Next $4 billion	0.525
Next $4 billion	0.500
Over $16 billion	0.475
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio's average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Allspring Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.38% and declining to 0.30% as the average daily net assets of the Fund increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.

36  |  Allspring C&B Large Cap Value Portfolio

Notes to financial statements
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $117,827,807 and $179,381,109, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio did not have any securities on loan.
7. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the financials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring C&B Large Cap Value Portfolio  |  37

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring C&B Large Cap Value Portfolio (formerly, Wells Fargo C&B Large Cap Value Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

38  |  Allspring C&B Large Cap Value Portfolio

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 91% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $33,365,425 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $4,567,738 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $4,866 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, $1,819,408 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring C&B Large Cap Value Fund  |  39

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

40  |  Allspring C&B Large Cap Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring C&B Large Cap Value Fund  |  41

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

42  |  Allspring C&B Large Cap Value Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring C&B Large Cap Value Fund  |  43

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00147 07-22
A280/AR280 05-22

Annual Report
May 31, 2022
Allspring Emerging Growth Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Emerging Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Emerging Growth Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Emerging Growth Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Emerging Growth Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Emerging Growth Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Emerging Growth Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA®‡, David Nazaret, CFA®‡, Thomas C. Ognar, CFA®‡
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WEMAX)	3-31-2008	-33.23	9.16	10.35	-29.16	10.46	11.00	1.35	1.28
Class C (WEMCX)	3-31-2008	-30.71	9.65	10.34	-29.71	9.65	10.34	2.10	2.03
Class R6 (WEGRX)[3]	7-31-2018	–	–	–	-28.91	10.96	11.51	0.92	0.85
Administrator Class (WFGDX)	1-31-2007	–	–	–	-29.09	10.56	11.14	1.27	1.20
Institutional Class (WEMIX)	3-31-2008	–	–	–	-28.95	10.87	11.47	1.02	0.90
Russell 2000® Growth Index[4]	–	–	–	–	-25.71	6.87	10.55	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.28% for Class A, 2.03% for Class C, 0.85% for Class R6, 1.20% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Emerging Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Emerging Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2022.
■	Detractors from the Fund’s performance mainly stemmed from stocks within the information technology (IT) sector and select stocks within communication services and health care.
■	Relative performance contributions came from select specialty insurance stocks within financials and select medical device stocks.
Stimulus measures helped support a strong economic recovery.
Over the past year, investors have toiled with myriad headwinds that included high inflation, rising interest rates, the uncertainty around U.S. Federal Reserve (Fed) policy, and Russia’s invasion of Ukraine. The confluence of these issues has permeated the entire market, with growth stocks bearing the brunt of the damage. The 10-year U.S. Treasury yield has risen from 1.61% at the start of the period to just under 3% at period-end. Higher interest rates are designed to slow down economic growth, and an environment of moderate growth actually favors growth stocks as growth premiums have tended to rise, hastening a scarcity of growth factor. This is the main reason that our portfolios have historically performed well during the rising rate cycles.
Ten largest holdings (%) as of May 31, 2022[1]
Kinsale Capital Group Incorporated	3.58
ASGN Incorporated	3.43
SPS Commerce Incorporated	3.20
Rapid7 Incorporated	2.87
Shockwave Medical Incorporated	2.76
Zurn Water Solutions Corporation	2.63
Novanta Incorporated	2.52
Casella Waste Systems Incorporated Class A	2.45
Papa John's International Incorporated	2.22
Stifel Financial Corporation	2.18
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Russia’s attack on Ukraine has added geopolitical risks to an already top-down-driven market, which has muted the impact of the strong earnings fundamentals of our companies. This has been frustrating as many of our stocks continue to exceed expectations, yet they have not been rewarded. Nevertheless, given the contraction of valuations in the small-cap growth space coupled with our companies’ dynamic innovation, we believe there is a strong opportunity going forward.
IT and select stocks within the communication services and health care sectors impeded relative performance.
Weakness in the Fund performance came mainly from select stocks within the IT and industrials sectors. Within IT, software stocks, which serve as a proxy for higher growth technology, were decimated, with some holdings falling sharply despite delivering strong fundamentals. Within communication services, Bandwidth Inc. a communications platform-as-a service provider, fell sharply after the company reported a sequential deceleration of revenue growth, with slower-than-expected execution from its acquisition of Voxbone S.A., which we believed would produce a material cross-sell opportunity into the international segments of Bandwidth’s domestic customers. With the deal taking longer to materialize, we sold our position. Within health care, FIGS, Inc., which makes scrubs for the health care industry, fell sharply after missing revenue targets, citing transportation problems and uncertainty around the macro environment. However, we remain attracted to its digitally native and direct-to-consumer strategy, which could disrupt the health care apparel industry.
Financials and health care contributed to the Fund.
Within financials, specialty insurance holding Kinsale Capital Group, Inc., was rewarded for its durable business model and strong fundamentals. Kinsale is the only publicly traded pure-play excess and surplus insurer. Its strong growth has been primarily driven by higher submission activity from brokers as well as a rise in premiums. Going forward, we remain attracted to its favorable cost structure over its peers, which is largely due to its technology innovation and lower commission payouts to brokers. Within health care, select medical device holdings, such as Shockwave Medical, Inc., rose sharply, driven by strong traction from its launch of Shockwave C2, which helped the firm post robust revenue growth and issue favorable fiscal-year guidance. Additionally, Inspire Medical Systems, Inc., which provides minimally invasive solutions for patients with obstructive sleep apnea, outperformed after showing strong activation in new medical centers for its therapy. Broadly within the medical

8  |  Allspring Emerging Growth Fund

Performance highlights (unaudited)
device industry, we have seen positive indications for volume trends and less pessimism around staffing issues in recent months.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
The setup for small-cap growth stocks is attractive.
We are constantly trimming and adding to the Fund through an opportunity cost lens. As the market has become more focused on companies with sustainable cash flow generation, at the margin, we have added to holdings like Hilton Grand Vacations, Inc., and Papa John’s International, Inc. Conversely, we have trimmed or sold longer-duration and less-cash-flow-generative stocks, including diagnostics companies CareDx, Inc., and NeoGenomics Inc. and online provider of aftermarket auto parts, Carparts.com Inc.
As growth investors, inflation affects our Fund in three main areas: discount rates, its effect on a company’s profit and loss, and the response of the Fed and its changing policy decisions. While inflation has been negative for the Fund, we believe it can be a further catalyst for the digitalization of the economy as companies seek to automate and become more efficient in order to drive down costs.
The outlook for small-cap growth stocks is very attractive in our opinion. As sentiment improves for growth stocks and the macro-dominated narrative around inflation and interest rates abates, we expect performance to broaden out and we hope to reap the benefits of our diversified approach. Historically, this type of market has provided great entry points to own world-class growth businesses. This is one reason why our Fund has tended to come out of underperforming periods and do well in the ensuing years.

Allspring Emerging Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 667.05	$ 5.24	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$ 6.34	1.26%
Class C
Actual	$1,000.00	$ 664.17	$ 8.42	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.81	$10.20	2.03%
Class R6
Actual	$1,000.00	$ 668.16	$ 3.54	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$ 4.28	0.85%
Administrator Class
Actual	$1,000.00	$ 667.22	$ 4.99	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$ 6.04	1.20%
Institutional Class
Actual	$1,000.00	$ 667.60	$ 3.74	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$ 4.53	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring Emerging Growth Fund

Portfolio of investments—May 31, 2022

		Value
Investment companies: 99.99%
Affiliated master portfolio: 99.99%
Allspring Emerging Growth Portfolio		$ 335,169,233
Total Investment companies (Cost $267,783,215)		335,169,233
Total investments in securities (Cost $267,783,215)	99.99%	335,169,233
Other assets and liabilities, net	0.01	25,574
Total net assets	100.00%	$335,194,807
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Emerging Growth Portfolio	95.20%	90.11%	$232,050,592	$(327,135,019)	$595,068	$283,904	$8,173	$335,169,233
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Fund  |  11

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $267,783,215)	$ 335,169,233
Receivable for Fund shares sold	433,005
Receivable from manager	25,882
Prepaid expenses and other assets	68,916
Total assets	335,697,036
Liabilities
Payable for Fund shares redeemed	351,880
Administration fees payable	44,115
Shareholder report expenses payable	40,835
Shareholder servicing fees payable	32,602
Trustees’ fees and expenses payable	3,171
Distribution fee payable	1,088
Accrued expenses and other liabilities	28,538
Total liabilities	502,229
Total net assets	$335,194,807
Net assets consist of
Paid-in capital	$ 278,633,764
Total distributable earnings	56,561,043
Total net assets	$335,194,807
Computation of net asset value and offering price per share
Net assets – Class A	$ 134,825,188
Shares outstanding – Class A1	15,135,656
Net asset value per share – Class A	$8.91
Maximum offering price per share – Class A2	$9.45
Net assets – Class C	$ 1,758,376
Shares outstanding – Class C1	280,847
Net asset value per share – Class C	$6.26
Net assets – Class R6	$ 23,999,133
Shares outstanding – Class R6[1]	2,223,522
Net asset value per share – Class R6	$10.79
Net assets – Administrator Class	$ 17,676,037
Shares outstanding – Administrator Class[1]	1,844,485
Net asset value per share – Administrator Class	$9.58
Net assets – Institutional Class	$ 156,936,073
Shares outstanding – Institutional Class[1]	14,633,045
Net asset value per share – Institutional Class	$10.72
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Emerging Growth Fund

Statement of operations—year ended May 31, 2022

Investment income
Dividends allocated from affiliated Master Portfolio	$ 595,068
Securities lending income allocated from affiliated Master Portfolio	283,904
Affiliated income allocated from affiliated Master Portfolio	8,173
Expenses allocated from affiliated Master Portfolio	(4,742,754)
Waivers allocated from affiliated Master Portfolio	1,690
Total investment income	(3,853,919)
Expenses
Management fee	289,172
Administration fees
Class A	418,893
Class C	4,883
Class R6	7,588
Administrator Class	34,771
Institutional Class	421,858
Shareholder servicing fees
Class A	498,682
Class C	5,746
Administrator Class	66,496
Distribution fee
Class C	17,236
Custody and accounting fees	16,812
Professional fees	38,377
Registration fees	57,614
Shareholder report expenses	22,326
Trustees’ fees and expenses	20,688
Other fees and expenses	8,011
Total expenses	1,929,153
Less: Fee waivers and/or expense reimbursements
Fund-level	(483,465)
Class A	(30,022)
Class R6	(2,529)
Institutional Class	(129,803)
Net expenses	1,283,334
Net investment loss	(5,137,253)
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	232,050,592
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(327,135,019)
Net realized and unrealized gains (losses) on investments	(95,084,427)
Net decrease in net assets resulting from operations	$(100,221,680)
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment loss		$ (5,137,253)		$ (6,987,906)
Net realized gains on investments		232,050,592		164,596,232
Net change in unrealized gains (losses) on investments		(327,135,019)		172,105,999
Net increase (decrease) in net assets resulting from operations		(100,221,680)		329,714,325
Distributions to shareholders from
Net investment income and net realized gains
Class A		(62,681,311)		(40,824,693)
Class C		(1,233,291)		(488,552)
Class R6		(5,898,804)		(4,264,478)
Administrator Class		(7,999,256)		(5,278,969)
Institutional Class		(61,664,834)		(104,301,425)
Total distributions to shareholders		(139,477,496)		(155,158,117)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	422,522	6,066,711	594,602	10,958,344
Class C	97,992	1,394,743	67,936	1,035,606
Class R6	1,375,088	22,705,246	203,245	4,206,281
Administrator Class	159,434	2,285,979	354,817	6,842,617
Institutional Class	5,047,859	87,194,049	8,415,847	166,124,291
		119,646,728		189,167,139
Reinvestment of distributions
Class A	4,788,131	60,617,734	2,332,324	38,903,166
Class C	138,107	1,233,291	36,568	488,552
Class R6	125,710	1,924,617	68,148	1,296,851
Administrator Class	585,228	7,964,955	299,668	5,253,185
Institutional Class	4,040,376	61,494,520	5,494,647	104,178,513
		133,235,117		150,120,267
Payment for shares redeemed
Class A	(1,754,937)	(23,706,994)	(1,365,780)	(24,392,486)
Class C	(117,521)	(1,197,540)	(71,196)	(1,109,781)
Class R6	(330,224)	(6,538,508)	(409,558)	(8,565,269)
Administrator Class	(413,854)	(5,802,034)	(528,979)	(9,983,853)
Institutional Class	(26,013,236)	(552,947,062)	(11,301,966)	(220,272,610)
		(590,192,138)		(264,323,999)
Net increase (decrease) in net assets resulting from capital share transactions		(337,310,293)		74,963,407
Total increase (decrease) in net assets		(577,009,469)		249,519,615
Net assets
Beginning of period		912,204,276		662,684,661
End of period		$ 335,194,807		$ 912,204,276
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Emerging Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.05	$14.71	$13.51	$17.04	$14.57
Net investment loss	(0.16) [1]	(0.20) [1]	(0.17)	(0.16) [1]	(0.15)
Net realized and unrealized gains (losses) on investments	(3.47)	7.69	2.13	(0.19)	4.57
Total from investment operations	(3.63)	7.49	1.96	(0.35)	4.42
Distributions to shareholders from
Net realized gains	(5.51)	(4.15)	(0.76)	(3.18)	(1.95)
Net asset value, end of period	$8.91	$18.05	$14.71	$13.51	$17.04
Total return[2]	(29.16)%	53.22%	14.97%	(0.84)%	32.91%
Ratios to average net assets (annualized)*
Gross expenses	1.36%	1.35%	1.36%	1.35%	1.36%
Net expenses	1.26%	1.27%	1.27%	1.29%	1.35%
Net investment loss	(1.10)%	(1.12)%	(1.08)%	(1.06)%	(1.01)%
Supplemental data
Portfolio turnover rate[3]	51%	48%	55%	71%	47%
Net assets, end of period (000s omitted)	$134,825	$210,838	$148,866	$145,898	$153,526

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.41	$12.40	$11.58	$15.19	$13.28
Net investment loss	(0.20) [1]	(0.28) [1]	(0.21) [1]	(0.25) [1]	(0.25) [1]
Net realized and unrealized gains (losses) on investments	(2.44)	6.44	1.79	(0.18)	4.11
Total from investment operations	(2.64)	6.16	1.58	(0.43)	3.86
Distributions to shareholders from
Net realized gains	(5.51)	(4.15)	(0.76)	(3.18)	(1.95)
Net asset value, end of period	$6.26	$14.41	$12.40	$11.58	$15.19
Total return[2]	(29.71)%	52.19%	14.16%	(1.55)%	31.82%
Ratios to average net assets (annualized)*
Gross expenses	2.10%	2.10%	2.11%	2.10%	2.11%
Net expenses	2.03%	2.03%	2.03%	2.04%	2.10%
Net investment loss	(1.86)%	(1.89)%	(1.84)%	(1.78)%	(1.76)%
Supplemental data
Portfolio turnover rate[3]	51%	48%	55%	71%	47%
Net assets, end of period (000s omitted)	$1,758	$2,338	$1,599	$1,761	$4,190

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Emerging Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$20.64	$16.34	$14.86	$18.70
Net investment loss	(0.10)	(0.14)	(0.10) [2]	(0.07) [2]
Net realized and unrealized gains (losses) on investments	(4.24)	8.59	2.34	(0.59)
Total from investment operations	(4.34)	8.45	2.24	(0.66)
Distributions to shareholders from
Net realized gains	(5.51)	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$10.79	$20.64	$16.34	$14.86
Total return[3]	(28.91)%	53.85%	15.51%	(2.35)%
Ratios to average net assets (annualized)*
Gross expenses	0.94%	0.92%	0.93%	0.92%
Net expenses	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.68)%	(0.68)%	(0.67)%	(0.51)%
Supplemental data
Portfolio turnover rate[4]	51%	48%	55%	71%
Net assets, end of period (000s omitted)	$23,999	$21,729	$19,458	$22

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.83%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019[1]	0.81%

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.98	$15.31	$14.02	$17.54	$14.93
Net investment loss	(0.17) [1]	(0.20) [1]	(0.14) [1]	(0.15) [1]	(0.14) [1]
Net realized and unrealized gains (losses) on investments	(3.72)	8.02	2.19	(0.19)	4.70
Total from investment operations	(3.89)	7.82	2.05	(0.34)	4.56
Distributions to shareholders from
Net realized gains	(5.51)	(4.15)	(0.76)	(3.18)	(1.95)
Net asset value, end of period	$9.58	$18.98	$15.31	$14.02	$17.54
Total return	(29.09)%	53.31%	15.07%	(0.75)%	33.06%
Ratios to average net assets (annualized)*
Gross expenses	1.28%	1.27%	1.28%	1.27%	1.28%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss	(1.04)%	(1.05)%	(1.01)%	(0.94)%	(0.86)%
Supplemental data
Portfolio turnover rate[2]	51%	48%	55%	71%	47%
Net assets, end of period (000s omitted)	$17,676	$28,730	$21,250	$23,549	$52,335

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Emerging Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$20.55	$16.29	$14.83	$18.30	$15.46
Net investment loss	(0.14) [1]	(0.15)	(0.11) [1]	(0.13)	(0.09)
Net realized and unrealized gains (losses) on investments	(4.18)	8.56	2.33	(0.16)	4.88
Total from investment operations	(4.32)	8.41	2.22	(0.29)	4.79
Distributions to shareholders from
Net realized gains	(5.51)	(4.15)	(0.76)	(3.18)	(1.95)
Net asset value, end of period	$10.72	$20.55	$16.29	$14.83	$18.30
Total return	(28.95)%	53.75%	15.40%	(0.42)%	33.44%
Ratios to average net assets (annualized)*
Gross expenses	1.02%	1.02%	1.03%	1.02%	1.03%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss	(0.75)%	(0.75)%	(0.71)%	(0.67)%	(0.56)%
Supplemental data
Portfolio turnover rate[2]	51%	48%	55%	71%	47%
Net assets, end of period (000s omitted)	$156,936	$648,569	$471,512	$578,073	$606,729

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.82%
Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Emerging Growth Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Emerging Growth Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 90.11% of Allspring Emerging Growth Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

20  |  Allspring Emerging Growth Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $267,242,409 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$67,926,824
Gross unrealized losses	0
Net unrealized gains	$67,926,824
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses and redemptions-in-kind. At May 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$169,163,798	$(169,163,798)
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $11,365,781 in short-term capital losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Emerging Growth Portfolio	Seek long-term capital appreciation	$335,169,233
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Allspring Emerging Growth Fund  |  21

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:

22  |  Allspring Emerging Growth Fund

Notes to financial statements
Expense ratio caps
Class A	1.28%
Class C	2.03
Class R6	0.85
Administrator Class	1.20
Institutional Class	0.90
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $2,990 from the sale of Class A shares and $16 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $281,909,209 and $394,145,862, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$ 0	$ 11,568,904
Long-term capital gain	139,477,496	143,589,213

Allspring Emerging Growth Fund  |  23

Notes to financial statements
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Post-October capital losses deferred
$67,926,824	$(11,365,781)
8. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the health care and information technology sectors.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. REDEMPTIONS IN-KIND
During the year ended May 31, 2022, the Fund redeemed assets through in-kind redemptions for a shareholder in the Institutional Class. The realized gains (losses) recognized by the Fund are reflected on the Statement of Operations and these redemption transactions are reflected on the Statement of Changes in Net Assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder was as follows:
Date	Value of securities issued	Cash paid	Realized gains (losses)	% of the Fund
8-27-2021	$348,404,897	$1,817,058	$176,872,468	39.45%
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Allspring Emerging Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Emerging Growth Fund (formerly, Wells Fargo Emerging Growth Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Emerging Growth Fund  |  25

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 97.13%
Communication services: 1.35%
Interactive media & services: 0.79%
Eventbrite Incorporated Class A †	250,060	$ 2,933,204
Media: 0.56%
TechTarget Incorporated †	29,100	2,068,719
Consumer discretionary: 12.00%
Auto components: 1.45%
Fox Factory Holding Corporation †	65,918	5,406,594
Hotels, restaurants & leisure: 5.03%
Hilton Grand Vacations Incorporated †	164,700	7,535,025
Papa John's International Incorporated	93,965	8,269,860
Wingstop Incorporated	36,478	2,905,837
		18,710,722
Leisure products: 1.03%
YETI Holdings Incorporated †	83,940	3,840,255
Specialty retail: 3.26%
Boot Barn Holdings Incorporated †	32,650	2,634,855
Leslie's Incorporated †	197,114	3,827,954
Lithia Motors Incorporated Class A	18,642	5,675,930
		12,138,739
Textiles, apparel & luxury goods: 1.23%
Crocs Incorporated †	29,675	1,654,678
Deckers Outdoor Corporation †	10,803	2,901,254
		4,555,932
Consumer staples: 4.88%
Beverages: 1.28%
Celsius Holdings Incorporated †	34,785	2,333,726
Duckhorn Portfolio Incorporated †	123,000	2,416,950
		4,750,676
Food & staples retailing: 1.89%
The Chef's Warehouse Incorporated †	197,195	7,045,777
Food products: 1.71%
Freshpet Incorporated †	83,218	5,989,199
The Simply Good Foods Company †	9,300	371,628
		6,360,827
Financials: 5.76%
Capital markets: 2.18%
Stifel Financial Corporation	126,366	8,108,906
Insurance: 3.58%
Kinsale Capital Group Incorporated	60,493	13,301,201
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Emerging Growth Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Health care: 24.76%
Biotechnology: 7.73%
Arcutis Biotherapeutics Incorporated †	181,556	$ 3,790,889
Biohaven Pharmaceutical Holding Company †	41,516	5,967,095
Cytokinetics Incorporated †	50,900	2,030,910
Fate Therapeutics Incorporated †	56,667	1,309,008
Halozyme Therapeutics Incorporated †	175,140	8,052,937
Vericel Corporation †	279,833	7,597,466
		28,748,305
Health care equipment & supplies: 10.84%
Axonics Incorporated †	123,650	6,182,500
Figs Incorporated Class A †	208,403	1,854,787
iRhythm Technologies Incorporated †	50,300	7,084,755
Nyxoah SA †	38,370	479,625
Orthopediatrics Corporation †	103,181	4,763,867
Outset Medical Incorporated †	78,411	1,709,360
Pulmonx Corporation †	63,344	1,156,661
Shockwave Medical Incorporated †	62,425	10,250,809
SI-BONE Incorporated †	219,793	3,285,905
Silk Road Medical Incorporated †	39,324	1,306,343
Tandem Diabetes Care Incorporated †	33,110	2,257,109
		40,331,721
Health care providers & services: 1.29%
Castle Biosciences Incorporated †	134,156	2,987,654
Privia Health Group Incorporated †	75,727	1,814,419
		4,802,073
Health care technology: 1.97%
Inspire Medical Systems Incorporated †	41,499	7,338,268
Life sciences tools & services: 1.67%
Akoya Biosciences Incorporated †	114,346	1,332,133
Alpha Teknova Incorporated †	70,934	542,645
Codexis Incorporated †	407,127	4,348,116
		6,222,894
Pharmaceuticals: 1.26%
Amylyx Pharmaceuticals Incorporated †«	121,300	1,078,357
Pacira Biosciences Incorporated †	56,700	3,586,275
		4,664,632
Industrials: 13.94%
Building products: 2.63%
Zurn Water Solutions Corporation	339,484	9,783,929
Commercial services & supplies: 2.45%
Casella Waste Systems Incorporated Class A †	127,341	9,115,069
Construction & engineering: 0.33%
Construction Partners Incorporated Class A †	53,285	1,225,022
Electrical equipment: 2.00%
Regal Rexnord Corporation	59,617	7,449,144
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Portfolio  |  27

Portfolio of investments—May 31, 2022

	Shares	Value
Machinery: 1.07%
Evoqua Water Technologies Company †	111,700	$ 3,975,403
Professional services: 3.43%
ASGN Incorporated †	133,901	12,751,392
Road & rail: 0.56%
Saia Incorporated †	10,611	2,096,627
Trading companies & distributors: 1.47%
SiteOne Landscape Supply Incorporated †	40,627	5,454,987
Information technology: 34.44%
Communications equipment: 1.34%
Calix Incorporated †	135,300	4,997,982
Electronic equipment, instruments & components: 2.52%
Novanta Incorporated †	76,105	9,357,871
IT services: 6.48%
BigCommerce Holdings Incorporated Series 1 †	219,010	4,058,255
DigitalOcean Holdings Incorporated †	53,250	2,601,263
Endava plc ADR †	52,514	5,298,137
EVO Payments Incorporated Class A †	159,917	3,686,087
Flywire Corporation †	75,300	1,454,043
Paymentus Holdings Incorporated A †«	127,654	1,939,064
Perficient Incorporated †	34,000	3,328,940
Shift4 Payments Incorporated Class A †	38,200	1,743,830
		24,109,619
Semiconductors & semiconductor equipment: 7.05%
Allegro MicroSystems Incorporated †	218,612	5,629,259
Diodes Incorporated †	91,486	7,045,337
Semtech Corporation †	115,356	7,393,166
Silicon Laboratories Incorporated †	25,074	3,740,038
Sitime Corporation †	11,300	2,406,900
		26,214,700
Software: 17.05%
CyberArk Software Limited †	52,860	7,342,254
Domo Incorporated Class B †	93,500	2,980,780
Jamf Holding Corporation †	174,518	4,492,093
Olo Incorporated Class A †	187,549	1,997,397
Paycor HCM Incorporated †	201,195	4,933,301
Q2 Holdings Incorporated †	85,605	4,513,952
Rapid7 Incorporated †	150,875	10,692,511
RingCentral Incorporated Class A †	29,100	1,837,374
Sprout Social Incorporated Class A †	110,596	5,632,654
SPS Commerce Incorporated †	111,296	11,913,124
Verint Systems Incorporated †	21,500	1,097,360
Workiva Incorporated †	82,020	5,988,280
		63,421,080
Total Common stocks (Cost $288,212,313)		361,282,270

The accompanying notes are an integral part of these financial statements.

28  |  Allspring Emerging Growth Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Investment companies: 1.51%
Exchange-traded funds: 1.51%
iShares Russell 2000 Growth ETF «	25,491	$ 5,620,001
Total Investment companies (Cost $5,207,481)		5,620,001

		Yield
Short-term investments: 2.71%
Investment companies: 2.71%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	6,288,467	6,288,467
Securities Lending Cash Investments LLC ♠∩∞		0.91	3,803,495	3,803,495
Total Short-term investments (Cost $10,091,962)				10,091,962
Total investments in securities (Cost $303,511,756)	101.35%			376,994,233
Other assets and liabilities, net	(1.35)			(5,022,166)
Total net assets	100.00%			$371,972,067

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$9,477,635	$167,213,623	$(170,402,791)	$0	$0	$ 6,288,467	6,288,467	$ 8,983
Securities Lending Cash Investments LLC	3,883,200	157,799,929	(157,879,634)	0	0	3,803,495	3,803,495	10,508 #
				$0	$0	$10,091,962		$19,491

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Portfolio  |  29

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities (including $3,684,297 of securities loaned), at value (cost $293,419,794)	$ 366,902,271
Investments in affiliated securities, at value (cost $10,091,962)	10,091,962
Receivable for investments sold	381,575
Receivable for dividends	67,123
Receivable for securities lending income, net	6,189
Prepaid expenses and other assets	9,400
Total assets	377,458,520
Liabilities
Payable upon receipt of securities loaned	3,803,495
Payable for investments purchased	1,406,160
Advisory fee payable	249,092
Accrued expenses and other liabilities	27,706
Total liabilities	5,486,453
Total net assets	$371,972,067
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Emerging Growth Portfolio

Statement of operations—year ended May 31, 2022

Investment income
Dividends	$ 644,315
Securities lending income (including from affiliate), net	308,685
Income from affiliated securities	8,983
Total investment income	961,983
Expenses
Advisory fee	4,944,352
Custody and accounting fees	68,903
Professional fees	50,725
Interest holder report expenses	10,065
Trustees’ fees and expenses	19,821
Other fees and expenses	19,191
Total expenses	5,113,057
Less: Fee waivers and/or expense reimbursements	(1,873)
Net expenses	5,111,184
Net investment loss	(4,149,201)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	254,745,270
Net change in unrealized gains (losses) on investments	(361,893,191)
Net realized and unrealized gains (losses) on investments	(107,147,921)
Net decrease in net assets resulting from operations	$(111,297,122)
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Portfolio  |  31

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment loss	$ (4,149,201)	$ (5,761,179)
Net realized gains on investments	254,745,270	181,278,904
Net change in unrealized gains (losses) on investments	(361,893,191)	176,777,300
Net increase (decrease) in net assets resulting from operations	(111,297,122)	352,295,025
Capital transactions
Transactions in investors’ beneficial interests
Contributions	75,769,980	97,803,647
Withdrawals	(550,022,954)	(215,997,204)
Net decrease in net assets resulting from capital transactions	(474,252,974)	(118,193,557)
Total increase (decrease) in net assets	(585,550,096)	234,101,468
Net assets
Beginning of period	957,522,163	723,420,695
End of period	$ 371,972,067	$ 957,522,163
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Emerging Growth Portfolio

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(28.85)%	53.94%	15.49%	(0.28)%	33.60%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.81%	0.81%	0.81%	0.81%
Net expenses[1]	0.82%	0.81%	0.81%	0.81%	0.81%
Net investment loss	(0.67)%	(0.66)%	(0.62)%	(0.57)%	(0.47)%
Supplemental data
Portfolio turnover rate	51%	48%	55%	71%	47%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

Allspring Emerging Growth Portfolio  |  33

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Emerging Growth Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income (including from affiliate) (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the

34  |  Allspring Emerging Growth Portfolio

Notes to financial statements
borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $304,753,203 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$123,095,654
Gross unrealized losses	(50,854,624)
Net unrealized gains	$ 72,241,030
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Emerging Growth Portfolio  |  35

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 5,001,923	$0	$0	$ 5,001,923
Consumer discretionary	44,652,242	0	0	44,652,242
Consumer staples	18,157,280	0	0	18,157,280
Financials	21,410,107	0	0	21,410,107
Health care	92,107,893	0	0	92,107,893
Industrials	51,851,573	0	0	51,851,573
Information technology	128,101,252	0	0	128,101,252
Investment companies	5,620,001	0	0	5,620,001
Short-term investments
Investment companies	10,091,962	0	0	10,091,962
Total assets	$376,994,233	$0	$0	$376,994,233
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduced the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.

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Notes to financial statements
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $312,863,893 and $437,424,550, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Citigroup Global Markets Incorporated	$2,050,371	$(2,050,371)	$0
JPMorgan Securities LLC	413,385	(413,385)	0
Morgan Stanley & Company LLC	1,220,541	(1,220,541)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a

Allspring Emerging Growth Portfolio  |  37

Notes to financial statements
variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

38  |  Allspring Emerging Growth Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Emerging Growth Portfolio (formerly, Wells Fargo Emerging Growth Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Emerging Growth Portfolio  |  39

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $139,477,496 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

40  |  Allspring Emerging Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Emerging Growth Fund  |  41

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42  |  Allspring Emerging Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Emerging Growth Fund  |  43

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

44  |  Allspring Emerging Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00186 07-22
A282/AR282 05-22

Annual Report
May 31, 2022
Allspring Index Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Index Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Index Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Index Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Index Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Index Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.
Notice to Shareholders
At a meeting held February 23-24, 2022, the Board of Trustees of the Fund approved a proposal to collapse the master-feeder structure under which the Fund invested 100% of its assets in the Allspring Index Portfolio. On June 1, 2022, the Fund began to invest substantially all of its assets directly in a portfolio of securities based on the Fund’s existing investment strategy. For additional details regarding this and related changes, please consult the Fund’s prospectuses, summary prospectuses and statement of additional information.

Allspring Index Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks to replicate the total returns of the S&P 500 Index, before fees and expenses.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Allspring Global Investments, LLC
Portfolio managers	John R. Campbell, CFA®‡, David Neal, CFA®‡, Robert M. Wicentowski, CFA®‡
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFILX)	11-4-1998	-6.44	11.49	13.15	-0.74	12.82	13.82	0.66	0.45
Class C (WFINX)	4-30-1999	-2.48	12.00	13.14	-1.48	12.00	13.14	1.41	1.20
Administrator Class (WFIOX)	2-14-1985	–	–	–	-0.55	13.04	14.09	0.43	0.25
S&P 500 Index[3]	–	–	–	–	-0.30	13.38	14.40	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.45% for Class A, 1.20% for Class C and 0.25% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Index Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Index Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended May 31, 2022.
■	During the period, the Fund experienced negative returns in the communication services, consumer discretionary, industrials, and financials sectors, while it benefited from positive returns in seven of the Global Industry Classification Standard economic sectors.
■	Communication services was the Fund’s lowest-performing sector, while energy was the best performer by far.
Conditions supported equity markets through the end of 2021.
Throughout most of 2021, equity markets were supported by robust corporate earnings and consumer spending, still-accommodative monetary policy, and an improving labor market. Toward the end of the year, equities overcame rising inflation, slowing economic growth, supply chain disruptions, waning fiscal stimulus, and the emergence of the Omicron variant of COVID-19.
Ten largest holdings (%) as of May 31, 2022[1]
Apple Incorporated	6.48
Microsoft Corporation	5.72
Amazon.com Incorporated	2.95
Alphabet Incorporated Class A	1.92
Tesla Motors Incorporated	1.78
Alphabet Incorporated Class C	1.78
Berkshire Hathaway Incorporated Class B	1.63
Johnson & Johnson	1.33
UnitedHealth Group Incorporated	1.31
NVIDIA Corporation	1.31
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
2022 was volatile in its first five months, with a market correction, a war in Ukraine, and surging inflation.
A volatile start to 2022 began with January’s market correction and included a rally in March that partially offset some of the earlier losses. The economy continued to rebound in early 2022, showing minimal disruption by the Omicron wave of COVID-19. However, the post–Cold War era effectively ended on February 24, when Russia’s full-scale invasion of Ukraine triggered the largest European military conflict since World War II. As shockwaves rippled across global commodities markets, a United States– and European Union–led coalition of governments, central banks, and corporations imposed unprecedented sanctions designed to isolate and financially cripple Russia, the world’s third-largest oil producer. The fallout from Russia’s aggression sparked the worst global energy crisis since 1973. By April, global equity markets came under intense pressure from elevated inflation, surging energy prices, slowing growth, tightening monetary policy, and Russia’s ongoing war with Ukraine.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
The Fund’s periodic rebalancing aligned with the changing weights and constituents of the S&P 500 Index.
The objective of the Fund is to replicate the performance of the S&P 500 Index before fees and expenses. The portfolio management team uses an investment process designed with the goal of controlling trading and implementation costs and reducing tracking error as much as possible. The portfolio holdings will be highly reflective of the index composition, and the strategy’s performance should closely align with that of the index. Periodic rebalancing takes place to reflect the frequently changing weights and constituents of the index. Consistent with its objective, during the period, the Fund performed closely in line with the return of the benchmark before fees and expenses.

8  |  Allspring Index Fund

Performance highlights (unaudited)
The communication services and consumer discretionary sectors produced the lowest returns.
Within communication services, 59% of the holdings (17 of 29) were down double digits and only two stocks finished with positive returns. Interactive media and entertainment companies, including Meta Platforms, Inc.; The Walt Disney Co.; and Netflix, Inc., were significant detractors. Within consumer discretionary, 59% of companies (44 of 74) also had double-digit losses. A significant decline in Amazon.com, Inc., one of the S&P 500’s largest constituents, was the largest detractor from the overall index over the period.
The energy sector led the S&P 500 Index.
Within the energy sector, 88% of companies (21 of 24) were up double digits, including six with triple-digit returns. The three largest oil, gas, and consumable fuels companies in the index returned more than 70% each and contributed about 1% to the index return. Crude oil prices have risen significantly since the beginning of the war in Ukraine and these companies are reaping the benefits of those higher prices.
Accommodative monetary and fiscal policy could rapidly shift the economy into mid-cycle dynamics.
For 2022, given a slowing growth backdrop and tightening financial conditions, we doubt we will see broad-based expansion of stock valuations. Strong revenue growth could offset some margin compression, but we expect that in 2022 there will be a divergence between firms that can maintain their margins and expand market share versus those that cannot. As the economic data continues to decelerate from the lofty levels of the post-pandemic restart, we would expect the market to emphasize higher-quality stocks. The path forward will likely be volatile as equity markets are expected to be highly susceptible to geopolitical tensions and changes in monetary policy.

Allspring Index Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 909.60	$2.09	0.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.22	0.44%
Class C
Actual	$1,000.00	$ 906.04	$5.70	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Administrator Class
Actual	$1,000.00	$ 910.36	$1.19	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	$1.26	0.25%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring Index Fund

Portfolio of investments—May 31, 2022

		Value
Investment companies: 100.09%
Affiliated master portfolio: 100.09%
Allspring Index Portfolio		$ 1,153,439,883
Total Investment companies (Cost $130,653,830)		1,153,439,883
Total investments in securities (Cost $130,653,830)	100.09%	1,153,439,883
Other assets and liabilities, net	(0.09)	(1,010,387)
Total net assets	100.00%	$1,152,429,496
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Index Portfolio	96.64%	100.00%	$112,329,447	$(127,015,886)	$17,490,724	$19,097	$1,153,439,883
The accompanying notes are an integral part of these financial statements.

Allspring Index Fund  |  11

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $130,653,830)	$ 1,153,439,883
Receivable for Fund shares sold	432,650
Receivable from manager	116,971
Total assets	1,153,989,504
Liabilities
Payable for Fund shares redeemed	1,099,660
Shareholder servicing fees payable	184,145
Administration fees payable	177,521
Distribution fee payable	6,611
Trustees’ fees and expenses payable	3,206
Accrued expenses and other liabilities	88,865
Total liabilities	1,560,008
Total net assets	$1,152,429,496
Net assets consist of
Paid-in capital	$ 57,774,580
Total distributable earnings	1,094,654,916
Total net assets	$1,152,429,496
Computation of net asset value and offering price per share
Net assets – Class A	$ 771,924,921
Shares outstanding – Class A1	16,969,627
Net asset value per share – Class A	$45.49
Maximum offering price per share – Class A2	$48.27
Net assets – Class C	$ 10,537,711
Shares outstanding – Class C1	226,607
Net asset value per share – Class C	$46.50
Net assets – Administrator Class	$ 369,966,864
Shares outstanding – Administrator Class[1]	7,916,603
Net asset value per share – Administrator Class	$46.73
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Index Fund

Statement of operations—year ended May 31, 2022

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $85,108)	$ 17,490,724
Affiliated income allocated from affiliated Master Portfolio	19,097
Expenses allocated from affiliated Master Portfolio	(1,415,982)
Total investment income	16,093,839
Expenses
Management fee	643,597
Administration fees
Class A	1,793,269
Class C	25,728
Administrator Class	547,307
Shareholder servicing fees
Class A	2,134,845
Class C	30,542
Administrator Class	310,348
Distribution fee
Class C	91,200
Custody and accounting fees	7,696
Professional fees	33,279
Registration fees	16,479
Shareholder report expenses	27,169
Trustees’ fees and expenses	20,687
Other fees and expenses	1,107
Total expenses	5,683,253
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,531,621)
Class A	(597,756)
Class C	(6,126)
Administrator Class	(1,646)
Net expenses	3,546,104
Net investment income	12,547,735
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	112,329,479
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(127,015,918)
Net realized and unrealized gains (losses) on investments	(14,686,439)
Net decrease in net assets resulting from operations	$ (2,138,704)
The accompanying notes are an integral part of these financial statements.

Allspring Index Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 12,547,735		$ 13,016,141
Net realized gains on investments		112,329,479		101,189,274
Net change in unrealized gains (losses) on investments		(127,015,918)		267,094,800
Net increase (decrease) in net assets resulting from operations		(2,138,704)		381,300,215
Distributions to shareholders from
Net investment income and net realized gains
Class A		(77,882,126)		(99,506,178)
Class C		(1,006,598)		(1,661,488)
Administrator Class		(38,543,455)		(50,898,614)
Total distributions to shareholders		(117,432,179)		(152,066,280)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	434,540	22,338,966	543,966	25,097,626
Class C	20,668	1,096,073	12,993	609,026
Administrator Class	541,048	28,070,542	1,009,053	47,555,074
		51,505,581		73,261,726
Reinvestment of distributions
Class A	1,474,352	75,486,719	2,188,868	96,461,288
Class C	16,134	841,241	31,396	1,403,441
Administrator Class	682,313	35,905,912	1,056,266	47,713,951
		112,233,872		145,578,680
Payment for shares redeemed
Class A	(1,599,593)	(81,454,786)	(2,068,334)	(95,239,910)
Class C	(54,965)	(2,849,529)	(183,902)	(8,615,422)
Administrator Class	(1,365,467)	(70,021,494)	(2,159,572)	(101,444,640)
		(154,325,809)		(205,299,972)
Net increase in net assets resulting from capital share transactions		9,413,644		13,540,434
Total increase (decrease) in net assets		(110,157,239)		242,774,369
Net assets
Beginning of period		1,262,586,735		1,019,812,366
End of period		$1,152,429,496		$1,262,586,735
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Index Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$50.17	$41.27	$49.48	$63.35	$66.85
Net investment income	0.46	0.48	0.65	0.82	0.99 [1]
Net realized and unrealized gains (losses) on investments	(0.33)	14.92	5.82	0.54	7.99
Total from investment operations	0.13	15.40	6.47	1.36	8.98
Distributions to shareholders from
Net investment income	(0.46)	(0.57)	(0.67)	(0.90)	(1.02)
Net realized gains	(4.35)	(5.93)	(14.01)	(14.33)	(11.46)
Total distributions to shareholders	(4.81)	(6.50)	(14.68)	(15.23)	(12.48)
Net asset value, end of period	$45.49	$50.17	$41.27	$49.48	$63.35
Total return[2]	(0.74)%	39.71%	12.02%	3.32%	13.87%
Ratios to average net assets (annualized)*
Gross expenses	0.63%	0.65%	0.67%	0.65%	0.63%
Net expenses	0.44%	0.44%	0.44%	0.45%	0.45%
Net investment income	0.92%	1.08%	1.47%	1.51%	1.49%
Supplemental data
Portfolio turnover rate[3]	2%	4%	3%	4%	3%
Net assets, end of period (000s omitted)	$771,925	$835,781	$660,101	$676,511	$702,866

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.11%
Year ended May 31, 2021	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Index Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$51.19	$41.90	$50.02	$63.67	$67.11
Net investment income	0.08 [1]	0.16 [1]	0.30	0.46 [1]	0.50 [1]
Net realized and unrealized gains (losses) on investments	(0.37)	15.21	5.84	0.52	8.00
Total from investment operations	(0.29)	15.37	6.14	0.98	8.50
Distributions to shareholders from
Net investment income	(0.05)	(0.15)	(0.25)	(0.30)	(0.48)
Net realized gains	(4.35)	(5.93)	(14.01)	(14.33)	(11.46)
Total distributions to shareholders	(4.40)	(6.08)	(14.26)	(14.63)	(11.94)
Net asset value, end of period	$46.50	$51.19	$41.90	$50.02	$63.67
Total return[2]	(1.48)%	38.83%	11.17%	2.54%	13.02%
Ratios to average net assets (annualized)*
Gross expenses	1.37%	1.40%	1.42%	1.39%	1.38%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.16%	0.34%	0.72%	0.77%	0.72%
Supplemental data
Portfolio turnover rate[3]	2%	4%	3%	4%	3%
Net assets, end of period (000s omitted)	$10,538	$12,530	$16,103	$19,146	$66,117

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.11%
Year ended May 31, 2021	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Index Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$51.41	$42.15	$50.24	$64.04	$67.43
Net investment income	0.58	0.58	0.81	1.02 [1]	1.26
Net realized and unrealized gains (losses) on investments	(0.36)	15.26	5.85	0.48	7.94
Total from investment operations	0.22	15.84	6.66	1.50	9.20
Distributions to shareholders from
Net investment income	(0.55)	(0.65)	(0.74)	(0.97)	(1.13)
Net realized gains	(4.35)	(5.93)	(14.01)	(14.33)	(11.46)
Total distributions to shareholders	(4.90)	(6.58)	(14.75)	(15.30)	(12.59)
Net asset value, end of period	$46.73	$51.41	$42.15	$50.24	$64.04
Total return	(0.55)%	39.97%	12.25%	3.52%	14.10%
Ratios to average net assets (annualized)*
Gross expenses	0.37%	0.42%	0.44%	0.41%	0.40%
Net expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	1.11%	1.28%	1.67%	1.72%	1.70%
Supplemental data
Portfolio turnover rate[2]	2%	4%	3%	4%	3%
Net assets, end of period (000s omitted)	$369,967	$414,276	$343,609	$460,934	$829,004

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.11%
Year ended May 31, 2021	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Index Fund  |  17

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Index Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Index Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 100.00% of Allspring Index Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

18  |  Allspring Index Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $132,856,262 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,020,583,621
Gross unrealized losses	0
Net unrealized gains	$1,020,583,621
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses	$1,153,439,833
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Allspring Index Fund  |  19

Notes to financial statements
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.45%
Class C	1.20
Administrator Class	0.25
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $2,547 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C shares are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class is charged

20  |  Allspring Index Fund

Notes to financial statements
a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $28,275,102 and $168,811,347, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$18,177,161	$ 16,705,769
Long-term capital gain	99,255,018	135,360,511
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred
$5,466,566	$69,824,030	$1,020,583,621	$(1,202,385)
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $1,202,385 in short-term capital losses which will be recognized in the first day of the following fiscal year.
8. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the information technology sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Index Fund  |  21

Notes to financial statements
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENT
At a meeting held February 23-24, 2022, the Board of Trustees of the Fund approved a proposal to collapse the master-feeder structure under which the Fund invests 100% of its assets in the Allspring Index Portfolio. After the close of business on May 31, 2022, the Fund redeemed its investment in Allspring Index Portfolio, the affiliated Master Portfolio. The Fund received its redemption proceeds in the form of an in-kind distribution of the securities held by Allspring Index Portfolio along with acquiring the assets and assuming the liabilities of Allspring Index Portfolio. Immediately after this transaction, the Fund began operating as a stand-alone fund with its investments managed by Allspring Funds Management and Allspring Investments.

22  |  Allspring Index Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Index Fund (formerly, Wells Fargo Index Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Index Fund  |  23

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 98.06%
Communication services: 8.64%
Diversified telecommunication services: 1.06%
AT&T Incorporated	231,141	$ 4,920,992
Lumen Technologies Incorporated	29,827	365,082
Verizon Communications Incorporated	135,881	6,969,336
		12,255,410
Entertainment: 1.30%
Activision Blizzard Incorporated	25,217	1,963,900
Electronic Arts Incorporated	9,103	1,262,131
Live Nation Entertainment Incorporated †	4,372	415,559
Netflix Incorporated †	14,370	2,837,213
Take-Two Interactive Software Incorporated †	5,117	637,220
The Walt Disney Company †	58,930	6,508,229
Warner Bros. Discovery Incorporated †	71,579	1,320,633
		14,944,885
Interactive media & services: 5.10%
Alphabet Incorporated Class A †	9,735	22,149,461
Alphabet Incorporated Class C †	8,991	20,506,493
Match Group Incorporated †	9,163	721,861
Meta Platforms Incorporated Class A †	74,741	14,472,847
Twitter Incorporated †	25,882	1,024,927
		58,875,589
Media: 0.96%
Charter Communications Incorporated Class A †	3,858	1,955,736
Comcast Corporation Class A	146,426	6,483,743
DISH Network Corporation Class A †	8,083	184,535
Fox Corporation Class A	10,222	362,983
Fox Corporation Class B	4,719	154,358
Interpublic Group of Companies Incorporated	12,741	410,642
News Corporation Class A	12,652	220,145
News Corporation Class B	3,919	68,896
Omnicom Group Incorporated	6,765	504,737
ViacomCBS Incorporated Class B	19,638	674,173
		11,019,948
Wireless telecommunication services: 0.22%
T-Mobile US Incorporated †	19,004	2,533,043
Consumer discretionary: 10.68%
Auto components: 0.11%
Aptiv plc †	8,756	930,237
BorgWarner Incorporated	7,761	312,924
		1,243,161
Automobiles: 2.09%
Ford Motor Company	127,317	1,741,697
General Motors Company †	47,032	1,819,198
Tesla Motors Incorporated †	27,097	20,546,571
		24,107,466
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Distributors: 0.14%
Genuine Parts Company	4,610	$ 630,325
LKQ Corporation	8,680	446,065
Pool Corporation	1,298	517,409
		1,593,799
Hotels, restaurants & leisure: 1.85%
Booking Holdings Incorporated †	1,329	2,981,691
Caesars Entertainment Incorporated †	6,919	347,126
Carnival Corporation †	26,180	363,378
Chipotle Mexican Grill Incorporated †	911	1,277,723
Darden Restaurants Incorporated	4,134	516,750
Domino's Pizza Incorporated	1,178	427,814
Expedia Group Incorporated †	4,863	628,932
Hilton Worldwide Holdings Incorporated	9,022	1,270,839
Las Vegas Sands Corporation †	11,128	394,599
Marriott International Incorporated Class A	8,855	1,519,341
McDonald's Corporation	24,187	6,100,203
MGM Resorts International	12,192	426,354
Norwegian Cruise Line Holdings Limited †	13,494	216,039
Penn National Gaming Incorporated †	5,377	171,849
Royal Caribbean Cruises Limited †	7,258	421,472
Starbucks Corporation	37,233	2,922,791
Wynn Resorts Limited †	3,407	225,203
Yum! Brands Incorporated	9,354	1,136,230
		21,348,334
Household durables: 0.32%
D.R. Horton Incorporated	10,438	784,416
Garmin Limited	4,918	519,439
Lennar Corporation Class A	8,460	678,915
Mohawk Industries Incorporated †	1,776	251,233
Newell Rubbermaid Incorporated	12,255	262,747
NVR Incorporated †	106	471,766
PulteGroup Incorporated	8,048	364,252
Whirlpool Corporation	1,910	351,898
		3,684,666
Internet & direct marketing retail: 3.07%
Amazon.com Incorporated †	14,164	34,052,947
eBay Incorporated	20,263	986,200
Etsy Incorporated †	4,104	332,916
		35,372,063
Leisure products: 0.03%
Hasbro Incorporated	4,197	376,681
Multiline retail: 0.46%
Dollar General Corporation	7,500	1,652,550
Dollar Tree Incorporated †	7,281	1,167,363
Target Corporation	15,508	2,510,435
		5,330,348
Specialty retail: 2.07%
Advance Auto Parts Incorporated	2,018	383,137
AutoZone Incorporated †	668	1,375,846
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  25

Portfolio of investments—May 31, 2022

	Shares	Value
Specialty retail (continued)
Bath & Body Works Incorporated	8,342	$ 342,189
Best Buy Company Incorporated	7,008	575,076
CarMax Incorporated †	5,233	519,480
Lowe's Companies Incorporated	21,808	4,259,102
O'Reilly Automotive Incorporated †	2,181	1,389,668
Ross Stores Incorporated	11,437	972,374
The Home Depot Incorporated	33,800	10,232,950
The TJX Companies Incorporated	38,611	2,454,501
Tractor Supply Company	3,684	690,234
Ulta Beauty Incorporated †	1,752	741,271
		23,935,828
Textiles, apparel & luxury goods: 0.54%
Nike Incorporated Class B	41,311	4,909,812
PVH Corporation	2,265	160,521
Ralph Lauren Corporation	1,498	151,433
Tapestry Incorporated	8,545	294,803
Under Armour Incorporated Class A †	6,106	64,601
Under Armour Incorporated Class C †	6,961	67,522
VF Corporation	10,448	527,206
		6,175,898
Consumer staples: 6.37%
Beverages: 1.61%
Brown-Forman Corporation Class B	5,915	391,100
Constellation Brands Incorporated Class A	5,319	1,305,655
Molson Coors Brewing Company Class B	6,098	340,512
Monster Beverage Corporation †	12,160	1,083,699
PepsiCo Incorporated	44,780	7,511,845
The Coca-Cola Company	125,830	7,975,105
		18,607,916
Food & staples retailing: 1.40%
Costco Wholesale Corporation	14,353	6,691,656
Sysco Corporation	16,425	1,382,657
The Kroger Company	21,657	1,147,171
Walgreens Boots Alliance Incorporated	23,192	1,016,505
Walmart Incorporated	45,790	5,889,968
		16,127,957
Food products: 1.03%
Archer Daniels Midland Company	18,112	1,644,932
Campbell Soup Company	6,544	313,523
ConAgra Foods Incorporated	15,527	510,683
General Mills Incorporated	19,525	1,363,821
Hormel Foods Corporation	9,132	444,454
Kellogg Company	8,281	577,517
Lamb Weston Holdings Incorporated	4,700	317,626
McCormick & Company Incorporated	8,084	749,548
Mondelez International Incorporated Class A	44,938	2,856,259
The Hershey Company	4,706	996,307
The J.M. Smucker Company	3,508	439,798
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Food products (continued)
The Kraft Heinz Company	22,980	$ 869,333
Tyson Foods Incorporated Class A	9,466	848,248
		11,932,049
Household products: 1.42%
Church & Dwight Company Incorporated	7,833	705,440
Colgate-Palmolive Company	27,281	2,150,016
Kimberly-Clark Corporation	10,902	1,450,184
The Clorox Company	3,983	578,969
The Procter & Gamble Company	77,589	11,473,861
		16,358,470
Personal products: 0.17%
The Estee Lauder Companies Incorporated Class A	7,523	1,915,732
Tobacco: 0.74%
Altria Group Incorporated	59,013	3,192,013
Philip Morris International Incorporated	50,165	5,330,031
		8,522,044
Energy: 4.70%
Energy equipment & services: 0.37%
Baker Hughes Incorporated	29,315	1,054,754
Halliburton Company	29,085	1,177,943
Schlumberger Limited	45,425	2,087,733
		4,320,430
Oil, gas & consumable fuels: 4.33%
APA Corporation	11,758	552,744
Cabot Oil & Gas Corporation	26,334	904,046
Chevron Corporation	62,396	10,898,085
ConocoPhillips	42,151	4,736,086
Devon Energy Corporation	20,379	1,526,387
Diamondback Energy Incorporated	5,512	837,934
EOG Resources Incorporated	18,938	2,593,748
Exxon Mobil Corporation	137,033	13,155,168
Hess Corporation	8,922	1,098,031
Kinder Morgan Incorporated	63,119	1,242,813
Marathon Oil Corporation	25,200	792,036
Marathon Petroleum Corporation	18,741	1,907,646
Occidental Petroleum Corporation	28,720	1,990,583
ONEOK Incorporated	14,434	950,479
Phillips 66	15,144	1,526,667
Pioneer Natural Resources Company	7,349	2,042,581
The Williams Companies Incorporated	39,328	1,457,496
Valero Energy Corporation	13,233	1,714,997
		49,927,527
Financials: 11.02%
Banks: 3.87%
Bank of America Corporation	230,088	8,559,274
Citigroup Incorporated	64,231	3,430,578
Citizens Financial Group Incorporated	16,018	662,825
Comerica Incorporated	4,230	351,978
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  27

Portfolio of investments—May 31, 2022

	Shares	Value
Banks (continued)
Fifth Third Bancorp	22,132	$ 872,665
First Republic Bank	5,802	899,484
Huntington Bancshares Incorporated	46,537	645,934
JPMorgan Chase & Company	95,656	12,648,593
KeyCorp	30,065	600,097
M&T Bank Corporation	5,800	1,043,826
PNC Financial Services Group Incorporated	13,595	2,384,699
Regions Financial Corporation	30,491	673,546
Signature Bank	2,031	439,244
SVB Financial Group †	1,902	929,260
Truist Financial Corporation	43,208	2,149,166
US Bancorp	43,711	2,319,743
Wells Fargo & Company	125,776	5,756,768
Zions Bancorporation	4,908	279,952
		44,647,632
Capital markets: 2.82%
Ameriprise Financial Incorporated	3,590	991,809
Bank of New York Mellon Corporation	23,946	1,116,123
BlackRock Incorporated	4,615	3,087,804
Cboe Global Markets Incorporated	3,452	387,694
CME Group Incorporated	11,633	2,312,989
FactSet Research Systems Incorporated	1,223	466,917
Franklin Resources Incorporated	9,102	246,482
Intercontinental Exchange Incorporated	18,186	1,862,065
Invesco Limited	11,047	213,649
MarketAxess Holdings Incorporated	1,231	346,748
Moody's Corporation	5,235	1,578,719
Morgan Stanley	45,885	3,952,534
MSCI Incorporated	2,630	1,163,381
Northern Trust Corporation	6,725	751,519
Raymond James Financial Incorporated	6,048	595,668
S&P Global Incorporated	11,464	4,006,439
State Street Corporation	11,846	858,717
T. Rowe Price Group Incorporated	7,419	942,881
The Charles Schwab Corporation	48,662	3,411,206
The Goldman Sachs Group Incorporated	10,988	3,591,428
The NASDAQ Incorporated	3,789	588,280
		32,473,052
Consumer finance: 0.59%
American Express Company	19,909	3,361,037
Capital One Financial Corporation	13,397	1,712,940
Discover Financial Services	9,322	1,057,954
Synchrony Financial	16,873	624,976
		6,756,907
Diversified financial services: 1.62%
Berkshire Hathaway Incorporated Class B †	59,278	18,730,662
Insurance: 2.12%
AFLAC Incorporated	19,420	1,176,264
American International Group Incorporated	26,875	1,577,025
Aon plc Class A	6,953	1,916,734
Arthur J. Gallagher & Company	6,747	1,092,609
Assurant Incorporated	1,844	325,816
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Insurance (continued)
Brown & Brown Incorporated	7,589	$ 450,559
Chubb Limited	13,942	2,945,805
Cincinnati Financial Corporation	4,851	620,249
Everest Reinsurance Group Limited	1,274	359,905
Globe Life Incorporated	3,007	293,393
Lincoln National Corporation	5,391	312,301
Loews Corporation	6,347	415,665
Marsh & McLennan Companies Incorporated	16,343	2,614,063
MetLife Incorporated	22,712	1,530,562
Principal Financial Group Incorporated	7,864	573,522
Progressive Corporation	18,916	2,258,192
Prudential Financial Incorporated	12,235	1,299,969
The Allstate Corporation	9,082	1,241,419
The Hartford Financial Services Group Incorporated	10,840	786,008
The Travelers Companies Incorporated	7,807	1,397,765
W.R. Berkley Corporation	6,781	482,333
Willis Towers Watson plc	3,951	833,938
		24,504,096
Health care: 14.10%
Biotechnology: 2.02%
AbbVie Incorporated	57,223	8,432,954
Amgen Incorporated	18,232	4,680,884
Biogen Incorporated †	4,755	951,000
Gilead Sciences Incorporated	40,602	2,633,040
Incyte Corporation †	6,089	462,094
Moderna Incorporated †	11,418	1,659,378
Regeneron Pharmaceuticals Incorporated †	3,454	2,296,012
Vertex Pharmaceuticals Incorporated †	8,240	2,213,676
		23,329,038
Health care equipment & supplies: 2.71%
Abbott Laboratories	57,236	6,722,941
ABIOMED Incorporated †	1,473	388,430
Align Technology Incorporated †	2,374	659,117
Baxter International Incorporated	16,206	1,232,466
Becton Dickinson & Company	9,218	2,357,964
Boston Scientific Corporation †	46,124	1,891,545
Dentsply Sirona Incorporated	7,076	279,927
DexCom Incorporated †	3,137	934,638
Edwards Lifesciences Corporation †	20,209	2,038,078
Hologic Incorporated †	8,092	609,085
IDEXX Laboratories Incorporated †	2,745	1,074,997
Intuitive Surgical Incorporated †	11,580	2,636,071
Medtronic plc	43,521	4,358,628
ResMed Incorporated	4,733	962,976
STERIS plc	3,241	739,596
Stryker Corporation	10,867	2,548,312
Teleflex Incorporated	1,516	436,214
The Cooper Companies Incorporated	1,596	559,781
Zimmer Biomet Holdings Incorporated	6,762	812,860
		31,243,626
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  29

Portfolio of investments—May 31, 2022

	Shares	Value
Health care providers & services: 3.18%
AmerisourceBergen Corporation	4,874	$ 754,446
Anthem Incorporated	7,856	4,003,496
Cardinal Health Incorporated	8,968	505,078
Centene Corporation †	18,887	1,538,157
Cigna Corporation	10,453	2,804,435
CVS Health Corporation	42,483	4,110,230
DaVita HealthCare Partners Incorporated †	1,995	194,493
HCA Healthcare Incorporated	7,752	1,631,021
Henry Schein Incorporated †	4,489	384,438
Humana Incorporated	4,160	1,889,597
Laboratory Corporation of America Holdings	3,013	743,367
McKesson Corporation	4,849	1,593,818
Molina Healthcare Incorporated †	1,890	548,516
Quest Diagnostics Incorporated	3,852	543,209
UnitedHealth Group Incorporated	30,486	15,144,835
Universal Health Services Incorporated Class B	2,367	294,952
		36,684,088
Health care technology: 0.08%
Cerner Corporation	9,523	903,257
Life sciences tools & services: 1.79%
Agilent Technologies Incorporated	9,722	1,240,138
Bio-Rad Laboratories Incorporated Class A †	699	375,915
Bio-Techne Corporation	1,272	470,297
Charles River Laboratories International Incorporated †	1,633	382,253
Danaher Corporation	20,597	5,433,901
Illumina Incorporated †	5,059	1,211,529
IQVIA Holdings Incorporated †	6,184	1,331,106
Mettler-Toledo International Incorporated †	744	956,873
PerkinElmer Incorporated	4,085	611,402
Thermo Fisher Scientific Incorporated	12,755	7,239,355
Waters Corporation †	1,976	648,029
West Pharmaceutical Services Incorporated	2,398	744,291
		20,645,089
Pharmaceuticals: 4.32%
Bristol-Myers Squibb Company	70,553	5,323,224
Catalent Incorporated †	5,797	597,439
Eli Lilly & Company	25,699	8,055,095
Johnson & Johnson	85,212	15,298,110
Merck & Company Incorporated	81,760	7,524,373
Organon & Company	8,207	311,538
Pfizer Incorporated	181,678	9,636,201
Viatris Incorporated	39,146	480,321
Zoetis Incorporated	15,314	2,617,622
		49,843,923
Industrials: 7.73%
Aerospace & defense: 1.56%
General Dynamics Corporation	7,461	1,678,054
Howmet Aerospace Incorporated	12,284	439,399
Huntington Ingalls Industries Incorporated	1,297	272,967
L3 Harris Technologies Incorporated	6,351	1,529,956
Lockheed Martin Corporation	7,845	3,452,663
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Aerospace & defense (continued)
Northrop Grumman Corporation	4,750	$ 2,222,858
Raytheon Technologies Corporation	48,304	4,594,676
Textron Incorporated	7,135	465,844
The Boeing Company †	17,738	2,330,773
TransDigm Group Incorporated †	1,705	1,032,156
		18,019,346
Air freight & logistics: 0.62%
C.H. Robinson Worldwide Incorporated	4,207	456,502
Expeditors International of Washington Incorporated	5,483	596,770
FedEx Corporation	7,890	1,771,936
United Parcel Service Incorporated Class B	23,601	4,301,282
		7,126,490
Airlines: 0.24%
Alaska Air Group Incorporated †	4,075	196,660
American Airlines Group Incorporated †	20,966	374,662
Delta Air Lines Incorporated †	20,716	863,650
Southwest Airlines Company †	19,173	879,274
United Airlines Holdings Incorporated †	10,481	499,210
		2,813,456
Building products: 0.41%
A.O. Smith Corporation	4,254	255,750
Allegion plc	2,903	324,120
Carrier Global Corporation	27,691	1,088,533
Fortune Brands Home & Security Incorporated	4,393	304,655
Johnson Controls International plc	22,743	1,239,721
Masco Corporation	7,766	440,255
Trane Technologies plc	7,559	1,043,596
		4,696,630
Commercial services & supplies: 0.44%
Cintas Corporation	2,854	1,136,834
Copart Incorporated †	6,910	791,402
Republic Services Incorporated	6,760	904,758
Rollins Incorporated	7,326	259,780
Waste Management Incorporated	12,457	1,974,559
		5,067,333
Construction & engineering: 0.05%
Quanta Services Incorporated	4,612	548,828
Electrical equipment: 0.49%
AMETEK Incorporated	7,488	909,567
Eaton Corporation plc	12,902	1,788,217
Emerson Electric Company	19,227	1,704,666
Generac Holdings Incorporated †	2,042	504,537
Rockwell Automation Incorporated	3,761	801,845
		5,708,832
Industrial conglomerates: 0.98%
3M Company	18,485	2,759,626
General Electric Company	35,583	2,785,793
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  31

Portfolio of investments—May 31, 2022

	Shares	Value
Industrial conglomerates (continued)
Honeywell International Incorporated	22,199	$ 4,298,170
Roper Technologies Incorporated	3,414	1,510,490
		11,354,079
Machinery: 1.58%
Caterpillar Incorporated	17,509	3,779,318
Cummins Incorporated	4,610	964,043
Deere & Company	9,078	3,247,927
Dover Corporation	4,661	624,155
Fortive Corporation	11,606	716,903
IDEX Corporation	2,461	471,405
Illinois Tool Works Incorporated	9,245	1,923,607
Ingersoll Rand Incorporated	13,193	622,050
Nordson Corporation	1,752	381,726
Otis Worldwide Corporation	13,755	1,023,372
PACCAR Incorporated	11,241	976,168
Parker-Hannifin Corporation	4,159	1,131,955
Pentair plc	5,356	268,711
Snap-on Incorporated	1,730	383,852
Stanley Black & Decker Incorporated	5,277	626,327
Wabtec Corporation	6,047	571,200
Xylem Incorporated	5,837	491,767
		18,204,486
Professional services: 0.29%
Equifax Incorporated	3,949	799,988
Jacobs Engineering Group Incorporated	4,183	585,996
Leidos Holdings Incorporated	4,543	474,744
Nielsen Holdings plc	11,614	296,854
Robert Half International Incorporated	3,544	319,492
Verisk Analytics Incorporated	5,216	912,383
		3,389,457
Road & rail: 0.86%
CSX Corporation	71,792	2,282,268
J.B. Hunt Transport Services Incorporated	2,719	469,245
Norfolk Southern Corporation	7,761	1,860,001
Old Dominion Freight Line Incorporated	3,015	778,594
Union Pacific Corporation	20,615	4,530,765
		9,920,873
Trading companies & distributors: 0.21%
Fastenal Company	18,629	997,769
United Rentals Incorporated †	2,344	698,934
W.W. Grainger Incorporated	1,401	682,385
		2,379,088
Information technology: 26.44%
Communications equipment: 0.76%
Arista Networks Incorporated †	7,261	742,655
Cisco Systems Incorporated	136,516	6,150,046
F5 Networks Incorporated †	1,966	320,537
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Communications equipment (continued)
Juniper Networks Incorporated	10,525	$ 322,907
Motorola Solutions Incorporated	5,467	1,201,319
		8,737,464
Electronic equipment, instruments & components: 0.61%
Amphenol Corporation Class A	19,387	1,373,763
CDW Corporation of Delaware	4,393	746,195
Corning Incorporated	24,179	866,092
IPG Photonics Corporation †	1,156	121,946
Keysight Technologies Incorporated †	5,925	862,680
TE Connectivity Limited	10,538	1,363,512
Teledyne Technologies Incorporated †	1,510	611,777
Trimble Incorporated †	8,125	552,906
Zebra Technologies Corporation Class A †	1,718	581,010
		7,079,881
IT services: 4.32%
Accenture plc Class A	20,457	6,105,596
Akamai Technologies Incorporated †	5,259	531,369
Automatic Data Processing Incorporated	13,596	3,031,092
Broadridge Financial Solutions Incorporated	3,780	552,712
Cognizant Technology Solutions Corporation Class A	17,001	1,269,975
DXC Technology Company †	7,913	278,696
EPAM Systems Incorporated †	1,836	621,523
Fidelity National Information Services Incorporated	19,710	2,059,695
Fiserv Incorporated †	19,233	1,926,762
FleetCor Technologies Incorporated †	2,628	653,873
Gartner Incorporated †	2,662	698,509
Global Payments Incorporated	9,217	1,207,796
International Business Machines Corporation	29,028	4,030,248
Jack Henry & Associates Incorporated	2,357	443,399
MasterCard Incorporated Class A	27,936	9,997,456
Paychex Incorporated	10,393	1,286,965
PayPal Holdings Incorporated †	37,709	3,213,184
VeriSign Incorporated †	3,128	545,992
Visa Incorporated Class A	53,680	11,389,286
		49,844,128
Semiconductors & semiconductor equipment: 5.55%
Advanced Micro Devices Incorporated †	52,916	5,390,024
Analog Devices Incorporated	17,004	2,863,474
Applied Materials Incorporated	28,743	3,371,266
Broadcom Incorporated	13,364	7,752,857
Enphase Energy Incorporated †	4,335	807,134
Intel Corporation	131,803	5,854,689
KLA Corporation	4,878	1,779,738
Lam Research Corporation	4,515	2,347,935
Microchip Technology Incorporated	17,996	1,307,409
Micron Technology Incorporated	36,245	2,676,331
Monolithic Power Systems Incorporated	1,402	631,447
NVIDIA Corporation	80,920	15,109,382
NXP Semiconductors NV	8,608	1,633,454
Qorvo Incorporated †	3,510	392,243
Qualcomm Incorporated	36,479	5,224,522
Skyworks Solutions Incorporated	5,309	577,991
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  33

Portfolio of investments—May 31, 2022

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Solaredge Technologies Incorporated †	1,700	$ 463,743
Teradyne Incorporated	5,276	576,456
Texas Instruments Incorporated	29,893	5,283,887
		64,043,982
Software: 8.40%
Adobe Incorporated †	15,268	6,358,817
ANSYS Incorporated †	2,824	735,257
Autodesk Incorporated †	7,120	1,479,180
Cadence Design Systems Incorporated †	8,971	1,379,112
Ceridian HCM Holding Incorporated †	4,428	249,296
Citrix Systems Incorporated	4,037	406,486
Fortinet Incorporated †	4,393	1,292,157
Intuit Incorporated	9,166	3,798,940
Microsoft Corporation	242,659	65,971,702
NortonLifeLock Incorporated	18,834	458,420
Oracle Corporation	50,998	3,667,776
Paycom Software Incorporated †	1,559	443,286
PTC Incorporated †	3,407	397,018
Salesforce.com Incorporated †	31,883	5,108,932
ServiceNow Incorporated †	6,474	3,026,401
Synopsys Incorporated †	4,966	1,585,147
Tyler Technologies Incorporated †	1,326	471,817
		96,829,744
Technology hardware, storage & peripherals: 6.80%
Apple Incorporated	501,818	74,690,591
Hewlett Packard Enterprise Company	41,866	653,110
HP Incorporated	35,046	1,361,187
NetApp Incorporated	7,195	517,680
Seagate Technology Holdings plc	6,518	551,879
Western Digital Corporation †	10,129	614,729
		78,389,176
Materials: 2.74%
Chemicals: 1.89%
Air Products & Chemicals Incorporated	7,177	1,766,690
Albemarle Corporation	3,786	985,950
Celanese Corporation Series A	3,497	547,350
CF Industries Holdings Incorporated	6,942	685,661
Corteva Incorporated	23,532	1,473,574
Dow Incorporated	23,815	1,618,944
DuPont de Nemours Incorporated	16,602	1,126,446
Eastman Chemical Company	4,175	459,918
Ecolab Incorporated	8,070	1,322,754
FMC Corporation	4,103	502,946
International Flavors & Fragrances Incorporated	8,239	1,088,949
Linde plc	16,590	5,386,441
LyondellBasell Industries NV Class A	8,510	972,268
PPG Industries Incorporated	7,684	971,949
The Mosaic Company	11,989	751,111
The Sherwin-Williams Company	7,808	2,092,856
		21,753,807
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Construction materials: 0.12%
Martin Marietta Materials Incorporated	2,019	$ 685,208
Vulcan Materials Company	4,295	708,117
		1,393,325
Containers & packaging: 0.32%
Amcor plc	48,996	641,848
Avery Dennison Corporation	2,680	462,461
Ball Corporation	10,484	743,211
International Paper Company	12,535	607,321
Packaging Corporation of America	3,075	483,636
Sealed Air Corporation	4,796	298,215
WestRock Company	8,520	413,135
		3,649,827
Metals & mining: 0.41%
Freeport-McMoRan Incorporated	47,518	1,857,003
Newmont Corporation	25,811	1,751,276
Nucor Corporation	8,804	1,166,178
		4,774,457
Real estate: 2.72%
Equity REITs: 2.64%
Alexandria Real Estate Equities Incorporated	4,711	781,790
American Tower Corporation	14,741	3,775,612
AvalonBay Communities Incorporated	4,524	940,811
Boston Properties Incorporated	4,601	511,539
Camden Property Trust	3,308	474,665
Crown Castle International Corporation	13,990	2,653,204
Digital Realty Trust Incorporated	9,186	1,282,274
Duke Realty Corporation	12,327	651,235
Equinix Incorporated	2,914	2,002,180
Equity Residential	11,061	849,817
Essex Property Trust Incorporated	2,112	599,491
Extra Space Storage Incorporated	4,334	772,319
Federal Realty Investment Trust	2,290	263,281
Healthpeak Properties Incorporated	17,456	518,269
Host Hotels & Resorts Incorporated	23,112	462,009
Iron Mountain Incorporated	9,372	505,151
Kimco Realty Corporation	19,960	472,054
Mid-America Apartment Communities Incorporated	3,733	675,673
Prologis Incorporated	23,952	3,053,401
Public Storage Incorporated	4,938	1,632,700
Realty Income Corporation	18,313	1,249,313
Regency Centers Corporation	4,988	340,231
SBA Communications Corporation	3,521	1,185,204
Simon Property Group Incorporated	10,637	1,219,532
UDR Incorporated	9,680	462,704
Ventas Incorporated	12,921	733,138
Vornado Realty Trust	5,146	179,904
Welltower Incorporated	14,089	1,255,189
Weyerhaeuser Company	24,189	955,949
		30,458,639
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  35

Portfolio of investments—May 31, 2022

		Shares	Value
Real estate management & development: 0.08%
CBRE Group Incorporated Class A †		10,833	$ 897,406
Utilities: 2.92%
Electric utilities: 1.84%
Alliant Energy Corporation		8,104	517,197
American Electric Power Company Incorporated		16,302	1,663,293
Constellation Energy Corporation		10,568	656,061
Duke Energy Corporation		24,898	2,801,523
Edison International		12,297	859,683
Entergy Corporation		6,505	782,682
Evergy Incorporated		7,422	519,095
Eversource Energy		11,128	1,027,337
Exelon Corporation		31,705	1,558,301
FirstEnergy Corporation		18,456	792,870
NextEra Energy Incorporated		63,511	4,807,148
NRG Energy Incorporated		7,925	364,867
Pinnacle West Capital Corporation		3,652	283,578
PPL Corporation		24,299	733,344
The Southern Company		34,304	2,595,441
Xcel Energy Incorporated		17,436	1,313,628
			21,276,048
Gas utilities: 0.04%
Atmos Energy Corporation		4,384	509,903
Independent power & renewable electricity producers: 0.04%
AES Corporation		21,580	475,623
Multi-utilities: 0.92%
Ameren Corporation		8,338	793,694
CenterPoint Energy Incorporated		20,355	652,378
CMS Energy Corporation		9,379	666,284
Consolidated Edison Incorporated		11,450	1,136,527
Dominion Energy Incorporated		26,218	2,208,080
DTE Energy Company		6,271	832,224
NiSource Incorporated		12,711	399,761
Public Service Enterprise Group Incorporated		16,367	1,121,794
Sempra Energy		10,336	1,693,657
WEC Energy Group Incorporated		10,210	1,072,765
			10,577,164
Water utilities: 0.08%
American Water Works Company Incorporated		5,876	888,745
Total Common stocks (Cost $269,500,633)			1,131,078,831
Total investments in securities (Cost $269,500,633)	98.06%		1,131,078,831
Other assets and liabilities, net	1.94		22,361,052
Total net assets	100.00%		$1,153,439,883

†	Non-income-earning security

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Index Portfolio

Portfolio of investments—May 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Affiliated securities no longer held at end of period
Allspring Government Money Market Fund Select Class	$14,730,757	$118,684,105	$(133,414,862)	$0	$0	$0	0	$ 18,300
Securities Lending Cash Investments LLC	182,600	7,358,325	(7,540,925)	0	0	0	0	164 #
				$0	$0	$0		$18,464

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	107	6-17-2022	$21,075,030	$22,102,188	$1,027,158	$0
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  37

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $269,500,633)	$ 1,131,078,831
Cash	18,849,090
Cash at broker segregated for futures contracts	1,954,799
Receivable for dividends	1,678,632
Prepaid expenses and other assets	120,367
Total assets	1,153,681,719
Liabilities
Payable for daily variation margin on open futures contracts	131,075
Advisory fee payable	93,618
Custody and accounting fees payable	15,005
Accrued expenses and other liabilities	2,138
Total liabilities	241,836
Total net assets	$1,153,439,883
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Index Portfolio

Statement of operations—year ended May 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $87,142)	$ 17,878,915
Income from affiliated securities	19,261
Total investment income	17,898,176
Expenses
Advisory fee	1,238,357
Custody and accounting fees	65,492
Professional fees	75,782
Interest holder report expenses	12,638
Trustees’ fees and expenses	19,821
Other fees and expenses	35,740
Total expenses	1,447,830
Net investment income	16,450,346
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	112,904,432
Futures contracts	2,698,867
Net realized gains on investments	115,603,299
Net change in unrealized gains (losses) on
Unaffiliated securities	(128,688,277)
Futures contracts	(164,607)
Net change in unrealized gains (losses) on investments	(128,852,884)
Net realized and unrealized gains (losses) on investments	(13,249,585)
Net increase in net assets resulting from operations	$ 3,200,761
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  39

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 16,450,346	$ 16,723,882
Net realized gains on investments	115,603,299	104,436,025
Net change in unrealized gains (losses) on investments	(128,852,884)	276,635,342
Net increase in net assets resulting from operations	3,200,761	397,795,249
Capital transactions
Transactions in investors’ beneficial interests
Contributions	5,401,131	13,277,558
Withdrawals	(161,957,733)	(159,782,351)
Net decrease in net assets resulting from capital transactions	(156,556,602)	(146,504,793)
Total increase (decrease) in net assets	(153,355,841)	251,290,456
Net assets
Beginning of period	1,306,795,724	1,055,505,268
End of period	$1,153,439,883	$1,306,795,724
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Index Portfolio

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(0.41)%	40.16%	12.74%	3.67%	14.27%
Ratios to average net assets (annualized)
Gross expenses	0.11%	0.11%	0.12%	0.11%	0.10%
Net expenses	0.11%	0.11%	0.12%	0.11%	0.10%
Net investment income	1.25%	1.41%	1.80%	1.86%	1.84%
Supplemental data
Portfolio turnover rate	2%	4%	3%	4%	3%
The accompanying notes are an integral part of these financial statements.

Allspring Index Portfolio  |  41

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Index Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the

42  |  Allspring Index Portfolio

Notes to financial statements
borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $286,858,977 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$871,919,932
Gross unrealized losses	(26,672,920)
Net unrealized gains	$845,247,012

Allspring Index Portfolio  |  43

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 99,628,875	$0	$0	$ 99,628,875
Consumer discretionary	123,168,244	0	0	123,168,244
Consumer staples	73,464,168	0	0	73,464,168
Energy	54,247,957	0	0	54,247,957
Financials	127,112,349	0	0	127,112,349
Health care	162,649,021	0	0	162,649,021
Industrials	89,228,898	0	0	89,228,898
Information technology	304,924,375	0	0	304,924,375
Materials	31,571,416	0	0	31,571,416
Real estate	31,356,045	0	0	31,356,045
Utilities	33,727,483	0	0	33,727,483
	1,131,078,831	0	0	1,131,078,831
Futures contracts	1,027,158	0	0	1,027,158
Total assets	$1,132,105,989	$0	$0	$1,132,105,989
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

44  |  Allspring Index Portfolio

Notes to financial statements
Average daily net assets	Advisory fee
First $500 million	0.100%
Next $500 million	0.100
Next $2 billion	0.075
Next $2 billion	0.075
Over $5 billion	0.050
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.09% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.05% and declining to 0.02% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $28,275,102 and $168,811,347, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2022, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $26,701,491 in long futures contracts during the year ended May 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.

Allspring Index Portfolio  |  45

Notes to financial statements
9. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sectors may be more affected by changes in that sectors than would be a fund whose investments are not heavily weighted in any sectors.
10. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENT
After the close of business on May 31, 2022, Allspring Index Fund (“Index Fund”), the sole investor in the Portfolio, redeemed its investment in the Portfolio. Index Fund received its redemption proceeds in the form of an in-kind distribution of the Portfolio’s securities. Subsequent to the redemption of Index Fund’s investment, the Portfolio was closed and liquidated effective June 1, 2022. The liquidation of the Portfolio after the redemption transaction by Index Fund was approved by the Board of Trustees at a meeting held February 23-24, 2022.

46  |  Allspring Index Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Index Portfolio (formerly, Wells Fargo Index Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Index Portfolio  |  47

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 95% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $99,255,018 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $17,471,154 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $5,496,380 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

48  |  Allspring Index Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Index Fund  |  49

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

50  |  Allspring Index Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Index Fund  |  51

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

52  |  Allspring Index Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00230 07-22
A283/AR283 05-22

Annual Report
May 31, 2022
Allspring
Small Company Growth Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Small Company Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Small Company Growth Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Small Company Growth Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Small Company Growth Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Small Company Growth Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Small Company Growth Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Peregrine Capital Management, LLC
Portfolio managers	William A. Grierson, CFA®‡, Daniel J. Hagen, CFA®‡, Paul E. von Kuster, CFA®‡, Ryan H. Smith, CFA®‡, Samuel D. Smith, CFA®‡
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFSAX)	1-30-2004	-21.39	8.55	11.07	-16.59	9.84	11.73	1.34	1.29
Class C (WSMCX)	1-30-2004	-18.25	9.04	11.06	-17.25	9.04	11.06	2.09	2.04
Class R6 (WSCRX)[3]	10-31-2014	–	–	–	-16.24	10.32	12.23	0.91	0.86
Administrator Class (NVSCX)	11-11-1994	–	–	–	-16.52	9.96	11.90	1.26	1.19
Institutional Class (WSCGX)	3-31-2008	–	–	–	-16.31	10.24	12.17	1.01	0.94
Russell 2000® Growth Index[4]	–	–	–	–	-25.71	6.87	10.55	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.29% for Class A, 2.04% for Class C, 0.86% for Class R6, 1.19% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Small Company Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Small Company Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended May 31, 2022.
■	Stock selection in the health care and information technology (IT) sectors were the largest contributors to performance in the period.
■	An underweight position to the energy sector along with adverse stock selection within the consumer discretionary sector were the largest detractors from performance.
Early optimism subsided in a challenging period.
Investor optimism surrounding the reopening of the economy early in the fiscal year quickly subsided. Rising COVID-19 infections, a rapid increase in inflation, continued supply chain bottlenecks, and the onset of the war in Ukraine led to increased market volatility and growing fears that the economy is heading toward recession. As the global economy reopened, significant pent-up demand for goods and services put immense pressure on global supply chains, logistics networks, and labor forces to keep up. The global spike in the Delta and Omicron COVID-19 variants, coupled with the war in Ukraine, only put further stress on worldwide supply chains and commodity costs. This helped drive inflation to historically high levels and has forced the U.S. Federal Reserve (Fed) to pivot to a much more hawkish stance despite early signs of a slowing economy.
Ten largest holdings (%) as of May 31, 2022[1]
ICON plc ADR	2.07
Syneos Health Incorporated	1.56
PTC Incorporated	1.52
Avantor Incorporated	1.51
Element Solutions Incorporated	1.47
Ciena Corporation	1.43
SS&C Technologies Holdings Incorporated	1.38
Black Knight Incorporated	1.36
KBR Incorporated	1.33
ASGN Incorporated	1.31
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The Fund was overweight industrials and financials and underweight consumer discretionary and energy.
The Fund remained consistent with its long-term discipline of investing in rapidly growing companies purchased at attractive valuations. Relative to the benchmark, the Fund’s largest overweight positions were in the industrials and financials sectors where valuations remain attractive. Conversely, the Fund was most underweight the consumer discretionary and energy sectors.
Health care and IT were leading contributors.
Health care and IT were the top-contributing sectors for the fiscal year. Strong performance in the health care sector was broad-based, with favorable stock selection across life sciences and tools, biotechnology, health care technology, and health care provider holdings. Notable stock contributors included ICON plc, a contract research organization; Evolent Health Inc., a provider of value-based care solutions; and Avantor, Inc., which provides consumables and equipment primarily to biopharma end markets. Outperformance in the IT sector was primarily driven by strong performance across the Fund’s software and semiconductor holdings. Within software, strength was driven by cybersecurity company CyberArk Software Ltd. and content management software provider Box, Inc., while Silicon Motion Technology Corp. and Onto Innovation Inc. drove the outperformance in semiconductors.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8  |  Allspring Small Company Growth Fund

Performance highlights (unaudited)
An underweight to energy was the key detractor.
With the rapid rise in oil prices during the period, energy stocks within the benchmark returned more than 60%, materially outpacing the overall return of the benchmark by more than 85 percentage points. The Fund’s underweight position to this significantly outperforming sector was the largest detractor from performance during the period. In addition, consumer discretionary was a modest detractor from performance as unfavorable stock selection offset the Fund’s underweight to this underperforming sector. Supply-chain headwinds and slowing consumer consumption hurt specialty retailers American Eagle Outfitters, Inc.; Sleep Number Corp.*; and Burlington Stores, Inc.
After a rough year, small-cap growth stocks are trading at more reasonable valuations.
The ever-growing list of macroeconomic factors, geopolitical unrest, ongoing supply-chain headwinds, and uncertainties surrounding future Fed actions weighed on small-cap growth stocks this fiscal year. While different in substance, the magnitude of these fears is similar to those experienced in many markets over the Fund’s history. Volatile markets that dislocate stock prices from underlying fundamentals has routinely acted as the catalysts for significant information gaps—the cornerstone of the Fund’s process. While forward visibility remains poor, with the sharp market drawdown, many small-cap companies with strong long-term growth profiles are now trading at more reasonable valuation levels. We have used and will continue to employ our longstanding process to invest in these types of opportunities that we find attractive. Our expectation is that the current market environment will continue to present us with many opportunities to sow the seeds that yield long-term outperformance for the Fund.

*	This security was no longer held at the end of the reporting period.

Allspring Small Company Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 830.97	$ 5.89	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$ 6.49	1.29%
Class C
Actual	$1,000.00	$ 827.50	$ 9.29	2.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.76	$10.25	2.04%
Class R6
Actual	$1,000.00	$ 832.72	$ 3.93	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$ 4.33	0.86%
Administrator Class
Actual	$1,000.00	$ 831.31	$ 5.43	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$ 5.99	1.19%
Institutional Class
Actual	$1,000.00	$ 832.32	$ 4.29	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$ 4.73	0.94%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring Small Company Growth Fund

Portfolio of investments—May 31, 2022

		Value
Investment companies: 99.80%
Affiliated master portfolio: 99.80%
Allspring Small Company Growth Portfolio		$ 809,122,955
Total Investment companies (Cost $659,000,760)		809,122,955
Total investments in securities (Cost $659,000,760)	99.80%	809,122,955
Other assets and liabilities, net	0.20	1,634,685
Total net assets	100.00%	$810,757,640
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Small Company Growth Portfolio	97.88%	97.57%	$234,292,155	$(380,610,924)	$3,852,675	$100,297	$809,122,955
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Fund  |  11

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $659,000,760)	$ 809,122,955
Receivable for Fund shares sold	2,620,547
Receivable from manager	22,490
Total assets	811,765,992
Liabilities
Payable for Fund shares redeemed	833,453
Administration fees payable	71,415
Distribution fee payable	3,776
Trustees’ fees and expenses payable	3,198
Accrued expenses and other liabilities	96,510
Total liabilities	1,008,352
Total net assets	$810,757,640
Net assets consist of
Paid-in capital	$ 631,296,415
Total distributable earnings	179,461,225
Total net assets	$810,757,640
Computation of net asset value and offering price per share
Net assets – Class A	$ 41,794,594
Shares outstanding – Class A1	1,351,458
Net asset value per share – Class A	$30.93
Maximum offering price per share – Class A2	$32.82
Net assets – Class C	$ 6,018,478
Shares outstanding – Class C1	277,690
Net asset value per share – Class C	$21.67
Net assets – Class R6	$ 225,464,491
Shares outstanding – Class R6[1]	6,167,903
Net asset value per share – Class R6	$36.55
Net assets – Administrator Class	$ 42,317,021
Shares outstanding – Administrator Class[1]	1,247,592
Net asset value per share – Administrator Class	$33.92
Net assets – Institutional Class	$ 495,163,056
Shares outstanding – Institutional Class[1]	13,663,641
Net asset value per share – Institutional Class	$36.24
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Small Company Growth Fund

Statement of operations—year ended May 31, 2022

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $2,515)	$ 3,852,675
Affiliated income allocated from affiliated Master Portfolio	100,297
Expenses allocated from affiliated Master Portfolio	(8,102,210)
Total investment income	(4,149,238)
Expenses
Management fee	501,349
Administration fees
Class A	97,971
Class C	16,747
Class R6	88,258
Administrator Class	71,567
Institutional Class	778,475
Shareholder servicing fees
Class A	116,596
Class C	19,855
Administrator Class	137,535
Distribution fee
Class C	59,250
Custody and accounting fees	28,983
Professional fees	39,591
Registration fees	25,708
Shareholder report expenses	81,302
Trustees’ fees and expenses	20,686
Other fees and expenses	11,365
Total expenses	2,095,238
Less: Fee waivers and/or expense reimbursements
Fund-level	(488,223)
Class A	(724)
Administrator Class	(11,010)
Institutional Class	(119,765)
Net expenses	1,475,516
Net investment loss	(5,624,754)
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	234,292,155
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(380,610,924)
Net realized and unrealized gains (losses) on investments	(146,318,769)
Net decrease in net assets resulting from operations	$(151,943,523)
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment loss		$ (5,624,754)		$ (6,950,209)
Net realized gains on investments		234,292,155		376,204,644
Net change in unrealized gains (losses) on investments		(380,610,924)		243,393,279
Net increase (decrease) in net assets resulting from operations		(151,943,523)		612,647,714
Distributions to shareholders from
Net investment income and net realized gains
Class A		(25,935,297)		(5,976,918)
Class C		(5,561,323)		(1,628,455)
Class R6		(100,466,883)		(56,097,914)
Administrator Class		(21,521,432)		(8,234,181)
Institutional Class		(248,029,970)		(121,915,798)
Total distributions to shareholders		(401,514,905)		(193,853,266)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	600,158	33,843,292	191,250	10,831,002
Class C	89,397	4,393,866	11,378	530,387
Class R6	837,876	41,916,286	1,135,839	70,387,361
Administrator Class	132,770	6,666,051	140,592	8,368,325
Institutional Class	8,331,378	426,789,587	2,938,525	180,832,983
		513,609,082		270,950,058
Reinvestment of distributions
Class A	643,072	23,980,172	99,100	5,314,718
Class C	206,792	5,422,079	34,708	1,539,630
Class R6	2,119,772	93,248,751	860,364	50,924,923
Administrator Class	525,535	21,483,861	144,949	8,217,170
Institutional Class	3,043,545	132,759,448	1,402,732	82,663,012
		276,894,311		148,659,453
Payment for shares redeemed
Class A	(611,917)	(25,389,359)	(353,897)	(19,407,294)
Class C	(200,817)	(6,158,661)	(98,121)	(4,589,705)
Class R6	(2,783,941)	(175,259,458)	(5,125,700)	(309,662,461)
Administrator Class	(366,235)	(17,779,520)	(474,181)	(27,971,851)
Institutional Class	(9,833,729)	(544,346,151)	(7,943,243)	(491,545,106)
		(768,933,149)		(853,176,417)
Net increase (decrease) in net assets resulting from capital share transactions		21,570,244		(433,566,906)
Total decrease in net assets		(531,888,184)		(14,772,458)
Net assets
Beginning of period		1,342,645,824		1,357,418,282
End of period		$ 810,757,640		$1,342,645,824
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Small Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$61.44	$46.62	$48.98	$56.66	$44.26
Net investment loss	(0.47) [1]	(0.47) [1]	(0.34) [1]	(0.36)	(0.35) [1]
Net realized and unrealized gains (losses) on investments	(5.55)	24.27	2.49	(3.22)	12.75
Total from investment operations	(6.02)	23.80	2.15	(3.58)	12.40
Distributions to shareholders from
Net realized gains	(24.49)	(8.98)	(4.51)	(4.10)	0.00
Net asset value, end of period	$30.93	$61.44	$46.62	$48.98	$56.66
Total return[2]	(16.59)%	53.84%	3.70%	(6.13)%	28.02%
Ratios to average net assets (annualized)*
Gross expenses	1.34%	1.33%	1.32%	1.31%	1.32%
Net expenses	1.29%	1.29%	1.32%	1.31%	1.32%
Net investment loss	(1.04)%	(0.85)%	(0.69)%	(0.63)%	(0.71)%
Supplemental data
Portfolio turnover rate[3]	61%	44%	41%	54%	37%
Net assets, end of period (000s omitted)	$41,795	$44,249	$36,534	$64,182	$76,065

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$50.65	$39.84	$42.75	$50.38	$39.65
Net investment loss	(0.60) [1]	(0.75) [1]	(0.61) [1]	(0.66) [1]	(0.64) [1]
Net realized and unrealized gains (losses) on investments	(3.89)	20.54	2.21	(2.87)	11.37
Total from investment operations	(4.49)	19.79	1.60	(3.53)	10.73
Distributions to shareholders from
Net realized gains	(24.49)	(8.98)	(4.51)	(4.10)	0.00
Net asset value, end of period	$21.67	$50.65	$39.84	$42.75	$50.38
Total return[2]	(17.25)%	52.86%	2.92%	(6.82)%	27.06%
Ratios to average net assets (annualized)*
Gross expenses	2.08%	2.08%	2.07%	2.06%	2.07%
Net expenses	2.04%	2.04%	2.07%	2.06%	2.07%
Net investment loss	(1.71)%	(1.60)%	(1.44)%	(1.38)%	(1.47)%
Supplemental data
Portfolio turnover rate[3]	61%	44%	41%	54%	37%
Net assets, end of period (000s omitted)	$6,018	$9,235	$9,336	$13,968	$19,979

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Small Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$67.95	$50.64	$52.65	$60.31	$46.91
Net investment loss	(0.26) [1]	(0.17)	(0.14) [1]	(0.12)	(0.14)
Net realized and unrealized gains (losses) on investments	(6.65)	26.46	2.64	(3.44)	13.54
Total from investment operations	(6.91)	26.29	2.50	(3.56)	13.40
Distributions to shareholders from
Net realized gains	(24.49)	(8.98)	(4.51)	(4.10)	0.00
Net asset value, end of period	$36.55	$67.95	$50.64	$52.65	$60.31
Total return	(16.24)%	54.53%	4.12%	(5.73)%	28.59%
Ratios to average net assets (annualized)*
Gross expenses	0.91%	0.90%	0.90%	0.88%	0.89%
Net expenses	0.86%	0.86%	0.89%	0.88%	0.89%
Net investment loss	(0.48)%	(0.41)%	(0.27)%	(0.20)%	(0.29)%
Supplemental data
Portfolio turnover rate[2]	61%	44%	41%	54%	37%
Net assets, end of period (000s omitted)	$225,464	$407,311	$462,050	$564,516	$618,523

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$64.98	$48.87	$51.10	$58.85	$45.91
Net investment loss	(0.47) [1]	(0.44) [1]	(0.29) [1]	(0.29) [1]	(0.30) [1]
Net realized and unrealized gains (losses) on investments	(6.10)	25.53	2.57	(3.36)	13.24
Total from investment operations	(6.57)	25.09	2.28	(3.65)	12.94
Distributions to shareholders from
Net realized gains	(24.49)	(8.98)	(4.51)	(4.10)	0.00
Net asset value, end of period	$33.92	$64.98	$48.87	$51.10	$58.85
Total return	(16.52)%	54.02%	3.80%	(6.02)%	28.19%
Ratios to average net assets (annualized)*
Gross expenses	1.26%	1.25%	1.24%	1.23%	1.24%
Net expenses	1.19%	1.19%	1.20%	1.20%	1.20%
Net investment loss	(0.93)%	(0.74)%	(0.57)%	(0.51)%	(0.60)%
Supplemental data
Portfolio turnover rate[2]	61%	44%	41%	54%	37%
Net assets, end of period (000s omitted)	$42,317	$62,092	$55,917	$87,850	$114,429

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Small Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$67.62	$50.47	$52.51	$60.20	$46.85
Net investment loss	(0.27) [1]	(0.29)	(0.17) [1]	(0.15)	(0.19)
Net realized and unrealized gains (losses) on investments	(6.62)	26.42	2.64	(3.44)	13.54
Total from investment operations	(6.89)	26.13	2.47	(3.59)	13.35
Distributions to shareholders from
Net realized gains	(24.49)	(8.98)	(4.51)	(4.10)	0.00
Net asset value, end of period	$36.24	$67.62	$50.47	$52.51	$60.20
Total return	(16.31)%	54.39%	4.07%	(5.77)%	28.50%
Ratios to average net assets (annualized)*
Gross expenses	1.01%	1.00%	1.00%	0.98%	0.99%
Net expenses	0.94%	0.94%	0.95%	0.95%	0.95%
Net investment loss	(0.51)%	(0.49)%	(0.32)%	(0.26)%	(0.35)%
Supplemental data
Portfolio turnover rate[2]	61%	44%	41%	54%	37%
Net assets, end of period (000s omitted)	$495,163	$819,760	$793,581	$1,047,883	$1,169,555

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.81%
Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Growth Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Small Company Growth Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 97.57% of Allspring Small Company Growth Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

20  |  Allspring Small Company Growth Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $673,841,713 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$135,281,242
Gross unrealized losses	0
Net unrealized gains	$135,281,242
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $2,440,321 in short-term losses which will be recognized in the first day of the following fiscal year.
As of May 31, 2022, Fund had a qualified late-year ordinary loss of $2,059,048 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Small Company Growth Portfolio	Seek long-term capital appreciation	$809,122,955
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays

Allspring Small Company Growth Fund  |  21

Notes to financial statements
Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.29%
Class C	2.04
Class R6	0.86
Administrator Class	1.19
Institutional Class	0.94
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.

22  |  Allspring Small Company Growth Fund

Notes to financial statements
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $3,265 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $592,969,874 and $963,276,716, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$ 41,089,472	$ 46,221,198
Long-term capital gain	360,425,433	147,632,068
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred
$48,679,352	$135,281,242	$(2,059,048)	$(2,440,321)
8. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the health care sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate

Allspring Small Company Growth Fund  |  23

Notes to financial statements
agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Allspring Small Company Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Growth Fund (formerly, Wells Fargo Small Company Growth Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Small Company Growth Fund  |  25

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 95.89%
Communication services: 0.38%
Entertainment: 0.38%
Lions Gate Entertainment Class B †	341,003	$ 3,202,018
Consumer discretionary: 8.78%
Auto components: 0.66%
Fox Factory Holding Corporation †	66,953	5,491,485
Hotels, restaurants & leisure: 2.08%
International Game Technology plc	480,152	10,284,856
Papa John's International Incorporated	78,805	6,935,628
		17,220,484
Household durables: 0.88%
Skyline Champion Corporation †	137,385	7,299,265
Leisure products: 1.57%
Callaway Golf Company †	294,181	6,386,670
Hayward Holdings Incorporated †	434,447	6,647,039
		13,033,709
Multiline retail: 0.73%
Ollie's Bargain Outlet Holdings Incorporated †	128,704	6,045,227
Specialty retail: 2.86%
Academy Sports & Outdoors Corporation	171,392	5,743,346
American Eagle Outfitters Incorporated	395,929	4,794,700
Burlington Stores Incorporated †	31,100	5,234,130
Five Below Incorporated †	33,410	4,363,012
Monro Muffler Brake Incorporated	75,053	3,559,013
		23,694,201
Consumer staples: 3.17%
Food & staples retailing: 1.04%
Performance Food Group Company †	199,871	8,662,409
Food products: 1.02%
Lamb Weston Holdings Incorporated	124,619	8,421,752
Personal products: 1.11%
e.l.f. Beauty Incorporated †	344,850	9,179,907
Energy: 0.95%
Oil, gas & consumable fuels: 0.95%
Callon Petroleum Company †	135,239	7,906,072
Financials: 9.85%
Banks: 1.10%
Triumph Bancorp Incorporated †	125,661	9,140,581
Capital markets: 3.67%
Evercore Partners Incorporated Class A	61,519	7,025,470
Focus Financial Partners Class A †	142,139	5,358,640
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Small Company Growth Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Capital markets (continued)
Open Lending Corporation Class A †	150,851	$ 1,985,199
Stifel Financial Corporation	158,238	10,154,132
VIRTU Financial Incorporated Class A	226,541	5,919,516
		30,442,957
Insurance: 4.13%
BRP Group Incorporated Class A †	426,892	10,766,216
Goosehead Insurance Incorporated Class A	118,660	6,144,215
Palomar Holdings Incorporated †	129,875	8,071,731
Ryan Specialty Group Holdings Incorporated †	246,522	9,261,832
		34,243,994
Thrifts & mortgage finance: 0.95%
Essent Group Limited	183,598	7,856,158
Health care: 24.60%
Biotechnology: 4.55%
Amicus Therapeutics Incorporated †	553,823	4,220,131
Avid Bioservices Incorporated †	260,460	3,482,350
Blueprint Medicines Corporation †	77,799	4,278,945
Cytokinetics Incorporated †	120,986	4,827,341
Insmed Incorporated †	202,861	3,817,844
Ionis Pharmaceuticals Incorporated †	79,912	2,918,386
Iovance Biotherapeutics Incorporated †	158,703	1,071,245
Neurocrine Biosciences Incorporated †	55,992	5,234,692
Sarepta Therapeutics Incorporated †	58,958	4,293,322
Ultragenyx Pharmaceutical Incorporated †	76,945	3,608,721
		37,752,977
Health care equipment & supplies: 6.05%
Atricure Incorporated †	178,486	7,251,886
Axonics Incorporated †	146,646	7,332,300
BioLife Solutions Incorporated †	190,569	2,614,607
Cerus Corporation †	1,002,104	4,960,415
Conmed Corporation	75,728	8,806,409
Haemonetics Corporation †	102,869	6,507,493
Novocure Limited †	26,536	2,132,964
Silk Road Medical Incorporated †	250,877	8,334,134
ViewRay Incorporated †	776,593	2,244,354
		50,184,562
Health care providers & services: 3.51%
AMN Healthcare Services Incorporated †	81,403	7,887,953
HealthEquity Incorporated †	118,883	7,439,698
Oak Street Health Incorporated †	164,990	3,115,011
Privia Health Group Incorporated †	180,531	4,325,523
U.S. Physical Therapy Incorporated	55,908	6,294,682
		29,062,867
Health care technology: 3.54%
Allscripts Healthcare Solutions Incorporated †	408,687	6,984,461
Evolent Health Incorporated Class A †	255,804	7,195,767
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Portfolio  |  27

Portfolio of investments—May 31, 2022

	Shares	Value
Health care technology (continued)
Omnicell Incorporated †	92,408	$ 10,272,073
Phreesia Incorporated †	271,911	4,932,466
		29,384,767
Life sciences tools & services: 6.03%
Adaptive Biotechnologies Corporation †	175,707	1,374,029
Avantor Incorporated †	392,631	12,579,897
Azenta Incorporated	77,545	5,943,049
ICON plc ADR †	76,805	17,188,191
Syneos Health Incorporated †	174,925	12,925,208
		50,010,374
Pharmaceuticals: 0.92%
Axsome Therapeutics Incorporated †	101,799	2,544,975
Pacira Biosciences Incorporated †	80,149	5,069,424
		7,614,399
Industrials: 22.01%
Aerospace & defense: 1.45%
Kratos Defense & Security Solutions Incorporated †	297,166	4,285,134
Mercury Systems Incorporated †	129,495	7,745,096
		12,030,230
Air freight & logistics: 0.67%
GXO Logistics Incorporated †	102,798	5,578,847
Airlines: 0.70%
Sun Country Airlines Holding †	246,445	5,828,424
Building products: 3.68%
A.O. Smith Corporation	53,170	3,196,580
Advanced Drainage Systems Incorporated	80,101	8,771,861
Masonite International Corporation †	95,814	8,798,600
PGT Incorporated †	251,469	5,054,527
The AZEK Company Incorporated †	221,268	4,662,117
		30,483,685
Commercial services & supplies: 1.05%
IAA Incorporated †	107,767	4,206,146
KAR Auction Services Incorporated †	283,388	4,525,706
		8,731,852
Construction & engineering: 0.83%
Dycom Industries Incorporated †	73,319	6,826,732
Electrical equipment: 1.46%
Atkore Incorporated †	65,940	7,182,185
Vicor Corporation †	73,183	4,925,216
		12,107,401
Machinery: 2.73%
Chart Industries Incorporated †	51,972	9,140,835
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Small Company Growth Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Machinery (continued)
SPX Corporation †	168,053	$ 8,458,107
Wabash National Corporation	326,057	5,004,975
		22,603,917
Professional services: 6.19%
ASGN Incorporated †	114,496	10,903,454
Clarivate plc †	318,835	4,709,193
FTI Consulting Incorporated †	51,882	8,716,176
ICF International Incorporated	98,630	10,080,972
KBR Incorporated	221,337	11,013,729
Sterling Check Corporation †	317,441	5,898,054
		51,321,578
Road & rail: 1.58%
Knight-Swift Transportation Holdings Incorporated	138,626	6,742,769
Schneider National Incorporated Class B	264,554	6,386,334
		13,129,103
Trading companies & distributors: 1.67%
Boise Cascade Company	81,744	6,320,446
Core & Main Incorporated †	318,980	7,527,928
		13,848,374
Information technology: 21.70%
Communications equipment: 2.55%
Ciena Corporation †	233,711	11,877,193
Lumentum Holdings Incorporated †	107,978	9,294,746
		21,171,939
Electronic equipment, instruments & components: 1.08%
Itron Incorporated †	83,745	4,322,079
Par Technology Corporation †«	123,037	4,623,730
		8,945,809
IT services: 3.02%
EVO Payments Incorporated Class A †	279,161	6,434,661
LiveRamp Holdings Incorporated †	181,107	4,636,339
Verra Mobility Corporation †	475,333	7,581,561
WEX Incorporated †	37,706	6,420,578
		25,073,139
Semiconductors & semiconductor equipment: 3.94%
FormFactor Incorporated †	104,456	4,288,963
Onto Innovation Incorporated †	88,929	7,148,113
Silicon Motion Technology Corporation ADR	81,509	7,361,078
Synaptics Incorporated †	48,014	7,111,834
Teradyne Incorporated	61,493	6,718,725
		32,628,713
Software: 11.11%
Black Knight Incorporated †	166,431	11,302,329
Box Incorporated Class A †	361,566	9,440,488
CyberArk Software Limited †	56,304	7,820,626
Doubleverify Holdings Incorporated †	213,575	4,752,044
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Portfolio  |  29

Portfolio of investments—May 31, 2022

	Shares	Value
Software (continued)
Jamf Holding Corporation †	266,499	$ 6,859,684
Nutanix Incorporated Class A †	259,718	4,207,432
Pagerduty Incorporated †	329,703	8,127,179
PTC Incorporated †	108,381	12,629,638
Sprout Social Incorporated Class A †	104,827	5,338,839
SS&C Technologies Holdings Incorporated	179,494	11,485,821
Zendesk Incorporated †	59,110	5,405,610
Zuora Incorporated †	467,192	4,737,327
		92,107,017
Materials: 3.41%
Chemicals: 2.53%
Aspen Aerogels Incorporated †	75,892	1,329,628
Element Solutions Incorporated	572,146	12,180,988
Orion Engineered Carbons SA	387,554	7,483,668
		20,994,284
Metals & mining: 0.88%
Steel Dynamics Incorporated	85,614	7,309,723
Real estate: 1.04%
Equity REITs: 0.72%
Ryman Hospitality Properties Incorporated †	67,086	5,990,109
Real estate management & development: 0.32%
Compass Incorporated Class A †«	447,108	2,620,053
Total Common stocks (Cost $593,924,176)		795,181,094

		Yield
Short-term investments: 4.25%
Investment companies: 4.25%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	32,660,804	32,660,804
Securities Lending Cash Investments LLC ♠∩∞		0.91	2,594,900	2,594,900
Total Short-term investments (Cost $35,255,704)				35,255,704
Total investments in securities (Cost $629,179,880)	100.14%			830,436,798
Other assets and liabilities, net	(0.14)			(1,176,700)
Total net assets	100.00%			$829,260,098

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Small Company Growth Portfolio

Portfolio of investments—May 31, 2022
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$40,275,255	$452,951,336	$(460,565,787)	$0	$0	$ 32,660,804	32,660,804	$ 25,419
Securities Lending Cash Investments LLC	21,935,055	183,367,355	(202,707,510)	0	0	2,594,900	2,594,900	15,248 #
				$0	$0	$35,255,704		$40,667

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Portfolio  |  31

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities (including $2,436,672 of securities loaned), at value (cost $593,924,176)	$ 795,181,094
Investments in affiliated securities, at value (cost $35,255,704)	35,255,704
Receivable for investments sold	1,306,141
Receivable for dividends	657,698
Receivable for securities lending income, net	2,135
Prepaid expenses and other assets	27,795
Total assets	832,430,567
Liabilities
Payable upon receipt of securities loaned	2,594,900
Advisory fee payable	541,992
Trustees’ fees and expenses payable	1,415
Accrued expenses and other liabilities	32,162
Total liabilities	3,170,469
Total net assets	$829,260,098
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Small Company Growth Portfolio

Statement of operations—year ended May 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $2,578)	$ 3,933,324
Income from affiliated securities	102,724
Total investment income	4,036,048
Expenses
Advisory fee	8,060,083
Custody and accounting fees	78,776
Professional fees	68,905
Interest holder report expenses	24,751
Trustees’ fees and expenses	19,821
Other fees and expenses	47,025
Total expenses	8,299,361
Net investment loss	(4,263,313)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	238,329,906
Net change in unrealized gains (losses) on investments	(388,267,734)
Net realized and unrealized gains (losses) on investments	(149,937,828)
Net decrease in net assets resulting from operations	$(154,201,141)
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Growth Portfolio  |  33

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment loss	$ (4,263,313)	$ (4,920,462)
Net realized gains on investments	238,329,906	383,642,418
Net change in unrealized gains (losses) on investments	(388,267,734)	248,333,561
Net increase (decrease) in net assets resulting from operations	(154,201,141)	627,055,517
Capital transactions
Transactions in investors’ beneficial interests
Contributions	222,703,095	27,183,074
Withdrawals	(617,532,776)	(661,328,291)
Net decrease in net assets resulting from capital transactions	(394,829,681)	(634,145,217)
Total decrease in net assets	(549,030,822)	(7,089,700)
Net assets
Beginning of period	1,378,290,920	1,385,380,620
End of period	$ 829,260,098	$1,378,290,920
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Small Company Growth Portfolio

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(16.28)%	54.64%	4.08%	(5.64)%	28.74%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.79%	0.78%	0.78%	0.78%
Net expenses	0.81%	0.79%	0.78%	0.78%	0.78%
Net investment loss	(0.42)%	(0.34)%	(0.16)%	(0.09)%	(0.18)%
Supplemental data
Portfolio turnover rate	61%	44%	41%	54%	37%
The accompanying notes are an integral part of these financial statements.

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Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Growth Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the

36  |  Allspring Small Company Growth Portfolio

Notes to financial statements
borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $651,449,383 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$268,219,898
Gross unrealized losses	(89,232,483)
Net unrealized gains	$178,987,415
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Small Company Growth Portfolio  |  37

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 3,202,018	$0	$0	$ 3,202,018
Consumer discretionary	72,784,371	0	0	72,784,371
Consumer staples	26,264,068	0	0	26,264,068
Energy	7,906,072	0	0	7,906,072
Financials	81,683,690	0	0	81,683,690
Health care	204,009,946	0	0	204,009,946
Industrials	182,490,143	0	0	182,490,143
Information technology	179,926,617	0	0	179,926,617
Materials	28,304,007	0	0	28,304,007
Real estate	8,610,162	0	0	8,610,162
Short-term investments
Investment companies	35,255,704	0	0	35,255,704
Total assets	$830,436,798	$0	$0	$830,436,798
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio's average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Peregrine Capital Management, LLC, which is not an affiliate of Allspring Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.38% of the Portfolio's average daily net assets.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

38  |  Allspring Small Company Growth Portfolio

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $607,727,482 and $987,250,379, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
JPMorgan Securities LLC	$1,866,494	$(1,866,494)	$0
Morgan Stanley & Company LLC	570,178	(570,178)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the health care sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and

Allspring Small Company Growth Portfolio  |  39

Notes to financial statements
investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

40  |  Allspring Small Company Growth Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Growth Portfolio (formerly, Wells Fargo Small Company Growth Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Small Company Growth Portfolio  |  41

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 13% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $360,425,433 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $6,096,315 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $41,089,472 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42  |  Allspring Small Company Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Small Company Growth Fund  |  43

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44  |  Allspring Small Company Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Small Company Growth Fund  |  45

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

46  |  Allspring Small Company Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00233 07-22
A285/AR285 05-22

Annual Report
May 31, 2022
Allspring
Small Company Value Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Small Company Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Small Company Value Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in Jun,.e as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Small Company Value Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Small Company Value Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Small Company Value Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Small Company Value Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Allspring Global Investments, LLC
Portfolio managers	Gustaf Little#, Jeff Goverman, Garth R. Nisbet, CFA®‡, Craig Pieringer, CFA®‡
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SCVAX)	1-31-2002	-7.45	7.83	10.29	-1.80 ♠	9.12	10.94	1.35	1.15
Class C (SCVFX)	8-30-2002	-3.56	8.34	10.28	-2.56	8.34	10.28	2.10	1.90
Class R6 (SCVJX)[3]	10-31-2016	–	–	–	-1.41	9.56	11.31	0.92	0.75
Administrator Class (SCVIX)	1-31-2002	–	–	–	-1.71	9.23	11.11	1.27	1.05
Institutional Class (SCVNX)	7-30-2010	–	–	–	-1.53	9.45	11.34	1.02	0.85
Russell 2000® Value Index[4]	–	–	–	–	-7.67	7.83	10.71	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.03% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class A, 1.90% for Class C, 0.75% for Class R6, 1.05% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Little became a portfolio manager of the Fund on May 2, 2022.

6  |  Allspring Small Company Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Small Company Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended May 31, 2022.
■	The health care and financials sectors were the primary contributors to relative performance. Within the health care sector, stock selection and allocation effect within biotechnology contributed to relative performance, while insurance stocks were the main contributor to performance within financials.
■	The consumer discretionary and utilities sectors detracted from relative performance. Within consumer discretionary, underperformance in hotels, restaurants, and specialty retail stocks were the main detractors from performance, while an underweight position in the outperforming utilities sector also detracted from performance.
During the period, investor sentiment shifted from optimism related to the reopening of the economy to concerns over prolonged inflationary and supply chain challenges.
The major U.S. stock indexes reached all-time highs during the first week of January on the prospect of a rebounding economy following the COVID-19 pandemic. Then, almost on cue, a chorus of market challenges emerged: the Omicron variant spike in new COVID-19 cases, worsening supply chain and staffing shortages, rising inflation, a more hawkish U.S. Federal Reserve (Fed), and the outbreak of the Russia-Ukraine war. As the weight of the pandemic began to fade, the rise in inflation became a countervailing threat weighing on equity markets. Over the 12-month period, the S&P 500 Index* fell 0.30% while the Russell 2000® Value Index decreased 7.67%.
We increased exposure to defensive sectors that are more insulated from inflationary challenges.
Defensive sectors—such as utilities, consumer staples, and health care—provided opportunities in attractively valued companies where pricing power might augment future earnings through underappreciated top-line growth. Additionally, we invested in the stocks of semiconductor, technology, infrastructure, and auto parts companies supplying the electric vehicle market due to its favorable long-term growth prospects. Given the rising rate environment, we maintained healthy positions in our asset-sensitive banks, which should benefit from increasing net interest income. Conversely, we reduced positions in bond-proxy real estate investment trusts that we expect will be challenged in a rising rate environment.
Ten largest holdings (%) as of May 31, 2022[1]
Marathon Oil Corporation	2.33
Patterson-UTI Energy Incorporated	2.28
Helmerich & Payne Incorporated	1.99
Diamondback Energy Incorporated	1.98
W&T Offshore Incorporated	1.51
Grocery Outlet Holding Corporation	1.26
Comfort Systems Incorporated	1.25
Pilgrim's Pride Corporation	1.25
Sanderson Farms Incorporated	1.21
American Equity Investment Life Holding Company	1.20
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The health care and financials sectors were the primary contributors to relative performance.
Stock selection and an underweight position in the underperforming biotechnology industry contributed to performance within the health care sector. From a stock selection perspective, the shares of Chemocentryx, Inc., outperformed after receiving FDA approval of its drug avacopan, which is sold under the brand name TAVNEOS. TAVNEOS has the potential to become the standard of care in treating ANCA (anti-neutrophil cytoplasmic autoantibody)-associated vasculitis. Favorable stock selection in the portfolio's insurance and bank holdings were the primary drivers of the outperformance within financials. State Auto Financial Corp.**, a property and casualty insurance company headquartered in Columbus, Ohio, outperformed during the third quarter after Liberty Mutual Insurance offered to acquire the company for $52.00 per share in cash.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
**	This security was no longer held at the end of the reporting period.

8  |  Allspring Small Company Value Fund

Performance highlights (unaudited)
The consumer discretionary and utilities sectors detracted from relative performance.
The consumer discretionary sector detracted from performance due to pressure on leisure products, specialty retail, and homebuilding-related stocks. Additionally, an overweight position in the underperforming consumer discretionary sector hurt performance. During the period, the consumer discretionary stocks in the Russell 2000® Value Index fell by more than 26%. Underperformance from the shares of American Eagle Outfitters, Inc., weighed on the sector's returns due to fears of slowing demand in the face of rising input costs. Additionally, the utilities sector detracted from the Fund's performance due to the Fund's underweight position in the outperforming sector.
Sector allocation as of May 31, 2022[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
The rotation to small-cap value continues.
The increase in rates is a double-edged sword. Higher interest rates from the Fed should allow banks to charge higher rates for loans, leading to higher spreads and improved profitability. Increased profitability for the financials sector, the largest in the Russell 2000® Value Index, should boost small-cap value stocks. How effectively the Fed can execute the tricky task of tightening without forcing the economy into a recession remains. Through recent economic developments and geopolitical uncertainty, small-cap value has continued to shine. There is a reason why small-cap value has been outperforming growth: The three conditions conducive to small-cap value outperformance—economic growth, rising inflation, and increasing rates—have all continued. We also believe that high uncertainty and volatility combine for a compelling case to stay with quality, as is our practice. In summary, we are optimistic about the prospects for our corner of small-cap value.

Allspring Small Company Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 979.10	$5.58	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.69	1.13%
Class C
Actual	$1,000.00	$ 975.00	$9.36	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Class R6
Actual	$1,000.00	$ 981.02	$3.70	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Administrator Class
Actual	$1,000.00	$ 979.32	$5.18	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Institutional Class
Actual	$1,000.00	$ 980.32	$4.20	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring Small Company Value Fund

Portfolio of investments—May 31, 2022

		Value
Investment companies: 99.91%
Affiliated master portfolio: 99.91%
Allspring Small Company Value Portfolio		$ 525,166,582
Total Investment companies (Cost $421,028,133)		525,166,582
Total investments in securities (Cost $421,028,133)	99.91%	525,166,582
Other assets and liabilities, net	0.09	496,260
Total net assets	100.00%	$525,662,842
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Small Company Value Portfolio	85.41%	88.09%	$54,078,544	$(68,307,228)	$7,691,503	$30,435	$525,166,582
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Fund  |  11

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $421,028,133)	$ 525,166,582
Cash	24,659
Receivable for Fund shares sold	682,541
Receivable from manager	49,418
Prepaid expenses and other assets	124,247
Total assets	526,047,447
Liabilities
Payable for Fund shares redeemed	182,540
Shareholder servicing fees payable	82,976
Administration fees payable	80,552
Trustees’ fees and expenses payable	3,529
Distribution fee payable	1,399
Accrued expenses and other liabilities	33,609
Total liabilities	384,605
Total net assets	$525,662,842
Net assets consist of
Paid-in capital	$ 414,615,019
Total distributable earnings	111,047,823
Total net assets	$525,662,842
Computation of net asset value and offering price per share
Net assets – Class A	$ 376,071,836
Shares outstanding – Class A1	10,965,333
Net asset value per share – Class A	$34.30
Maximum offering price per share – Class A2	$36.39
Net assets – Class C	$ 2,278,190
Shares outstanding – Class C1	76,473
Net asset value per share – Class C	$29.79
Net assets – Class R6	$ 8,020,811
Shares outstanding – Class R6[1]	226,225
Net asset value per share – Class R6	$35.46
Net assets – Administrator Class	$ 23,812,842
Shares outstanding – Administrator Class[1]	677,467
Net asset value per share – Administrator Class	$35.15
Net assets – Institutional Class	$ 115,479,163
Shares outstanding – Institutional Class[1]	3,271,225
Net asset value per share – Institutional Class	$35.30
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Small Company Value Fund

Statement of operations—year ended May 31, 2022

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $12,036)	$ 7,691,503
Affiliated income allocated from affiliated Master Portfolio	30,435
Expenses allocated from affiliated Master Portfolio	(4,381,960)
Waivers allocated from affiliated Master Portfolio	468,526
Total investment income	3,808,504
Expenses
Management fee	264,623
Administration fees
Class A	839,906
Class C	6,140
Class R6	2,367
Administrator Class	37,985
Institutional Class	116,036
Shareholder servicing fees
Class A	999,889
Class C	7,296
Administrator Class	73,038
Distribution fee
Class C	21,886
Custody and accounting fees	13,922
Professional fees	49,829
Registration fees	63,119
Shareholder report expenses	85,902
Trustees’ fees and expenses	20,687
Other fees and expenses	136,483
Total expenses	2,739,108
Less: Fee waivers and/or expense reimbursements
Fund-level	(752,385)
Class A	(159,982)
Class C	(877)
Administrator Class	(14,610)
Net expenses	1,811,254
Net investment income	1,997,250
Realized and unrealized gains (losses) on investments
Net realized gains on
Securities transactions allocated from affiliated Master Portfolio	54,078,544
Litigation payments	1,728,343
Net realized gains on investments	55,806,887
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(68,307,228)
Net realized and unrealized gains (losses) on investments	(12,500,341)
Net decrease in net assets resulting from operations	$(10,503,091)
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 1,997,250		$ 1,435,966
Net realized gains on investments		55,806,887		29,216,420
Net change in unrealized gains (losses) on investments		(68,307,228)		204,433,580
Net increase (decrease) in net assets resulting from operations		(10,503,091)		235,085,966
Distributions to shareholders from
Net investment income and net realized gains
Class A		(23,780,784)		(1,293,657)
Class C		(208,181)		0
Class R6		(352,499)		(57,563)
Administrator Class		(1,952,485)		(111,552)
Institutional Class		(4,608,431)		(291,793)
Total distributions to shareholders		(30,902,380)		(1,754,565)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	656,676	24,000,526	941,668	26,856,731
Class C	19,681	658,109	13,195	384,992
Class R6	189,729	7,081,211	191,063	5,140,970
Administrator Class	415,003	15,666,878	324,601	9,607,503
Institutional Class	2,016,490	74,654,109	788,867	24,838,642
		122,060,833		66,828,838
Reinvestment of distributions
Class A	658,773	23,358,988	44,468	1,263,434
Class C	6,753	208,181	0	0
Class R6	9,588	352,499	1,957	57,318
Administrator Class	52,212	1,898,392	3,678	106,887
Institutional Class	124,652	4,555,015	9,851	287,148
		30,373,075		1,714,787
Payment for shares redeemed
Class A	(1,505,117)	(54,479,971)	(2,387,672)	(63,689,654)
Class C	(53,609)	(1,691,679)	(149,932)	(3,213,714)
Class R6	(208,117)	(7,991,882)	(258,998)	(7,165,322)
Administrator Class	(651,213)	(24,288,201)	(194,898)	(5,830,131)
Institutional Class	(761,649)	(28,166,610)	(472,719)	(13,399,558)
		(116,618,343)		(93,298,379)
Net increase (decrease) in net assets resulting from capital share transactions		35,815,565		(24,754,754)
Total increase (decrease) in net assets		(5,589,906)		208,576,647
Net assets
Beginning of period		531,252,748		322,676,101
End of period		$ 525,662,842		$531,252,748
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Small Company Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$37.11	$20.91	$24.22	$28.60	$24.01
Net investment income	0.12 [1]	0.09	0.18 [1]	0.09	0.09
Net realized and unrealized gains (losses) on investments	(0.71)	16.22	(3.35)	(4.31)	4.58
Total from investment operations	(0.59)	16.31	(3.17)	(4.22)	4.67
Distributions to shareholders from
Net investment income	(0.08)	(0.11)	(0.14)	(0.16)	(0.08)
Net realized gains	(2.14)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(2.22)	(0.11)	(0.14)	(0.16)	(0.08)
Net asset value, end of period	$34.30	$37.11	$20.91	$24.22	$28.60
Total return[2]	(1.77)%	77.80%	(13.25)%	(14.72)%	19.48%
Ratios to average net assets (annualized)*
Gross expenses	1.32%	1.32%	1.32%	1.49%	1.47%
Net expenses	1.14%	1.14%	1.13%	1.15%	1.33%
Net investment income	0.33%	0.33%	0.74%	0.38%	0.46%
Supplemental data
Portfolio turnover rate[3]	70%	62%	78%	168%	144%
Net assets, end of period (000s omitted)	$376,072	$414,013	$262,574	$11,902	$15,665

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$32.69	$18.43	$21.48	$25.38	$21.40
Net investment income (loss)	(0.12) [1]	(0.07) [1]	0.01 [1]	(0.08) [1]	(0.07) [1]
Net realized and unrealized gains (losses) on investments	(0.64)	14.33	(3.00)	(3.82)	4.05
Total from investment operations	(0.76)	14.26	(2.99)	(3.90)	3.98
Distributions to shareholders from
Net investment income	0.00	0.00	(0.06)	0.00	0.00
Net realized gains	(2.14)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(2.14)	0.00	(0.06)	0.00	0.00
Net asset value, end of period	$29.79	$32.69	$18.43	$21.48	$25.38
Total return[2]	(2.56)%	76.80%	(13.98)%	(15.37)%	18.60%
Ratios to average net assets (annualized)*
Gross expenses	2.07%	2.06%	2.08%	2.22%	2.21%
Net expenses	1.90%	1.90%	1.90%	1.90%	2.08%
Net investment income (loss)	(0.39)%	(0.29)%	0.02%	(0.35)%	(0.29)%
Supplemental data
Portfolio turnover rate[3]	70%	62%	78%	168%	144%
Net assets, end of period (000s omitted)	$2,278	$3,388	$4,431	$1,099	$1,980

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Small Company Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$38.33	$21.56	$24.92	$29.44	$24.69
Net investment income	0.33	0.20	0.31	0.21 [1]	0.29 [1]
Net realized and unrealized gains (losses) on investments	(0.80)	16.78	(3.50)	(4.45)	4.65
Total from investment operations	(0.47)	16.98	(3.19)	(4.24)	4.94
Distributions to shareholders from
Net investment income	(0.26)	(0.21)	(0.17)	(0.28)	(0.19)
Net realized gains	(2.14)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(2.40)	(0.21)	(0.17)	(0.28)	(0.19)
Net asset value, end of period	$35.46	$38.33	$21.56	$24.92	$29.44
Total return	(1.41)%	78.63%	(12.97)%	(14.38)%	20.03%
Ratios to average net assets (annualized)*
Gross expenses	0.89%	0.89%	0.90%	1.09%	1.03%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.88%
Net investment income	0.71%	0.73%	1.22%	0.77%	1.04%
Supplemental data
Portfolio turnover rate[2]	70%	62%	78%	168%	144%
Net assets, end of period (000s omitted)	$8,021	$9,007	$6,491	$731	$322

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$37.98	$21.40	$24.80	$29.23	$24.53
Net investment income	0.17 [1]	0.10 [1]	0.21 [1]	0.14 [1]	0.20
Net realized and unrealized gains (losses) on investments	(0.75)	16.62	(3.43)	(4.43)	4.63
Total from investment operations	(0.58)	16.72	(3.22)	(4.29)	4.83
Distributions to shareholders from
Net investment income	(0.11)	(0.14)	(0.18)	(0.14)	(0.13)
Net realized gains	(2.14)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(2.25)	(0.14)	(0.18)	(0.14)	(0.13)
Net asset value, end of period	$35.15	$37.98	$21.40	$24.80	$29.23
Total return	(1.71)%	77.91%	(13.18)%	(14.65)%	19.71%
Ratios to average net assets (annualized)*
Gross expenses	1.24%	1.24%	1.32%	1.35%	1.38%
Net expenses	1.05%	1.05%	1.05%	1.05%	1.19%
Net investment income	0.45%	0.35%	0.82%	0.49%	0.59%
Supplemental data
Portfolio turnover rate[2]	70%	62%	78%	168%	144%
Net assets, end of period (000s omitted)	$23,813	$32,721	$15,581	$13,905	$60,379

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Small Company Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$38.13	$21.46	$24.86	$29.40	$24.68
Net investment income	0.20 [1]	0.15 [1]	0.25	0.19 [1]	0.21
Net realized and unrealized gains (losses) on investments	(0.71)	16.70	(3.43)	(4.45)	4.69
Total from investment operations	(0.51)	16.85	(3.18)	(4.26)	4.90
Distributions to shareholders from
Net investment income	(0.18)	(0.18)	(0.22)	(0.28)	(0.18)
Net realized gains	(2.14)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(2.32)	(0.18)	(0.22)	(0.28)	(0.18)
Net asset value, end of period	$35.30	$38.13	$21.46	$24.86	$29.40
Total return	(1.53)%	78.39%	(13.03)%	(14.46)%	19.90%
Ratios to average net assets (annualized)*
Gross expenses	0.99%	0.99%	1.07%	1.14%	1.14%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.99%
Net investment income	0.54%	0.52%	1.04%	0.68%	0.78%
Supplemental data
Portfolio turnover rate[2]	70%	62%	78%	168%	144%
Net assets, end of period (000s omitted)	$115,479	$72,123	$33,600	$33,116	$60,973

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Value Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Small Company Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 88.09% of Allspring Small Company Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

20  |  Allspring Small Company Value Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $434,427,355 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$90,739,227
Gross unrealized losses	0
Net unrealized gains	$90,739,227
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $651,024 in short-term losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Small Company Value Portfolio	Seek long-term capital appreciation	$525,166,582
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Allspring Small Company Value Fund  |  21

Notes to financial statements
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.15%
Class C	1.90
Class R6	0.75
Administrator Class	1.05
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring

22  |  Allspring Small Company Value Fund

Notes to financial statements
Funds Distributor received $2,173 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $370,336,291 and $375,792,864, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$11,642,015	$1,754,565
Long-term capital gain	19,260,365	0
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred
$62,138	$20,897,482	$90,739,227	$(651,024)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and

Allspring Small Company Value Fund  |  23

Notes to financial statements
investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Allspring Small Company Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Value Fund (formerly, Wells Fargo Small Company Value Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Small Company Value Fund  |  25

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 98.98%
Consumer discretionary: 8.49%
Auto components: 1.03%
Patrick Industries Incorporated	71,578	$ 4,302,554
Standard Motor Products Incorporated	46,580	1,860,871
		6,163,425
Hotels, restaurants & leisure: 1.66%
Dine Brands Global Incorporated	79,185	5,819,306
Wyndham Hotels & Resorts Incorporated	51,034	4,089,354
		9,908,660
Household durables: 0.48%
GoPro Incorporated Class A †	417,461	2,884,656
Internet & direct marketing retail: 0.18%
Overstock.com Incorporated †	34,609	1,072,533
Leisure products: 1.65%
Johnson Outdoors Incorporated Class A	63,317	4,126,369
Malibu Boats Incorporated Class A †	97,944	5,739,518
		9,865,887
Specialty retail: 2.43%
American Eagle Outfitters Incorporated «	202,860	2,456,635
Bed Bath & Beyond Incorporated †«	87,011	752,645
Destination XL Group Incorporated †	304,397	1,424,578
Dick's Sporting Goods Incorporated «	60,549	4,918,395
Shoe Carnival Incorporated	180,244	4,913,451
		14,465,704
Textiles, apparel & luxury goods: 1.06%
Lakeland Industries Incorporated †	138,005	2,456,489
Rocky Brands Incorporated	102,368	3,833,682
		6,290,171
Consumer staples: 6.46%
Food & staples retailing: 1.92%
Grocery Outlet Holding Corporation †	196,732	7,524,999
Sprouts Farmers Market Incorporated †	144,727	3,920,654
		11,445,653
Food products: 4.54%
Cal-Maine Foods Incorporated	124,689	5,951,406
Flowers Foods Incorporated	233,212	6,436,651
Pilgrim's Pride Corporation †	223,618	7,450,952
Sanderson Farms Incorporated	36,327	7,247,237
		27,086,246
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Small Company Value Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Energy: 10.10%
Energy equipment & services: 4.28%
Helmerich & Payne Incorporated	235,741	$ 11,869,559
Patterson-UTI Energy Incorporated	713,904	13,621,288
		25,490,847
Oil, gas & consumable fuels: 5.82%
Diamondback Energy Incorporated	77,660	11,805,873
Marathon Oil Corporation	442,168	13,897,340
W&T Offshore Incorporated †	1,339,680	9,016,046
		34,719,259
Financials: 22.67%
Banks: 14.98%
Ameris Bancorp	138,912	6,332,998
Atlantic Union Bankshares Corporation	171,046	6,031,082
Banc of California Incorporated	264,468	5,088,364
Banner Corporation	108,268	6,291,453
FB Financial Corporation	132,233	5,556,431
First Foundation Incorporated	252,215	5,687,448
First Interstate BancSystem Class A	115,025	4,379,002
Great Southern Bancorp Incorporated	84,423	5,010,505
Heritage Financial Corporation	196,286	5,123,065
Homestreet Incorporated	95,770	3,860,489
Independent Bank Corporation	186,700	3,698,527
OceanFirst Financial Corporation	211,336	4,262,647
OFG Bancorp	200,048	5,669,360
Synovus Financial Corporation	133,262	5,683,624
Umpqua Holdings Corporation	324,469	5,726,878
Univest Financial Corporation	188,307	4,990,136
Western Alliance Bancorp	72,737	5,918,610
		89,310,619
Capital markets: 1.10%
Piper Sandler Companies	49,726	6,553,390
Diversified financial services: 1.08%
A-Mark Precious Metals Incorporated	51,438	3,910,831
Jackson Financial Incorporation Class A	69,300	2,523,213
		6,434,044
Insurance: 2.89%
American Equity Investment Life Holding Company	177,335	7,139,507
Horace Mann Educators Corporation	118,027	4,775,372
United Fire Group Incorporated	163,287	5,292,132
		17,207,011
Mortgage REITs: 1.38%
AGNC Investment Corporation	338,522	4,140,124
Annaly Capital Management Incorporated	620,953	4,104,499
		8,244,623
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Portfolio  |  27

Portfolio of investments—May 31, 2022

	Shares	Value
Thrifts & mortgage finance: 1.24%
Axos Financial Incorporated †	68,798	$ 2,659,043
Walker & Dunlop Incorporated	44,712	4,753,333
		7,412,376
Health care: 7.77%
Biotechnology: 0.51%
Chemocentryx Incorporated †	40,559	903,249
Eagle Pharmaceuticals Incorporated †	45,520	2,125,784
		3,029,033
Health care equipment & supplies: 2.30%
AngioDynamics Incorporated †	63,632	1,249,096
EDAP TMS SA ADR †«	127,295	938,164
ICU Medical Incorporated †	15,598	2,833,221
Masimo Corporation †	33,134	4,653,008
Merit Medical Systems Incorporated †	65,817	4,040,506
		13,713,995
Health care providers & services: 4.33%
Addus Homecare Corporation †	29,396	2,454,566
AMN Healthcare Services Incorporated †	39,383	3,816,213
Brookdale Senior Living Incorporated †	617,085	3,517,385
Option Care Health Incorporated †	155,231	4,712,813
Premier Incorporated Class A	86,190	3,224,368
The Ensign Group Incorporated	48,804	3,961,421
U.S. Physical Therapy Incorporated	36,762	4,139,034
		25,825,800
Health care technology: 0.63%
Computer Programs & Systems Incorporated †	83,805	2,672,541
Teladoc Incorporated †«	31,544	1,075,335
		3,747,876
Industrials: 16.12%
Air freight & logistics: 0.37%
Radiant Logistics Incorporated †	335,266	2,222,814
Airlines: 0.69%
Alaska Air Group Incorporated †	84,823	4,093,558
Building products: 1.38%
CSW Industrials Incorporated	43,113	4,575,152
Zurn Water Solutions Corporation	127,475	3,673,830
		8,248,982
Commercial services & supplies: 1.12%
ABM Industries Incorporated	138,698	6,706,046
Construction & engineering: 4.25%
Comfort Systems Incorporated	83,255	7,469,639
Great Lakes Dredge & Dock Company †	366,333	5,385,095
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Small Company Value Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Construction & engineering (continued)
MYR Group Incorporated †	74,309	$ 6,807,447
Sterling Construction Company Incorporated †	230,407	5,670,316
		25,332,497
Electrical equipment: 1.71%
Atkore Incorporated †	42,968	4,680,075
Regal Rexnord Corporation	43,973	5,494,426
		10,174,501
Machinery: 4.29%
Columbus McKinnon Corporation	91,398	3,084,683
Federal Signal Corporation	136,616	4,795,222
Hillenbrand Incorporated	134,957	5,646,601
Kadant Incorporated	29,983	5,549,853
Miller Industries Incorporated	91,135	2,249,212
The Shyft Group Incorporated	190,426	4,225,553
		25,551,124
Professional services: 1.39%
CBIZ Incorporated †	169,317	6,935,224
Mastech Digital Incorporated †	76,686	1,378,431
		8,313,655
Road & rail: 0.92%
Arcbest Corporation	72,233	5,462,982
Information technology: 8.67%
Electronic equipment, instruments & components: 3.78%
ePlus Incorporated †	82,831	4,699,831
Insight Enterprises Incorporated †	53,337	5,270,762
Methode Electronics Incorporated	115,075	5,184,129
PC Connection Incorporated	62,531	2,795,761
Sanmina Corporation †	104,271	4,576,454
		22,526,937
IT services: 1.44%
EPAM Systems Incorporated †	18,587	6,292,071
TTEC Holdings Incorporated	34,337	2,315,687
		8,607,758
Semiconductors & semiconductor equipment: 2.89%
Cirrus Logic Incorporated †	40,118	3,271,222
Diodes Incorporated †	36,380	2,801,624
FormFactor Incorporated †	76,285	3,132,262
Ichor Holdings Limited †	75,692	2,288,926
MKS Instruments Incorporated	22,176	2,738,736
Onto Innovation Incorporated †	37,067	2,979,445
		17,212,215
Software: 0.56%
Cerence Incorporated †	57,624	1,830,138
NCR Corporation †	43,492	1,508,737
		3,338,875
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Portfolio  |  29

Portfolio of investments—May 31, 2022

	Shares	Value
Materials: 6.48%
Chemicals: 3.06%
Advansix Incorporated	85,916	$ 3,980,488
Hawkins Incorporated	147,238	5,324,126
Ingevity Corporation †	19,821	1,381,127
Intrepid Potash Incorporated †	18,064	1,189,876
Minerals Technologies Incorporated	48,009	3,181,076
Stepan Company	28,269	3,169,238
		18,225,931
Construction materials: 1.02%
Eagle Materials Incorporated	46,667	6,092,844
Containers & packaging: 0.86%
UFP Technologies Incorporated †	67,331	5,147,455
Metals & mining: 1.54%
Royal Gold Incorporated	30,146	3,408,910
Schnitzer Steel Industries Incorporated Class A	60,684	2,464,984
SSR Mining Incorporated	168,528	3,274,499
		9,148,393
Real estate: 7.83%
Equity REITs: 7.83%
Agree Realty Corporation	54,851	3,815,984
Armada Hoffler Properties Incorporated	270,135	3,722,460
Centerspace REIT	44,672	3,706,883
Global Medical REIT Incorporated	280,954	3,652,402
Independence Realty Trust Incorporated	96,184	2,261,286
Lexington Corporate Properties Trust	327,017	3,780,317
One Liberty Properties Incorporated	136,640	3,748,035
Outfront Media Incorporated	169,397	3,494,660
PotlatchDeltic Corporation	62,619	3,284,993
Retail Opportunity Investment Corporation	219,167	3,960,348
RLJ Lodging Trust	269,089	3,613,865
STAG Industrial Incorporated	115,360	3,841,488
Summit Hotel Properties Incorporated †	432,887	3,783,432
		46,666,153
Utilities: 4.39%
Electric utilities: 4.39%
Hawaiian Electric Industries Incorporated	150,384	6,492,077
IDACORP Incorporated	59,399	6,475,679
Pinnacle West Capital Corporation	86,552	6,720,763
Portland General Electric Company	131,774	6,489,870
		26,178,389
Total Common stocks (Cost $450,637,565)		590,122,917

The accompanying notes are an integral part of these financial statements.

30  |  Allspring Small Company Value Portfolio

Portfolio of investments—May 31, 2022

	Expiration date	Shares	Value
Warrants: 0.00%
Energy: 0.00%
Energy equipment & services: 0.00%
Parker Drilling Company ♦†	9-16-2024	8,457	$ 338
Total Warrants (Cost $0)			338

		Yield
Short-term investments: 2.21%
Investment companies: 2.21%
Allspring Government Money Market Fund Select Class ♠∞		0.65%	5,144,446	5,144,446
Securities Lending Cash Investments LLC ♠∩∞		0.91	8,022,300	8,022,300
Total Short-term investments (Cost $13,166,746)				13,166,746
Total investments in securities (Cost $463,804,311)	101.19%			603,290,001
Other assets and liabilities, net	(1.19)			(7,097,363)
Total net assets	100.00%			$596,192,638

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$5,823,369	$112,362,300	$(113,041,223)	$0	$0	$ 5,144,446	5,144,446	$ 5,909
Securities Lending Cash Investments LLC	1,657,815	127,360,639	(120,996,154)	0	0	8,022,300	8,022,300	6,859 #
				$0	$0	$13,166,746		$12,768

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Portfolio  |  31

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities (including $7,438,651 of securities loaned), at value (cost $450,637,565)	$ 590,123,255
Investments in affiliated securities, at value (cost $13,166,746)	13,166,746
Receivable for investments sold	777,535
Receivable for dividends	460,727
Receivable for securities lending income, net	1,327
Prepaid expenses and other assets	34,809
Total assets	604,564,399
Liabilities
Payable upon receipt of securities loaned	8,022,300
Advisory fee payable	343,245
Accrued expenses and other liabilities	6,216
Total liabilities	8,371,761
Total net assets	$596,192,638
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Small Company Value Portfolio

Statement of operations—year ended May 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $13,865)	$ 8,913,830
Income from affiliated securities	35,192
Total investment income	8,949,022
Expenses
Advisory fee	4,866,056
Custody and accounting fees	56,942
Professional fees	73,087
Interest holder report expenses	32,987
Trustees’ fees and expenses	19,821
Other fees and expenses	19,801
Total expenses	5,068,694
Less: Fee waivers and/or expense reimbursements	(541,751)
Net expenses	4,526,943
Net investment income	4,422,079
Realized and unrealized gains (losses) on investments
Net realized gains on investments	64,991,534
Net change in unrealized gains (losses) on investments	(80,777,394)
Net realized and unrealized gains (losses) on investments	(15,785,860)
Net decrease in net assets resulting from operations	$(11,363,781)
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Portfolio  |  33

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 4,422,079	$ 3,476,701
Net realized gains on investments	64,991,534	37,164,709
Net change in unrealized gains (losses) on investments	(80,777,394)	242,793,164
Net increase (decrease) in net assets resulting from operations	(11,363,781)	283,434,574
Capital transactions
Transactions in investors’ beneficial interests
Contributions	74,799,145	44,706,834
Withdrawals	(87,265,392)	(109,788,132)
Net decrease in net assets resulting from capital transactions	(12,466,247)	(65,081,298)
Total increase (decrease) in net assets	(23,830,028)	218,353,276
Net assets
Beginning of period	620,022,666	401,669,390
End of period	$596,192,638	$ 620,022,666
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Small Company Value Portfolio

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(1.78)%	78.76%	(13.74)%	(14.51)%	20.10%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.82%	0.86%	0.85%
Net expenses[1]	0.74%	0.74%	0.74%	0.75%	0.84%
Net investment income	0.72%	0.71%	1.15%	0.80%	0.87%
Supplemental data
Portfolio turnover rate	70%	62%	78%	168%	144%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

Allspring Small Company Value Portfolio  |  35

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Value Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the

36  |  Allspring Small Company Value Portfolio

Notes to financial statements
borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $475,248,837 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$150,278,109
Gross unrealized losses	(22,236,945)
Net unrealized gains	$128,041,164
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Small Company Value Portfolio  |  37

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer discretionary	$ 50,651,036	$ 0	$0	$ 50,651,036
Consumer staples	38,531,899	0	0	38,531,899
Energy	60,210,106	0	0	60,210,106
Financials	135,162,063	0	0	135,162,063
Health care	46,316,704	0	0	46,316,704
Industrials	96,106,159	0	0	96,106,159
Information technology	51,685,785	0	0	51,685,785
Materials	38,614,623	0	0	38,614,623
Real estate	46,666,153	0	0	46,666,153
Utilities	26,178,389	0	0	26,178,389
Warrants
Energy	0	338	0	338
Short-term investments
Investment companies	13,166,746	0	0	13,166,746
Total assets	$603,289,663	$338	$0	$603,290,001
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

38  |  Allspring Small Company Value Portfolio

Notes to financial statements
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were $420,422,353 and $426,616,900, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
BNP Paribas Securities Corporation	$4,631,575	$(4,631,575)	$0
Citigroup Global Markets Incorporated	110,550	(110,550)	0
JPMorgan Securities LLC	1,019,291	(1,019,291)	0
Morgan Stanley & Company LLC	1,677,235	(1,677,235)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
8. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Allspring Small Company Value Portfolio  |  39

Notes to financial statements
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

40  |  Allspring Small Company Value Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Value Portfolio (formerly, Wells Fargo Small Company Value Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Small Company Value Portfolio  |  41

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 50% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $19,260,365 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $5,862,958 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $3,358 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, $10,181,981 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42  |  Allspring Small Company Value Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Small Company Value Fund  |  43

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44  |  Allspring Small Company Value Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Small Company Value Fund  |  45

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

46  |  Allspring Small Company Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00234 07-22
A286/AR286 05-22

Annual Report
May 31, 2022
Allspring Core Bond Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Core Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Core Bond Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Core Bond Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Core Bond Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Core Bond Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Core Bond Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks total return, consisting of income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Allspring Global Investments, LLC
Portfolio managers	Maulik Bhansali, CFA®‡, Jarad Vasquez
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (MBFAX)	10-31-2001	-13.03	-0.07	1.09	-8.95	0.85	1.55	0.83	0.78
Class C (MBFCX)	10-31-2001	-10.65	0.10	0.94	-9.65	0.10	0.94	1.58	1.53
Class R (WTRRX)	7-9-2010	–	–	–	-9.09	0.66	1.33	1.08	1.03
Class R4 (MBFRX)[3]	11-30-2012	–	–	–	-8.74	1.13	1.83	0.60	0.52
Class R6 (WTRIX)[4]	11-30-2012	–	–	–	-8.61	1.26	1.97	0.45	0.37
Administrator Class (MNTRX)	6-30-1997	–	–	–	-8.90	0.93	1.63	0.77	0.70
Institutional Class (MBFIX)	10-31-2001	–	–	–	-8.59	1.23	1.92	0.50	0.42
Bloomberg U.S. Aggregate Bond Index[5]	–	–	–	–	-8.22	1.18	1.71	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 1.03% for Class R, 0.52% for Class R4, 0.37% for Class R6, 0.70% for Administrator Class, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R4 shares would be higher.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Core Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. This fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Core Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2022.
■	Security selection in mortgage-backed securities (MBS) and asset-backed securities (ABS) drove the negative attribution for this 12-month period, while the positive effects of security selection in credit provided a solid offset.
■	Sector allocation was neutral to performance, as the negative impacts of being overweight credit and ABS were mostly offset by an underweight to MBS and, to a lesser extent, commercial mortgage-backed securities (CMBS) versus the benchmark.
U.S. economic growth appears to have stabilized, yet downside risks seem likely to persist.
Manufacturing surveys have steadied at expansionary levels but services surveys, on the other hand, have continued to slow as a broad range of categories that benefited from the economy’s reopening are showing normalization of activity, even if pent-up demand for segments like travel should remain, substituting from merchandise goods. Consumer confidence remains on the weak side as inflation pinches budgets, well exceeding wage gains, though retail sales appeared to demonstrate overall resilience. Housing is showing early signs of a slowdown, particularly for new and existing home sales, especially as rising mortgage rates could be tempering affordability in a tight market. Corporate capital expenditures and research and development could also be at risk of a slowdown, given caution in earnings guidance. Employment growth has also slowed as some employers focus on improving productivity in the face of rising unit labor costs.
Ten largest holdings (%) as of May 31, 2022[1]
U.S. Treasury Note, 2.75%, 4-30-2027	2.51
U.S. Treasury Note, 2.75%, 5-15-2025	2.27
U.S. Treasury Bond, 1.75%, 8-15-2041	1.66
FNMA, 5.00%, 8-11-2052	1.58
U.S. Treasury Bond, 1.38%, 11-15-2040	1.56
U.S. Treasury Note, 0.25%, 9-30-2025	1.56
U.S. Treasury Note, 2.88%, 5-15-2032	1.48
U.S. Treasury Note, 1.50%, 8-15-2026	1.42
U.S. Treasury Note, 0.25%, 8-31-2025	1.38
FNMA, 4.00%, 7-14-2052	1.32
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
International growth could potentially contribute going forward, especially amid signs of improvement in foreign exchange markets and a potential rethinking around China’s zero-COVID-19 strategy, while Europe remains a risk. A historically wide U.S. trade deficit, which has spiked on commodity import costs, suggests an overreliance on imports of merchandise, industrial supplies, and commodities, with an ongoing national security need to find new sources for some aspects of production. On balance, a reversal of seasonal and technical factors that weighed on first-quarter growth, such as a drawdown of inventories, coupled with relatively steady, yet slowing, demand factors, should suggest a low positive growth rate for gross domestic product for the second quarter, with risks to estimates being downside-biased.
Given recent market volatility amid rapidly shifting expectations on monetary policy, investors now seem more comfortable with clarity provided by the U.S. Federal Reserve’s (Fed) forward guidance on the path of rate hikes and commitment to an orderly and predictable run-down of securities holdings and data on growth and inflation has improved somewhat. Nonetheless, investors will need to be vigilant around risks that are present in persistent inflation, slowing growth, Russia’s invasion of Ukraine, and a Fed that is anticipating that financial conditions would need to tighten further to address inflationary risks.
Portfolio composition as of May 31, 2022[1]
[1]	Figures represent the portfolio allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
Yields have risen as central banks have moved to address inflation risks, and the forward curve now seems to be pricing in a fairly aggressive path of rate hikes, including the risk of

8  |  Allspring Core Bond Fund

Performance highlights (unaudited)
above-neutral rates by year-end. As a result, some value has emerged in front-end Treasuries, especially if there’s downside risk to growth or if inflation comes down more rapidly in future periods. Still, the minutes from the recent Fed meetings and comments from policy officials highlight that some further tightening of financial conditions could need to occur to align economic demand to constrained supply, whether in the form of additional rate hikes beyond those currently expected or retraction of liquidity that affects costs of credit and equity. Economic and financial market impacts from recent moves in yield curves, particularly on housing finance and more leveraged credit products, might not be fully understood at this time and could play out over the summer months, highlighting potential pain ahead. Business leaders seem to be pivoting toward preparing for an economic downturn. Notably, a pullback in business investment as opposed to consumer spending would highlight ongoing economic imbalances. Elevated volatility seems likely to persist, as economic cycles become shorter and more prone to shocks.
Consistent with our bottom-up process, we maintain a neutral duration. We have increased our overweight to ABS, seeing value in the higher-quality segments of the market following recent spread widening. Similarly, we have decreased our underweight to agency MBS as we found a few opportunities to add in front of the Fed’s reduction of its balance sheet at more attractive spreads. We have reduced our overweight to credit, especially as new issue supply slowed during May and as spreads performed into month-end, and within credit, we have positioned for somewhat higher overall quality. We remain lightly positioned in CMBS, favoring other spread sectors and anticipating some dislocations in commercial real estate valuations on a property-level basis as we move forward. We remain nimble and agile, and we stand ready to take advantage of security selection opportunities where they arise.

Allspring Core Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 904.23	$3.70	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class C
Actual	$1,000.00	$ 900.58	$7.25	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R
Actual	$1,000.00	$ 903.45	$4.13	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.38	0.87%
Class R4
Actual	$1,000.00	$ 905.08	$2.47	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%
Class R6
Actual	$1,000.00	$ 905.68	$1.76	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.87	0.37%
Administrator Class
Actual	$1,000.00	$ 904.31	$3.28	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.49	$3.48	0.69%
Institutional Class
Actual	$1,000.00	$ 905.45	$2.00	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring Core Bond Fund

Fund expenses (unaudited)

Allspring Core Bond Fund  |  11

Portfolio of investments—May 31, 2022

		Value
Investment companies: 100.08%
Affiliated master portfolio: 100.08%
Allspring Core Bond Portfolio		$ 4,605,920,600
Total Investment companies (Cost $4,931,895,745)		4,605,920,600
Total investments in securities (Cost $4,931,895,745)	100.08%	4,605,920,600
Other assets and liabilities, net	(0.08)	(3,749,925)
Total net assets	100.00%	$4,602,170,675
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Core Bond Portfolio	94.49%	94.49%	$(160,127,410)	$(336,112,120)	$84,935,574	$189,256	$4,605,920,600
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Core Bond Fund

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $4,931,895,745)	$ 4,605,920,600
Receivable for Fund shares sold	4,319,379
Receivable from manager	100,531
Prepaid expenses and other assets	116,662
Total assets	4,610,457,172
Liabilities
Payable for Fund shares redeemed	6,970,511
Dividends payable	862,656
Administration fees payable	268,389
Distribution fees payable	5,282
Trustees’ fees and expenses payable	895
Accrued expenses and other liabilities	178,764
Total liabilities	8,286,497
Total net assets	$4,602,170,675
Net assets consist of
Paid-in capital	$ 5,125,148,836
Total distributable loss	(522,978,161)
Total net assets	$4,602,170,675
Computation of net asset value and offering price per share
Net assets – Class A	$ 324,431,219
Shares outstanding – Class A1	27,018,137
Net asset value per share – Class A	$12.01
Maximum offering price per share – Class A2	$12.58
Net assets – Class C	$ 7,805,540
Shares outstanding – Class C1	656,979
Net asset value per share – Class C	$11.88
Net assets – Class R	$ 1,449,082
Shares outstanding – Class R1	123,809
Net asset value per share – Class R	$11.70
Net assets – Class R4	$ 1,567,322
Shares outstanding – Class R4[1]	133,936
Net asset value per share – Class R4	$11.70
Net assets – Class R6	$ 1,643,352,758
Shares outstanding – Class R6[1]	140,547,560
Net asset value per share – Class R6	$11.69
Net assets – Administrator Class	$ 177,304,540
Shares outstanding – Administrator Class[1]	15,148,270
Net asset value per share – Administrator Class	$11.70
Net assets – Institutional Class	$ 2,446,260,214
Shares outstanding – Institutional Class[1]	209,294,240
Net asset value per share – Institutional Class	$11.69
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Fund  |  13

Statement of operations—year ended May 31, 2022

Investment income
Interest allocated from affiliated Master Portfolio (net of foreign withholding taxes of $219)	$ 84,935,574
Affiliated income allocated from affiliated Master Portfolio	189,256
Expenses allocated from affiliated Master Portfolio	(17,983,414)
Waivers allocated from affiliated Master Portfolio	23,171
Total investment income	67,164,587
Expenses
Management fee	2,507,030
Administration fees
Class A	573,417
Class C	16,996
Class R	2,573
Class R4	1,403
Class R6	535,802
Administrator Class	210,631
Institutional Class	2,136,247
Shareholder servicing fees
Class A	895,964
Class C	26,469
Class R	2,801
Class R4	1,749
Administrator Class	483,181
Distribution fees
Class C	79,385
Class R	2,801
Custody and accounting fees	145,074
Professional fees	40,164
Registration fees	59,888
Shareholder report expenses	38,522
Trustees’ fees and expenses	20,687
Other fees and expenses	43,848
Total expenses	7,824,632
Less: Fee waivers and/or expense reimbursements
Fund-level	(2,060,004)
Class A	(33,070)
Class C	(4)
Class R4	(573)
Class R6	(535,802)
Administrator Class	(18,894)
Institutional Class	(880,933)
Net expenses	4,295,352
Net investment income	62,869,235
Realized and unrealized gains (losses) on investments
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(160,127,410)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(336,112,120)
Net realized and unrealized gains (losses) on investments	(496,239,530)
Net decrease in net assets resulting from operations	$(433,370,295)
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Core Bond Fund

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 62,869,235		$ 68,755,092
Net realized gains (losses) on investments		(160,127,410)		124,275,417
Net change in unrealized gains (losses) on investments		(336,112,120)		(163,776,116)
Net increase (decrease) in net assets resulting from operations		(433,370,295)		29,254,393
Distributions to shareholders from
Net investment income and net realized gains
Class A		(6,433,689)		(18,390,567)
Class C		(110,382)		(826,028)
Class R		(26,649)		(109,006)
Class R4		(36,787)		(255,450)
Class R6		(39,431,641)		(147,643,160)
Administrator Class		(4,031,398)		(13,932,917)
Institutional Class		(58,058,159)		(162,044,711)
Total distributions to shareholders		(108,128,705)		(343,201,839)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,702,453	48,486,367	12,273,258	169,431,477
Class C	108,019	1,407,245	429,511	6,062,121
Class R	34,646	423,424	42,683	585,880
Class R4	28,978	375,499	73,596	1,019,265
Class R6	35,298,112	443,259,488	41,373,976	564,946,588
Administrator Class	2,796,248	36,167,197	7,772,437	107,461,106
Institutional Class	81,429,382	1,025,963,187	91,169,096	1,242,662,922
		1,556,082,407		2,092,169,359
Reinvestment of distributions
Class A	459,521	6,030,239	1,173,633	16,238,069
Class C	8,369	109,235	58,078	794,241
Class R	1,429	18,254	5,020	67,665
Class R4	2,874	36,727	18,865	254,704
Class R6	2,565,625	32,770,856	8,211,303	110,794,663
Administrator Class	297,680	3,811,913	991,907	13,386,686
Institutional Class	4,290,277	54,802,544	11,300,587	152,228,735
		97,579,768		293,764,763
Payment for shares redeemed
Class A	(4,763,948)	(62,340,443)	(6,969,911)	(96,545,555)
Class C	(467,425)	(6,084,370)	(1,472,599)	(20,765,992)
Class R	(43,328)	(536,185)	(150,925)	(2,094,716)
Class R4	(33,896)	(428,263)	(285,459)	(3,858,168)
Class R6	(48,563,677)	(619,916,699)	(82,522,155)	(1,114,913,998)
Administrator Class	(4,352,230)	(55,087,181)	(8,154,991)	(111,662,175)
Institutional Class	(86,745,436)	(1,095,982,497)	(63,368,919)	(856,440,756)
		(1,840,375,638)		(2,206,281,360)
Net increase (decrease) in net assets resulting from capital share transactions		(186,713,463)		179,652,762
Total decrease in net assets		(728,212,463)		(134,294,684)
Net assets
Beginning of period		5,330,383,138		5,464,677,822
End of period		$ 4,602,170,675		$ 5,330,383,138
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.43	$14.17	$13.28	$12.86	$13.22
Net investment income	0.12	0.12 [1]	0.25	0.32	0.24
Net realized and unrealized gains (losses) on investments	(1.30)	(0.06)	0.93	0.42	(0.36)
Total from investment operations	(1.18)	0.06	1.18	0.74	(0.12)
Distributions to shareholders from
Net investment income	(0.12)	(0.15)	(0.26)	(0.32)	(0.24)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.24)	(0.80)	(0.29)	(0.32)	(0.24)
Net asset value, end of period	$12.01	$13.43	$14.17	$13.28	$12.86
Total return[2]	(8.95)%	0.31%	9.03%	5.87%	(0.96)%
Ratios to average net assets (annualized)*
Gross expenses	0.82%	0.82%	0.82%	0.83%	0.83%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	0.91%	0.87%	1.85%	2.50%	1.79%
Supplemental data
Portfolio turnover rate[3]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$324,431	$370,882	$299,642	$302,246	$320,208

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Core Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.29	$14.03	$13.15	$12.74	$13.09
Net investment income	0.05	0.03	0.15	0.23	0.14
Net realized and unrealized gains (losses) on investments	(1.32)	(0.07)	0.92	0.40	(0.35)
Total from investment operations	(1.27)	(0.04)	1.07	0.63	(0.21)
Distributions to shareholders from
Net investment income	(0.02)	(0.05)	(0.16)	(0.22)	(0.14)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.14)	(0.70)	(0.19)	(0.22)	(0.14)
Net asset value, end of period	$11.88	$13.29	$14.03	$13.15	$12.74
Total return[1]	(9.65)%	(0.45)%	8.22%	5.04%	(1.65)%
Ratios to average net assets (annualized)*
Gross expenses	1.57%	1.57%	1.57%	1.58%	1.58%
Net expenses	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income	0.13%	0.16%	1.11%	1.75%	1.04%
Supplemental data
Portfolio turnover rate[2]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$7,806	$13,399	$27,971	$34,494	$47,843

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Total return calculations do not include any sales charges.
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.09	$13.83	$12.96	$12.55	$12.90
Net investment income	0.10 [1]	0.11 [1]	0.22 [1]	0.28 [1]	0.20 [1]
Net realized and unrealized gains (losses) on investments	(1.27)	(0.06)	0.90	0.41	(0.35)
Total from investment operations	(1.17)	0.05	1.12	0.69	(0.15)
Distributions to shareholders from
Net investment income	(0.10)	(0.14)	(0.22)	(0.28)	(0.20)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.22)	(0.79)	(0.25)	(0.28)	(0.20)
Net asset value, end of period	$11.70	$13.09	$13.83	$12.96	$12.55
Total return	(9.09)%	0.22%	8.80%	5.61%	(1.19)%
Ratios to average net assets (annualized)*
Gross expenses	0.92%	0.87%	1.05%	1.07%	1.08%
Net expenses	0.90%	0.86%	1.02%	1.03%	1.03%
Net investment income	0.79%	0.81%	1.66%	2.25%	1.54%
Supplemental data
Portfolio turnover rate[2]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$1,449	$1,716	$3,241	$8,565	$12,230

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Core Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R4	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.09	$13.83	$12.95	$12.55	$12.89
Net investment income	0.15	0.16 [1]	0.29 [1]	0.35	0.26 [1]
Net realized and unrealized gains (losses) on investments	(1.27)	(0.06)	0.91	0.40	(0.34)
Total from investment operations	(1.12)	0.10	1.20	0.75	(0.08)
Distributions to shareholders from
Net investment income	(0.15)	(0.19)	(0.29)	(0.35)	(0.26)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.27)	(0.84)	(0.32)	(0.35)	(0.26)
Net asset value, end of period	$11.70	$13.09	$13.83	$12.95	$12.55
Total return	(8.74)%	0.55%	9.34%	6.07%	(0.61)%
Ratios to average net assets (annualized)*
Gross expenses	0.59%	0.59%	0.59%	0.60%	0.60%
Net expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income	1.17%	1.16%	2.19%	2.76%	2.01%
Supplemental data
Portfolio turnover rate[2]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$1,567	$1,780	$4,549	$10,805	$11,680

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.08	$13.82	$12.95	$12.54	$12.89
Net investment income	0.17	0.18 [1]	0.30	0.37	0.28
Net realized and unrealized gains (losses) on investments	(1.27)	(0.06)	0.91	0.41	(0.35)
Total from investment operations	(1.10)	0.12	1.21	0.78	(0.07)
Distributions to shareholders from
Net investment income	(0.17)	(0.21)	(0.31)	(0.37)	(0.28)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.29)	(0.86)	(0.34)	(0.37)	(0.28)
Net asset value, end of period	$11.69	$13.08	$13.82	$12.95	$12.54
Total return	(8.61)%	0.70%	9.42%	6.31%	(0.54)%
Ratios to average net assets (annualized)*
Gross expenses	0.44%	0.44%	0.44%	0.45%	0.45%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	1.32%	1.29%	2.26%	2.92%	2.24%
Supplemental data
Portfolio turnover rate[2]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$1,643,353	$1,978,164	$2,545,332	$2,513,644	$1,360,847

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Core Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.09	$13.83	$12.96	$12.56	$12.90
Net investment income	0.13	0.13	0.26	0.33 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	(1.27)	(0.06)	0.90	0.40	(0.34)
Total from investment operations	(1.14)	0.07	1.16	0.73	(0.10)
Distributions to shareholders from
Net investment income	(0.13)	(0.16)	(0.26)	(0.33)	(0.24)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.25)	(0.81)	(0.29)	(0.33)	(0.24)
Net asset value, end of period	$11.70	$13.09	$13.83	$12.96	$12.56
Total return	(8.90)%	0.37%	9.14%	5.87%	(0.79)%
Ratios to average net assets (annualized)*
Gross expenses	0.74%	0.76%	0.76%	0.76%	0.77%
Net expenses	0.69%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.99%	0.95%	1.92%	2.58%	1.86%
Supplemental data
Portfolio turnover rate[2]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$177,305	$214,796	$218,522	$205,825	$269,057

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.07	$13.82	$12.94	$12.54	$12.88
Net investment income	0.16	0.17	0.29	0.36	0.28
Net realized and unrealized gains (losses) on investments	(1.26)	(0.07)	0.92	0.40	(0.34)
Total from investment operations	(1.10)	0.10	1.21	0.76	(0.06)
Distributions to shareholders from
Net investment income	(0.16)	(0.20)	(0.30)	(0.36)	(0.28)
Net realized gains	(0.12)	(0.65)	(0.03)	0.00	0.00
Total distributions to shareholders	(0.28)	(0.85)	(0.33)	(0.36)	(0.28)
Net asset value, end of period	$11.69	$13.07	$13.82	$12.94	$12.54
Total return	(8.59)%	0.58%	9.45%	6.18%	(0.51)%
Ratios to average net assets (annualized)*
Gross expenses	0.49%	0.49%	0.49%	0.50%	0.50%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	1.27%	1.22%	2.21%	2.86%	2.16%
Supplemental data
Portfolio turnover rate[1]	432%	457%	603%	577%	542%
Net assets, end of period (000s omitted)	$2,446,260	$2,749,647	$2,365,421	$2,343,238	$3,318,290

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%

[1]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Core Bond Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Bond Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Core Bond Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 94.49% of Allspring Core Bond Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Allspring Core Bond Fund  |  23

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $4,957,666,104 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 0
Gross unrealized losses	(351,745,504)
Net unrealized losses	$(351,745,504)
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $141,946,847 in short-term capital losses and $29,094,231 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$4,605,920,600
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

24  |  Allspring Core Bond Fund

Notes to financial statements
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R	0.16
Class R4	0.08
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.78%
Class C	1.53
Class R	1.03
Class R4	0.52
Class R6	0.37
Administrator Class	0.70
Institutional Class	0.42

Allspring Core Bond Fund  |  25

Notes to financial statements
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $1,215 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$19,079,692,971	$4,258,423,945	$19,537,746,801	$3,722,769,013
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$80,688,093	$291,084,924
Long-term capital gain	27,440,612	52,116,915
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred
$695,033	$(351,745,504)	$(171,041,078)

26  |  Allspring Core Bond Fund

Notes to financial statements
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Core Bond Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Core Bond Fund (formerly, Wells Fargo Core Bond Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

28  |  Allspring Core Bond Fund

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 29.89%
FHLMC ¤	0.00%	12-14-2029	$6,390,000	$ 5,027,451
FHLMC (1 Month LIBOR +0.35%) ±	1.22	12-15-2048	480,166	477,191
FHLMC	1.75	5-15-2043	1,847,354	1,709,681
FHLMC	2.00	11-1-2041	2,186,535	1,980,236
FHLMC	2.00	11-1-2041	2,898,420	2,624,956
FHLMC	2.00	12-1-2041	12,390,629	11,221,553
FHLMC	2.00	1-1-2042	2,170,096	1,965,338
FHLMC	2.00	2-1-2042	4,591,553	4,138,408
FHLMC	2.00	3-1-2042	4,046,369	3,664,668
FHLMC	2.00	5-1-2042	4,412,663	3,996,388
FHLMC (12 Month LIBOR +1.64%) ±	2.42	9-1-2045	7,354,857	7,437,896
FHLMC	2.50	1-1-2036	13,552,570	13,243,097
FHLMC	2.50	5-1-2042	6,631,634	6,194,745
FHLMC	2.50	8-1-2051	1,807,186	1,668,020
FHLMC	2.50	9-1-2051	11,739,172	10,913,578
FHLMC	2.50	1-1-2052	11,632,641	10,734,726
FHLMC	2.50	2-1-2052	1,228,740	1,134,423
FHLMC	2.50	3-1-2052	4,067,578	3,753,459
FHLMC (12 Month LIBOR +1.68%) ±	2.62	9-1-2047	7,003,360	7,141,809
FHLMC (12 Month LIBOR +1.64%) ±	2.81	5-1-2049	2,133,722	2,146,337
FHLMC (12 Month LIBOR +1.64%) ±	2.84	4-1-2048	8,328,949	8,525,451
FHLMC	3.00	10-15-2047	4,646,219	4,501,354
FHLMC	3.00	5-15-2050	3,697,838	3,599,197
FHLMC	3.00	8-1-2051	782,258	746,986
FHLMC	3.00	9-1-2051	1,858,476	1,774,349
FHLMC	3.00	11-1-2051	1,104,007	1,054,211
FHLMC	3.00	12-1-2051	14,795,482	14,288,582
FHLMC	3.00	3-1-2052	1,543,546	1,483,012
FHLMC	3.00	3-1-2052	918,270	886,807
FHLMC (12 Month LIBOR +1.64%) ±	3.44	3-1-2049	3,275,464	3,321,637
FHLMC	4.00	1-1-2035	100,889	102,496
FHLMC	4.00	1-1-2036	209,975	217,472
FHLMC	4.00	10-1-2036	1,037,076	1,058,888
FHLMC	4.00	3-1-2037	173,117	180,157
FHLMC	4.00	3-1-2037	197,421	206,910
FHLMC	4.00	3-1-2037	177,980	184,338
FHLMC	4.00	4-1-2037	1,528,649	1,574,001
FHLMC	4.00	4-1-2037	1,264,513	1,309,727
FHLMC	4.00	8-1-2038	5,888,880	5,972,424
FHLMC	4.00	7-1-2049	8,715,338	8,920,263
FHLMC	4.50	6-1-2039	193,165	199,241
FHLMC	4.50	7-1-2039	249,953	259,959
FHLMC	5.00	5-1-2048	4,151,140	4,366,458
FHLMC	5.00	3-1-2049	6,597,249	6,932,200
FHLMC Series 1897 Class K	7.00	9-15-2026	146	154
FHLMC Series 264 Class 30	3.00	7-15-2042	6,192,466	5,944,463
FHLMC Series 4426 Class QC	1.75	7-15-2037	3,127,280	2,976,661
FHLMC Series 4705 Class A	4.50	9-15-2042	90,798	90,867
FHLMC Series 4763 Class CA	3.00	9-15-2038	919,728	894,962
FHLMC Series 4767 Class KA	3.00	3-15-2048	2,531,116	2,462,746
FHLMC Series 5091 Class AB	1.50	3-25-2051	7,099,984	6,391,730
FHLMC Series 5119 Class AB	1.50	8-25-2049	3,611,605	3,207,201
FHLMC Series 5201 Class CA	2.50	7-25-2048	4,679,187	4,417,073
FHLMC Series 5217 Class CD	2.50	7-25-2049	4,114,064	3,983,962
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  29

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA ¤	0.00%	11-15-2030	$18,777,000	$ 14,539,669
FNMA	1.50	10-1-2041	14,979,913	13,066,764
FNMA	1.50	11-1-2041	30,106,270	26,260,423
FNMA	1.50	1-25-2043	2,270,827	2,080,896
FNMA	1.50	1-25-2043	7,726,584	7,226,308
FNMA	1.70	8-25-2033	8,953,699	8,529,244
FNMA	1.75	5-25-2043	2,562,362	2,371,965
FNMA	1.75	6-25-2046	16,821,692	15,229,056
FNMA	2.00	6-25-2038	8,798,460	8,354,674
FNMA	2.00	2-1-2042	18,557,372	16,806,825
FNMA	2.00	3-1-2042	12,389,311	11,220,584
FNMA	2.00	10-1-2051	26,488,847	23,569,577
FNMA	2.00	3-1-2052	7,432,240	6,642,545
FNMA (12 Month LIBOR +1.58%) ±	2.06	6-1-2045	1,694,948	1,736,564
FNMA (12 Month LIBOR +1.58%) ±	2.38	1-1-2046	5,111,275	5,231,279
FNMA	2.50	12-1-2035	14,158,829	13,835,369
FNMA	2.50	3-1-2036	8,059,753	7,875,633
FNMA	2.50	4-1-2036	2,849,824	2,784,668
FNMA	2.50	5-1-2036	9,575,796	9,350,814
FNMA	2.50	5-1-2036	7,398,563	7,217,343
FNMA	2.50	6-1-2036	8,776,673	8,576,125
FNMA	2.50	8-1-2041	4,340,289	4,072,149
FNMA	2.50	2-1-2042	4,558,735	4,280,139
FNMA	2.50	4-1-2042	3,859,093	3,608,681
FNMA	2.50	5-1-2042	5,568,216	5,206,908
FNMA	2.50	11-25-2044	1,556,096	1,480,188
FNMA	2.50	8-1-2050	26,838,260	24,913,447
FNMA	2.50	10-1-2050	6,897,489	6,423,896
FNMA	2.50	6-1-2051	4,788,699	4,427,029
FNMA	2.50	9-1-2051	5,471,674	5,056,635
FNMA	2.50	12-1-2051	9,963,997	9,221,265
FNMA	2.50	12-1-2051	4,798,976	4,451,985
FNMA	2.50	12-1-2051	14,629,515	13,542,443
FNMA	2.50	3-1-2052	1,950,929	1,807,223
FNMA	2.50	3-1-2052	3,049,369	2,813,880
FNMA	3.00	1-1-2043	5,082,367	4,962,081
FNMA	3.00	5-25-2048	6,580,335	6,463,840
FNMA	3.00	7-25-2049	2,231,590	2,142,336
FNMA	3.00	11-1-2050	12,759,182	12,353,539
FNMA	3.00	6-1-2051	9,151,283	8,905,797
FNMA	3.00	6-1-2051	2,335,505	2,259,544
FNMA	3.00	8-1-2051	11,140,590	10,799,392
FNMA	3.00	9-1-2051	1,627,301	1,553,637
FNMA	3.00	1-1-2052	17,134,567	16,351,820
FNMA	3.00	4-1-2052	4,752,215	4,561,499
FNMA	3.00	4-1-2052	7,445,426	7,148,825
FNMA %%	3.00	6-13-2052	2,700,000	2,571,012
FNMA	3.00	12-1-2054	22,452,763	21,639,497
FNMA	3.00	2-1-2055	2,226,085	2,159,595
FNMA	3.00	7-1-2060	28,375,139	27,540,001
FNMA	3.00	7-1-2060	21,827,643	21,006,952
FNMA	3.50	4-1-2050	5,984,731	5,987,971
FNMA	3.50	7-1-2050	8,067,460	8,071,839
FNMA	3.50	1-1-2052	7,040,214	7,044,027
FNMA	3.50	2-1-2052	7,086,682	7,090,520
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	3.50%	3-1-2052	$18,013,139	$ 17,967,167
FNMA	3.50	3-1-2052	14,622,426	14,521,774
FNMA	3.50	3-1-2052	8,389,086	8,393,630
FNMA	3.50	5-1-2052	19,390,595	19,161,186
FNMA	3.50	5-1-2052	9,783,566	9,747,295
FNMA %%	3.50	7-14-2052	6,700,000	6,548,487
FNMA	4.00	9-1-2033	1,644,783	1,686,301
FNMA	4.00	12-1-2036	189,288	194,814
FNMA	4.00	10-1-2037	1,209,436	1,233,556
FNMA	4.00	6-1-2038	2,280,176	2,322,096
FNMA	4.00	9-1-2045	694,423	716,333
FNMA	4.00	1-1-2046	4,971,649	5,128,507
FNMA	4.00	2-1-2047	2,433,792	2,484,570
FNMA	4.00	4-1-2047	622,552	633,590
FNMA	4.00	4-1-2047	468,621	481,888
FNMA	4.00	4-1-2047	164,435	166,046
FNMA	4.00	10-1-2047	564,022	579,977
FNMA	4.00	10-1-2047	451,652	462,900
FNMA	4.00	7-1-2048	15,404,540	15,715,161
FNMA	4.00	12-1-2048	2,475,860	2,545,980
FNMA	4.00	2-1-2049	2,745,847	2,797,616
FNMA	4.00	5-1-2049	306,847	309,845
FNMA	4.00	5-1-2049	2,207,806	2,259,126
FNMA	4.00	12-1-2049	2,344,684	2,391,450
FNMA %%	4.00	6-13-2052	40,700,000	40,674,563
FNMA %%	4.00	7-14-2052	64,700,000	64,493,747
FNMA	4.00	8-1-2059	2,964,976	3,068,897
FNMA	4.50	5-1-2034	783,266	818,564
FNMA	4.50	6-1-2041	181,370	189,185
FNMA	4.50	3-1-2043	2,482,902	2,589,697
FNMA	4.50	10-1-2045	3,784,109	3,942,703
FNMA	4.50	2-1-2046	92,415	96,257
FNMA	4.50	7-1-2048	4,038,819	4,224,801
FNMA	4.50	8-1-2048	5,073,513	5,316,069
FNMA	4.50	10-1-2048	4,409,880	4,620,797
FNMA	4.50	11-1-2048	1,759,929	1,849,794
FNMA	4.50	1-1-2049	8,200,096	8,592,208
FNMA	4.50	2-1-2049	4,379,994	4,589,335
FNMA	4.50	6-1-2049	3,294,791	3,452,374
FNMA	4.50	7-1-2049	3,612,504	3,785,176
FNMA	4.50	8-1-2049	3,235,880	3,390,545
FNMA %%	4.50	8-11-2052	58,200,000	58,888,852
FNMA	5.00	7-1-2044	261,385	276,100
FNMA	5.00	10-1-2048	57,959	60,895
FNMA	5.00	12-1-2048	2,289,660	2,397,074
FNMA	5.00	8-1-2049	24,004,160	25,353,031
FNMA	5.00	8-1-2049	11,273,820	11,869,674
FNMA	5.00	11-1-2049	3,420,067	3,580,467
FNMA %%	5.00	8-11-2052	75,200,000	77,125,531
FNMA	5.50	12-1-2048	3,012,185	3,212,225
FNMA	5.50	6-1-2049	8,019,283	8,579,002
FNMA	6.00	2-1-2029	1,454	1,533
FNMA	6.00	3-1-2033	18,609	20,101
FNMA	6.00	11-1-2033	6,185	6,756
FNMA Series 2017-13 Class PA	3.00	8-25-2046	2,772,523	2,709,239
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  31

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2017-M7 Class A2 ±±	2.96%	2-25-2027	$1,709,701	$ 1,677,243
FNMA Series 2018-14 Class KC	3.00	3-25-2048	3,018,840	2,934,764
FNMA Series 2018-15 Class AB	3.00	3-25-2048	1,133,755	1,110,914
FNMA Series 2018-8 Class KL	2.50	3-25-2047	2,943,385	2,759,804
FNMA Series 2019-15 Class AB	3.50	5-25-2053	6,673,124	6,702,590
FNMA Series 2020-48 Class AB	2.00	7-25-2050	3,996,536	3,683,604
FNMA Series 2020-48 Class DA	2.00	7-25-2050	8,848,036	8,103,168
FNMA Series 2021-27 Class EC	1.50	5-25-2051	11,421,611	10,087,270
FNMA Series 2021-78 Class ND	1.50	11-25-2051	6,325,157	5,765,438
FNMA Series 2022-11 Class A	2.50	7-25-2047	10,461,238	9,978,790
FNMA Series 2022-M3 Class A2 ±±	1.71	11-25-2031	3,911,000	3,370,483
FNMA Series 414 Class A35	3.50	10-25-2042	5,459,160	5,474,002
GNMA	2.50	12-20-2051	34,979,127	32,912,645
GNMA %%	2.50	6-1-2052	12,635,200	11,500,500
GNMA	3.00	10-20-2046	746,614	724,176
GNMA	3.00	12-20-2046	976,536	947,186
GNMA	3.00	1-20-2047	710,705	689,344
GNMA	3.00	3-20-2047	2,282,542	2,210,559
GNMA	3.00	3-20-2047	288,995	280,310
GNMA	3.00	4-20-2047	1,865,705	1,806,869
GNMA	3.00	7-20-2047	1,386,835	1,345,157
GNMA	3.00	9-20-2047	1,264,431	1,224,553
GNMA	3.00	9-20-2047	703,373	682,231
GNMA	3.00	11-20-2047	263,439	255,521
GNMA	3.00	3-20-2048	399,008	387,016
GNMA	3.00	10-20-2050	11,131,509	10,692,810
GNMA	3.00	12-20-2051	22,926,860	22,155,335
GNMA	3.50	1-20-2048	2,695,787	2,707,212
GNMA	3.50	3-20-2049	1,749,158	1,742,571
GNMA	4.00	6-20-2047	18,671,465	19,068,598
GNMA	4.00	3-20-2048	687,482	699,449
GNMA	4.00	4-20-2048	1,070,867	1,089,522
GNMA	4.00	4-20-2048	819,437	833,709
GNMA	4.00	4-20-2048	787,990	802,759
GNMA	4.00	5-20-2049	1,009,514	1,031,436
GNMA	4.00	6-20-2049	2,472,887	2,524,764
GNMA	4.00	7-20-2049	2,173,031	2,249,259
GNMA	4.50	8-15-2047	412,875	432,988
GNMA	4.50	6-20-2048	3,015,014	3,106,887
GNMA	4.50	2-20-2049	3,485,949	3,676,617
GNMA	4.50	3-20-2049	297,250	307,505
GNMA	4.50	4-20-2049	329,046	336,705
GNMA	4.50	5-20-2049	585,556	599,189
GNMA	4.50	5-20-2049	513,135	525,161
GNMA %%	4.50	7-21-2052	16,400,000	16,697,250
GNMA %%	4.50	8-18-2052	38,900,000	39,474,383
GNMA	5.00	12-20-2039	123,891	131,418
GNMA	5.00	3-20-2048	5,411,192	5,657,967
GNMA	5.00	5-20-2048	2,500,806	2,599,748
GNMA	5.00	6-20-2048	9,337,028	9,693,431
GNMA	5.00	7-20-2048	1,619,447	1,683,693
GNMA	5.00	8-20-2048	2,585,233	2,678,369
GNMA	5.00	12-20-2048	2,514,487	2,607,284
GNMA	5.00	1-20-2049	474,095	490,810
GNMA	5.00	1-20-2049	2,615,728	2,734,331
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA	5.00%	2-20-2049	$164,602	$ 174,384
GNMA	5.00	3-20-2049	757,348	804,032
GNMA Series 2012-141 Class WA ±±	4.53	11-16-2041	929,358	951,404
GNMA Series 2017-167 Class BQ	2.50	8-20-2044	2,990,127	2,902,705
GNMA Series 2018-11 Class PC	2.75	12-20-2047	3,205,437	3,096,358
GNMA Series 2019-132 Class NA	3.50	9-20-2049	2,480,267	2,477,139
GNMA Series 2021-23 Class MG	1.50	2-20-2051	8,306,191	7,470,441
GNMA Series 2022-84 Class A	2.50	1-20-2052	3,034,996	2,693,363
Total Agency securities (Cost $1,501,157,388)				1,452,075,426
Asset-backed securities: 8.90%
Ally Auto Receivables Trust Series 2022-1 Class A3	3.31	11-15-2026	4,276,000	4,268,647
American Express Credit Account Master Trust Series 2022-2 Class A	3.39	5-17-2027	24,676,000	24,798,297
AmeriCredit Automobile Receivables Series 2022-1 Class A3	2.45	11-18-2026	1,432,000	1,401,593
Avis Budget Rental Car Funding LLC Series 2019-3A Class A1 144A	2.36	3-20-2026	3,825,000	3,665,883
Avis Budget Rental Car Funding LLC Series 2021-2A Class A 144A	1.66	2-20-2028	7,680,000	6,903,243
Barclays Dryrock Issuance Trust Series 2022-1 Class A	3.07	2-15-2028	11,172,000	11,027,240
Capital One Multi-Asset Execution Trust Series 2021-A2 Class A2	1.39	7-15-2030	5,392,000	4,692,527
College Avenue Student Loan Trust Series 2017-A Class A1 (1 Month LIBOR +1.65%) 144A±	2.66	11-26-2046	1,807,975	1,806,671
College Avenue Student Loan Trust Series 2018-A Class A2 144A	4.13	12-26-2047	1,458,838	1,417,103
College Avenue Student Loan Trust Series 2019-A Class A2 144A	3.28	12-28-2048	2,403,798	2,333,659
College Avenue Student Loan Trust Series 2021-A Class A2 144A	1.60	7-25-2051	3,172,930	2,849,620
Ford Credit Auto Owner Trust Series 144A	1.06	4-15-2033	2,467,000	2,270,220
Ford Credit Auto Owner Trust Series 144A	3.88	11-15-2034	11,752,000	11,773,953
Ford Credit Auto Owner Trust Series 2022-A Class A3	1.29	6-15-2026	2,308,000	2,231,072
Ford Credit Auto Owner Trust Series 2022-A Class A3	3.23	5-15-2025	8,751,000	8,731,844
Ford Credit Auto Owner Trust Series 2022-A Class A4	3.37	7-15-2025	3,364,000	3,350,700
Glencore Finance Canada Company 144A	6.00	11-15-2041	200,000	207,602
GM Financial Automobile Leasing Trust Series 2022-2 Class A3	3.42	6-20-2025	3,512,000	3,509,248
GM Financial Automobile Leasing Trust Series 2022-2 Class A4	3.54	5-20-2026	3,844,000	3,839,696
GM Financial Securitized Term Series 2022-2 Class A3	3.10	2-16-2027	9,921,000	9,883,527
GM Financial Securitized Term Series 2022-2 Class A4	3.25	4-17-2028	5,291,000	5,233,098
Hertz Vehicle Financing LLC Series 2021-2A Class A 144A	1.68	12-27-2027	6,693,000	6,031,544
Hertz Vehicle Financing LLC Series 2022-1A Class A 144A	1.99	6-25-2026	9,104,000	8,608,952
Hertz Vehicle Financing LLC Series 2022-2A Class A 144A	2.33	6-26-2028	8,078,000	7,341,159
Hertz Vehicle Financing LLC Series 2022-4A Class A 144A	3.73	9-25-2026	1,924,000	1,900,543
Hertz Vehicle Financing LLC Series 2022-5A Class A 144A	3.89	9-25-2028	8,274,000	8,090,678
Hyundai Auto Receivables Trust Series 2021-C Class A4	1.03	12-15-2027	2,976,000	2,759,456
Hyundai Auto Receivables Trust Series 2022-A Class A3	2.22	10-15-2026	5,544,000	5,418,611
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  33

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Hyundai Auto Receivables Trust Series 2022-A Class A4	2.35%	4-17-2028	$1,893,000	$ 1,822,290
Morgan Stanley Direct Lending Fund 144A	4.50	2-11-2027	3,011,000	2,804,785
Navient Student Loan Trust Series 2014-AA Class A3 (1 Month LIBOR +1.60%) 144A±	2.47	10-15-2031	2,622,000	2,590,736
Navient Student Loan Trust Series 2016-AA Class A2B (1 Month LIBOR +2.15%) 144A±	3.02	12-15-2045	1,285,589	1,304,401
Navient Student Loan Trust Series 2018-CA Class A2 144A	3.52	6-16-2042	360,884	361,645
Navient Student Loan Trust Series 2018-DA Class A2A 144A	4.00	12-15-2059	3,741,942	3,770,974
Navient Student Loan Trust Series 2019-A Class A2A 144A	3.42	1-15-2043	4,043,706	4,027,619
Navient Student Loan Trust Series 2019-BA Class A2A 144A	3.39	12-15-2059	5,849,824	5,716,304
Navient Student Loan Trust Series 2019-CA Class A2 144A	3.13	2-15-2068	3,318,918	3,268,082
Navient Student Loan Trust Series 2019-D Class A2A 144A	3.01	12-15-2059	7,372,106	7,149,502
Navient Student Loan Trust Series 2019-FA Class A2 144A	2.60	8-15-2068	4,018,503	3,909,112
Navient Student Loan Trust Series 2020-BA ClassA2 144A	2.12	1-15-2069	2,626,112	2,555,117
Navient Student Loan Trust Series 2020-GA Class A 144A	1.17	9-16-2069	3,290,876	3,137,592
Navient Student Loan Trust Series 2020-HA Class A 144A	1.31	1-15-2069	2,361,223	2,268,557
Navient Student Loan Trust Series 2020-IA Class A1A 144A	1.33	4-15-2069	1,870,814	1,711,396
Navient Student Loan Trust Series 2021-3A Class A1A 144A	1.77	8-25-2070	6,341,274	5,730,770
Navient Student Loan Trust Series 2021-A Class A 144A	0.84	5-15-2069	1,062,873	983,471
Navient Student Loan Trust Series 2021-BA Class A 144A	0.94	7-15-2069	1,588,489	1,483,431
Navient Student Loan Trust Series 2021-CA Class A 144A	1.06	10-15-2069	6,471,034	6,052,324
Navient Student Loan Trust Series 2021-EA Class A 144A	0.97	12-16-2069	11,006,662	10,072,333
Navient Student Loan Trust Series 2021-FA Class A 144A	1.11	2-18-2070	5,541,246	5,112,970
Navient Student Loan Trust Series 2022-A Class A 144A	2.23	7-15-2070	3,926,522	3,746,382
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	1.34	1-25-2037	3,438,986	3,341,883
Nelnet Student Loan Trust Series 2004-5 Class A5 (3 Month LIBOR +0.18%) ±	1.36	10-27-2036	1,731,229	1,675,733
Nelnet Student Loan Trust Series 2005-1 Class A5 (3 Month LIBOR +0.11%) ±	1.29	10-25-2033	14,014,036	13,906,599
Nelnet Student Loan Trust Series 2005-2 Class A5 (3 Month LIBOR +0.10%) ±	1.03	3-23-2037	14,079,563	13,623,394
Nelnet Student Loan Trust Series 2005-3 Class A5 (3 Month LIBOR +0.12%) ±	1.05	12-24-2035	10,543,504	10,488,563
Nelnet Student Loan Trust Series 2005-4 Class A4 (3 Month LIBOR +0.18%) ±	1.11	3-22-2032	2,646,326	2,518,463
Santander Drive Auto Receivable Series 2022-2 Class A3	2.98	10-15-2026	10,521,000	10,452,991
Santander Drive Auto Receivable Series 2022-3 Class A3	3.40	12-15-2026	4,051,000	4,047,138
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
SLM Student Loan Trust Series 2007-2 Class A4 (3 Month LIBOR +0.06%) ±	1.24%	7-25-2022	$13,544,631	$ 13,220,230
SMB Private Education Loan Trust Series 2016-B Class A2A 144A	2.43	2-17-2032	1,728,237	1,684,850
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A±	2.32	2-17-2032	1,347,229	1,344,121
SMB Private Education Loan Trust Series 2016-C Class A2B (1 Month LIBOR +1.10%) 144A±	1.97	9-15-2034	1,540,248	1,539,642
SMB Private Education Loan Trust Series 2018-C Class A2A 144A	3.63	11-15-2035	2,352,451	2,339,373
SMB Private Education Loan Trust Series 2019-A Class A2A 144A	3.44	7-15-2036	8,751,356	8,639,499
SMB Private Education Loan Trust Series 2020-BA Class A1A 144A	1.29	7-15-2053	5,475,470	5,125,292
SMB Private Education Loan Trust Series 2020-PTA Class A2A 144A	1.60	9-15-2054	5,151,656	4,748,703
SMB Private Education Loan Trust Series 2020-PTB Class A2A 144A	1.60	9-15-2054	15,460,795	14,242,509
SMB Private Education Loan Trust Series 2021-A Class APT1 144A	1.07	1-15-2053	12,539,014	11,288,199
SMB Private Education Loan Trust Series 2021-B Class A 144A	1.31	7-17-2051	3,364,565	3,173,691
SMB Private Education Loan Trust Series 2021-C Class A2 (1 Month LIBOR +0.80%) 144A±	1.67	1-15-2053	6,986,000	6,755,831
SMB Private Education Loan Trust Series 2021-D Class A1A 144A	1.34	3-17-2053	10,424,896	9,787,901
SMB Private Education Loan Trust Series 2021-E Class A1A 144A	1.68	2-15-2051	7,238,860	6,807,196
SoFi Professional Loan Program LLC Series 2017-D Class A2 144A	2.65	9-25-2040	151,540	149,577
SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	394,050	393,627
SoFi Professional Loan Program LLC Series 2020-C Class AFX 144A	1.95	2-15-2046	566,511	547,264
SoFi Professional Loan Program LLC Series 2021-A Class AFX 144A	1.03	8-17-2043	1,944,450	1,777,825
SoFi Professional Loan Program LLC Series 2021-B Class AFX 144A	1.14	2-15-2047	4,409,829	4,026,492
Synchrony Card Issuance Trust Series 2022-A1 Class A	3.37	4-15-2028	6,013,000	5,997,057
Toyota Auto Loan Extended Note Series 2022-1A Class A 144A	3.82	4-25-2035	16,295,000	16,319,302
Toyota Auto Receivables Owner Trust Series 2021-D Class A3	0.71	4-15-2026	1,635,000	1,567,434
Toyota Auto Receivables Owner Trust Series 2022-B Class A4	3.11	8-16-2027	3,985,000	3,914,503
Triton Container Finance LLC Series 2020-1A Class A 144A	2.11	9-20-2045	2,158,708	1,952,378
Verizon Master Trust Series 2022-2 Class A	1.53	7-20-2028	3,146,000	2,988,026
World Omni Automobile Lease Series 2022-A Class A3	3.21	2-18-2025	3,723,000	3,738,845
World Omni Automobile Lease Series 2022-A Class A4	3.34	6-15-2027	2,190,000	2,198,379
Total Asset-backed securities (Cost $447,944,095)				432,248,689
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  35

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 22.73%
Communication services: 2.22%
Diversified telecommunication services: 1.30%
AT&T Incorporated	1.70%	3-25-2026	$8,309,000	$ 7,737,568
AT&T Incorporated	3.50	6-1-2041	1,779,000	1,500,651
AT&T Incorporated	3.55	9-15-2055	1,745,000	1,397,182
AT&T Incorporated	3.65	6-1-2051	1,336,000	1,111,289
AT&T Incorporated	3.65	9-15-2059	3,506,000	2,806,732
AT&T Incorporated	3.80	12-1-2057	3,191,000	2,631,610
T-Mobile USA Incorporated	2.25	2-15-2026	133,000	124,642
T-Mobile USA Incorporated 144A	2.25	2-15-2026	14,748,000	13,821,236
T-Mobile USA Incorporated	2.88	2-15-2031	1,132,000	993,353
T-Mobile USA Incorporated	3.38	4-15-2029	6,365,000	5,896,377
T-Mobile USA Incorporated 144A	3.38	4-15-2029	8,331,000	7,717,630
T-Mobile USA Incorporated 144A	3.50	4-15-2031	4,884,000	4,458,042
Verizon Communications Incorporated	2.36	3-15-2032	2,510,000	2,161,756
Verizon Communications Incorporated	2.55	3-21-2031	2,425,000	2,146,631
Verizon Communications Incorporated	2.65	11-20-2040	6,995,000	5,397,204
Verizon Communications Incorporated	2.88	11-20-2050	1,345,000	1,007,145
Verizon Communications Incorporated	3.70	3-22-2061	2,442,000	2,028,442
				62,937,490
Entertainment: 0.15%
Netflix Incorporated 144A	3.63	6-15-2025	190,000	186,413
Netflix Incorporated 144A	5.38	11-15-2029	2,323,000	2,340,423
Netflix Incorporated	5.88	11-15-2028	3,191,000	3,304,856
The Walt Disney Company	2.75	9-1-2049	833,000	629,878
VICI Properties LP	5.63	5-15-2052	877,000	857,820
				7,319,390
Media: 0.77%
Charter Communications Operating LLC	3.50	6-1-2041	2,204,000	1,652,853
Charter Communications Operating LLC	3.90	6-1-2052	4,595,000	3,427,724
Charter Communications Operating LLC	4.40	12-1-2061	1,438,000	1,114,766
Charter Communications Operating LLC	3.50	3-1-2042	4,119,000	3,075,244
Comcast Corporation	2.45	8-15-2052	833,000	588,529
Comcast Corporation	2.65	8-15-2062	4,150,000	2,840,382
Magallanes Incorporated 144A	3.64	3-15-2025	3,334,000	3,291,800
Magallanes Incorporated 144A	3.76	3-15-2027	5,076,000	4,926,767
Magallanes Incorporated 144A	4.05	3-15-2029	1,667,000	1,597,042
Magallanes Incorporated 144A	4.28	3-15-2032	2,751,000	2,571,210
Magallanes Incorporated 144A	5.05	3-15-2042	3,666,000	3,313,593
Magallanes Incorporated 144A	5.14	3-15-2052	6,061,000	5,423,031
Magallanes Incorporated 144A	5.39	3-15-2062	4,159,000	3,726,027
				37,548,968
Consumer discretionary: 1.70%
Automobiles: 0.08%
Ford Motor Company	3.63	6-17-2031	3,257,000	2,816,002
Ford Motor Company	4.75	1-15-2043	1,362,000	1,123,650
				3,939,652
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure: 0.36%
GLP Capital LP	5.30%	1-15-2029	$1,685,000	$ 1,674,924
Marriott International Incorporated	2.85	4-15-2031	2,220,000	1,923,219
Marriott International Incorporated	3.50	10-15-2032	2,510,000	2,254,620
Marriott International Incorporated	4.63	6-15-2030	6,935,000	6,866,871
McDonald's Corporation	3.63	9-1-2049	1,165,000	990,480
McDonald's Corporation	4.20	4-1-2050	3,993,000	3,725,470
				17,435,584
Internet & direct marketing retail: 0.70%
Amazon.com Incorporated	1.00	5-12-2026	11,369,000	10,485,482
Amazon.com Incorporated	1.65	5-12-2028	5,123,000	4,624,546
Amazon.com Incorporated	2.10	5-12-2031	6,379,000	5,615,242
Amazon.com Incorporated	2.50	6-3-2050	3,339,000	2,485,827
Amazon.com Incorporated	2.70	6-3-2060	1,641,000	1,185,088
Amazon.com Incorporated	2.88	5-12-2041	1,167,000	972,307
Amazon.com Incorporated	3.10	5-12-2051	732,000	610,633
Amazon.com Incorporated	3.45	4-13-2029	2,504,000	2,488,556
Amazon.com Incorporated	3.60	4-13-2032	3,266,000	3,233,134
Amazon.com Incorporated	3.95	4-13-2052	2,504,000	2,412,517
				34,113,332
Multiline retail: 0.08%
Target Corporation	2.95	1-15-2052	4,585,000	3,671,819
Specialty retail: 0.41%
AutoNation Incorporated	4.75	6-1-2030	8,431,000	8,227,566
Dick's Sporting Goods Incorporated	4.10	1-15-2052	1,224,000	868,144
Home Depot Incorporated	2.38	3-15-2051	2,664,000	1,905,266
Home Depot Incorporated	3.13	12-15-2049	3,234,000	2,620,780
Home Depot Incorporated	3.25	4-15-2032	4,173,000	3,994,142
Home Depot Incorporated	3.30	4-15-2040	689,000	608,487
Home Depot Incorporated	3.63	4-15-2052	1,656,000	1,471,086
				19,695,471
Textiles, apparel & luxury goods: 0.07%
Tapestry Incorporated	3.05	3-15-2032	4,273,000	3,619,790
Consumer staples: 0.44%
Beverages: 0.42%
Anheuser-Busch InBev Worldwide Incorporated	3.75	7-15-2042	1,523,000	1,305,887
Anheuser-Busch InBev Worldwide Incorporated	4.38	4-15-2038	4,953,000	4,748,403
Anheuser-Busch InBev Worldwide Incorporated	4.70	2-1-2036	4,714,000	4,771,474
Anheuser-Busch InBev Worldwide Incorporated	4.90	2-1-2046	8,916,000	8,890,984
Keurig Dr. Pepper Incorporated	4.05	4-15-2032	840,000	805,606
				20,522,354
Tobacco: 0.02%
Altria Group Incorporated	2.35	5-6-2025	358,000	343,566
BAT Capital Corporation	4.39	8-15-2037	885,000	755,794
				1,099,360
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  37

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Energy: 0.63%
Oil, gas & consumable fuels: 0.63%
BP Capital Markets America Incorporated	2.94%	6-4-2051	$1,658,000	$ 1,254,164
Diamondback Energy Incorporated	4.40	3-24-2051	3,365,000	3,038,607
Enable Midstream Partners	4.40	3-15-2027	826,000	820,443
Enable Midstream Partners	4.95	5-15-2028	6,140,000	6,168,545
Energy Transfer Operating Partners LP	5.30	4-15-2047	3,032,000	2,772,449
Energy Transfer Operating Partners LP	6.10	2-15-2042	868,000	852,565
Energy Transfer Operating Partners LP	6.13	12-15-2045	1,489,000	1,488,615
Exxon Mobil Corporation	3.45	4-15-2051	4,675,000	4,046,119
Kinder Morgan Incorporated	3.25	8-1-2050	2,412,000	1,776,435
Kinder Morgan Incorporated	3.60	2-15-2051	1,999,000	1,554,876
MPLX LP	4.95	3-14-2052	2,662,000	2,451,848
Pioneer Natural Resource	1.90	8-15-2030	2,827,000	2,372,322
Pioneer Natural Resource	2.15	1-15-2031	2,522,000	2,150,623
				30,747,611
Financials: 8.60%
Banks: 4.17%
Bank of America Corporation (U.S. SOFR +1.15%) ±	1.32	6-19-2026	2,230,000	2,057,619
Bank of America Corporation (U.S. SOFR +0.65%) ±	1.53	12-6-2025	11,854,000	11,207,347
Bank of America Corporation (U.S. SOFR +0.91%) ±	1.66	3-11-2027	13,251,000	12,132,126
Bank of America Corporation (U.S. SOFR +0.96%) ±	1.73	7-22-2027	10,050,000	9,150,507
Bank of America Corporation (U.S. SOFR +1.37%) ±	1.92	10-24-2031	2,791,000	2,304,268
Bank of America Corporation (3 Month LIBOR +0.99%) ±	2.50	2-13-2031	4,689,000	4,131,273
Bank of America Corporation (U.S. SOFR +2.15%) ±	2.59	4-29-2031	1,276,000	1,120,753
Bank of America Corporation (U.S. SOFR +1.32%) ±	2.69	4-22-2032	12,773,000	11,131,691
Bank of America Corporation (U.S. SOFR +1.33%) ±	2.97	2-4-2033	2,674,000	2,372,939
Bank of America Corporation (3 Month LIBOR +0.79%) ±	3.00	12-20-2023	6,629,000	6,627,300
Bank of America Corporation (U.S. SOFR +1.33%) ±	3.38	4-2-2026	18,374,000	18,102,947
Bank of America Corporation (3 Month LIBOR +1.04%) ±	3.42	12-20-2028	9,245,000	8,836,087
Bank of America Corporation	3.50	4-19-2026	851,000	844,619
Citigroup Incorporated (U.S. SOFR +0.69%) ±	2.01	1-25-2026	3,364,000	3,201,481
Citigroup Incorporated (U.S. SOFR +1.53%) ±	3.29	3-17-2026	839,000	823,146
Citigroup Incorporated (U.S. SOFR +1.89%) ±	4.66	5-24-2028	5,903,000	6,019,829
Citigroup Incorporated (U.S. SOFR +2.09%) ±	4.91	5-24-2033	5,903,000	6,061,930
JPMorgan Chase & Company (U.S. SOFR 3 Month +0.70%) ±	1.04	2-4-2027	16,696,000	15,020,338
JPMorgan Chase & Company (U.S. SOFR +0.80%) ±	1.05	11-19-2026	9,310,000	8,445,184
JPMorgan Chase & Company (U.S. SOFR +0.77%) ±	1.47	9-22-2027	4,150,000	3,737,861
JPMorgan Chase & Company (U.S. SOFR +0.61%) ±	1.56	12-10-2025	26,100,000	24,762,887
JPMorgan Chase & Company (U.S. SOFR +1.85%) ±	2.08	4-22-2026	7,301,000	6,941,678
JPMorgan Chase & Company (U.S. SOFR +1.89%) ±	2.18	6-1-2028	5,114,000	4,654,322
JPMorgan Chase & Company (U.S. SOFR +1.16%) ±	2.30	10-15-2025	1,048,000	1,013,778
JPMorgan Chase & Company (U.S. SOFR +1.56%) ±	4.32	4-26-2028	8,397,000	8,471,817
Wells Fargo & Company (U.S. SOFR +1.51%) ±	3.53	3-24-2028	17,418,000	16,933,707
Wells Fargo & Company (U.S. SOFR +1.32%) ±	3.91	4-25-2026	6,634,000	6,631,502
				202,738,936
Capital markets: 3.69%
Antares Holdings LP 144A	3.75	7-15-2027	4,239,000	3,790,286
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Capital markets (continued)
Ares Capital Corporation	3.20%	11-15-2031	$2,946,000	$ 2,292,949
Athene Global Funding 144A	1.73	10-2-2026	7,538,000	6,672,200
Athene Global Funding 144A	1.99	8-19-2028	4,170,000	3,529,858
Athene Global Funding 144A	2.50	3-24-2028	5,838,000	5,194,192
Athene Global Funding 144A	2.51	3-8-2024	6,821,000	6,665,259
Athene Global Funding 144A	2.65	10-4-2031	5,506,000	4,606,521
Athene Global Funding 144A	3.21	3-8-2027	8,318,000	7,789,516
Bain Capital Specialty Finance	2.55	10-13-2026	2,740,000	2,424,910
Berkshire Hathaway Finance Company	3.85	3-15-2052	2,500,000	2,279,608
Blackstone Private Equity Funds 144A	2.35	11-22-2024	3,100,000	2,907,045
Blackstone Private Equity Funds 144A	2.63	12-15-2026	2,368,000	2,056,539
Blackstone Private Equity Funds 144A	3.25	3-15-2027	3,429,000	3,032,115
Blackstone Private Equity Funds 144A	4.00	1-15-2029	5,308,000	4,688,879
F&G Global Funding 144A	2.00	9-20-2028	4,176,000	3,612,459
FS KKR Capital Corporation	3.25	7-15-2027	358,000	322,446
GA Global Funding Trust 144A	0.80	9-13-2024	5,923,000	5,512,242
Goldman Sachs Group Incorporated (U.S. SOFR +0.51%) ±	0.66	9-10-2024	8,357,000	8,064,600
Goldman Sachs Group Incorporated (U.S. SOFR +0.49%) ±	0.93	10-21-2024	16,722,000	16,149,794
Goldman Sachs Group Incorporated (U.S. SOFR +0.73%) ±	1.76	1-24-2025	9,074,000	8,824,205
Goldman Sachs Group Incorporated (U.S. SOFR +0.91%) ±	1.95	10-21-2027	4,136,000	3,770,597
Goldman Sachs Group Incorporated	2.60	2-7-2030	2,163,000	1,907,533
Goldman Sachs Group Incorporated (U.S. SOFR +1.26%) ±	2.65	10-21-2032	2,885,000	2,473,008
Goldman Sachs Group Incorporated (U.S. SOFR +1.41%) ±	3.10	2-24-2033	2,257,000	2,005,556
KKR Group Finance Company XII 144A	4.85	5-17-2032	6,227,000	6,295,621
Morgan Stanley (U.S. SOFR +0.51%) ±	0.79	1-22-2025	12,375,000	11,838,224
Morgan Stanley (U.S. SOFR +0.53%) ±	0.79	5-30-2025	10,781,000	10,174,882
Morgan Stanley (U.S. SOFR +0.75%) ±	0.86	10-21-2025	3,319,000	3,107,588
Morgan Stanley (U.S. SOFR +0.72%) ±	0.99	12-10-2026	8,493,000	7,644,955
Morgan Stanley (U.S. SOFR +1.18%) ±	2.24	7-21-2032	4,953,000	4,181,277
Morgan Stanley (U.S. SOFR +1.00%) ±	2.48	1-21-2028	1,658,000	1,544,082
Morgan Stanley (U.S. SOFR +1.61%) ±	4.21	4-20-2028	2,470,000	2,474,104
Morgan Stanley (U.S. SOFR +0.56%) ±	1.16	10-21-2025	4,289,000	4,036,574
Morgan Stanley (U.S. SOFR +0.86%) ±	1.51	7-20-2027	6,493,000	5,870,252
Owl Rock Capital Corporation 144A	3.13	4-13-2027	5,307,000	4,652,117
Owl Rock Capital Corporation	3.40	7-15-2026	4,757,000	4,385,321
Owl Rock Capital Corporation 144A	4.70	2-8-2027	2,521,000	2,367,200
				179,144,514
Consumer finance: 0.57%
Bunge Limited Finance Corporation	1.63	8-17-2025	2,902,000	2,706,638
Ford Motor Credit Company LLC	2.70	8-10-2026	5,970,000	5,393,053
Ford Motor Credit Company LLC	2.90	2-10-2029	4,291,000	3,669,792
Ford Motor Credit Company LLC	5.11	5-3-2029	509,000	496,082
General Motors Financial Company Incorporated	3.10	1-12-2032	1,799,000	1,520,975
Hyundai Capital America Company 144A	0.80	1-8-2024	3,211,000	3,070,595
Hyundai Capital America Company 144A	1.30	1-8-2026	3,512,000	3,163,088
Hyundai Capital America Company 144A	2.00	6-15-2028	1,659,000	1,425,743
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  39

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Consumer finance (continued)
John Deere Capital Corporation	2.13%	3-7-2025	$2,500,000	$ 2,441,380
John Deere Capital Corporation	2.35	3-8-2027	4,159,000	3,959,391
				27,846,737
Insurance: 0.17%
Brighthouse Financial Incorporated	3.85	12-22-2051	1,651,000	1,197,424
SBL Holdings Incorporated 144A	5.00	2-18-2031	5,778,000	5,077,140
Stewart Information Services Corporation	3.60	11-15-2031	2,247,000	1,919,021
				8,193,585
Health care: 2.03%
Biotechnology: 0.56%
AbbVie Incorporated	2.30	11-21-2022	5,199,000	5,196,111
AbbVie Incorporated	3.20	11-21-2029	4,961,000	4,663,526
AbbVie Incorporated	4.05	11-21-2039	1,973,000	1,835,940
AbbVie Incorporated	4.25	11-21-2049	6,609,000	6,186,549
AbbVie Incorporated	4.30	5-14-2036	1,208,000	1,182,225
AbbVie Incorporated	4.45	5-14-2046	1,225,000	1,168,855
Amgen Incorporated	3.00	1-15-2052	1,847,000	1,373,941
Gilead Sciences Incorporated	2.60	10-1-2040	2,885,000	2,204,313
Gilead Sciences Incorporated	2.80	10-1-2050	2,687,000	1,962,851
Gilead Sciences Incorporated	4.00	9-1-2036	1,489,000	1,446,482
				27,220,793
Health care providers & services: 0.94%
Centene Corporation	2.45	7-15-2028	8,695,000	7,809,979
Centene Corporation	3.00	10-15-2030	1,822,000	1,620,742
Cigna Corporation	3.40	3-15-2050	842,000	670,958
CVS Health Corporation	3.00	8-15-2026	1,796,000	1,753,202
CVS Health Corporation	4.30	3-25-2028	3,793,000	3,840,266
CVS Health Corporation	5.05	3-25-2048	1,345,000	1,370,010
GSK Consumer Healthcare Company 144A	3.38	3-24-2027	3,908,000	3,827,223
GSK Consumer Healthcare Company 144A	3.38	3-24-2029	3,422,000	3,266,707
GSK Consumer Healthcare Company 144A	3.63	3-24-2032	5,903,000	5,648,383
GSK Consumer Healthcare Company 144A	4.00	3-24-2052	2,672,000	2,416,081
HCA Incorporated	3.50	9-1-2030	899,000	819,774
HCA Incorporated	3.50	7-15-2051	842,000	629,048
UnitedHealth Group Incorporated	2.75	5-15-2040	1,276,000	1,040,910
UnitedHealth Group Incorporated	2.90	5-15-2050	2,961,000	2,306,237
UnitedHealth Group Incorporated	3.05	5-15-2041	868,000	725,517
UnitedHealth Group Incorporated	3.25	5-15-2051	2,800,000	2,335,312
UnitedHealth Group Incorporated	4.00	5-15-2029	2,563,000	2,602,891
UnitedHealth Group Incorporated	4.20	5-15-2032	1,705,000	1,745,849
UnitedHealth Group Incorporated	4.63	7-15-2035	1,156,000	1,209,623
UnitedHealth Group Incorporated	4.75	5-15-2052	171,000	180,554
				45,819,266
Life sciences tools & services: 0.18%
Danaher Corporation	2.60	10-1-2050	1,983,000	1,434,150
Danaher Corporation	2.80	12-10-2051	1,328,000	998,723
Thermo Fisher Scientific Incorporated	1.75	10-15-2028	1,678,000	1,487,655
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Life sciences tools & services (continued)
Thermo Fisher Scientific Incorporated	2.00%	10-15-2031	$2,817,000	$ 2,400,375
Thermo Fisher Scientific Incorporated	2.80	10-15-2041	2,670,000	2,146,000
				8,466,903
Pharmaceuticals: 0.35%
Astrazeneca Finance LLC	1.75	5-28-2028	5,880,000	5,313,179
Pfizer Incorporated	2.55	5-28-2040	5,795,000	4,727,908
Roche Holdings Incorporated 144A	2.08	12-13-2031	6,059,000	5,295,000
Roche Holdings Incorporated 144A	2.61	12-13-2051	2,354,000	1,785,070
				17,121,157
Industrials: 0.89%
Aerospace & defense: 0.21%
The Boeing Company	2.20	2-4-2026	6,314,000	5,782,335
The Boeing Company	3.25	2-1-2035	2,042,000	1,619,152
The Boeing Company	3.75	2-1-2050	3,651,000	2,700,957
				10,102,444
Airlines: 0.34%
Delta Air Lines Incorporated 144A	4.50	10-20-2025	6,765,000	6,748,795
Delta Air Lines Incorporated 144A	4.75	10-20-2028	9,820,000	9,806,758
				16,555,553
Construction & engineering: 0.06%
Quanta Services Incorporated	0.95	10-1-2024	3,319,000	3,125,836
Road & rail: 0.23%
Union Pacific Corporation	2.40	2-5-2030	3,268,000	2,948,380
Union Pacific Corporation	2.80	2-14-2032	4,159,000	3,794,513
Union Pacific Corporation	3.38	2-14-2042	1,999,000	1,736,614
Union Pacific Corporation	3.50	2-14-2053	2,824,000	2,440,508
				10,920,015
Transportation infrastructure: 0.05%
Crowley Conro LLC	4.18	8-15-2043	2,493,096	2,587,543
Information technology: 2.25%
Electronic equipment, instruments & components: 0.19%
Dell International LLC 144A	3.38	12-15-2041	4,136,000	3,099,668
Dell International LLC 144A	3.45	12-15-2051	4,961,000	3,595,980
Dell International LLC	4.90	10-1-2026	851,000	868,451
Dell International LLC	6.10	7-15-2027	1,693,000	1,806,680
				9,370,779
IT services: 0.14%
Global Payments Incorporated	1.50	11-15-2024	2,476,000	2,350,218
Global Payments Incorporated	2.15	1-15-2027	4,953,000	4,501,216
				6,851,434
Semiconductors & semiconductor equipment: 0.78%
Broadcom Incorporated 144A	2.45	2-15-2031	2,910,000	2,412,007
Broadcom Incorporated	3.15	11-15-2025	2,179,000	2,115,487
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  41

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Semiconductors & semiconductor equipment (continued)
Broadcom Incorporated 144A	3.42%	4-15-2033	$7,923,000	$ 6,821,129
Broadcom Incorporated 144A	3.47	4-15-2034	3,719,000	3,167,967
Broadcom Incorporated 144A	4.00	4-15-2029	3,338,000	3,184,003
Broadcom Incorporated	4.15	11-15-2030	1,963,000	1,862,850
Broadcom Incorporated 144A	4.93	5-15-2037	2,660,000	2,514,952
Broadcom Incorporated 144A	4.15	4-15-2032	2,504,000	2,345,114
Intel Corporation	2.45	11-15-2029	1,667,000	1,525,363
Intel Corporation	2.80	8-12-2041	4,349,000	3,464,498
Intel Corporation	3.05	8-12-2051	665,000	525,311
Intel Corporation	3.20	8-12-2061	1,353,000	1,040,625
KLA Corporation	3.30	3-1-2050	3,972,000	3,276,759
Qualcomm Incorporated	4.25	5-20-2032	2,547,000	2,634,390
Qualcomm Incorporated	4.50	5-20-2052	852,000	862,899
				37,753,354
Software: 0.47%
VMware Incorporated	0.60	8-15-2023	8,139,000	7,894,804
VMware Incorporated	1.00	8-15-2024	5,787,000	5,471,362
VMware Incorporated	1.40	8-15-2026	5,796,000	5,195,621
VMware Incorporated	1.80	8-15-2028	1,005,000	855,020
VMware Incorporated	4.70	5-15-2030	3,344,000	3,313,351
				22,730,158
Technology hardware, storage & peripherals: 0.67%
Apple Incorporated	1.25	8-20-2030	1,678,000	1,407,758
Apple Incorporated	1.40	8-5-2028	6,663,000	5,935,475
Apple Incorporated	2.38	2-8-2041	1,353,000	1,070,273
Apple Incorporated	2.55	8-20-2060	1,412,000	1,019,119
Apple Incorporated	2.65	5-11-2050	4,110,000	3,203,292
Apple Incorporated	2.65	2-8-2051	2,858,000	2,210,581
Apple Incorporated	2.70	8-5-2051	1,658,000	1,297,214
Extra Space Storage LP	3.90	4-1-2029	1,667,000	1,599,685
HP Incorporated	4.00	4-15-2029	5,834,000	5,580,484
HP Incorporated	4.20	4-15-2032	5,835,000	5,437,917
HP Incorporated	2.20	6-17-2025	3,887,000	3,711,314
				32,473,112
Materials: 0.23%
Chemicals: 0.20%
Dow Chemical Corporation	3.60	11-15-2050	1,695,000	1,388,971
Dow Chemical Corporation	7.38	11-1-2029	1,952,000	2,319,021
Rohm & Haas Company	7.85	7-15-2029	2,046,000	2,473,532
Westlake Chemical Corporation	3.13	8-15-2051	818,000	602,791
Westlake Chemical Corporation	3.38	8-15-2061	1,566,000	1,125,015
Westlake Chemical Corporation	3.60	8-15-2026	1,821,000	1,804,419
				9,713,749
Metals & mining: 0.03%
Freeport-McMoRan Incorporated	5.25	9-1-2029	1,334,000	1,332,902
Real estate: 1.64%
Equity REITs: 1.22%
Agree LP	2.00	6-15-2028	3,634,000	3,205,292
The accompanying notes are an integral part of these financial statements.

42  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Equity REITs (continued)
Agree LP	2.60%	6-15-2033	$825,000	$ 680,244
American Tower Corporation	2.70	4-15-2031	1,330,000	1,128,324
American Tower Corporation	3.65	3-15-2027	4,168,000	4,053,393
Brixmor Operating Partnership	2.25	4-1-2028	1,166,000	1,027,743
Brixmor Operating Partnership	2.50	8-16-2031	2,017,000	1,658,161
Crown Castle International Corporation	1.05	7-15-2026	4,995,000	4,444,806
Crown Castle International Corporation	2.10	4-1-2031	3,436,000	2,823,506
Crown Castle International Corporation	2.90	3-15-2027	5,451,000	5,140,125
Crown Castle International Corporation	2.90	4-1-2041	843,000	635,529
Crown Castle International Corporation	3.30	7-1-2030	2,878,000	2,623,272
Crown Castle International Corporation	4.00	3-1-2027	834,000	828,807
Federal Realty Investment Trust	3.95	1-15-2024	2,306,000	2,324,188
Mid-America Apartments LP	3.95	3-15-2029	1,676,000	1,638,789
Mid-America Apartments LP	4.00	11-15-2025	2,042,000	2,056,149
Mid-America Apartments LP	4.30	10-15-2023	1,710,000	1,733,877
Realty Income Corporation	2.20	6-15-2028	1,787,000	1,606,852
Realty Income Corporation	2.85	12-15-2032	2,417,000	2,157,315
Realty Income Corporation	3.40	1-15-2028	1,770,000	1,711,304
Regency Centers LP	2.95	9-15-2029	3,625,000	3,257,374
Rexford Industrial Realty Trust Company	2.15	9-1-2031	1,847,000	1,515,652
Spirit Realty LP	3.40	1-15-2030	1,181,000	1,063,944
Store Capital Corporation	2.70	12-1-2031	1,157,000	958,616
Store Capital Corporation	2.75	11-18-2030	2,953,000	2,511,064
Store Capital Corporation	4.50	3-15-2028	6,297,000	6,302,298
Store Capital Corporation	4.63	3-15-2029	2,127,000	2,114,872
				59,201,496
Real estate management & development: 0.42%
American Campus Communities Company	2.25	1-15-2029	2,197,000	2,059,772
American Homes 4 Rent	3.63	4-15-2032	3,335,000	3,042,476
American Homes 4 Rent	4.30	4-15-2052	1,499,000	1,280,379
Essex Portfolio LP	1.70	3-1-2028	4,366,000	3,828,203
Essex Portfolio LP	2.55	6-15-2031	1,719,000	1,478,177
Extra Space Storage LP	2.35	3-15-2032	1,498,000	1,230,341
Inviation Homes Operation	4.15	4-15-2032	3,339,000	3,186,287
Sun Communities Operating LP	2.30	11-1-2028	1,668,000	1,461,612
Sun Communities Operating LP	4.20	4-15-2032	3,338,000	3,141,622
				20,708,869
Utilities: 2.10%
Electric utilities: 1.65%
American Transmission System Incorporated 144A	2.65	1-15-2032	1,157,000	1,007,244
Duke Energy Carolinas LLC	2.55	4-15-2031	1,685,000	1,503,414
Duke Energy Carolinas LLC	3.55	3-15-2052	2,577,000	2,240,138
Duke Energy Corporation	3.75	9-1-2046	511,000	423,105
Duke Energy Florida LLC	2.40	12-15-2031	2,476,000	2,158,657
Duke Energy Progress LLC	2.50	8-15-2050	2,502,000	1,803,742
Duke Energy Progress LLC	2.55	6-15-2031	1,993,000	1,706,388
Duke Energy Progress LLC	3.50	6-15-2051	502,000	393,302
Entergy Arkansas LLC	2.65	6-15-2051	2,230,000	1,622,341
Eversource Energy	1.40	8-15-2026	1,404,000	1,278,596
Eversource Energy	3.38	3-1-2032	3,349,000	3,088,807
Exelon Corporation 144A	4.10	3-15-2052	1,165,000	1,038,419
FirstEnergy Corporation 144A	2.75	3-1-2032	2,723,000	2,375,051
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  43

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Electric utilities (continued)
Florida Power & Light Company	2.45%	2-3-2032	$5,970,000	$ 5,329,326
ITC Holdings Corporation	2.70	11-15-2022	3,370,000	3,372,414
Metropolitan Edison Company 144A	4.30	1-15-2029	2,917,000	2,922,326
Mid-American Energy Company	2.70	8-1-2052	2,153,000	1,610,668
Mississippi Power Company	3.10	7-30-2051	2,978,000	2,212,283
Mississippi Power Company	3.95	3-30-2028	2,970,000	2,944,406
Mississippi Power Company	4.25	3-15-2042	1,140,000	1,026,455
Northern States Power Company	3.20	4-1-2052	1,676,000	1,382,208
NSTAR Electric Company	3.10	6-1-2051	1,532,000	1,214,082
NSTAR Electric Company	4.55	6-1-2052	2,019,000	2,044,596
Pacific Gas & Electric Company	2.10	8-1-2027	1,327,000	1,153,913
Pacific Gas & Electric Company	3.95	12-1-2047	3,781,000	2,746,621
Pacific Gas & Electric Company	4.20	6-1-2041	1,438,000	1,111,637
Pacific Gas & Electric Company	4.50	7-1-2040	851,000	693,111
Pacific Gas & Electric Company	4.75	2-15-2044	834,000	676,022
Pacific Gas & Electric Company	4.95	7-1-2050	3,353,000	2,797,516
PacifiCorp 1st Mortgage	3.30	3-15-2051	1,295,000	1,061,731
Pennsylvania Electric Company 144A	3.25	3-15-2028	2,417,000	2,276,305
Public Service Company of Oklahoma	2.20	8-15-2031	2,519,000	2,155,034
Public Service Company of Oklahoma	3.15	8-15-2051	1,676,000	1,290,359
Public Service Electric and Gas Company	1.90	8-15-2031	3,327,000	2,815,771
Public Service Electric and Gas Company	2.05	8-1-2050	689,000	448,696
Public Service Electric and Gas Company	2.70	5-1-2050	1,353,000	1,014,467
Southern California Edison Company	4.13	3-1-2048	1,864,000	1,600,971
Targa Resources Partners Company	4.00	1-15-2032	1,127,000	1,028,388
Targa Resources Partners Company	4.88	2-1-2031	3,911,000	3,749,399
Targa Resources Partners Company	5.50	3-1-2030	988,000	984,957
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	1,174,000	1,169,658
Virginia Electric & Power Company	2.45	12-15-2050	962,000	673,870
Virginia Electric & Power Company	2.95	11-15-2051	2,485,000	1,916,668
Virginia Electric & Power Company	4.63	5-15-2052	1,687,000	1,745,040
Xcel Energy Incorporated	4.60	6-1-2032	2,526,000	2,591,541
				80,399,643
Gas utilities: 0.09%
Baltimore Gas & Electric Gas Company	2.25	6-15-2031	2,485,000	2,166,738
Southern Company Gas Capital Corporation	1.75	1-15-2031	2,621,000	2,124,609
				4,291,347
Independent power & renewable electricity producers: 0.07%
AES Corporation	1.38	1-15-2026	3,591,000	3,244,304
Multi-utilities: 0.29%
Cargill Incorporated 144A	4.00	6-22-2032	1,678,000	1,683,448
CenterPoint Energy Incorporated	3.60	3-1-2052	1,829,000	1,611,752
Consumers Energy Company	2.50	5-1-2060	1,413,000	940,850
Consumers Energy Company	2.65	8-15-2052	1,830,000	1,327,929
DTE Energy Company	1.05	6-1-2025	1,745,000	1,619,301
DTE Energy Company	2.95	3-1-2050	2,902,000	2,284,209
DTE Energy Company	3.65	3-1-2052	1,320,000	1,177,386
The accompanying notes are an integral part of these financial statements.

44  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Multi-utilities (continued)
Public Service Enterprise Group	1.60%	8-15-2030	$1,915,000	$ 1,554,439
Public Service Enterprise Group	2.45	11-15-2031	2,143,000	1,824,275
				14,023,589
Total Corporate bonds and notes (Cost $1,218,966,278)				1,104,588,839
Municipal obligations: 0.37%
Nevada: 0.09%
Airport revenue: 0.09%
Clark County NV Airport Authority Build America Bonds Series C	6.82	7-1-2045	3,365,000	4,414,423
New York: 0.11%
Airport revenue: 0.11%
Port Authority of New York & New Jersey Consolidated Bonds Series 174	4.46	10-1-2062	5,505,000	5,477,267
Ohio: 0.04%
Education revenue: 0.04%
Ohio State University General Receipts Taxable Bonds Series A	4.80	6-1-2111	1,957,000	1,938,651
Texas: 0.13%
Education revenue: 0.03%
University of Texas Financing System Bond Series B	2.44	8-15-2049	1,695,000	1,237,021
Transportation revenue: 0.10%
North Texas Tollway Authority	6.72	1-1-2049	3,609,000	4,841,398
Total Municipal obligations (Cost $17,156,136)				17,908,760
Non-agency mortgage-backed securities: 4.77%
3650R Commercial Mortgage Trust Series 2021-PF1 Class A5	2.52	11-15-2054	2,521,000	2,226,544
Angel Oak Mortgage Trust Series 2019-2 Class A1 144A±±	3.63	3-25-2049	183,167	182,786
Angel Oak Mortgage Trust Series 2020-2 Class A1 144A±±	2.53	1-26-2065	1,569,173	1,521,593
Angel Oak Mortgage Trust Series 2020-5 Class A1 144A±±	1.37	5-25-2065	709,533	679,933
Angel Oak Mortgage Trust Series 2021-6 Class A1 144A±±	1.46	9-25-2066	2,977,751	2,714,732
Bank Series 2022-BNK41 ±±	3.92	4-15-2065	1,603,000	1,569,131
Barclays Commercial Mortgage Series 2018-C2 Class ASB	4.24	12-15-2051	1,159,000	1,182,405
Barclays Commercial Mortgage Series 2019-C3 Class A3	3.32	5-15-2052	585,000	555,240
Benchmark Mortgage Trust Series 2021-B31 Class A5	2.67	12-15-2054	797,000	707,222
Benchmark Mortgage Trust Series 2022-B34 Class A5 ±±	3.79	4-15-2055	2,469,000	2,403,930
Benchmark Mortgage Trust Series 2022-B35 Class A5 ±±	4.59	5-15-2055	3,980,000	4,112,218
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144Aøø	2.88	7-25-2049	2,325,151	2,282,984
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  45

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144Aøø	2.72%	11-25-2059	$1,651,874	$ 1,640,252
BX Trust Series 2021-VOLT Class A (1 Month LIBOR +0.70%) 144A±	1.57	9-15-2036	10,912,000	10,389,743
BX Trust Series 2021-XL2 Class A (1 Month LIBOR +0.69%) 144A±	1.56	10-15-2038	5,078,034	4,877,708
CFCRE Commercial Mortgage Trust Series 2017-C8 Class ASB	3.37	6-15-2050	1,605,662	1,596,492
Colt Funding LLC Series 2021-2 Class A1 144A±±	0.92	8-25-2066	3,950,635	3,502,325
Colt Funding LLC Series 2021-4 Class A1 144A±±	1.40	10-25-2066	4,201,446	3,679,834
Commercial Mortgage Trust Pass-Through Certificate Series 2012-CR3 Class A3	2.82	10-15-2045	1,584,336	1,582,368
Commercial Mortgage Trust Series 2013-CR10 Class A4 ±±	4.21	8-10-2046	89,000	89,552
Commercial Mortgage Trust Series 2013-CR11 Class A4	4.26	8-10-2050	10,048,000	10,106,141
Commercial Mortgage Trust Series 2013-CR6 Class A4	3.10	3-10-2046	8,286,000	8,270,806
Commercial Mortgage Trust Series 2014-UBS4 Class A4	3.42	8-10-2047	3,937,000	3,902,004
Commercial Mortgage Trust Series 2015-LC19 Class A3	2.92	2-10-2048	4,933,590	4,827,596
Commercial Mortgage Trust Series 2015-LC23 Class A3	3.52	10-10-2048	1,982,000	1,957,435
CSAIL Commercial Mortgage Trust Series 2019-C16 Class A2	3.07	6-15-2052	1,924,000	1,783,342
CSAIL Commercial Mortgage Trust Series 2021-C20 Class A3	2.80	3-15-2054	1,257,000	1,118,751
Duke Energy Carolinas 1st Mortgage	2.85	3-15-2032	3,079,000	2,814,873
EQUS Mortgage Trust Series 2021-EQAZ (1 Month LIBOR +0.75%) 144A±	1.63	10-15-2038	4,123,000	3,960,334
Goldman Sachs Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	2,275,000	2,286,008
Goldman Sachs Mortgage Securities Trust Series 2014-GC18 Class A4	4.07	1-10-2047	5,471,323	5,507,523
Goldman Sachs Mortgage Securities Trust Series 2020-GC47 Class A5	2.38	5-12-2053	1,589,000	1,405,470
Goldman Sachs Mortgage Securities Trust Series 2020-GSA2 Class A4	1.72	12-12-2053	5,595,000	4,728,152
Impact Funding LLC Series 2010-1 Class A1 144A	5.31	1-25-2051	4,496,992	4,440,849
JPMDB Commercial Mortgage Securities Series 2013-C12 Class A5	3.66	7-15-2045	3,316,000	3,319,257
JPMDB Commercial Mortgage Securities Series 2013-C17 Class A4	4.20	1-15-2047	1,095,000	1,102,061
JPMDB Commercial Mortgage Securities Series 2014-C23 Class A4	3.67	9-15-2047	1,659,938	1,654,208
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C16 Class A4	4.17	12-15-2046	4,973,000	4,991,952
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A3	2.91	10-15-2048	9,127,238	8,914,056
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C30 Class A5	3.82	7-15-2048	3,008,000	2,992,807
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3 Class A3	3.39	12-15-2049	1,080,000	1,042,343
Med Trust Series 2021-MDLN (1 Month LIBOR +0.95%) 144A±	1.83	11-15-2038	6,662,000	6,403,223
The accompanying notes are an integral part of these financial statements.

46  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Mello Warehouse Securitization Trust Series 2021-1 Class A (1 Month LIBOR +0.70%) 144A±	1.37%	2-25-2055	$1,606,000	$ 1,590,242
Mello Warehouse Securitization Trust Series 2021-2 Class A (1 Month LIBOR +0.75%) 144A±	1.76	4-25-2055	4,340,000	4,280,418
MFRA Trust Series 2021-NQM2 Class A1 144A±±	1.03	11-25-2064	1,847,715	1,688,057
Morgan Stanley Capital 1 Trust Series 2022-L8 Class A5 ±±	3.80	4-15-2055	1,648,000	1,598,267
Morgan Stanley Capital International Trust Series 2020-HR8 Class A3	1.79	7-15-2053	3,030,000	2,563,943
New Residential Mortgage Loan Trust Series 2019-NQM4 Class A1 144A±±	2.49	9-25-2059	936,764	904,327
NewRez WareHouse Securitization Series 2021-1 Class A (1 Month LIBOR +0.75%) 144A±	1.76	5-25-2055	10,288,000	10,181,978
Oncor Electric Delivery 1st Mortgage	2.70	11-15-2051	1,595,000	1,208,831
Peco Energy Company 1st Mortgage	2.85	9-15-2051	2,995,000	2,277,300
Peco Energy Company 1st Mortgage	4.60	5-15-2052	2,531,000	2,640,565
SMB Private Education Loan Trust Series 2022-A Class APT 144A	2.85	11-16-2054	4,843,104	4,542,364
Starwood Mortgage Residential Trust Series 2020-1 Class A1 144A±±	2.28	2-25-2050	627,242	625,487
Starwood Mortgage Residential Trust Series 2020-INV1 Class A1 144A±±	1.03	11-25-2055	1,489,129	1,449,973
Starwood Mortgage Residential Trust Series 2020-INV3 Class A1 144A±±	1.49	4-25-2065	1,712,614	1,680,751
Starwood Mortgage Residential Trust Series 2021-1 Class A1 144A±±	1.22	5-25-2065	1,752,463	1,654,183
Starwood Mortgage Residential Trust Series 2021-4 Class A1 144A±±	1.16	8-25-2056	4,027,901	3,669,907
UBS-Barclays Commercial Mortgage Trust Series 2012-C4 Class A4	2.79	12-10-2045	3,293,000	3,290,399
Verizon Master Trust Series 2022-4 Class A øø	3.40	11-20-2028	6,886,000	6,886,341
Verus Securitization Trust Series 2019-2 Class A1 144A±±	2.91	7-25-2059	1,079,833	1,078,596
Verus Securitization Trust Series 2019-3 Class A1 144A±±	2.69	11-25-2059	889,639	877,593
Verus Securitization Trust Series 2019-4 Class A1 144Aøø	2.64	11-25-2059	1,810,645	1,805,567
Verus Securitization Trust Series 2020-1 Class A1 144Aøø	2.42	1-25-2060	383,034	377,195
Verus Securitization Trust Series 2020-2 Class A1 144A±±	2.23	5-25-2060	1,523,308	1,500,911
Verus Securitization Trust Series 2020-5 Class A1 144Aøø	1.22	5-25-2065	745,562	712,397
Verus Securitization Trust Series 2021-1 Class A1 144A±±	0.82	1-25-2066	2,365,397	2,254,250
Verus Securitization Trust Series 2021-2 Class A1 144A±±	1.03	2-25-2066	4,243,127	3,966,452
Verus Securitization Trust Series 2021-3 Class A1 144A±±	1.05	6-25-2066	3,006,954	2,787,856
Verus Securitization Trust Series 2021-4 Class A1 144A±±	0.94	7-25-2066	3,636,886	3,210,980
Verus Securitization Trust Series 2021-5 Class A1 144A±±	1.01	9-25-2066	12,865,558	11,500,266
Verus Securitization Trust Series 2021-7 Class A1 144A±±	1.83	10-25-2066	5,254,923	4,818,123
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  47

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Verus Securitization Trust Series 2021-8 Class A1 144A±±	1.82%	11-25-2066	$3,775,670	$ 3,404,551
Verus Securitization Trust Series 2021-R1 Class A1 144A±±	0.82	10-25-2063	2,329,083	2,277,646
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	2,070,060	1,991,705
Visio Trust Series 2020-1R Class A1 144A	1.31	11-25-2055	1,697,839	1,652,607
Total Non-agency mortgage-backed securities (Cost $244,872,725)				231,976,211
U.S. Treasury securities: 31.74%
U.S. Treasury Bond	1.13	5-15-2040	87,097,000	61,760,619
U.S. Treasury Bond	1.13	8-15-2040	56,396,000	39,739,353
U.S. Treasury Bond	1.38	11-15-2040	103,384,000	75,991,278
U.S. Treasury Bond	1.38	8-15-2050	30,117,000	20,111,333
U.S. Treasury Bond	1.63	11-15-2050	31,350,000	22,394,432
U.S. Treasury Bond ##	1.75	8-15-2041	104,218,000	81,021,354
U.S. Treasury Bond	1.88	2-15-2041	12,155,000	9,740,143
U.S. Treasury Bond	2.50	2-15-2045	15,047,000	12,996,259
U.S. Treasury Note	0.13	9-30-2022	29,297,000	29,177,981
U.S. Treasury Note	0.13	4-30-2023	2,432,000	2,388,680
U.S. Treasury Note	0.13	8-31-2023	1,796,000	1,749,346
U.S. Treasury Note	0.25	8-31-2025	72,965,000	67,261,759
U.S. Treasury Note	0.25	9-30-2025	82,493,000	75,887,116
U.S. Treasury Note	0.38	11-30-2025	19,233,000	17,687,598
U.S. Treasury Note	0.38	1-31-2026	47,290,000	43,303,601
U.S. Treasury Note	0.50	8-31-2027	46,306,000	41,018,795
U.S. Treasury Note	0.50	10-31-2027	38,612,000	34,038,891
U.S. Treasury Note	0.63	11-30-2027	9,979,000	8,842,330
U.S. Treasury Note	0.75	3-31-2026	16,160,000	14,955,575
U.S. Treasury Note	0.75	5-31-2026	52,745,000	48,630,478
U.S. Treasury Note	0.88	6-30-2026	14,949,000	13,832,497
U.S. Treasury Note	1.00	7-31-2028	25,631,000	22,894,691
U.S. Treasury Note	1.25	6-30-2028	20,663,000	18,774,273
U.S. Treasury Note	1.38	10-31-2028	53,423,000	48,671,275
U.S. Treasury Note	1.50	2-15-2025	35,621,000	34,498,104
U.S. Treasury Note	1.50	8-15-2026	73,243,000	69,369,132
U.S. Treasury Note	1.75	3-15-2025	21,600,000	21,041,437
U.S. Treasury Note	1.75	1-31-2029	4,483,000	4,177,421
U.S. Treasury Note	1.88	11-15-2051	7,074,000	5,389,504
U.S. Treasury Note	2.00	11-15-2041	40,493,000	32,881,581
U.S. Treasury Note	2.00	8-15-2051	31,558,000	24,761,935
U.S. Treasury Note	2.25	5-15-2041	45,300,000	38,538,621
U.S. Treasury Note	2.25	2-15-2052	34,584,000	28,926,274
U.S. Treasury Note	2.38	2-15-2042	7,118,000	6,162,631
U.S. Treasury Note «	2.50	4-30-2024	4,544,000	4,542,580
U.S. Treasury Note	2.50	5-31-2024	7,782,000	7,782,000
U.S. Treasury Note	2.50	2-28-2026	12,116,000	11,991,527
U.S. Treasury Note	2.63	4-15-2025	13,608,000	13,570,791
U.S. Treasury Note	2.63	5-31-2027	30,586,000	30,295,372
U.S. Treasury Note ##	2.75	5-15-2025	110,571,000	110,666,023
U.S. Treasury Note ##	2.75	4-30-2027	122,653,000	122,202,619
U.S. Treasury Note	2.75	2-15-2028	41,997,000	41,724,675
U.S. Treasury Note	2.75	5-31-2029	19,273,000	19,129,089
The accompanying notes are an integral part of these financial statements.

48  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	2.88%	4-30-2029	$10,312,000	$ 10,307,166
U.S. Treasury Note	2.88	5-15-2032	71,985,000	72,074,981
U.S. Treasury Note	2.88	5-15-2052	16,304,000	15,727,067
U.S. Treasury Note	3.25	5-15-2042	3,338,000	3,327,047
Total U.S. Treasury securities (Cost $1,666,517,849)				1,541,957,234
Yankee corporate bonds and notes: 4.71%
Communication services: 0.07%
Wireless telecommunication services: 0.07%
Rogers Communications Incorporated 144A	4.55	3-15-2052	2,072,000	1,924,663
Vodafone Group plc	4.25	9-17-2050	663,000	584,300
Vodafone Group plc	5.00	5-30-2038	833,000	835,135
				3,344,098
Consumer staples: 0.20%
Food products: 0.20%
Viterra Finance BV 144A	3.20	4-21-2031	766,000	655,744
Viterra Finance BV 144A	4.90	4-21-2027	4,273,000	4,233,533
Viterra Finance BV 144A	5.25	4-21-2032	5,247,000	5,051,497
				9,940,774
Energy: 0.37%
Oil, gas & consumable fuels: 0.37%
Aker BP ASA 144A	3.75	1-15-2030	1,157,000	1,078,223
Galaxy Pipeline Assets Company 144A	1.75	9-30-2027	4,493,105	4,243,465
Galaxy Pipeline Assets Company 144A	2.16	3-31-2034	3,673,368	3,216,681
Galaxy Pipeline Assets Company 144A	2.63	3-31-2036	2,354,000	1,968,467
Galaxy Pipeline Assets Company 144A	2.94	9-30-2040	1,518,132	1,283,078
Oleoducto Central SA 144A	4.00	7-14-2027	1,879,000	1,691,100
Petroleos Mexicanos Company	2.38	4-15-2025	1,088,700	1,080,641
Petroleos Mexicanos Company	2.46	12-15-2025	3,226,000	3,204,187
				17,765,842
Financials: 2.94%
Banks: 1.85%
Banco Santander SA (1 Year Treasury Constant Maturity +0.90%) ±	1.72	9-14-2027	4,200,000	3,737,918
Banco Santander SA (1 Year Treasury Constant Maturity +1.60%) ±	3.23	11-22-2032	2,600,000	2,152,657
Canadian Imperial Bank	3.60	4-7-2032	1,648,000	1,536,661
Cooperative Rabobank UA (1 Year Treasury Constant Maturity +1.22%) 144A±	3.65	4-6-2028	12,539,000	12,168,603
Cooperative Rabobank UA (1 Year Treasury Constant Maturity +1.42%) 144A±	3.76	4-6-2033	5,944,000	5,557,566
HSBC Holdings plc (U.S. SOFR +2.11%) ±%%	4.76	6-9-2028	8,419,000	8,419,000
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.55%) ±	0.95	7-19-2025	9,876,000	9,311,684
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.75%) ±	1.54	7-20-2027	9,752,000	8,756,048
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.67%) ±	1.64	10-13-2027	8,377,000	7,504,070
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  49

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.95%) ±	2.31%	7-20-2032	$5,205,000	$ 4,354,284
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.83%) ±	2.34	1-19-2028	4,765,000	4,379,102
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +0.97%) ±	2.49	10-13-2032	3,505,000	2,962,964
Mitsubishi UFJ Financial Group (1 Year Treasury Constant Maturity +1.30%) ±	4.08	4-19-2028	4,746,000	4,704,406
Sumitomo Mitsui Financial Group Incorporated	1.40	9-17-2026	5,659,000	5,071,848
Sumitomo Mitsui Financial Group Incorporated	1.90	9-17-2028	10,399,000	9,030,913
				89,647,724
Capital markets: 0.31%
Deutsche Bank AG (U.S. SOFR +2.26%) ±	3.74	1-7-2033	8,720,000	7,128,446
UBS Group AG (1 Year Treasury Constant Maturity +1.55%) 144A±	4.49	5-12-2026	4,276,000	4,318,481
UBS Group AG (1 Year Treasury Constant Maturity +1.75%) 144A±	4.75	5-12-2028	3,505,000	3,553,195
				15,000,122
Diversified financial services: 0.71%
AerCap Ireland Capital Designated Activity Company / AerCap Global Aviation Trust	1.15	10-29-2023	10,241,000	9,835,577
DH Europe Finance II	2.05	11-15-2022	2,655,000	2,653,699
DH Europe Finance II	2.20	11-15-2024	4,570,000	4,454,010
GE Capital International Funding Company	4.42	11-15-2035	1,122,000	1,106,277
Lundin Energy Finance Company 144A	2.00	7-15-2026	11,401,000	10,371,439
Lundin Energy Finance Company 144A	3.10	7-15-2031	4,952,000	4,359,930
Trust Fibrauno 144A	6.39	1-15-2050	2,091,000	1,829,625
				34,610,557
Insurance: 0.07%
Enstar Group Limited	3.10	9-1-2031	4,195,000	3,527,430
Health care: 0.42%
Biotechnology: 0.09%
CSL Finance plc 144A	3.85	4-27-2027	835,000	836,380
CSL Finance plc 144A	4.05	4-27-2029	1,678,000	1,680,770
CSL Finance plc 144A	4.75	4-27-2052	1,759,000	1,744,031
				4,261,181
Health care equipment & supplies: 0.08%
Steris plc	3.75	3-15-2051	4,790,000	3,844,434
Pharmaceuticals: 0.25%
Astrazeneca plc	1.38	8-6-2030	1,681,000	1,403,656
Shire Acquisitions Investments Ireland Designated Activity Company	2.88	9-23-2023	1,371,000	1,366,359
Takeda Pharmaceutical	2.05	3-31-2030	4,582,000	3,926,093
Takeda Pharmaceutical	3.03	7-9-2040	1,927,000	1,554,949
Takeda Pharmaceutical	3.18	7-9-2050	1,323,000	1,021,189
Takeda Pharmaceutical	4.40	11-26-2023	2,956,000	3,007,717
				12,279,963
The accompanying notes are an integral part of these financial statements.

50  |  Allspring Core Bond Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Industrials: 0.14%
Road & rail: 0.12%
Canadian Pacific Railway Company	1.35%	12-2-2024	$4,133,000	$ 3,928,880
Canadian Pacific Railway Company	1.75	12-2-2026	799,000	735,834
Canadian Pacific Railway Company	3.00	12-2-2041	1,319,000	1,088,187
				5,752,901
Transportation infrastructure: 0.02%
Adani Ports & Special Company 144A	3.00	2-16-2031	1,374,720	1,187,318
Information technology: 0.28%
Semiconductors & semiconductor equipment: 0.28%
NXP BV	2.65	2-15-2032	3,436,000	2,857,580
NXP BV	3.25	5-11-2041	1,821,000	1,431,767
NXP BV	3.40	5-1-2030	2,318,000	2,144,236
NXP BV	4.40	6-1-2027	2,019,000	2,026,133
NXP BV	5.00	1-15-2033	5,046,000	5,046,138
				13,505,854
Materials: 0.26%
Metals & mining: 0.26%
Anglo American Capital Company 144A	3.88	3-16-2029	4,568,000	4,343,903
Anglo American Capital Company 144A	4.75	3-16-2052	3,634,000	3,311,498
Teck Resources Limited	5.20	3-1-2042	1,125,000	1,074,957
Teck Resources Limited	6.13	10-1-2035	1,702,000	1,873,390
Teck Resources Limited	6.25	7-15-2041	1,915,000	2,066,763
				12,670,511
Utilities: 0.03%
Electric utilities: 0.03%
Israel Electric Corporation Limited 144A	3.75	2-22-2032	1,561,000	1,431,325
Total Yankee corporate bonds and notes (Cost $247,581,170)				228,770,034
Yankee government bonds: 0.85%
Republic of Chile	3.50	1-31-2034	1,038,000	959,397
Republic of Chile	4.34	3-7-2042	5,124,000	4,779,398
Republic of Indonesia	4.30	3-31-2052	2,145,000	1,981,037
Republic of Paraguay 144A	3.85	6-28-2033	1,840,000	1,617,617
Republic of Paraguay 144A	4.95	4-28-2031	762,000	741,575
Republic of Paraguay 144A	5.40	3-30-2050	2,946,000	2,512,212
Republic of Peru	1.86	12-1-2032	3,029,000	2,406,722
Republic of Peru	2.39	1-23-2026	2,342,000	2,213,678
Republic of Peru	3.60	1-15-2072	2,003,000	1,486,700
Republic of Philippines	4.20	3-29-2047	599,000	566,980
United Mexican States	3.50	2-12-2034	7,175,000	6,297,399
United Mexican States	3.75	4-19-2071	3,865,000	2,722,804
United Mexican States	4.28	8-14-2041	7,045,000	6,001,697
United Mexican States	4.40	2-12-2052	1,056,000	867,894
United Mexican States	4.50	4-22-2029	5,207,000	5,237,800
United Mexican States	4.60	2-10-2048	883,000	758,846
Total Yankee government bonds (Cost $45,635,218)				41,151,756

The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  51

Portfolio of investments—May 31, 2022

		Yield	Shares	Value
Short-term investments: 2.57%
Investment companies: 2.57%
Allspring Government Money Market Fund Select Class ♠∞##		0.65%	114,848,590	$ 114,848,590
Securities Lending Cash Investments LLC ♠∩∞		0.91	10,235,000	10,235,000
Total Short-term investments (Cost $125,083,590)				125,083,590
Total investments in securities (Cost $5,514,914,449)	106.53%			5,175,760,539
Other assets and liabilities, net	(6.53)			(317,214,208)
Total net assets	100.00%			$4,858,546,331

¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$270,350,377	$5,014,964,519	$(5,170,466,306)	$0	$0	$ 114,848,590	114,848,590	$ 157,224
Securities Lending Cash Investments LLC	0	740,723,398	(730,488,398)	0	0	10,235,000	10,235,000	9,136 #
				$0	$0	$125,083,590		$166,360

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

52  |  Allspring Core Bond Portfolio

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities (including $4,542,580 of securities loaned), at value (cost $5,389,830,859)	$ 5,050,676,949
Investments in affiliated securities, at value (cost $125,083,590)	125,083,590
Cash	1,826,769
Foreign currency, at value (cost $89)	90
Receivable for investments sold	454,723,992
Receivable for interest	18,981,253
Principal paydown receivable	1,418,637
Receivable for securities lending income, net	141
Prepaid expenses and other assets	157,892
Total assets	5,652,869,313
Liabilities
Payable for when-issued transactions	423,390,113
Payable for investments purchased	358,795,127
Payable upon receipt of securities loaned	10,235,000
Advisory fee payable	1,423,315
Cash collateral due to broker	450,000
Accrued expenses and other liabilities	29,427
Total liabilities	794,322,982
Total net assets	$4,858,546,331
The accompanying notes are an integral part of these financial statements.

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Statement of operations—year ended May 31, 2022

Investment income
Interest (net of foreign withholding taxes of $220)	$ 89,936,115
Income from affiliated securities	200,079
Total investment income	90,136,194
Expenses
Advisory fee	18,393,298
Custody and accounting fees	334,627
Professional fees	138,886
Interest holder report expenses	27,196
Trustees’ fees and expenses	19,821
Other fees and expenses	133,507
Total expenses	19,047,335
Less: Fee waivers and/or expense reimbursements	(24,466)
Net expenses	19,022,869
Net investment income	71,113,325
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(167,999,743)
Net change in unrealized gains (losses) on investments	(357,074,109)
Net realized and unrealized gains (losses) on investments	(525,073,852)
Net decrease in net assets resulting from operations	$(453,960,527)
The accompanying notes are an integral part of these financial statements.

54  |  Allspring Core Bond Portfolio

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 71,113,325	$ 77,723,644
Net realized gains (losses) on investments	(167,999,743)	129,629,293
Net change in unrealized gains (losses) on investments	(357,074,109)	(171,533,989)
Net increase (decrease) in net assets resulting from operations	(453,960,527)	35,818,948
Capital transactions
Transactions in investors’ beneficial interests
Contributions	733,615,538	1,103,776,459
Withdrawals	(1,063,241,380)	(1,259,318,551)
Net decrease in net assets resulting from capital transactions	(329,625,842)	(155,542,092)
Total decrease in net assets	(783,586,369)	(119,723,144)
Net assets
Beginning of period	5,642,132,700	5,761,855,844
End of period	$ 4,858,546,331	$ 5,642,132,700
The accompanying notes are an integral part of these financial statements.

Allspring Core Bond Portfolio  |  55

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(8.55)%	0.65%	9.49%	6.30%	(0.53)%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.35%	0.35%	0.35%	0.35%
Net expenses[1]	0.36%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.33%	1.30%	2.28%	2.93%	2.23%
Supplemental data
Portfolio turnover rate	432%	457%	603%	577%	542%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

56  |  Allspring Core Bond Portfolio

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Bond Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

Allspring Core Bond Portfolio  |  57

Notes to financial statements
resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $5,547,063,321 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 8,861,747
Gross unrealized losses	(380,164,529)
Net unrealized losses	$(371,302,782)

58  |  Allspring Core Bond Portfolio

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 1,452,075,426	$0	$ 1,452,075,426
Asset-backed securities	0	432,248,689	0	432,248,689
Corporate bonds and notes	0	1,104,588,839	0	1,104,588,839
Municipal obligations	0	17,908,760	0	17,908,760
Non-agency mortgage-backed securities	0	231,976,211	0	231,976,211
U.S. Treasury securities	1,541,957,234	0	0	1,541,957,234
Yankee corporate bonds and notes	0	228,770,034	0	228,770,034
Yankee government bonds	0	41,151,756	0	41,151,756
Short-term investments
Investment companies	125,083,590	0	0	125,083,590
Total assets	$1,667,040,824	$3,508,719,715	$0	$5,175,760,539
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Allspring Core Bond Portfolio  |  59

Notes to financial statements
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.34% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$20,192,288,042	$4,506,745,629	$20,677,052,388	$3,939,855,025
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Nomura Securities International Incorporated	$10,033,647	$(10,033,647)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

60  |  Allspring Core Bond Portfolio

Notes to financial statements
7. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
8. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Core Bond Portfolio  |  61

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Core Bond Portfolio (formerly, Wells Fargo Core Bond Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

62  |  Allspring Core Bond Portfolio

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $27,440,612 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
For the fiscal year ended May 31, 2022, $57,755,373 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, $18,218,719 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, 18% of the ordinary income distributed was derived from interest on U.S. government securities.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Core Bond Fund  |  63

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

64  |  Allspring Core Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Core Bond Fund  |  65

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

66  |  Allspring Core Bond Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Core Bond Fund  |  67

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00235 07-22
A287/AR287 05-22

Annual Report
May 31, 2022
Allspring Real Return Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Real Return Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Real Return Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Real Return Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Real Return Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Real Return Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Real Return Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks returns that exceed the rate of inflation over the long-term.
Manager	Allspring Funds Management, LLC
Subadviser for the affiliated master portfolio*
Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡, FRM, Michael Bradshaw, CFA®‡, Travis L. Keshemberg, CFA®‡#, CIPM, FRM, Garth B. Newport, CFA®‡, Michael Schueller, CFA®‡, Michal Stanczyk†
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (IPBAX)	2-28-2003	-4.99	2.57	1.42	-0.52	3.52	1.88	1.26	0.78
Class C (IPBCX)	2-28-2003	-2.26	2.77	1.28	-1.26	2.77	1.28	2.01	1.53
Class R6 (IPBJX)[3]	10-31-2016	–	–	–	-0.15	3.93	2.22	0.88	0.40
Administrator Class (IPBIX)	2-28-2003	–	–	–	-0.36	3.73	2.11	1.20	0.60
Institutional Class (IPBNX)[4]	10-31-2016	–	–	–	-0.19	3.86	2.19	0.93	0.45
Bloomberg U.S. TIPS Index[5]	–	–	–	–	-1.45	3.68	2.00	–	–
CPI [6]	–	–	–	–	8.58	3.62	2.43	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Class R6 expenses. If these expenses had been included, returns for the Class R6 shares would be higher.
[4]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[5]	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Allspring Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Keshemberg became a portfolio manager of the Fund on March 24, 2022.
†	Michal Stanczyk became a portfolio manager of the Fund on June 30, 2021.

6  |  Allspring Real Return Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. TIPS Index and CPI. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
[6]	The Consumer Price Index (CPI) for All Urban Consumers in U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. This fund is exposed to mortgage- and asset-backed securities risk and small-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Real Return Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the 12-month period that ended May 31, 2022.
■	Strong performance from real estate investment trusts (REITs) and inflation-sensitive common stocks had the largest positive impact on relative performance.
■	Poor absolute performance from the common stocks within the precious metals portfolio was the largest detractor from relative performance.
Strong economic growth was followed by rapidly increasing inflation and uncertainty. Both stocks and bonds decreased in value over the period, although inflation-sensitive assets did better on a relative basis.
The 12-month period that ended May 31, 2022, saw weak results from the broad U.S. equity markets, as illustrated by the Russell 3000® Index* return of -3.68%. The broad foreign markets did worse, as reflected by the MSCI ACWI ex USA Index (Net)** return of -12.41%. Inflation-sensitive sectors such as energy and REITs outperformed the broad market. The broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index***, returned -8.22%. Although negative in absolute terms, here, too, inflation-sensitive bonds outperformed the broad market, as represented by the Bloomberg U.S. TIPS Index return of -1.45%. Commodity prices increased in the face of higher inflation, and the Bloomberg Commodity Index† advanced 41.85%.
No material changes
There were no material changes in the portfolio over the trailing 12 months.
Ten largest holdings (%) as of May 31, 2022[1]
TIPS, 0.63%, 1-15-2024	4.31
TIPS, 0.13%, 1-15-2032	2.80
TIPS, 0.63%, 1-15-2026	2.68
TIPS, 0.13%, 4-15-2026	2.67
TIPS, 0.25%, 1-15-2025	2.24
TIPS, 0.13%, 1-15-2031	2.05
TIPS, 0.13%, 1-15-2030	2.02
TIPS, 0.13%, 10-15-2024	1.84
TIPS, 0.13%, 4-15-2025	1.84
TIPS, 0.13%, 7-15-2030	1.83
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The Fund uses a multi-asset-class strategy to target inflation protection.
During the 12-month period, we maintained allocations to TIPS as well as other inflation-sensitive sectors, such as REITs, short-term high-yield bonds, and inflation-sensitive equities. We used this multi-asset-class strategy to target greater inflation protection and real returns than a traditional inflation-hedged strategy might while adhering to similar levels of volatility.
Relative to the broad TIPS benchmark, four of the five sleeves contributed to the relative performance of the Fund. The largest allocation within the Fund is our investment in TIPS. Due to some duration positioning, this sleeve

*	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
**	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. You cannot invest directly in an index.
***	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
†	The Bloomberg Commodity Index (BCOM) provides broad-based exposure to commodities, and no single commodity or commodity sector dominates the index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison with non-diversified commodity investments. You cannot invest directly in an index.

8  |  Allspring Real Return Fund

Performance highlights (unaudited)
outperformed the benchmark by about 10 basis points (bps; 100 bps equal 1.00%). The STEM (consumer staples, energy, and materials) sleeve had the largest positive impact on performance as it advanced more than 13% over the period. The precious metals mining stocks sleeve was the only detractor from relative performance. This sleeve posted a -16.15% return; as it represents only 1.3% of the portfolio, this detracted only 23 bps from relative performance.
Portfolio allocation as of May 31, 2022[1]
[1]	Figures represent the portfolio allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
Looking ahead, we are guarded.
At this time last year, we held an outlook we classified as “guardedly optimistic” as the massive amount of uncertainty we faced in 2020 had faded. Uncertainty is back and today our look is guarded. Along with the financial markets, we are digesting a great deal of data related to central bank tightening, geopolitical concerns, the war in Ukraine, and deteriorating consumer sentiment. Our base case doesn’t foresee a major geopolitical spillover from the Russia-Ukraine war, but we expect to see continued price increases for energy and some agricultural commodities. We suspect that the supply chain bottleneck issues within the U.S. will improve, which will help economic growth stay at or return to positive levels. We see the U.S. Federal Reserve (Fed) raising rates by another 50 bps in June, but future rate hikes will be dependent upon the data. While inflation is at 40-year-high levels, the Fed shifted from being super-hawkish to something more moderate. Members of the Federal Open Market Committee will continue to focus on inflation, but we think they are concerned about overreacting. Along with the Fed, we will continue to monitor the data and make adjustments to the portfolio as needed. While the picture is not particularly clear for the economy and the broad financial markets, we believe the Fund is well positioned in the current environment.

Allspring Real Return Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 959.83	$3.81	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class C
Actual	$1,000.00	$ 957.31	$7.47	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R6
Actual	$1,000.00	$ 962.02	$1.96	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.02	0.40%
Administrator Class
Actual	$1,000.00	$ 960.83	$2.93	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%
Institutional Class
Actual	$1,000.00	$ 961.80	$2.20	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.27	0.45%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Allspring Real Return Fund

Portfolio of investments—May 31, 2022

		Value
Investment companies: 100.06%
Affiliated master portfolio: 100.06%
Allspring Real Return Portfolio		$ 92,824,953
Total Investment companies (Cost $91,230,231)		92,824,953
Total investments in securities (Cost $91,230,231)	100.06%	92,824,953
Other assets and liabilities, net	(0.06)	(58,628)
Total net assets	100.00%	$92,766,325
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Real Return Portfolio	31.19%	40.08%	$935,582	$(6,398,528)	$4,284,787	$222,646	$1,267	$92,824,953
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Fund  |  11

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolio, at value (cost $91,230,231)	$ 92,824,953
Receivable for Fund shares sold	524,413
Receivable from manager	25,665
Prepaid expenses and other assets	34,313
Total assets	93,409,344
Liabilities
Payable for Fund shares redeemed	613,205
Administration fees payable	7,278
Trustees’ fees and expenses payable	1,206
Distribution fee payable	1,135
Accrued expenses and other liabilities	20,195
Total liabilities	643,019
Total net assets	$92,766,325
Net assets consist of
Paid-in capital	$ 91,521,115
Total distributable earnings	1,245,210
Total net assets	$92,766,325
Computation of net asset value and offering price per share
Net assets – Class A	$ 17,712,522
Shares outstanding – Class A1	1,711,131
Net asset value per share – Class A	$10.35
Maximum offering price per share – Class A2	$10.84
Net assets – Class C	$ 1,708,626
Shares outstanding – Class C1	168,202
Net asset value per share – Class C	$10.16
Net assets – Class R6	$ 14,282,015
Shares outstanding – Class R6[1]	1,363,951
Net asset value per share – Class R6	$10.47
Net assets – Administrator Class	$ 15,266,781
Shares outstanding – Administrator Class[1]	1,446,712
Net asset value per share – Administrator Class	$10.55
Net assets – Institutional Class	$ 43,796,381
Shares outstanding – Institutional Class[1]	4,183,259
Net asset value per share – Institutional Class	$10.47
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Real Return Fund

Statement of operations—year ended May 31, 2022

Investment income
Interest allocated from affiliated Master Portfolio	$ 4,284,787
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $2,475)	222,646
Affiliated income allocated from affiliated Master Portfolio	1,267
Expenses allocated from affiliated Master Portfolio	(358,052)
Waivers allocated from affiliated Master Portfolio	69,281
Total investment income	4,219,929
Expenses
Management fee	37,101
Administration fees
Class A	27,033
Class C	2,486
Class R6	4,357
Administrator Class	13,045
Institutional Class	22,549
Shareholder servicing fees
Class A	42,213
Class C	3,872
Administrator Class	31,217
Distribution fee
Class C	11,618
Custody and accounting fees	2,977
Professional fees	47,578
Registration fees	32,326
Shareholder report expenses	48,275
Trustees’ fees and expenses	20,688
Other fees and expenses	8,456
Total expenses	355,791
Less: Fee waivers and/or expense reimbursements
Fund-level	(207,452)
Class A	(1,690)
Administrator Class	(14,349)
Institutional Class	(2,819)
Net expenses	129,481
Net investment income	4,090,448
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	935,582
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(6,398,528)
Net realized and unrealized gains (losses) on investments	(5,462,946)
Net decrease in net assets resulting from operations	$(1,372,498)
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 4,090,448		$ 1,568,068
Net realized gains on investments		935,582		277,416
Net change in unrealized gains (losses) on investments		(6,398,528)		3,967,421
Net increase (decrease) in net assets resulting from operations		(1,372,498)		5,812,905
Distributions to shareholders from
Net investment income and net realized gains
Class A		(836,596)		(268,219)
Class C		(65,210)		(19,136)
Class R6		(755,640)		(676,727)
Administrator Class		(640,606)		(261,977)
Institutional Class		(1,520,901)		(233,102)
Total distributions to shareholders		(3,818,953)		(1,459,161)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	791,258	8,668,328	476,116	5,061,849
Class C	91,579	986,457	26,515	273,931
Class R6	486,424	5,304,807	2,143,575	23,199,949
Administrator Class	894,909	9,920,837	574,541	6,217,286
Institutional Class	4,023,778	44,177,808	358,193	3,851,836
		69,058,237		38,604,851
Reinvestment of distributions
Class A	63,937	691,464	18,861	202,368
Class C	6,087	64,531	1,759	18,532
Class R6	60,586	663,004	28,247	306,213
Administrator Class	55,532	610,960	23,163	252,526
Institutional Class	139,813	1,520,105	21,437	232,476
		3,550,064		1,012,115
Payment for shares redeemed
Class A	(408,579)	(4,414,389)	(521,552)	(5,567,275)
Class C	(40,714)	(429,356)	(87,496)	(914,008)
Class R6	(2,460,305)	(27,125,717)	(659,480)	(7,182,858)
Administrator Class	(691,012)	(7,672,910)	(715,288)	(7,756,050)
Institutional Class	(956,389)	(10,220,364)	(428,493)	(4,604,300)
		(49,862,736)		(26,024,491)
Net increase in net assets resulting from capital share transactions		22,745,565		13,592,475
Total increase in net assets		17,554,114		17,946,219
Net assets
Beginning of period		75,212,211		57,265,992
End of period		$ 92,766,325		$ 75,212,211
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Real Return Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.93	$10.22	$9.89	$9.87	$9.96
Net investment income	0.56 [1]	0.22	0.12	0.15	0.21
Net realized and unrealized gains (losses) on investments	(0.60)	0.70	0.42	0.09	(0.09)
Total from investment operations	(0.04)	0.92	0.54	0.24	0.12
Distributions to shareholders from
Net investment income	(0.54)	(0.21)	(0.21)	(0.19)	(0.21)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.54)	(0.21)	(0.21)	(0.22)	(0.21)
Net asset value, end of period	$10.35	$10.93	$10.22	$9.89	$9.87
Total return[2]	(0.52)%	9.10%	5.48%	2.56%	1.25%
Ratios to average net assets (annualized)*
Gross expenses	1.07%	1.29%	1.43%	1.16%	1.04%
Net expenses	0.78%	0.78%	0.78%	0.77%	0.80%
Net investment income	5.13%	2.09%	1.79%	1.95%	2.15%
Supplemental data
Portfolio turnover rate[3]	31%	20%	24%	39%	29%
Net assets, end of period (000s omitted)	$17,713	$13,825	$13,196	$17,716	$26,133

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.74	$10.06	$9.73	$9.73	$9.82
Net investment income	0.47 [1]	0.12 [1]	0.11 [1]	0.10 [1]	0.03
Net realized and unrealized gains (losses) on investments	(0.59)	0.71	0.35	0.07	0.02
Total from investment operations	(0.12)	0.83	0.46	0.17	0.05
Distributions to shareholders from
Net investment income	(0.46)	(0.15)	(0.13)	(0.14)	(0.14)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.46)	(0.15)	(0.13)	(0.17)	(0.14)
Net asset value, end of period	$10.16	$10.74	$10.06	$9.73	$9.73
Total return[2]	(1.26)%	8.27%	4.77%	1.79%	0.53%
Ratios to average net assets (annualized)*
Gross expenses	1.81%	2.06%	2.18%	1.91%	1.79%
Net expenses	1.53%	1.53%	1.53%	1.52%	1.56%
Net investment income	4.42%	1.17%	1.09%	1.08%	1.39%
Supplemental data
Portfolio turnover rate[3]	31%	20%	24%	39%	29%
Net assets, end of period (000s omitted)	$1,709	$1,195	$1,714	$2,553	$3,517

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Real Return Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.05	$10.33	$9.99	$9.96	$10.05
Net investment income	0.63 [1]	0.29	0.22	0.23 [1]	0.22
Net realized and unrealized gains (losses) on investments	(0.63)	0.69	0.37	0.06	(0.06)
Total from investment operations	0.00	0.98	0.59	0.29	0.16
Distributions to shareholders from
Net investment income	(0.58)	(0.26)	(0.25)	(0.23)	(0.25)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.58)	(0.26)	(0.25)	(0.26)	(0.25)
Net asset value, end of period	$10.47	$11.05	$10.33	$9.99	$9.96
Total return	(0.15)%	9.52%	5.94%	2.99%	1.63%
Ratios to average net assets (annualized)*
Gross expenses	0.68%	0.85%	1.05%	0.82%	0.66%
Net expenses	0.40%	0.40%	0.40%	0.39%	0.42%
Net investment income	5.68%	2.70%	2.08%	2.34%	2.52%
Supplemental data
Portfolio turnover rate[2]	31%	20%	24%	39%	29%
Net assets, end of period (000s omitted)	$14,282	$36,202	$18,224	$14,358	$11,750

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.12	$10.38	$10.03	$9.99	$10.06
Net investment income	0.60 [1]	0.25 [1]	0.20 [1]	0.21 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	(0.63)	0.71	0.36	0.06	(0.09)
Total from investment operations	(0.03)	0.96	0.56	0.27	0.15
Distributions to shareholders from
Net investment income	(0.54)	(0.22)	(0.21)	(0.20)	(0.22)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.54)	(0.22)	(0.21)	(0.23)	(0.22)
Net asset value, end of period	$10.55	$11.12	$10.38	$10.03	$9.99
Total return	(0.36)%	9.31%	5.67%	2.78%	1.50%
Ratios to average net assets (annualized)*
Gross expenses	0.99%	1.23%	1.37%	1.10%	0.97%
Net expenses	0.60%	0.60%	0.60%	0.59%	0.60%
Net investment income	5.42%	2.26%	1.92%	2.15%	2.39%
Supplemental data
Portfolio turnover rate[2]	31%	20%	24%	39%	29%
Net assets, end of period (000s omitted)	$15,267	$13,203	$13,544	$13,562	$23,331

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Real Return Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.05	$10.33	$9.99	$9.97	$10.06
Net investment income	0.63 [1]	0.26	0.21	0.22	0.24
Net realized and unrealized gains (losses) on investments	(0.64)	0.71	0.37	0.05	(0.08)
Total from investment operations	(0.01)	0.97	0.58	0.27	0.16
Distributions to shareholders from
Net investment income	(0.57)	(0.25)	(0.24)	(0.22)	(0.25)
Net realized gains	0.00	0.00	0.00	(0.03)	0.00
Total distributions to shareholders	(0.57)	(0.25)	(0.24)	(0.25)	(0.25)
Net asset value, end of period	$10.47	$11.05	$10.33	$9.99	$9.97
Total return	(0.19)%	9.46%	5.88%	2.84%	1.57%
Ratios to average net assets (annualized)*
Gross expenses	0.74%	0.95%	1.10%	0.84%	0.71%
Net expenses	0.45%	0.45%	0.45%	0.44%	0.47%
Net investment income	5.76%	2.37%	2.09%	2.20%	2.62%
Supplemental data
Portfolio turnover rate[2]	31%	20%	24%	39%	29%
Net assets, end of period (000s omitted)	$43,796	$10,787	$10,587	$11,094	$12,110

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Real Return Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Real Return Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of May 31, 2022, the Fund owned 40.08% of Allspring Real Return Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2022 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

20  |  Allspring Real Return Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $91,333,545 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,491,408
Gross unrealized losses	0
Net unrealized gains	$1,491,408
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(33,676)	$33,676
As of May 31, 2022, the Fund had capital loss carryforwards which consisted of $740,836 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2022, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	$92,824,953
The affiliated Master Portfolio does not have a redemption period notice and can be redeemed daily. The affiliated Master Portfolio had unfunded commitments at May 31, 2022.

Allspring Real Return Fund  |  21

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:

22  |  Allspring Real Return Fund

Notes to financial statements
Expense ratio caps
Class A	0.78%
Class C	1.53
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $2,919 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$13,642,424	$14,526,914	$13,986,042	$14,346,241
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $3,818,953 and $1,459,161 of ordinary income for the years ended May 31, 2022 and May 31, 2021, respectively.

Allspring Real Return Fund  |  23

Notes to financial statements
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$494,638	$1,491,408	$(740,836)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Allspring Real Return Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Real Return Fund (formerly, Wells Fargo Real Return Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

Allspring Real Return Fund  |  25

Portfolio of investments—May 31, 2022

	Shares	Value
Common stocks: 15.89%
Consumer staples: 4.81%
Beverages: 0.77%
PepsiCo Incorporated	10,613	$ 1,780,331
Food & staples retailing: 1.54%
Costco Wholesale Corporation	2,814	1,311,943
Sysco Corporation	10,046	845,672
Walmart Incorporated	10,943	1,407,598
		3,565,213
Food products: 0.62%
Mondelez International Incorporated Class A	13,629	866,259
Nomad Foods Limited †	26,842	560,193
		1,426,452
Household products: 1.65%
Church & Dwight Company Incorporated	10,758	968,865
The Clorox Company	2,330	338,689
The Procter & Gamble Company	16,948	2,506,270
		3,813,824
Personal products: 0.11%
The Estee Lauder Companies Incorporated Class A	1,044	265,855
Tobacco: 0.12%
Philip Morris International Incorporated	2,670	283,688
Energy: 1.97%
Oil, gas & consumable fuels: 1.97%
Chevron Corporation	15,879	2,773,426
EOG Resources Incorporated	1,813	248,308
Phillips 66	15,245	1,536,848
		4,558,582
Materials: 3.72%
Chemicals: 1.69%
Ashland Global Holdings Incorporated	5,483	586,791
Ecolab Incorporated	2,932	480,584
Linde plc	4,806	1,560,412
Olin Corporation	3,973	261,384
The Sherwin-Williams Company	1,000	268,040
Westlake Chemical Corporation	5,775	762,935
		3,920,146
Construction materials: 0.19%
Martin Marietta Materials Incorporated	1,290	437,800
Containers & packaging: 0.21%
Crown Holdings Incorporated	4,684	489,197
Metals & mining: 1.63%
Agnico-Eagle Mines Limited	2,489	131,923
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares	2,700	142,911
Alamos Gold Incorporated Class A	11,500	85,828
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Real Return Portfolio

Portfolio of investments—May 31, 2022

	Shares	Value
Metals & mining (continued)
AngloGold Ashanti Limited ADR	3,500	$ 60,130
Artemis Gold Incorporated †	6,000	26,422
B2Gold Corporation	27,500	109,143
Barrick Gold Corporation	11,656	238,831
Centerra Gold Incorporated	6,600	51,502
Dundee Precious Metals Incorporated	8,800	52,111
Endeavour Mining plc	7,080	162,943
Evolution Mining Limited	22,000	60,627
Franco-Nevada Corporation	1,200	169,756
Gold Fields Limited ADR	13,000	121,420
Kinross Gold Corporation	30,500	136,965
Lundin Gold Incorporated †	8,000	62,490
MAG Silver Corporation †	4,400	62,199
Marathon Gold Corporation †	7,000	9,298
Newcrest Mining Limited	6,600	118,602
Newmont Corporation	4,090	277,507
Northern Star Resources Limited	15,000	96,345
Osisko Mining Incorporated †	3,000	8,633
Pan American Silver Corporation	3,000	65,910
Royal Gold Incorporated	3,312	374,521
SilverCrest Metals Incorporated †	8,600	61,805
Skeena Resources Limited †	2,000	13,709
SSR Mining Incorporated	4,500	87,435
SSR Mining Incorporated-U.S. Exchange Traded Shares	1,272	24,739
Steel Dynamics Incorporated	7,264	620,200
Torex Gold Resources Incorporated †	5,400	53,024
Triple Flag Precious Metals Corporation	1,500	18,868
Wheaton Precious Metals Corporation	4,400	181,726
Yamana Gold Incorporated	16,000	86,018
		3,773,541
Real estate: 5.39%
Equity REITs: 5.39%
Alexandria Real Estate Equities Incorporated	2,916	483,910
American Homes 4 Rent Class A	13,216	488,463
American Tower Corporation	5,709	1,462,246
Apartment Income Corporation REIT	7,670	344,076
Camden Property Trust	2,799	401,629
Duke Realty Corporation	13,225	698,677
Equinix Incorporated	1,831	1,258,062
Federal Realty Investment Trust	2,760	317,317
Four Corners Property Trust Incorporated	18,234	502,711
Gaming and Leisure Properties Incorporated	9,150	428,403
Invitation Homes Incorporated	14,484	546,336
Life Storage Incorporated	5,203	607,502
Mid-America Apartment Communities Incorporated	2,133	386,073
Prologis Incorporated	7,820	996,894
SBA Communications Corporation	2,948	992,326
Simon Property Group Incorporated	2,483	284,676
Sun Communities Incorporated	4,313	707,893
VICI Properties Incorporated	27,710	854,854
Welltower Incorporated	8,056	717,709
		12,479,757
Total Common stocks (Cost $25,495,204)		36,794,386

The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  27

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 12.72%
Communication services: 1.21%
Diversified telecommunication services: 0.25%
CenturyLink Incorporated	6.75%	12-1-2023	$260,000	$ 266,175
Level 3 Financing Incorporated	5.38	5-1-2025	85,000	84,895
Lumen Technologies Incorporated	7.50	4-1-2024	215,000	222,461
				573,531
Entertainment: 0.23%
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	190,000	188,260
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	335,000	346,745
				535,005
Media: 0.56%
Cinemark USA Incorporated 144A	8.75	5-1-2025	420,000	432,642
DISH DBS Corporation	5.00	3-15-2023	200,000	196,000
Gray Television Incorporated 144A	5.88	7-15-2026	460,000	453,316
Townsquare Media Incorporated 144A	6.88	2-1-2026	215,000	207,821
				1,289,779
Wireless telecommunication services: 0.17%
Sprint Corporation	7.13	6-15-2024	383,000	406,934
Consumer discretionary: 2.00%
Auto components: 0.16%
Clarios Global LP 144A	6.25	5-15-2026	201,000	201,626
Clarios Global LP 144A	6.75	5-15-2025	167,000	168,039
				369,665
Hotels, restaurants & leisure: 0.99%
Carnival Corporation 144A	10.50	2-1-2026	285,000	306,803
CCM Merger Incorporated 144A	6.38	5-1-2026	145,000	139,916
Cedar Fair LP 144A	5.50	5-1-2025	280,000	284,259
Hilton Domestic Operating Company Incorporated 144A	5.38	5-1-2025	280,000	284,256
NCL Corporation Limited 144A	5.88	2-15-2027	160,000	149,058
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	325,000	331,500
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	160,000	166,410
Royal Caribbean Cruises Limited 144A	11.50	6-1-2025	221,000	239,557
SeaWorld Parks & Entertainment Incorporated 144A	8.75	5-1-2025	373,000	386,428
				2,288,187
Household durables: 0.09%
Allied Universal Holdco LLC 144A	6.63	7-15-2026	205,000	203,167
Internet & direct marketing retail: 0.36%
QVC Incorporated	4.85	4-1-2024	865,000	843,375
Specialty retail: 0.18%
Bath & Body Works Incorporated 144A	9.38	7-1-2025	259,000	279,382
Penske Automotive Group Incorporated	3.50	9-1-2025	140,000	136,987
				416,369
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Real Return Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Textiles, apparel & luxury goods: 0.22%
G-III Apparel Group Limited 144A	7.88%	8-15-2025	$400,000	$ 406,520
Michael Kors USA Incorporated 144A	4.25	11-1-2024	110,000	106,923
				513,443
Consumer staples: 0.12%
Food products: 0.12%
Performance Food Group Incorporated 144A	6.88	5-1-2025	280,000	285,971
Energy: 2.91%
Energy equipment & services: 0.32%
Oceaneering International Incorporated	4.65	11-15-2024	650,000	638,281
USA Compression Partners LP	6.88	4-1-2026	115,000	112,269
				750,550
Oil, gas & consumable fuels: 2.59%
Antero Midstream Company 144A	7.88	5-15-2026	105,000	111,075
Antero Resources Corporation 144A	8.38	7-15-2026	390,000	424,125
Buckeye Partners LP 144A	4.13	3-1-2025	35,000	34,407
Buckeye Partners LP	4.15	7-1-2023	200,000	200,862
Crestwood Midstream Partners LP	5.75	4-1-2025	605,000	599,858
DCP Midstream Operating LP	5.38	7-15-2025	455,000	466,366
EnLink Midstream Partners LP	4.15	6-1-2025	545,000	545,109
Enviva Partners LP 144A	6.50	1-15-2026	645,000	645,000
EQM Midstream Partners LP	4.75	7-15-2023	175,000	177,765
EQT Corporation	6.63	2-1-2025	405,000	422,318
Murphy Oil Corporation	5.75	8-15-2025	300,000	304,487
New Fortress Energy Incorporated 144A	6.50	9-30-2026	220,000	214,238
Occidental Petroleum Corporation	8.00	7-15-2025	305,000	332,450
Range Resources Corporation	8.25	1-15-2029	90,000	97,445
Rockies Express Pipeline LLC 144A	3.60	5-15-2025	529,000	511,067
Southwestern Energy Company	5.95	1-23-2025	32,000	33,056
Southwestern Energy Company	7.75	10-1-2027	110,000	116,026
Tallgrass Energy Partners LP 144A	7.50	10-1-2025	360,000	370,800
Western Gas Partners LP	4.65	7-1-2026	385,000	384,038
				5,990,492
Financials: 2.45%
Consumer finance: 1.13%
Ford Motor Credit Company LLC	5.58	3-18-2024	460,000	465,463
LFS TopCo LLC 144A	5.88	10-15-2026	215,000	192,569
Navient Corporation	5.88	10-25-2024	590,000	591,800
Navient Corporation	7.25	9-25-2023	87,000	88,965
OneMain Finance Corporation	6.13	3-15-2024	295,000	297,993
OneMain Finance Corporation	3.50	1-15-2027	120,000	107,363
PRA Group Incorporated 144A	7.38	9-1-2025	290,000	292,335
Rocket Mortgage LLC 144A	2.88	10-15-2026	165,000	147,594
Springleaf Finance Corporation	8.88	6-1-2025	414,000	432,373
				2,616,455
Diversified financial services: 0.48%
Hat Holdings LLC 144A	3.38	6-15-2026	245,000	226,668
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  29

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Diversified financial services (continued)
Hat Holdings LLC 144A	6.00%	4-15-2025	$270,000	$ 273,610
United Wholesale Mortgage LLC 144A	5.50	11-15-2025	650,000	614,250
				1,114,528
Mortgage REITs: 0.32%
Starwood Property Trust Incorporated 144A	3.75	12-31-2024	110,000	105,949
Starwood Property Trust Incorporated	4.75	3-15-2025	495,000	489,441
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	150,000	150,750
				746,140
Thrifts & mortgage finance: 0.52%
Enact Holdings Incorporated 144A	6.50	8-15-2025	750,000	751,965
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	475,000	454,813
				1,206,778
Health care: 0.56%
Health care providers & services: 0.45%
Select Medical Corporation 144A	6.25	8-15-2026	664,000	662,386
Tenet Healthcare Corporation 144A	4.88	1-1-2026	375,000	374,160
				1,036,546
Health care technology: 0.11%
IQVIA Incorporated 144A	5.00	10-15-2026	250,000	249,278
Industrials: 1.74%
Aerospace & defense: 0.56%
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	620,000	612,250
TransDigm Group Incorporated 144A	6.25	3-15-2026	305,000	310,264
TransDigm Group Incorporated 144A	8.00	12-15-2025	364,000	379,696
				1,302,210
Airlines: 0.43%
Hawaiian Airlines Incorporated	3.90	7-15-2027	191,416	168,439
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	340,000	337,707
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	190,000	192,869
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	275,000	287,898
				986,913
Commercial services & supplies: 0.09%
CoreCivic Incorporated	8.25	4-15-2026	200,000	205,856
Construction & engineering: 0.05%
Taylor Morrison Communities Incorporated 144A	5.88	4-15-2023	110,000	110,590
Electronic equipment, instruments & components: 0.09%
Wesco Distribution Incorporated 144A	7.13	6-15-2025	210,000	218,033
Machinery: 0.01%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	10,000	9,925
Road & rail: 0.23%
Uber Technologies Incorporated 144A	7.50	5-15-2025	525,000	541,522
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Real Return Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Trading companies & distributors: 0.28%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50%	10-1-2025	$660,000	$ 645,150
Information technology: 0.46%
IT services: 0.30%
Block Incorporated 144A	2.75	6-1-2026	85,000	78,398
Sabre GLBL Incorporated 144A	7.38	9-1-2025	55,000	54,313
Sabre GLBL Incorporated 144A	9.25	4-15-2025	530,000	548,508
				681,219
Software: 0.16%
NCR Corporation 144A	5.75	9-1-2027	98,000	94,911
NortonLifeLock Incorporated 144A	5.00	4-15-2025	285,000	284,644
				379,555
Materials: 0.24%
Containers & packaging: 0.02%
Sealed Air Corporation 144A	5.13	12-1-2024	50,000	50,250
Metals & mining: 0.09%
Cleveland-Cliffs Incorporated 144A	6.75	3-15-2026	195,000	203,288
Paper & forest products: 0.13%
Clearwater Paper Corporation 144A	5.38	2-1-2025	315,000	307,913
Real estate: 0.29%
Equity REITs: 0.29%
Service Properties Trust Company	4.35	10-1-2024	500,000	456,048
Service Properties Trust Company	7.50	9-15-2025	210,000	207,963
				664,011
Utilities: 0.74%
Electric utilities: 0.24%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	560,000	560,302
Independent power & renewable electricity producers: 0.50%
NSG Holdings LLC 144A	7.75	12-15-2025	318,172	318,172
Vistra Operations Company LLC 144A	5.63	2-15-2027	825,000	825,413
				1,143,585
Total Corporate bonds and notes (Cost $30,298,999)				29,446,515
Loans: 1.85%
Communication services: 0.11%
Entertainment: 0.05%
Live Nation Entertainment Incorporated (1 Month LIBOR +1.75%) ±	2.69	10-17-2026	122,754	117,615
Media: 0.06%
Gray Television Incorporated (1 Month LIBOR +2.50%) <±	3.62	2-7-2024	120,000	117,800
Hubbard Radio LLC (3 Month LIBOR +4.25%) ±	5.31	3-28-2025	29,149	28,348
				146,148
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  31

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Consumer discretionary: 0.49%
Auto components: 0.19%
Clarios Global LP (1 Month LIBOR +3.25%) ±	4.31%	4-30-2026	$118,779	$ 113,899
Tenneco Incorporated (3 Month LIBOR +3.00%) ±	4.06	10-1-2025	356,634	338,582
				452,481
Hotels, restaurants & leisure: 0.10%
Carnival Corporation (1 Month LIBOR +3.00%) ±	3.75	6-30-2025	78,823	75,768
Wyndham Hotels & Resorts Incorporated (3 Month LIBOR +1.75%) ±	2.81	5-30-2025	157,300	153,835
				229,603
Leisure products: 0.16%
SeaWorld Parks & Entertainment Incorporated (1 Month LIBOR +3.00%) ±	4.06	8-25-2028	372,153	360,430
Specialty retail: 0.04%
Rent-A-Center Incorporated (1 Month LIBOR +3.25%) ±	4.31	2-17-2028	93,800	87,615
Energy: 0.21%
Oil, gas & consumable fuels: 0.21%
Apergy Corporation (1 Month LIBOR +5.00%) ‡±	8.00	6-3-2027	314,146	313,754
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	5.51	9-29-2028	177,393	172,811
				486,565
Financials: 0.29%
Diversified financial services: 0.24%
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) ‡±	5.26	4-30-2024	94,046	89,108
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) <±	5.00	5-30-2025	491,009	463,389
				552,497
Mortgage REITs: 0.05%
Claros Mortgage Trust Incorporated (U.S. SOFR +4.50%) ‡±	5.00	8-9-2026	119,700	115,511
Health care: 0.11%
Health care equipment & supplies: 0.01%
Ortho Clinical Diagnostics SA (3 Month LIBOR +3.00%) ±	4.40	6-30-2025	32,229	31,932
Health care technology: 0.10%
Change Healthcare Holdings Incorporated (1 Month LIBOR +2.50%) <±	3.56	3-1-2024	225,000	220,923
Industrials: 0.51%
Aerospace & defense: 0.03%
Spirit AeroSystems Incorporated (1 Month LIBOR +3.75%) ±	4.81	1-15-2025	74,065	72,152
Airlines: 0.28%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25	6-21-2027	425,000	430,665
SkyMiles IP Limited (3 Month LIBOR +3.75%) ±	4.81	10-20-2027	215,000	216,828
				647,493
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Real Return Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Machinery: 0.10%
Vertical US Newco Incorporated (1 Month LIBOR +3.50%) ±	4.02%	7-30-2027	$227,820	$ 219,136
Road & rail: 0.05%
Uber Technologies Incorporated (1 Month LIBOR +3.50%) ±	5.07	4-4-2025	118,462	115,204
Software: 0.05%
SS&C Technologies Incorporated Term Loan B3 (1 Month LIBOR +1.75%) ±	2.81	4-16-2025	69,593	67,549
SS&C Technologies Incorporated Term Loan B4 (1 Month LIBOR +1.75%) ±	2.81	4-16-2025	56,494	54,835
				122,384
Utilities: 0.13%
Electric utilities: 0.13%
ExGen Renewables IV LLC (1 Month LIBOR +2.50%) ±	4.08	12-15-2027	306,706	299,373
Total Loans (Cost $4,416,929)				4,277,062
U.S. Treasury securities: 65.70%
TIPS	0.13	7-15-2024	2,759,484	2,849,167
TIPS	0.13	10-15-2024	4,144,407	4,263,343
TIPS	0.13	4-15-2025	4,161,087	4,255,036
TIPS	0.13	10-15-2025	2,192,989	2,245,500
TIPS	0.13	4-15-2026	6,081,857	6,185,794
TIPS	0.13	7-15-2026	4,070,333	4,152,018
TIPS	0.13	10-15-2026	3,155,070	3,213,981
TIPS	0.13	4-15-2027	2,046,408	2,074,187
TIPS	0.13	1-15-2030	4,691,316	4,669,646
TIPS	0.13	7-15-2030	4,236,889	4,225,883
TIPS	0.13	1-15-2031	4,780,190	4,753,488
TIPS	0.13	7-15-2031	2,921,854	2,910,669
TIPS	0.13	1-15-2032	6,531,336	6,487,794
TIPS	0.13	2-15-2051	2,958,238	2,498,729
TIPS	0.13	2-15-2052	681,351	578,869
TIPS	0.25	1-15-2025	5,035,320	5,180,134
TIPS	0.25	7-15-2029	2,308,772	2,334,069
TIPS	0.25	2-15-2050	4,091,148	3,534,848
TIPS	0.38	7-15-2023	1,080,529	1,115,730
TIPS	0.38	7-15-2025	2,823,611	2,922,400
TIPS	0.38	1-15-2027	3,170,551	3,251,239
TIPS	0.38	7-15-2027	3,876,906	3,981,199
TIPS	0.50	4-15-2024	3,549,418	3,673,694
TIPS	0.50	1-15-2028	2,982,579	3,063,202
TIPS	0.63	1-15-2024	9,637,661	9,984,642
TIPS	0.63	1-15-2026	5,980,780	6,209,186
TIPS	0.63	2-15-2043	2,293,695	2,192,838
TIPS	0.75	7-15-2028	3,904,007	4,082,241
TIPS	0.75	2-15-2042	3,096,882	3,056,175
TIPS	0.75	2-15-2045	1,775,682	1,721,597
TIPS	0.88	1-15-2029	3,209,527	3,371,288
TIPS	0.88	2-15-2047	1,756,017	1,764,163
TIPS	1.00	2-15-2046	1,734,404	1,777,138
TIPS	1.00	2-15-2048	1,334,372	1,388,007
TIPS	1.00	2-15-2049	1,524,650	1,595,483
TIPS	1.38	2-15-2044	2,503,173	2,756,717
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  33

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
TIPS	1.75%	1-15-2028	$2,626,940	$ 2,882,964
TIPS	2.00	1-15-2026	3,257,843	3,546,722
TIPS	2.13	2-15-2040	1,382,794	1,723,132
TIPS	2.13	2-15-2041	1,765,044	2,199,099
TIPS	2.38	1-15-2025	3,354,120	3,642,408
TIPS	2.38	1-15-2027	2,415,460	2,704,843
TIPS	2.50	1-15-2029	2,529,822	2,926,564
TIPS	3.38	4-15-2032	1,020,002	1,330,524
TIPS	3.63	4-15-2028	2,052,216	2,480,803
TIPS	3.88	4-15-2029	2,692,136	3,369,411
U.S. Treasury Note	2.88	5-15-2032	1,040,000	1,041,300
Total U.S. Treasury securities (Cost $153,451,646)				152,167,864
Yankee corporate bonds and notes: 1.61%
Communication services: 0.03%
Media: 0.03%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	65,000	64,347
Consumer discretionary: 0.09%
Auto components: 0.09%
Adient Global Holdings Limited 144A	4.88	8-15-2026	220,000	204,631
Energy: 0.23%
Oil, gas & consumable fuels: 0.23%
Northriver Midstream Finance LP 144A	5.63	2-15-2026	555,000	527,944
Financials: 0.20%
Diversified financial services: 0.20%
DAE Funding LLC 144A	2.63	3-20-2025	370,000	344,009
FMG Resources Proprietary Limited 144A	5.13	5-15-2024	115,000	117,044
				461,053
Health care: 0.36%
Pharmaceuticals: 0.36%
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	220,000	207,440
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	625,000	631,250
				838,690
Industrials: 0.26%
Airlines: 0.13%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	290,000	311,749
Trading companies & distributors: 0.13%
Fly Leasing Limited 144A	7.00	10-15-2024	355,000	293,351
Materials: 0.44%
Containers & packaging: 0.31%
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	730,000	726,963
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Real Return Portfolio

Portfolio of investments—May 31, 2022

	Interest rate	Maturity date	Principal	Value
Metals & mining: 0.13%
Constellium SE 144A	5.88%	2-15-2026	$300,000	$ 296,788
Total Yankee corporate bonds and notes (Cost $3,951,378)				3,725,516

		Yield	Shares
Short-term investments: 1.19%
Investment companies: 1.19%
Allspring Government Money Market Fund Select Class ♠∞##		0.65	2,766,670	2,766,670
Total Short-term investments (Cost $2,766,670)				2,766,670
Total investments in securities (Cost $220,380,826)	98.96%			229,178,013
Other assets and liabilities, net	1.04			2,417,278
Total net assets	100.00%			$231,595,291

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
TIPS	Treasury Inflation-Protected Securities
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$2,265,095	$73,771,432	$(73,269,857)	$0	$0	$ 2,766,670	2,766,670	$ 2,586
Affiliated securities no longer held at end of period
Securities Lending Cash Investments LLC	0	3,400,622	(3,400,622)	0	0	0	0	219 #
				$0	$0	$2,766,670		$2,805

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  35

Portfolio of investments—May 31, 2022

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	14	9-30-2022	$ 2,959,435	$ 2,955,422	$ 0	$ (4,013)
Short
10-Year Ultra Futures	(3)	9-21-2022	(388,166)	(385,453)	2,713	0
U.S. Ultra Bond	(19)	9-21-2022	(3,015,023)	(2,959,250)	55,773	0
					$58,486	$(4,013)
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Real Return Portfolio

Statement of assets and liabilities—May 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $217,614,156)	$ 226,411,343
Investments in affiliated securities, at value (cost $2,766,670)	2,766,670
Cash at broker segregated for futures contracts	336,000
Foreign currency, at value (cost $12,841)	12,867
Receivable for investments sold	1,665,567
Receivable for dividends and interest	914,137
Receivable for daily variation margin on open futures contracts	46,577
Receivable for securities lending income, net	135
Prepaid expenses and other assets	20,833
Total assets	232,174,129
Liabilities
Payable for investments purchased	521,219
Advisory fee payable	55,322
Payable for daily variation margin on open futures contracts	2,297
Total liabilities	578,838
Total net assets	$231,595,291
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  37

Statement of operations—year ended May 31, 2022

Investment income
Interest	$ 13,110,697
Dividends (net of foreign withholdings taxes of $7,703)	705,675
Income from affiliated securities	3,547
Total investment income	13,819,919
Expenses
Advisory fee	932,944
Custody and accounting fees	39,268
Professional fees	84,696
Interest holder report expenses	27,313
Trustees’ fees and expenses	19,821
Other fees and expenses	19,626
Total expenses	1,123,668
Less: Fee waivers and/or expense reimbursements	(214,050)
Net expenses	909,618
Net investment income	12,910,301
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	1,913,231
Futures contracts	930,436
Net realized gains on investments	2,843,667
Net change in unrealized gains (losses) on
Unaffiliated securities	(16,547,348)
Futures contracts	46,215
Net change in unrealized gains (losses) on investments	(16,501,133)
Net realized and unrealized gains (losses) on investments	(13,657,466)
Net decrease in net assets resulting from operations	$ (747,165)
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Real Return Portfolio

Statement of changes in net assets

	Year ended May 31, 2022	Year ended May 31, 2021
Operations
Net investment income	$ 12,910,301	$ 5,242,820
Net realized gains on investments	2,843,667	859,659
Net change in unrealized gains (losses) on investments	(16,501,133)	12,483,180
Net increase (decrease) in net assets resulting from operations	(747,165)	18,585,659
Capital transactions
Transactions in investors’ beneficial interests
Contributions	73,678,375	97,022,259
Withdrawals	(80,677,859)	(38,320,850)
Net increase (decrease) in net assets resulting from capital transactions	(6,999,484)	58,701,409
Total increase (decrease) in net assets	(7,746,649)	77,287,068
Net assets
Beginning of period	239,341,940	162,054,872
End of period	$231,595,291	$239,341,940
The accompanying notes are an integral part of these financial statements.

Allspring Real Return Portfolio  |  39

Financial highlights
	Year ended May 31
	2022	2021	2020	2019	2018
Total return	(0.14)%	9.58%	5.92%	2.99%	1.67%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.47%	0.45%	0.45%	0.48%
Net expenses[1]	0.39%	0.39%	0.39%	0.40%	0.41%
Net investment income	5.54%	2.57%	2.16%	2.29%	2.40%
Supplemental data
Portfolio turnover rate	31%	20%	24%	39%	29%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Real Return Portfolio

Notes to financial statements
1. ORGANIZATION
Allspring Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Real Return Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Portfolio changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Portfolio, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC. Consummation of the transaction resulted in a new advisory agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2022, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the

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Notes to financial statements
authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally

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Notes to financial statements
entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Inflation-indexed bonds and TIPS
The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $220,755,637 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$14,986,054
Gross unrealized losses	(6,563,678)
Net unrealized gains	$ 8,422,376

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Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer staples	$ 11,135,363	$ 0	$ 0	$ 11,135,363
Energy	4,558,582	0	0	4,558,582
Materials	8,620,684	0	0	8,620,684
Real estate	12,479,757	0	0	12,479,757
Corporate bonds and notes	0	29,446,515	0	29,446,515
Loans	0	3,758,689	518,373	4,277,062
U.S. Treasury securities	152,167,864	0	0	152,167,864
Yankee corporate bonds and notes	0	3,725,516	0	3,725,516
Short-term investments
Investment companies	2,766,670	0	0	2,766,670
	191,728,920	36,930,720	518,373	229,178,013
Futures contracts	58,486	0	0	58,486
Total assets	$191,787,406	$36,930,720	$518,373	$229,236,499
Liabilities
Futures contracts	$ 4,013	$ 0	$ 0	$ 4,013
Total liabilities	$ 4,013	$ 0	$ 0	$ 4,013
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2022, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the

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Notes to financial statements
subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
For the year ended May 31, 2022, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.28% and declining to 0.18% as the average daily net assets of the Portfolio increase.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $1,527,141, $2,422,699 and $(76,153) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended May 31, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$34,037,411	$36,244,185	$34,894,727	$35,793,413
As of May 31, 2022, the Portfolio had unfunded loan commitments of $371,407.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2022, the Portfolio did not have any securities on loan.

Allspring Real Return Portfolio  |  45

Notes to financial statements
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2022, the Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Portfolio had an average notional amount of $3,064,108 in long futures contracts and $10,847,714 in short futures contracts during the year ended May 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, along with Allspring Variable Trust and Allspring Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Portfolio under the agreement.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

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Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Real Return Portfolio (formerly, Wells Fargo Real Return Portfolio) (the Portfolio), one of the portfolios constituting Allspring Master Trust (formerly, Wells Fargo Master Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

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Other information (unaudited)
TAX INFORMATION
Pursuant to Section 854 of the Internal Revenue Code, $149,825 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $3,538,523 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, 2% of the ordinary income distributed was derived from interest on U.S. government securities.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

48  |  Allspring Real Return Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Real Return Fund  |  49

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Real Return Fund  |  51

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (“Funds Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, and Allspring Master Trust (“Master Trust” and together with Funds Trust, the “Trusts”) has adopted and implemented the Program on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Fund's and the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. The Trusts’ Boards of Trustees (the “Boards”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager and the Portfolio’s investment adviser, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's or Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Boards.
At a meeting of the Boards held on May 24-25, 2022, the Boards received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds or the Portfolios were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s and Portfolio’s, including the Fund’s and the Portfolio’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. With respect to the Fund, please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

52  |  Allspring Real Return Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00236 07-22
A288/AR288 05-22

Annual Report
May 31, 2022
Allspring Asset Allocation Fund

The views expressed and any forward-looking statements are as of May 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Asset Allocation Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Asset Allocation Fund for the 12-month period that ended May 31, 2022. Globally, stocks experienced rising volatility through the period, but overall, U.S. stocks outperformed non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period, with major fixed income indexes all down for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharp central bank rate hikes, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. The impact of already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, U.S. large-cap stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 0.30%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -12.41%, while the MSCI EM Index (Net) (USD)3  had weaker performance with a loss of 19.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -8.22%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -16.68%, the Bloomberg Municipal Bond Index6 lost 6.79%, and the ICE BofA U.S. High Yield Index7 fell 5.00%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
The period began with the S&P 500 Index reaching an all-time high in June 2021. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S. Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Asset Allocation Fund

Letter to shareholders (unaudited)
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index (CPI)1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Asset Allocation Fund  |  3

Letter to shareholders (unaudited)
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodity markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, but full-month returns belied that as markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation (the CPI remained above 8%) and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales increased for the fourth consecutive month in April, indicating continued consumer resilience.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Asset Allocation Fund

Letter to shareholders (unaudited)
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and has had severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Updates” for further information.

Allspring Asset Allocation Fund  |  5

Performance highlights (unaudited)
Investment objectiveThe Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡, FRM, Travis L. Keshemberg, CFA®‡#, CIPM, FRM
Average annual total returns (%) as of May 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EAAFX)	7-29-1996	-12.73	4.40	5.04	-7.42	5.63	5.67	1.22	1.13
Class C (EACFX)	10-3-2002	-9.08	4.97	5.05	-8.08	4.97	5.05	1.97	1.88
Class R (EAXFX)	10-10-2003	–	–	–	-7.57	5.45	5.45	1.47	1.38
Administrator Class (EAIFX)	10-3-2002	–	–	–	-7.21	5.98	5.95	1.14	0.95
Institutional Class (EAAIX)[3]	11-30-2012	–	–	–	-7.10	5.99	6.06	0.89	0.80
Asset Allocation Blended Index[4]	–	–	–	–	-6.89	7.01	7.66	–	–
Bloomberg U.S. Aggregate Bond Index[5]	–	–	–	–	-8.22	1.18	1.71	–	–
MSCI ACWI ex USA Index (Net)[6]	–	–	–	–	-12.41	4.42	6.39	–	–
Russell 3000® Index[7]	–	–	–	–	-3.68	12.75	14.00	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.46% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.13% for Class A, 1.88% for Class C, 1.38% for Class R, 0.95% for Administrator Class, and 0.80% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	Source: Allspring Funds Management, LLC. The Asset Allocation Blended Index is composed 45% of the Russell 3000® Index, 35% of the Bloomberg U.S. Aggregate Bond Index and 20% of the MSCI ACWI ex USA Index (Net). Prior to June 16, 2018, it was comprised of 65% of the MSCI ACWI Index (Net) and 35% of the Bloomberg U.S. Aggregate Bond Index. You cannot invest directly in an index.
[5]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Keshemberg became a portfolio manager of the Fund on March 24, 2022.

6  |  Allspring Asset Allocation Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20221
1The chart compares the performance of Class A shares for the most recent ten years with the Asset Allocation Blended Index, Bloomberg U.S. Aggregate Bond Index, MSCI ACWI ex USA Index (Net) and Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Footnotes continued from previous page
[6]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[7]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk, mortgage- and asset backed securities risk, geographic risk, and smaller-company securities risk. Consult the Fund's prospectus for additional information on these and other risks.

Allspring Asset Allocation Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed the Asset Allocation Fund Blended Index for the 12-month period that ended May 31, 2022.
■	The Tactical Asset Allocation (TAA) overlay was the largest detractor from relative performance over the period.
■	Strong relative performance from both U.S. and international factor-based strategies had the largest positive impact on performance.
Strong economic growth was followed by rapidly increasing inflation and uncertainty. Both stocks and bonds decreased in value.
The 12-month period that ended May 31, 2022, saw weak results from the broad U.S. equity markets, as illustrated by the Russell 3000® Index’s return of -3.68%. The broad foreign markets did worse, as reflected by the MSCI ACWI ex USA Index (Net)’s return of -12.41%. The broad U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned -8.22%. Inflation-sensitive bonds experienced better returns but, as represented by the Bloomberg U.S. TIPS Index*, still lost 1.45%.
Ten largest holdings (%) as of May 31, 2022[1]
Allspring Managed Fixed Income Portfolio	22.09
Allspring Disciplined U.S. Core Fund Class R6	13.69
Allspring Large Company Value Portfolio	11.92
Allspring Diversified Large Cap Growth Portfolio	10.70
Allspring Disciplined International Developed Markets Portfolio	8.97
Allspring Core Bond Portfolio	6.18
iShares Core MSCI EAFE ETF	4.07
Allspring C&B Large Cap Value Portfolio	3.58
Allspring Real Return Portfolio	3.43
Allspring Factor Enhanced International Equity Portfolio	3.34
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio management made no changes to the underlying portfolio.
While the portfolio remained stable, the Fund’s TAA overlay was active throughout the year. Our pro-growth positioning at the start of the period gave way to much more defensive positioning at the end of the period.
The TAA overlay was the largest detractor from relative performance over the period.
During the first portion of the period, the overlay was well positioned for upward movements in growth assets and it enjoyed positive returns. Near the end of calendar-year 2021, we started to reduce the exposure to growth assets to make the overall positioning a bit more neutral. The reduction in exposure continued, and by the end of the period, the positioning was defensive. While the TAA added to performance early in the period, positions held during the transition period lost money and the strategy detracted from performance over the full period.
Allocation (%) as of May 31, 2022
	Neutral allocation	Effective allocation[1]
Bond Funds	35	41
Stock Funds	65	65
Effective Cash	0	(6)
[1]	Effective allocation reflects the effect of the tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. Effective allocations are subject to change and may have changed since the date specified.
Strong relative performance from the factor-enhanced U.S. large cap and international developed markets portfolios had the largest positive impact on performance.
Value stocks, as represented by the return on the Russell 3000® Value Index** of +0.35%, fared better than growth stocks, as represented by the return on Russell 3000® Growth Index*** of -7.60% over the trailing 12 months. The same situation occurred in the non-U.S. markets over this

*	The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
***	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

8  |  Allspring Asset Allocation Fund

Performance highlights (unaudited)
period; the MSCI ACWI ex USA Value Index (Net)* returned -5.70% while the MSCI ACWI ex USA Growth Index (Net)** was down 18.91%. The portfolio uses a number of factor-based U.S. and international equity strategies. These strategies had an overweighting in value-type factors over the trailing 12 months, which added to relative performance. In particular, the U.S. large cap factor-based portfolios added 40 basis points (bps; 100 bps equal 1.00%) to relative performance and the non-U.S. developed markets portfolio added 13 bps to relative performance.
Looking ahead, we are guarded.
At this time last year, we held an outlook we classified as “guardedly optimistic” as the massive amount of uncertainty we faced in 2020 had faded. Uncertainty has returned and today our outlook is guarded. Along with the financial markets, we are digesting a great deal of data related to central bank tightening, geopolitical concerns, the war in Ukraine, and deteriorating consumer sentiment. Our base case doesn’t foresee a major geopolitical spillover from the Russia-Ukraine war, but we expect to see continued price increases for energy and some agricultural commodities. We suspect that the supply chain bottleneck issues within the U.S. will improve, which will help economic growth stay or return to positive levels. We see the U.S. Federal Reserve (Fed) raising rates by another 50 bps in June, but future rate hikes will be dependent upon the data. While inflation is at 40-year-high levels, the Fed has shifted from being super-hawkish to something more moderate. The Fed will continue to focus on inflation, but we think it is concerned about overreacting. Along with the Fed, we will continue to monitor the data and make adjustments to the portfolio as needed.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Value Index (Net) measures the equity market performance of large- and mid-cap securities exhibiting overall value style characteristics across developed and emerging market countries, excluding the U.S. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield. You cannot invest directly in an index.
**	The MSCI ACWI ex USA Growth Index (Net) measures the equity market performance of the large- and mid-cap securities exhibiting overall growth style characteristics across developed and emerging market countries, excluding the U.S. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend. You cannot invest directly in an index.

Allspring Asset Allocation Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2021 to May 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2021	Ending account value 5-31-2022	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 910.77	$4.91	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%
Class C
Actual	$1,000.00	$ 907.69	$8.42	1.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.11	$8.90	1.77%
Class R
Actual	$1,000.00	$ 910.24	$6.00	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.34	1.26%
Administrator Class
Actual	$1,000.00	$ 912.08	$4.10	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.33	0.86%
Institutional Class
Actual	$1,000.00	$ 912.30	$3.29	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.49	$3.48	0.69%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

10  |  Allspring Asset Allocation Fund

Portfolio of investments—May 31, 2022

		Shares	Value
Investment companies: 99.57%
Affiliated master portfolios: 76.39%
Allspring C&B Large Cap Value Portfolio			$ 55,306,044
Allspring Core Bond Portfolio			95,338,712
Allspring Disciplined International Developed Markets Portfolio			138,419,022
Allspring Diversified Large Cap Growth Portfolio			165,148,504
Allspring Emerging Growth Portfolio			14,317,322
Allspring Factor Enhanced Emerging Markets Equity Portfolio			20,824,790
Allspring Factor Enhanced International Equity Portfolio			51,567,585
Allspring Large Company Value Portfolio			183,995,995
Allspring Managed Fixed Income Portfolio			340,815,143
Allspring Real Return Portfolio			52,890,189
Allspring Small Company Growth Portfolio			16,805,801
Allspring Small Company Value Portfolio			43,378,616
			1,178,807,723
Exchange-traded funds: 6.88%
iShares Core MSCI EAFE ETF		953,462	62,833,145
iShares Core U.S. Aggregate Bond ETF		419,748	43,431,325
			106,264,470
Stock funds: 16.30%
Allspring Disciplined U.S. Core Fund Class R6 ♠		10,020,813	211,238,729
Allspring Emerging Markets Equity Fund Class R6 ♠		750,189	19,242,347
Allspring Emerging Markets Equity Income Fund Class R6 ♠		1,830,509	21,014,247
			251,495,323
Total Investment companies (Cost $1,456,126,800)			1,536,567,516
Total investments in securities (Cost $1,456,126,800)	99.57%		1,536,567,516
Other assets and liabilities, net	0.43		6,565,237
Total net assets	100.00%		$1,543,132,753

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Disciplined U.S. Core Fund Class R6	$258,513,675	$20,771,111	$(55,703,266)	$ 9,321,193	$ (21,663,984)	$ 211,238,729
Allspring Emerging Markets Equity Fund Class R6	23,640,299	2,506,258	(73,038)	9,084	(6,840,256)	19,242,347
Allspring Emerging Markets Equity Income Fund Class R6	24,636,790	1,075,404	(1,073,345)	172,508	(3,797,110)	21,014,247
				$9,502,785	$(32,301,350)	$251,495,323

The accompanying notes are an integral part of these financial statements.

Allspring Asset Allocation Fund  |  11

Portfolio of investments—May 31, 2022

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized gains on capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Disciplined U.S. Core Fund Class R6	10,020,813	$ 2,663,233	$ 18,107,880
Allspring Emerging Markets Equity Fund Class R6	750,189	157,686	0
Allspring Emerging Markets Equity Income Fund Class R6	1,830,509	667,400	0
		$3,488,319	$18,107,880
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring C&B Large Cap Value Portfolio	16.16%	16.61%	$ 9,567,258	$ (10,628,410)	$ 0	$ 1,103,595	$ 2,811	$ 55,306,044
Allspring Core Bond Portfolio	2.02	1.96	(3,410,119)	(7,238,969)	1,856,240	0	4,043	95,338,712
Allspring Disciplined International Developed Markets Portfolio	81.24	86.56	5,774,261	(68,338,794)	0	4,886,840	91,725	138,419,022
Allspring Diversified Large Cap Growth Portfolio	72.28	84.39	23,048,871	20,034,291	0	1,440,956	7,856	165,148,504
Allspring Emerging Growth Portfolio	1.99	3.85	8,604,824	(5,781,535)	0	19,834	10,664	14,317,322
Allspring Factor Enhanced Emerging Markets Equity Portfolio	13.38	15.23	(317,815)	(10,602,917)	0	698,150	830	20,824,790
Allspring Factor Enhanced International Equity Portfolio	8.72	9.49	1,701,785	(29,912,257)	0	1,759,299	1,320	51,567,585
Allspring Large Company Value Portfolio	76.48	84.92	15,841,895	(12,902,001)	0	4,225,161	3,862	183,995,995
Allspring Managed Fixed Income Portfolio	81.90	81.56	(774,238)	(40,059,059)	11,492,855	0	7,756	340,815,143
Allspring Real Return Portfolio	27.05	22.84	1,269,532	(4,407,632)	3,440,093	187,759	875	52,890,189
Allspring Small Company Growth Portfolio	1.53	2.03	3,301,417	(6,346,734)	0	49,217	1,963	16,805,801
Allspring Small Company Value Portfolio	8.40	7.28	7,027,560	(7,895,195)	0	723,756	2,826	43,378,616
			$71,635,231	$(184,079,212)	$16,789,188	$15,094,567	$136,531	$1,178,807,723
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Asset Allocation Fund

Portfolio of investments—May 31, 2022

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Australian Dollar Futures	448	6-13-2022	$ 33,011,400	$ 32,150,720	$ 0	$ (860,680)
E-Mini Consumer Staples Select Sector Futures	583	6-17-2022	46,740,130	43,532,610	0	(3,207,520)
E-Mini Energy Select Sector Futures	447	6-17-2022	34,778,956	40,529,490	5,750,534	0
10-Year U.S. Treasury Notes	1,141	9-21-2022	136,923,012	136,296,016	0	(626,996)
Short
British Pound Futures	(400)	6-13-2022	(32,760,013)	(31,512,500)	1,247,513	0
E-Mini S&P 500 Index	(268)	6-17-2022	(53,449,115)	(55,358,750)	0	(1,909,635)
Euro STOXX 50 Futures	(585)	6-17-2022	(22,893,682)	(23,764,532)	0	(870,850)
U.S. Ultra Bond	(310)	9-21-2022	(48,957,854)	(48,282,500)	675,354	0
					$7,673,401	$ (7,475,681)
The accompanying notes are an integral part of these financial statements.

Allspring Asset Allocation Fund  |  13

Statement of assets and liabilities—May 31, 2022

Assets
Investments in affiliated Master Portfolios, at value (cost $1,117,731,465)	$ 1,178,807,723
Investments in affiliated Underlying Funds , at value (cost $218,497,085)	251,495,323
Investments in unaffiliated securities, at value (cost $119,898,250)	106,264,470
Cash	216,087
Cash at broker segregated for futures contracts	8,082,102
Receivable for daily variation margin on open futures contracts	1,532,130
Receivable for investments sold	383,802
Receivable for Fund shares sold	213,927
Prepaid expenses and other assets	30,993
Total assets	1,547,026,557
Liabilities
Payable for daily variation margin on open futures contracts	1,772,435
Payable for Fund shares redeemed	1,073,717
Shareholder servicing fees payable	276,937
Administration fees payable	255,352
Management fee payable	247,470
Distribution fees payable	19,962
Trustees’ fees and expenses payable	4,096
Accrued expenses and other liabilities	243,835
Total liabilities	3,893,804
Total net assets	$1,543,132,753
Net assets consist of
Paid-in capital	$ 1,445,593,260
Total distributable earnings	97,539,493
Total net assets	$1,543,132,753
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,272,420,060
Shares outstanding – Class A1	93,849,089
Net asset value per share – Class A	$13.56
Maximum offering price per share – Class A2	$14.39
Net assets – Class C	$ 31,038,385
Shares outstanding – Class C1	2,326,928
Net asset value per share – Class C	$13.34
Net assets – Class R	$ 2,862,706
Shares outstanding – Class R1	211,808
Net asset value per share – Class R	$13.52
Net assets – Administrator Class	$ 18,332,367
Shares outstanding – Administrator Class[1]	1,320,288
Net asset value per share – Administrator Class	$13.89
Net assets – Institutional Class	$ 218,479,235
Shares outstanding – Institutional Class[1]	16,064,538
Net asset value per share – Institutional Class	$13.60
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Asset Allocation Fund

Statement of operations—year ended May 31, 2022

Investment income
Interest allocated from affiliated Master Portfolios (net of foreign withholding taxes of $418)	$ 16,789,188
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $1,016,411)	15,094,567
Dividends from affiliated Underlying Funds	3,488,319
Dividends from unaffiliated securities	3,484,696
Affiliated income allocated from affiliated Master Portfolios	136,531
Expenses allocated from affiliated Master Portfolios	(6,740,133)
Waivers allocated from affiliated Master Portfolios	648,860
Total investment income	32,902,028
Expenses
Management fee	4,937,694
Administration fees
Class A	3,065,643
Class C	90,267
Class R	7,030
Administrator Class	29,288
Institutional Class	331,548
Shareholder servicing fees
Class A	3,649,575
Class C	106,693
Class R	8,262
Administrator Class	55,344
Distribution fees
Class C	318,202
Class R	7,885
Custody and accounting fees	42,402
Professional fees	31,436
Registration fees	76,111
Shareholder report expenses	100,831
Trustees’ fees and expenses	20,896
Other fees and expenses	25,976
Total expenses	12,905,083
Less: Fee waivers and/or expense reimbursements
Fund-level	(892,361)
Class A	(135,535)
Class C	(49)
Class R	(1)
Administrator Class	(22,290)
Institutional Class	(24,086)
Net expenses	11,830,761
Net investment income	21,071,267
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	71,635,231
Affiliated Underlying Funds	9,502,785
Unaffiliated securities	98,076
Futures contracts	(15,532,727)
Capital gain distributions from affiliated Underlying Funds	18,107,880
Net realized gains on investments	83,811,245
Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	(184,079,212)
Affiliated Underlying Funds	(32,301,350)
Unaffiliated securities	(14,664,109)
Futures contracts	4,479,694
Net change in unrealized gains (losses) on investments	(226,564,977)
Net realized and unrealized gains (losses) on investments	(142,753,732)
Net decrease in net assets resulting from operations	$(121,682,465)
The accompanying notes are an integral part of these financial statements.

Allspring Asset Allocation Fund  |  15

Statement of changes in net assets

	Year ended May 31, 2022		Year ended May 31, 2021
Operations
Net investment income		$ 21,071,267		$ 21,667,464
Payment from affiliate		0		712,806
Net realized gains on investments		83,811,245		243,824,414
Net change in unrealized gains (losses) on investments		(226,564,977)		192,927,387
Net increase (decrease) in net assets resulting from operations		(121,682,465)		459,132,071
Distributions to shareholders from
Net investment income and net realized gains
Class A		(202,891,728)		(55,986,187)
Class C		(5,423,558)		(700,025)
Class R		(467,417)		(109,599)
Administrator Class		(3,106,447)		(921,907)
Institutional Class		(36,625,295)		(10,355,792)
Total distributions to shareholders		(248,514,445)		(68,073,510)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,611,398	40,863,057	6,250,034	93,969,141
Class C	182,136	2,833,723	279,606	4,416,662
Class R	12,849	202,101	30,203	464,911
Administrator Class	52,285	846,945	127,077	2,046,652
Institutional Class	1,834,135	29,224,220	1,785,909	27,785,977
		73,970,046		128,683,343
Reinvestment of distributions
Class A	12,001,744	182,452,406	3,223,356	50,235,396
Class C	357,553	5,298,942	45,235	683,050
Class R	29,730	449,906	6,360	98,865
Administrator Class	183,747	2,863,149	53,449	850,269
Institutional Class	1,858,632	28,382,924	504,693	7,879,021
		219,447,327		59,746,601
Payment for shares redeemed
Class A	(12,061,446)	(190,070,003)	(13,048,794)	(200,591,180)
Class C	(1,380,131)	(21,542,495)	(6,233,258)	(89,970,179)
Class R	(32,919)	(483,592)	(155,015)	(2,300,175)
Administrator Class	(366,341)	(5,897,327)	(302,421)	(4,691,747)
Institutional Class	(3,378,156)	(52,642,800)	(3,567,623)	(54,922,613)
		(270,636,217)		(352,475,894)
Net increase (decrease) in net assets resulting from capital share transactions		22,781,156		(164,045,950)
Total increase (decrease) in net assets		(347,415,754)		227,012,611
Net assets
Beginning of period		1,890,548,507		1,663,535,896
End of period		$1,543,132,753		$1,890,548,507
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Asset Allocation Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31			Year ended April 30
Class A	2022	2021	2020 [1]	2020	2019	2018
Net asset value, beginning of period	$16.90	$13.57	$13.12	$13.49	$14.33	$13.62
Net investment income (loss)	0.18 [2]	0.18 [2]	0.02	0.21 [2]	0.15 [2]	(0.12)
Payment from affiliate	0.00	0.00 [3]	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(1.20)	3.75	0.43	(0.36)	0.04	1.08
Total from investment operations	(1.02)	3.93	0.45	(0.15)	0.19	0.96
Distributions to shareholders from
Net investment income	(0.18)	(0.41)	0.00	(0.06)	(0.06)	(0.25)
Net realized gains	(2.14)	(0.19)	0.00	(0.16)	(0.97)	0.00
Total distributions to shareholders	(2.32)	(0.60)	0.00	(0.22)	(1.03)	(0.25)
Net asset value, end of period	$13.56	$16.90	$13.57	$13.12	$13.49	$14.33
Total return[4]	(7.42)%	29.45% [5]	3.43%	(1.26)%	1.96%	7.01%
Ratios to average net assets (annualized)
Gross expenses	1.09% *	1.14% *	1.21% *	1.22% *	1.18% *,6	0.82% [6]
Net expenses	1.04% *	1.04% *	1.05% *	1.05% *	1.04% *,6	0.82% [6]
Net investment income (loss)	1.15% *	1.19% *	1.22% *	1.54% *	1.08% *,6	(0.82)% [6]
Supplemental data
Portfolio turnover rate	111% [7]	137% [7]	13% [7]	109% [7]	189% [7]	0% [8]
Net assets, end of period (000s omitted)	$1,272,420	$1,542,707	$1,287,856	$1,253,699	$1,472,484	$1,348,107

*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
Year ended May 31, 2020[1]	0.45%
Year ended April 30, 2020	0.45%
Year ended April 30, 2019	0.40%

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	For year ended May 31, 2021, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[6]	Ratios did not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust did not have any net expenses.
[7]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
[8]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.
The accompanying notes are an integral part of these financial statements.

Allspring Asset Allocation Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31			Year ended April 30
Class C	2022	2021	2020 [1]	2020	2019	2018
Net asset value, beginning of period	$16.60	$13.01	$12.58	$12.99	$13.87	$13.17
Net investment income (loss)	0.06 [2]	0.06 [2]	0.01 [2]	0.11 [2]	0.03 [2]	(0.22) [2]
Payment from affiliate	0.00	0.17	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(1.18)	3.54	0.42	(0.36)	0.06	1.03
Total from investment operations	(1.12)	3.77	0.43	(0.25)	0.09	0.81
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.11)
Net realized gains	(2.14)	(0.18)	0.00	(0.16)	(0.97)	0.00
Total distributions to shareholders	(2.14)	(0.18)	0.00	(0.16)	(0.97)	(0.11)
Net asset value, end of period	$13.34	$16.60	$13.01	$12.58	$12.99	$13.87
Total return[3]	(8.08)%	29.19% [4]	3.42%	(2.02)%	1.21%	6.16%
Ratios to average net assets (annualized)
Gross expenses	1.83% *	1.89% *	1.96% *	1.97% *	1.92% *,5	1.57% [5]
Net expenses	1.78% *	1.79% *	1.79% *	1.80% *	1.78% *,5	1.57% [5]
Net investment income (loss)	0.38% *	0.43% *	0.47% *	0.82% *	0.23% *,5	(1.57)% [5]
Supplemental data
Portfolio turnover rate	111% [6]	137% [6]	13% [6]	109% [6]	189% [6]	0% [7]
Net assets, end of period (000s omitted)	$31,038	$52,586	$118,081	$120,029	$237,096	$905,336

*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.39%
Year ended May 31, 2020[1]	0.44%
Year ended April 30, 2020	0.45%
Year ended April 30, 2019	0.38%

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	For year ended May 31, 2021, the Fund received a payment from an affiliate which had a 1.29% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Ratios did not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust did not have any net expenses.
[6]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
[7]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Asset Allocation Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31			Year ended April 30
Class R	2022	2021	2020 [1]	2020	2019	2018
Net asset value, beginning of period	$16.86	$13.47	$13.02	$13.37	$14.20	$13.49
Net investment income (loss)	0.14 [2]	0.14 [2]	0.01 [2]	0.18 [2]	0.11 [2]	(0.15) [2]
Payment from affiliate	0.00	0.07	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(1.19)	3.71	0.44	(0.37)	0.05	1.05
Total from investment operations	(1.05)	3.92	0.45	0.19	0.16	0.90
Distributions to shareholders from
Net investment income	(0.15)	(0.34)	0.00	0.00	(0.02)	(0.19)
Net realized gains	(2.14)	(0.19)	0.00	(0.16)	(0.97)	0.00
Total distributions to shareholders	(2.29)	(0.53)	0.00	(0.16)	(0.99)	(0.19)
Net asset value, end of period	$13.52	$16.86	$13.47	$13.02	$13.37	$14.20
Total return[3]	(7.57)%	29.44% [4]	3.46%	(1.51)%	1.73%	6.70%
Ratios to average net assets (annualized)
Gross expenses	1.33% *	1.37% *	1.44% *	1.47% *	1.42% *,5	1.06% [5]
Net expenses	1.28% *	1.28% *	1.27% *	1.30% *	1.29% *,5	1.06% [5]
Net investment income (loss)	0.91% *	0.95% *	0.99% *	1.32% *	0.77% *,5	(1.06)% [5]
Supplemental data
Portfolio turnover rate	111% [6]	137% [6]	13% [6]	109% [6]	189% [6]	0% [7]
Net assets, end of period (000s omitted)	$2,863	$3,407	$4,318	$4,106	$7,619	$15,658

*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
Year ended May 31, 2020[1]	0.45%
Year ended April 30, 2020	0.45%
Year ended April 30, 2019	0.39%

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]	For year ended May 31, 2021, the Fund received a payment from an affiliate which had a 0.51% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Ratios did not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust did not have any net expenses.
[6]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
[7]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.
The accompanying notes are an integral part of these financial statements.

Allspring Asset Allocation Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31			Year ended April 30
Administrator Class	2022	2021	2020 [1]	2020	2019	2018
Net asset value, beginning of period	$17.25	$13.75	$13.29	$13.66	$14.49	$13.78
Net investment income (loss)	0.21 [2]	0.21 [2]	0.02 [2]	0.24 [2]	0.16 [2]	(0.09) [2]
Payment from affiliate	0.00	0.12	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(1.22)	3.81	0.44	(0.37)	0.06	1.07
Total from investment operations	(1.01)	4.14	0.46	(0.13)	0.22	0.98
Distributions to shareholders from
Net investment income	(0.21)	(0.45)	0.00	(0.08)	(0.08)	(0.27)
Net realized gains	(2.14)	(0.19)	0.00	(0.16)	(0.97)	0.00
Total distributions to shareholders	(2.35)	(0.64)	0.00	(0.24)	(1.05)	(0.27)
Net asset value, end of period	$13.89	$17.25	$13.75	$13.29	$13.66	$14.49
Total return[3]	(7.21)%	30.62% [4]	3.46%	(1.08)%	2.18%	7.10%
Ratios to average net assets (annualized)
Gross expenses	1.01% *	1.06% *	1.13% *	1.14% *	1.08% *,5	0.73% [5]
Net expenses	0.86% *	0.87% *	0.86% *	0.86% *	0.86% *,5	0.64% [5]
Net investment income (loss)	1.32% *	1.36% *	1.40% *	1.74% *	1.17% *,5	(0.64)% [5]
Supplemental data
Portfolio turnover rate	111% [6]	137% [6]	13% [6]	109% [6]	189% [6]	0% [7]
Net assets, end of period (000s omitted)	$18,332	$25,026	$21,628	$21,316	$31,610	$69,607

*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
Year ended May 31, 2020[1]	0.45%
Year ended April 30, 2020	0.44%
Year ended April 30, 2019	0.38%

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]	For year ended May 31, 2021, the Fund received a payment from an affiliate which had a 0.90% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	Ratios did not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust did not have any net expenses.
[6]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
[7]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Asset Allocation Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31			Year ended April 30
Institutional Class	2022	2021	2020 [1]	2020	2019	2018
Net asset value, beginning of period	$16.94	$13.61	$13.14	$13.52	$14.36	$13.66
Net investment income (loss)	0.24 [2]	0.24	0.02 [2]	0.26 [2]	0.19 [2]	(0.06) [2]
Net realized and unrealized gains (losses) on investments	(1.20)	3.74	0.45	(0.38)	0.05	1.06
Total from investment operations	(0.96)	3.98	0.47	(0.12)	0.24	1.00
Distributions to shareholders from
Net investment income	(0.24)	(0.46)	0.00	(0.10)	(0.11)	(0.30)
Net realized gains	(2.14)	(0.19)	0.00	(0.16)	0.97	0.00
Total distributions to shareholders	(2.38)	(0.65)	0.00	(0.26)	(1.08)	(0.30)
Net asset value, end of period	$13.60	$16.94	$13.61	$13.14	$13.52	$14.36
Total return[3]	(7.10)%	29.76%	3.58%	(1.01)%	2.39%	7.33%
Ratios to average net assets (annualized)
Gross expenses	0.76% *	0.81% *	0.88% *	0.89% *	0.84% *,4	0.49% [4]
Net expenses	0.71% *	0.71% *	0.72% *	0.72% *	0.69% *,4	0.44% [4]
Net investment income (loss)	1.48% *	1.52% *	1.55% *	1.88% *	1.34% *,4	(0.44)% [4]
Supplemental data
Portfolio turnover rate	111% [5]	137% [5]	13% [5]	109% [5]	189% [6]	0% [6]
Net assets, end of period (000s omitted)	$218,479	$266,822	$231,652	$227,529	$311,958	$572,803

*	Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other affiliated Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2022	0.34%
Year ended May 31, 2021	0.38%
Year ended May 31, 2020[1]	0.45%
Year ended April 30, 2020	0.45%
Year ended April 30, 2019	0.38%

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]	Ratios did not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust did not have any net expenses.
[5]	Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.
[6]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.
The accompanying notes are an integral part of these financial statements.

Allspring Asset Allocation Fund  |  21

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Asset Allocation Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a fund-of-funds that invests in various affiliated mutual funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund may also invest directly in securities. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Allspring Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Allspring Master Trust. The financial statements for all other affiliated Underlying Funds are also publicly available on the SEC website at sec.gov.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on the date of the Special Meeting of Shareholders approving the agreements.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in underlying mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.

22  |  Allspring Asset Allocation Fund

Notes to financial statements
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates and is subject to interest rate risk, equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolios are recorded on a trade date basis. The Fund records daily its proportionate share of each affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2022, the aggregate cost of all investments for federal income tax purposes was $1,470,186,216 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$74,897,339
Gross unrealized losses	(8,319,248)
Net unrealized gains	$66,578,091

Allspring Asset Allocation Fund  |  23

Notes to financial statements
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$6,679,314	$(6,679,314)
As of May 31, 2022, the Fund had current year deferred post-October capital losses consisting of $14,698,667 in short-term capital losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Allspring Asset Allocation Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$ 357,759,793	$0	$0	$ 357,759,793
Investments measured at net asset value*				1,178,807,723
	1,536,567,516	0	0	1,536,567,516
Futures contracts	7,673,401	0	0	7,673,401
Total assets	$1,544,240,917	$0	$0	$1,544,240,917
Liabilities
Futures contracts	$ 7,475,681	$0	$0	$ 7,475,681
Total liabilities	$ 7,475,681	$0	$0	$ 7,475,681

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $ 1,178,807,723. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
For the year ended May 31, 2022, the Fund did not have any transfers into/out of Level 3.
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Allspring C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Allspring Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Allspring Disciplined International Developed Markets Portfolio	Seeks long-term capital appreciation
Allspring Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Allspring Emerging Growth Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced Emerging Markets Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced International Equity Portfolio	Seeks long-term capital appreciation
Allspring Large Company Value Portfolio	Seeks long-term capital appreciation
Allspring Managed Fixed Income Portfolio	Seeks consistent fixed-income returns
Allspring Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Allspring Small Company Growth Portfolio	Seeks long-term capital appreciation
Allspring Small Company Value Portfolio	Seeks long-term capital appreciation
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment

Allspring Asset Allocation Fund  |  25

Notes to financial statements
objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.300%
Next $500 million	0.280
Next $2 billion	0.260
Next $2 billion	0.240
Next $5 billion	0.230
Over $10 billion	0.220
For the year ended May 31, 2022, the management fee was equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.
Allspring Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolios are included in the expense caps. Allspring Funds Management has contractually committed through September 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of May 31, 2022, the contractual expense caps are as follows:

26  |  Allspring Asset Allocation Fund

Notes to financial statements
Expense ratio caps
Class A	1.13%
Class C	1.88
Class R	1.38
Administrator Class	0.95
Institutional Class	0.80
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2022, Allspring Funds Distributor received $20,287 from the sale of Class A shares and $70 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Other transactions
On August 14, 2020, Class A, Class C, Class R, and Administration Class of the Fund were reimbursed by Allspring Funds Management in the amount of $2,100, $525,311, $13,410 and $171,985, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing in various affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund's ownership percentage in the respective affiliated Master Portfolio at the end of the period by the corresponding affiliated Master Portfolio’s purchases and sales. Purchase and sales in affiliated Underlying Funds and unaffiliated securities in which the Fund invests are actual purchases and sales of those investments. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$580,563,269	$1,266,779,514	$641,432,015	$1,360,395,443
6. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2022, the Fund entered into futures contracts for hedging purposes. The Fund had an average notional amount of $248,878,211 in long futures contracts and $192,780,657 in short futures contracts during the year ended May 31, 2022.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

Allspring Asset Allocation Fund  |  27

Notes to financial statements
The fair value of derivative instruments as of May 31, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 675,354*	Unrealized losses on futures contracts	$ 626,996*
Equity risk	Unrealized gains on futures contracts	5,750,534*	Unrealized losses on futures contracts	5,988,005*
Foreign currency risk	Unrealized gains on futures contracts	1,247,513*	Unrealized losses on futures contracts	860,680*
		$7,673,401		$7,475,681

*	Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of May 31, 2022 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2022 was as follows:
	Net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Interest rate risk	$ 490,367	$ 321,058
Equity risk	(17,800,674)	3,854,620
Foreign currency risk	1,777,580	304,016
	$ (15,532,727)	$4,479,694
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2022 and May 31, 2021 were as follows:
	Year ended May 31
	2022	2021
Ordinary income	$145,194,955	$52,137,175
Long-term capital gain	103,319,490	15,936,335
As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred
$6,566,549	$39,165,209	$66,578,091	$(14,698,667)

28  |  Allspring Asset Allocation Fund

Notes to financial statements
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Asset Allocation Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Asset Allocation Fund (formerly, Wells Fargo Asset Allocation Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the two-year period ended May 31, 2022, the period from May 1, 2020 to May 31, 2020, and for each of the years in the three-year period ended April 30, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for the two-year period ended May 31, 2022, the period from May 1, 2020 to May 31, 2020, and for each of the years in the three-year period ended April 30, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
July 27, 2022

30  |  Allspring Asset Allocation Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 7% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $103,319,490 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $21,261,898 of income dividends paid during the fiscal year ended May 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2022, $11,215,356 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2022, $123,124,728 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On February 11, 2022, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	43,419,439
Shares voted “Against”	2,596,130
Shares voted “Abstain/Withhold”	5,622,332
Shares voted “Uninstructed”	1,893,123
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	43,261,543
Shares voted “Against”	2,649,146
Shares voted “Abstain/Withhold”	5,727,212
Shares voted “Uninstructed”	1,893,123
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Asset Allocation Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Allspring Asset Allocation Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Asset Allocation Fund  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Allspring Asset Allocation Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject. In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.

Allspring Asset Allocation Fund  |  35

Other information (unaudited)
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage each Fund’s, including the Fund’s, liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36  |  Allspring Asset Allocation Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0622-00195 07-22
A224/AR224 05-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended May 31, 2022	Fiscal year ended May 31, 2021
Audit fees	$339,920	$320,880
Audit-related fees (1,2)	12,800	29,200
Tax fees (3)	69,950	67,800
All other fees	—	—

	$422,670	$417,910

(1)	Amount represents fees related to the merger of Allspring International Value Fund into Allspring International Equity Fund on April 23, 2021.
(2)	Amount represents fees related to the merger of Allspring Diversified Equity Fund into Allspring Spectrum Aggressive Growth Fund on February 4, 2022.
(3)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date: July 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date: July 27, 2022

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: July 27, 2022